      As filed with the Securities and Exchange Commission on March 6, 2007

                                     Securities Act Registration No.  333-139963
                               Investment Company Act Registration No. 811-21725
==================================================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-2

    |X|       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
    |X|       PRE-EFFECTIVE AMENDMENT NO. 1
    [ ]       POST-EFFECTIVE AMENDMENT NO.
                                                              and/or
    |X|       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
    |X|       AMENDMENT NO.  13

                      Tortoise Energy Capital Corporation
                        10801 Mastin Boulevard, Suite 222
                           Overland Park, Kansas 66210

                                 (913) 981-1020

                                AGENT FOR SERVICE
                                David J. Schulte
                        10801 Mastin Boulevard, Suite 222
                           Overland Park, Kansas 66210

                          Copies of Communications to:

      Steven F. Carman, Esq.                          Anna T. Pinedo, Esq.
Blackwell Sanders Peper Martin LLP                   Morrison & Foerster LLP
   4801 Main Street, Suite 1000                    1290 Avenue of the Americas
      Kansas City, MO 64112                         New York, New York 10104
          (816) 983-8000                                 (212) 468-8179

     Approximate Date of Proposed Public Offering: From time to time after the effective date of the Registration Statement.

    If any of the securities  being registered on this form will be offered on a delayed or continuous  basis in reliance on Rule 415 under the Securities Act of
1933, other than securities  offered in connection with a dividend  reinvestment
plan, check the following box. |X|

    It is proposed  that this filing will become  effective  (check  appropriate box):

    [ ] when declared effective pursuant to Section 8(c).

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
=================================================== ============== ==================== ========================
                                                                     Proposed Maximum
               Title of Securities                   Amount Being       Aggregate              Amount of
                 Being Registered                   Registered (1)  Offering Price (2)   Registration Fee (3)
--------------------------------------------------- -------------- -------------------- ------------------------
Common stock, $0.001 par value per share;
preferred stock, $0.001 par value per share; debt                      $300,000,000            $9,210.00
securities
=================================================== ============== ==================== ========================

(1) There are being  registered  hereunder a presently  indeterminate  number of shares of common stock,  shares of preferred stock and debt securities to be offered on an immediate, continuous or delayed basis.
(2) Estimated  solely  for the  purpose  of  calculating  the  registration  fee pursuant to Rule 457(o) under the  Securities  Act of 1933. In no event will the aggregate initial offering price of all securities  offered from time to time  pursuant to the  prospectus  included  as a part of this  Registration
    Statement exceed $__________.
(3) $107.00 of this amount has been previously paid.

    The  Registrant  hereby amends this  Registration  Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further  amendment  which  specifically  states  that  this  Registration
Statement shall  thereafter  become effective in accordance with Section 8(a) of the  Securities  Act of 1933 or until the  Registration  Statement  shall become effective  on such  dates as the  Securities  and  Exchange  Commission,  acting pursuant to said Section 8(a), may determine.

==================================================================================================================

The  information in this  Prospectus is not complete and may be changed.  These securities  may not be sold  until the  registration  statement  filed  with the
Securities and Exchange Commission is effective. This Prospectus is not an offer to  sell  these  securities  and it is not  soliciting  an  offer  to buy  these securities in any state where the offer or sale is not permitted.
SUBJECT TO COMPLETION, DATED MARCH 6, 2007
Base Prospectus
$300,000,000 Tortoise Energy Capital Corporation
Common Stock Debt Securities Preferred Stock

     Tortoise Energy Capital Corporation (the "Company," "we," "us" or "our") is
a non-diversified closed-end management investment company. Our investment objective is to seek a high level of total return with an emphasis on current distributions to stockholders. We seek to provide our stockholders with an efficient vehicle to invest in a portfolio consisting primarily of master limited partnerships ("MLPs") and their affiliates in the energy infrastructure sector. Under normal circumstances we invest at least 80% of our net assets, plus any borrowings for investment purposes, in equity securities of entities in the energy sector and at least 80% of our total assets (including assets obtained through leverage) in equity securities of MLPs and their affiliates in the energy infrastructure sector. We may invest up to 50% of our total assets in restricted securities purchased directly from MLPs, from unitholders of MLPs or from private companies. We cannot assure you we will meet our investment objective.

     We may offer, on an immediate, continuous or delayed basis, up to
$300,000,000 aggregate initial offering price of our common stock ($0.001 par value per share), preferred stock ($0.001 par value per share) or debt securities, which we refer to in this prospectus collectively as our securities, in one or more offerings. We may offer our common stock, preferred stock and debt securities separately or together, in amounts, at prices and on terms set forth in a prospectus supplement to this prospectus. In addition, from time to time, certain of our stockholders may offer our common stock in one or more offerings. The sale of such stock by certain of our stockholders may involve shares of common stock that were issued to the stockholders in one or more private transactions and will be registered by us for resale. The identity of any selling stockholder, the number of shares of our common stock to be offered by such selling stockholder, and the price and terms upon which our shares of common stock are to be sold by such selling stockholder, and the percentage of common stock held by any selling stockholder after the offering will be set forth in a prospectus supplement to this prospectus. You should read this prospectus and the related prospectus supplement carefully before you decide to invest in any of our securities.

     We may offer our securities, or certain of our stockholders may offer our common stock, directly to one or more purchasers, through designated agents from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the particular offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us or any selling stockholder and such agents or underwriters or among the underwriters or the basis upon which such amount may be calculated. For more information about the manners in which we may offer our securities, or a selling stockholder may offer our common stock, see "Plan of Distribution." Our securities may not be sold through agents, underwriters or dealers without delivery of a prospectus supplement.

     Our common stock is listed on the New York Stock Exchange ("NYSE") under the symbol "TYY." As of _________, 2007, the last reported sale price for our common stock was $__________.

--------------------------------------------------------------------------------
     Investing in our securities involves certain risks. You could lose some or all of your investment. See "Risk Factors" beginning on page 31 of this prospectus. You should consider carefully these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our securities.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------
                     Prospectus Dated _______________, 2007

     This prospectus, together with any prospectus supplement, sets forth concisely the information that you should know before investing. You should read this prospectus and any related prospectus supplement, which contain important information, before deciding whether to invest in our securities. You should retain this prospectus and any related prospectus supplement for future reference. A statement of additional information, dated _________, 2007, as supplemented from time to time, containing additional information, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the statement of additional information, the table of contents of which is on page 62 of this prospectus, request a free copy of our annual, semi-annual and quarterly reports, request other information or make stockholder inquiries, by calling toll-free at 1-866-362-9331 or by writing to us at 10801 Mastin
Boulevard, Suite 222, Overland Park, Kansas 66210. Our annual, semi-annual and quarterly reports and the statement of additional information also are available on our investment advisor's website at www.tortoiseadvisors.com. Information included on such website does not form part of this prospectus. You can review and copy documents we have filed at the SEC's Public Reference Room in
Washington, D.C. Call 1-202-551-5850 for information. The SEC charges a fee for copies. You can get the same information free from the SEC's website
(http://www.sec.gov). You may also e-mail requests for these documents to
publicinfo@sec.gov or make a request in writing to the SEC's Public Reference
Section, 100 F. Street, N.E., Room 1580, Washington, D.C. 20549.

     Our securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and is not federally insured by the Federal Deposit Insurance Corporation, the
Federal Reserve Board or any other government agency.

                                       i

             CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

     This prospectus supplement, the accompanying prospectus and the statement of additional information contain "forward-looking statements." Forward-looking statements can be identified by the words "may," "will," "intend," "expect,"
"estimate," "continue," "plan," "anticipate," and similar terms and the negative of such terms. Such forward-looking statements may be contained in this prospectus supplement as well as in the accompanying prospectus. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the conditions in the U.S. and international financial, petroleum and other markets, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.

     Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the "Risk Factors" section of the prospectus accompanying this prospectus supplement. All forward-looking statements contained or incorporated by reference in this prospectus supplement or the accompanying prospectus are made as of the date of this prospectus supplement or the accompanying prospectus, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements made in this prospectus relate only to events as of the date on which the statements are made.

      Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the "Risk Factors" section of the prospectus accompanying this prospectus supplement. We urge you to review carefully that section for a more detailed discussion of the risks of an investment in our common stock.

                                       ii

                                                                           Page
                                                                           ----

     You should rely only on the information contained or incorporated by reference in this prospectus and any related prospectus supplement in making your investment decisions. We have not authorized any other person to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus and any prospectus supplement do not constitute an offer to sell or solicitation of an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. The information appearing in this prospectus and in any related prospectus supplement is accurate only as of the dates on their covers. Our business, financial condition and prospects may have changed since such dates. We will advise investors of any material changes to the extent required by applicable law.

-------------------------------------------------------------------------------------------------------------------------------------
                                                         PROSPECTUS SUMMARY

    This is only a summary. It is not complete and may not contain all of the information you may want to consider.  You should review the more detailed information contained elsewhere in this prospectus, in any related prospectus supplement and in the statement of additional information, especially the information set forth under the heading "Risk Factors" beginning on page 31 of this prospectus.

The Company..........................................    We are a non-diversified, closed-end management investment company.  Our investment objective is to seek a high level of total return with an emphasis on current distributions to stockholders. For purposes of our investment objective, total return includes capital appreciation of, and all distributions received from, securities in which we invest regardless of the tax character of the distributions.  We seek to provide our stockholders with an efficient vehicle to invest in a portfolio consisting primarily of MLPs and their affiliates in the energy infrastructure sector.  Our fiscal year ends on November 30.

                                                         We commenced operations in May 2005 following our initial public offering.
                                                         As of the date of this prospectus, we have one series of Money Market
                                                         Cumulative Preferred (MMP(R)) Shares ("MMP Shares") outstanding, two series of Auction Rate senior Notes ("Tortoise Notes") outstanding, and have entered into a $120 million unsecured revolving credit facility with U.S.
                                                         Bank, NA.

Our Advisor..........................................    We are managed by Tortoise Capital Advisors, L.L.C. (the "Advisor"), a
                                                         registered investment advisor specializing in managing portfolios of MLPs and other energy infrastructure companies.  As of November 30, 2006, our
                                                         Advisor managed investments of approximately $2.0 billion in the energy infrastructure sector, including the assets of three other publicly traded closed-end management investment companies focused on the energy infrastructure sector. Our Advisor's aggregate managed capital is among the largest of investment advisors managing closed-end management investment companies focused on the energy infrastructure sector. Our
                                                         Advisor created the first publicly traded closed-end management investment company focused primarily on investing in MLPs in the energy infrastructure sector, Tortoise Energy Infrastructure Corporation ("TYG").
                                                         Our Advisor also manages Tortoise North American Energy Corporation
                                                         ("TYN"), a publicly traded closed-end management investment company focused primarily on investing in publicly traded Canadian royalty trusts and income trusts and publicly traded United States MLPs, and Tortoise
                                                         Capital Resources Corporation ("TTO"), a non-diversified closed-end management investment company focused primarily on investments in privately-held and micro-cap public companies in the U.S. energy infrastructure sector that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act").  Our Advisor's investment committee is comprised of five portfolio managers. See "Management of the Company."

                                                         The principal business address of our Advisor is 10801 Mastin Boulevard,
                                                         Suite 222, Overland Park, Kansas 66210.

The Offering.........................................    We may offer on an immediate, continuous or delayed basis, up to
                                                         $300,000,000 of our securities, or certain of our stockholders who purchased shares from us in private placement transactions may offer our common stock, on terms to be determined at the time of the offering. Our securities will be offered at prices and on terms to be set forth in one or more

                                                                 4

                                                         prospectus supplements to this prospectus. Subject to certain conditions, we may offer our common stock at prices below our net asset value ("NAV").
                                                         Preferred stock and debt securities (collectively, "senior securities") may be auction rate securities, in which case the senior securities will not be listed on any exchange or automated quotation system. Rather, investors generally may only buy and sell senior securities through an auction conducted by an auction agent and participating broker-dealers.

                                                         While the number and amount of securities we may issue pursuant to this registration statement is limited to $300,000,000 of securities, our board of directors (the "Board of Directors" or the "Board") may, without any action by our stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

                                                         We may offer our securities, or certain of our stockholders may offer our common stock, directly to one or more purchasers, through agents that we designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us or any selling stockholder and such agents or underwriters or among the underwriters or the basis upon which such amount may be calculated. See
                                                         "Plan of Distribution." Our securities may not be sold through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

Use of Proceeds......................................    Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities primarily to invest in accordance with our investment objective and policies within approximately three months of the receipt of such proceeds. We also may use proceeds from the sale of our securities to retire all or a portion of our short-term debt incurred in pursuit of our investment objective and policies, and for working capital purposes, including the payment of distributions, interest and operating expenses, although there is currently no intent to issue securities primarily for this purpose. We will not receive any of the proceeds from a sale of our common stock by any selling stockholder. See
                                                         "Use of Proceeds."

Tax Status of Company................................   Unlike most investment companies, we have not elected to be treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Therefore, we are obligated to pay federal and applicable state corporate taxes on our taxable income. On the other hand, we are not subject to the Internal Revenue Code's diversification rules limiting the assets in which regulated investment companies can invest. Under current federal income tax law, these rules limit the amount that regulated investment companies may invest directly in the securities of MLPs to 25% of the value of their total assets. We invest a substantial portion of our assets in MLPs. Although MLPs generate taxable income to us, we expect the MLPs to pay cash distributions in excess of the taxable income reportable by us. Similarly, we expect to distribute substantially all of our distributable cash flow ("DCF") to our common stockholders. DCF is the amount we receive as cash or paid-in-kind distributions from MLPs or their affiliates, and interest payments received on debt securities owned by us, less current or anticipated operating expenses, taxes on our taxable income, and leverage costs paid by us
                                                        (including leverage costs of the Tortoise Notes, MMP Shares and temporary

                                                                 5

                                                        borrowings under our credit facility). However, unlike regulated investment companies, we are not effectively required by the Internal Revenue Code to distribute substantially all of our income and capital gains. See "Certain
                                                        Federal Income Tax Matters."

Distributions........................................   We expect to distribute substantially all of our DCF to holders of common stock through quarterly distributions. Our Board of Directors adopted a policy to target distributions to common stockholders in an amount of at least 95% of our DCF on an annual basis. We will pay distributions on our common stock each fiscal quarter out of our DCF, if any. As of the date of this prospectus, we have paid distributions every quarter since the completion of our first full fiscal quarter ended on August 31, 2005, all of which have been characterized as return of capital for federal income tax purposes. There is no assurance that we will continue to make regular distributions. If distributions paid to holders of our common and preferred stock exceed the current and accumulated earnings and profits allocated to the particular shares held by a stockholder, the excess of such distribution will constitute a tax-free return of capital to the extent of the stockholder's basis and capital gain thereafter. A return of capital reduces the basis of the shares held by a stockholder, which may increase the amount of gain recognized upon the sale of such shares. Our preferred stock and debt securities will pay dividends and interest, respectively, in accordance with their terms. So long as we have preferred stock and debt securities outstanding, we may not declare dividends on common or preferred stock unless we meet applicable asset coverage tests.

Principal Investment Strategies......................    As a nonfundamental investment policy, under normal circumstances we invest at least 80% of our net assets, plus any borrowings for investment purposes, in equity securities of entities in the energy sector and at least 80% of our total assets (including assets obtained through leverage)
                                                         in equity securities of MLPs and their affiliates in the energy infrastructure sector. Companies (including MLPs) in the energy infrastructure sector engage in the business of gathering, transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, coal, crude oil, refined petroleum products or other natural resources, or exploring, developing, managing or producing such commodities. We invest solely in entities organized in the United States.

                                                         Nonfundamental Investment Policies.  We have adopted the following additional nonfundamental investment policies:

                                                         o We may invest up to 50% of our total assets in restricted securities, all of which may be illiquid securities. The restricted securities that we may purchase include MLP convertible subordinated units, unregistered MLP common units and securities of publicly traded and privately held companies
                                                           (i.e., non-MLPs).

                                                         o We may invest up to 20% of our total assets in debt securities, including securities rated below investment grade (commonly referred to as "junk bonds"). Below investment grade debt securities will be rated at least B3 by Moody's and at least B- by Standard & Poor's Ratings Group ("S&P's") at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by our
                                                           Advisor.

                                                         o We will not invest more than 15% of our total assets in any single issuer.

                                                                 6

                                                         o We will not engage in short sales.

                                                         As used in the bullets above, the term "total assets" includes assets obtained through leverage for the purpose of each nonfundamental investment policy. The Board of Directors may change our nonfundamental investment policies without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder reports); provided, however, that a change in the policy of investing at least 80% of our net assets, plus any borrowings for investment purposes, in equity securities of entities in the energy sector requires at least 60 days' prior written notice to stockholders. Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations.
                                                         During the period in which we are investing the net proceeds of this offering, we may deviate from our investment policies with respect to the net proceeds by investing the net proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates or deposit, bankers'
                                                         acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other liquid fixed income securities.

                                                         Equity Securities of MLPs and their Affiliates. We invest primarily in equity securities of MLPs, which currently consist of common units and convertible subordinated units. We also may invest in I-Shares issued by affiliates of MLPs. As of the date of this prospectus, substantially all
                                                         MLP common units and I-Shares in which we invest are of a class listed and traded on the NYSE, American Stock Exchange ("AMEX") or NASDAQ National
                                                         Market. We also may purchase MLP common units directly from MLPs or unitholders of MLPs. MLP convertible subordinated units are a class of securities generally not listed or publicly traded, and are typically purchased in direct transactions with MLP affiliates or institutional holders of such shares. MLP subordinated units are typically convertible into a class of securities listed and traded on the NYSE, AMEX or NASDAQ
                                                         National Market. We also may invest in securities of general partners or other affiliates of MLPs and in securities of private companies. It is anticipated that all publicly traded MLPs in which we invest will have an equity market capitalization greater than $100 million.

                                                         MLP common unit holders have typical limited partner rights, including limited management and voting rights. MLP common units have priority over convertible subordinated units upon liquidation. Common unit holders are entitled to minimum quarterly distributions ("MQD"), including arrearage rights, prior to any distribution payments to convertible subordinated unit holders or incentive distribution payments to the general partner. MLP convertible subordinated units generally are convertible to common units on a one-to-one basis after the passage of time and/or achievement of specified financial goals. MLP convertible subordinated units are entitled to MQD after the payments to holders of common units and before incentive distributions to the general partner. MLP convertible subordinated units generally do not have arrearage rights. I-Shares typically are issued by a limited liability company ("LLC") that owns an interest in and manages an
                                                         MLP. An I-Share issuer's assets consist solely of MLP I-units and, therefore, I-Shares represent an indirect investment in MLPs. I-Shares have similar features to common units except that distributions are payable in additional I-Shares rather than cash. We invest in I-Shares only if we believe the issuer will have adequate cash to satisfy its distribution targets.

                                                                 7

                                                         Some energy infrastructure companies in which we invest have been organized as LLCs. Such LLCs are treated in the same manner as MLPs for federal income tax purposes. Consistent with our investment objective and policies, we may invest in common units or other securities of such LLCs. These common units possess characteristics similar to those of MLP common units, as discussed in more detail below. See "Investment Objective and Principal
                                                         Investment Strategies -- Investment Securities."

                                                         Temporary Investments and Defensive Investments. Pending investment of the proceeds of this offering (which we expect may take up to approximately three months following the closing of this offering), we may invest up to
                                                         100% of the net offering proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other liquid fixed income securities. We also may invest in these instruments on a temporary basis to meet working capital needs including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions, and to facilitate the payment of expenses and settlement of trades. We anticipate that under normal market conditions not more than 5% of our total assets will be invested in these instruments.

                                                         In addition, and although inconsistent with our investment objective, under adverse market or economic conditions, we may invest 100% of our total assets in these securities. The yield on these securities may be lower than the returns on MLPs or yields on lower rated fixed income securities. To the extent we invest in these securities on a temporary basis or for defensive purposes, we may not achieve our investment objective.

Use of Leverage by the Company.......................    The borrowing of money and the issuance of preferred stock and debt securities represent the leveraging of our common stock. The issuance of additional common stock will enable us to increase the aggregate amount of our leverage. Currently, we are using leverage and we anticipate continuing to use leverage to represent approximately 33% of our total assets, including the proceeds of such leverage. However, we reserve the right at any time, if we believe that market conditions are appropriate, to use financial leverage to the extent permitted by the 1940 Act (50% of total assets for preferred stock and 33.33% of total assets for debt securities).  On July 24, 2006, our Board of Directors approved a policy permitting temporary increases in the amount of leverage we may use from
                                                         33% of our total assets to up to 38% of our total assets at the time of incurrence, provided that (i) such leverage is consistent with the limits set forth in the 1940 Act, and (ii) such increased leverage is reduced over time in an orderly fashion.  The timing and terms of any leverage transactions will be determined by our Board of Directors.

                                                         The use of leverage creates an opportunity for increased income and capital appreciation for common stockholders, but at the same time creates special risks that may adversely affect common stockholders. Because our Advisor's fee is based upon a percentage of our "Managed Assets" (defined as our total assets (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities other than (1) deferred taxes, (2) debt entered into for purposes of leverage and (3) the aggregate liquidation preference of any outstanding preferred shares), our Advisor's fee is higher when we are leveraged. Therefore, our Advisor has a financial incentive to use leverage, which will create a conflict of interest between our Advisor and our common stockholders, who will bear the costs of our

                                                                 8

                                                         leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is used. The use of leverage involves risks, which can be significant. See "Leverage" and "Risk Factors
                                                         -- Additional Risks to Common Stockholders -- Leverage Risk."

                                                         We currently use, and may in the future use, interest rate transactions for hedging purposes only, in an attempt to reduce the interest rate risk arising from our leveraged capital structure. We do not intend to hedge the interest rate risk of our portfolio holdings. Interest rate transactions that we may use for hedging purposes may expose us to certain risks that differ from the risks associated with our portfolio holdings. See "Leverage
                                                         -- Hedging Transactions" and "Risk Factors -- Company Risks -- Hedging
                                                         Strategy Risk."

Conflicts of Interest................................    Conflicts of interest may arise from the fact that our Advisor and its affiliates carry on substantial investment activities for other clients, in which we have no interest. Our Advisor or its affiliates may have financial incentives to favor certain of these accounts over us. Any of their proprietary accounts or other customer accounts may compete with us for specific trades. Our Advisor or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, us, even though their investment objectives may be the same as, or similar to, ours.

                                                         Situations may occur when we could be disadvantaged because of the investment activities conducted by our Advisor and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for us or the other accounts, thereby limiting the size of our position; (2) the difficulty of liquidating an investment for us or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in private placement securities under the 1940 Act. Our investment opportunities may be limited by affiliations of our Advisor or its affiliates with energy infrastructure companies. See "Investment Objective and Principal Investment Strategies --
                                                         Conflicts of Interest."

Company Risks........................................    Our NAV, our ability to pay dividends, our ability to service debt securities and preferred stock, and our ability to meet asset coverage requirements depends on the performance of our investment portfolio. The performance of our investment portfolio is subject to a number of risks, including the following:

                                                         Concentration Risk. Under normal circumstances, we concentrate our investments in the energy sector, with an emphasis on securities issued by
                                                         MLPs and their affiliates in the energy infrastructure sector. The primary risks inherent in investments in MLPs and their affiliates in the energy infrastructure sector include the following: (1) the performance and level of distributions of MLPs can be affected by direct and indirect commodity price exposure; (2) a decrease in market demand for natural gas or other energy commodities could adversely affect MLP revenues or cash flows; (3)
                                                         energy infrastructure assets deplete over time and must be replaced; and
                                                         (4) a rising interest rate environment could increase an MLP's cost of capital.

                                                         Industry Specific Risk. MLPs and their affiliates also are subject to risks specific to the industry they serve. For risks specific to the pipeline,

                                                                 9

                                                         processing, propane, coal and marine shipping industries, see "Risk Factors
                                                         -- Company Risks -- Industry Specific Risk."

                                                         MLP Risk. We invest primarily in equity securities of MLPs and their affiliates. As a result, we are subject to the risks associated with an investment in MLPs, including cash flow risk and tax risk. Cash flow risk is the risk that MLPs will not make distributions to holders (including us)
                                                         at anticipated levels or that such distributions will not have the expected tax character. MLPs also are subject to tax risk, which is the risk that
                                                         MLPs might lose their partnership status for tax purposes.

                                                         Equity Securities Risk. MLP common units and other equity securities can be affected by macro economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment toward MLPs or the energy sector, changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of DCF). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including size, earnings power, coverage ratios and characteristics and features of different classes of securities. See "Risk Factors -- Company Risks --
                                                         Equity Securities Risk."

                                                         Hedging Strategy Risk. We currently use, and may in the future use, interest rate transactions for hedging purposes only, in an attempt to reduce the interest rate risk arising from our leveraged capital structure.
                                                         Interest rate transactions that we may use for hedging purposes, such as swaps, caps and floors, will expose us to certain risks that differ from the risks associated with our portfolio holdings. See "Risk Factors --
                                                         Company Risks -- Hedging Strategy Risk."

                                                         Competition Risk. Since the time of our initial public offering a number of alternative vehicles for investment in a portfolio of MLPs and their affiliates, including other publicly traded investment companies and private funds, have emerged. In addition, recent tax law changes have increased the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may adversely impact our ability to meet our investment objective, which in turn could adversely impact our ability to make interest or dividend payments

                                                         Restricted Securities Risk. We may invest up to 50% of total assets in restricted securities purchased directly from MLPs, from unitholders of
                                                         MLPs or from private companies. Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This lack of liquidity creates special risks for us.

                                                         Liquidity Risk. Certain MLP securities may trade less frequently than those of other companies due to their smaller capitalizations. Investments in securities that are less actively traded or over time experience decreased trading volume may be difficult to dispose of when we believe it is desirable to do so, may restrict our ability to take advantage of other opportunities, and may be more difficult to value.

                                                         Valuation Risk. We may invest up to 50% of our total assets in restricted securities, which are subject to restrictions on resale. The value of such investments ordinarily will be based on fair valuations determined by our
                                                         Advisor pursuant to procedures adopted by the Board of Directors.

                                                                 10

                                                         Restrictions on resale or the absence of a liquid secondary market may affect adversely our ability to determine NAV. The sale price of securities that are restricted or otherwise are not readily marketable may be higher or lower than our most recent valuations.

                                                         Non-diversification Risk. We are a non-diversified investment company under the 1940 Act and we are not a regulated investment company under the
                                                         Internal Revenue Code. Accordingly, there are no limits under the 1940 Act or Internal Revenue Code with respect to the number or size of issuers held by us and we may invest more assets in fewer issuers as compared to a diversified fund.

                                                         Management Risk. Our Advisor was formed in October 2002 to provide portfolio management services to institutional and high-net worth investors seeking professional management of their MLP investments. Our Advisor has been managing our portfolio since we began operations in May 2005. Our
                                                         Advisor has 20 full-time employees, but also relies on the officers, employees, and resources of its affiliate, Fountain Capital Management,
                                                         L.L.C. ("Fountain Capital") for certain functions.
                                                         These services are provided pursuant to an informal arrangement between the parties.

                                                         See "Risk Factors -- Company Risks" for a more detailed discussion of these and other risks of investing in our securities.

Additional Risks to Common Stockholders..............    Additional risks of investing in our common stock include the following:

                                                         Leverage Risk. We are currently leveraged and intend to continue to use leverage primarily for investment purposes. Leverage, which is a speculative technique, could cause us to lose money and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful. Currently, we anticipate using leverage to represent approximately 33% of our total assets, including the proceeds from such leverage. However, we reserve the right at any time, if we believe that market conditions are appropriate, to use financial leverage to the extent permitted by the 1940 Act (50% for preferred stock and 33.33% for debt securities). Common stockholders bear the cost of leverage. On July 24,
                                                         2006, our board of directors approved a policy permitting temporary increases in the amount of leverage we may use from 33% of our total assets to up to 38% of our total assets at the time of incurrence, provided that
                                                         (i) such leverage is consistent with the limits set forth in the 1940 Act, and (ii) such increased leverage is reduced over time in an orderly fashion.

                                                         Market Impact Risk. The sale of our common stock (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for our common stock by increasing the number of shares available, which may put downward pressure on the market price for our common stock.
                                                         Our ability to sell shares of common stock below NAV may increase this pressure. These sales also might make it more difficult for us to sell additional equity securities in the future at a time and price we deem appropriate.

                                                         Dilution Risk. The voting power of current stockholders will be diluted to the extent that such stockholders do not purchase shares in any future common stock offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if we sell shares of common stock below NAV, our NAV will fall immediately after such issuance. See
                                                         "Description of Securities -- Common Stock -- Issuance of Additional

                                                                 11

                                                         Shares" which includes a table reflecting the dilutive effect of selling our common stock below NAV.

                                                         If we are unable to invest the proceeds of such offering as intended, our per share distribution may decrease and we may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

                                                         Market Discount Risk. Our common stock has a limited trading history and has traded both at a premium and at a discount in relation to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV.

                                                         See "Risk Factors -- Additional Risks to Common Stockholders" for a more detailed discussion of these risks.

Additional Risks to Senior Security Holders..........    Additional risks of investing in senior securities, which will likely be auction rate securities, include the following:

                                                         Interest Rate Risk. To the extent that senior securities trade through an auction, such securities pay dividends or interest based on short-term interest rates. If short-term interest rates rise, dividends or interest on the auction rate senior securities may rise so that the amount of dividends or interest due to holders of auction rate senior securities would exceed the cash flow generated by our portfolio securities. This might require that we sell portfolio securities at a time when we would otherwise not do so, which may affect adversely our future ability to generate cash flow. In addition, rising market interest rates could impact negatively the value of our investment portfolio, reducing the amount of assets serving as asset coverage for the senior securities.

                                                         Senior Leverage Risk. Our preferred stock will be junior in liquidation and with respect to distribution rights to our debt securities and any other borrowings. Senior securities representing indebtedness may constitute a substantial lien and burden on preferred stock by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare dividends or other distributions with respect to any series of our preferred stock unless at such time we meet applicable asset coverage requirements and the payment of principal or interest is not in default with respect to the Tortoise Notes or any other borrowings.

                                                         Ratings and Asset Coverage Risk. To the extent that senior securities are rated, a rating does not eliminate or necessarily mitigate the risks of investing in our senior securities, and a rating may not fully or accurately reflect all of the credit and market risks associated with that senior security. A rating agency could downgrade the rating of our shares of preferred stock or debt securities, which may make such securities less liquid at an auction or in the secondary market, though probably with higher resulting interest rates. If a rating agency downgrades the rating assigned to a senior security, we may alter our portfolio or redeem the senior security. We may voluntarily redeem a senior security under certain circumstances.

                                                         Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or "real" value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred stock or debt securities and the dividend payable to holders of preferred

                                                                 12

                                                         stock or debt securities declines.

                                                         Auction Risk. To the extent that senior securities trade through an auction, there are certain risks associated with participating in an auction and certain risks if you try to sell senior securities outside of an auction in the secondary market. These risks will be described in more detail in an applicable prospectus supplement if we issue senior securities pursuant to this registration statement.

                                                         Decline in Net Asset Value Risk. A material decline in our NAV may impair our ability to maintain required levels of asset coverage for our preferred stock or debt securities.

                                                         See "Risk Factors--Additional Risks to Senior Security Holders" for a more detailed discussion of these risks.

                                                                 13

-------------------------------------------------------- ----------------------------------------------------------------------------

                           SUMMARY OF COMPANY EXPENSES

     The following table contains information about the costs and expenses that common stockholders will bear directly or indirectly. In accordance with SEC requirements, the table below shows our expenses, including leverage costs, as a percentage of our net assets as of November 30, 2006, and not as a percentage of gross assets or Managed Assets. By showing expenses as a percentage of net assets, expenses are not expressed as a percentage of all of the assets in which we invest. The table is based on our capital structure as of November 30, 2006.
As of that date, we had $190 million in senior securities outstanding (MMP
Shares with an aggregate liquidation preference of $70 million, Tortoise Notes in an aggregate principal amount of $120 million) and $28 million outstanding under our unsecured credit facility. Such senior securities and borrowings represented approximately 30.9% of our total assets as of November 30, 2006.

Stockholder Transaction Expense

Ss Sales Load (as a percentage of offering price)                       --(1)
     Offering Expenses Borne by Us (as a percentage of offering price)  --(1)
D  Dividend Reinvestment Plan Fees(2)                                   None

                                                       Percentage of Net
                                                             Assets
                                                      Attributable to Common
 Annual Expenses                                    Stockholders
                                                     -----------------------
     Management Fee                                                    1.49%
     Leverage Costs(3)                                                 2.77%
     Other Expenses(4)                                                 0.27%
                                                      ----------------------
N  Total Annual Expenses(5)                                            4.53%
                                                      ======================

----------------------

(1)  If the securities to which this  prospectus  relates are sold to or through underwriters, the prospectus supplement will set forth any applicable sales load and the estimated offering expenses borne by us.
(2)  Stockholders  will pay a  transaction  fee plus  brokerage  charges if they direct the Plan Agent to sell common stock held in a dividend  reinvestment account. See "Automatic Dividend Reinvestment Plan."
(3)  Leverage Costs in the table reflect  interest  payments on our  outstanding credit  facility and the  weighted  average cost of MMP Shares and Tortoise
     Notes,  expressed as a percentage of net assets. Because the Tortoise Notes and MMP Shares were fully hedged under swap  agreements  as of November 30,
     2006,  the  Leverage  Costs are based on the rates  payable  under the swap agreements as of November 30, 2006. As of that date,  the interest  payable on Tortoise  Notes and MMP Shares  exceeded the interest  payable under the swap agreements.
(4)  Other  Expenses are based on estimated  amounts for the current fiscal year and do not include the expenses of leverage.  Other Expenses do not include income tax expense (benefit)  related to realized or unrealized  investment and interest rate swap gains or losses.
(5)  If the Total Annual  Expenses of the Company were expressed as a percentage of Managed  Assets  (assuming  $218  million  in  leverage),  Total  Annual
     Expenses would be 2.88%.

    The purpose of the table above and the  example  below is to help  investors understand the fees and expenses that they, as common  stockholders,  would bear directly or indirectly. For additional information with respect to our expenses, see "Management of the Company."

    The purpose of the table above and the  example  below is to help  investors understand the fees and expenses that they, as common  stockholders,  would bear directly or indirectly. For additional information with respect to our expenses, see "Management of the Company."

                                       14

Example:

    The following  example  illustrates  the expenses  that common  stockholders would pay on a $1,000  investment  in common  stock,  assuming  (1) total annual expenses  of 4.53% of net assets  attributable  to common  shares;  and (2) a 5%
annual return:(1)

                                                     1 Year        3 Years        5 Years       10 Years
                                                     ------        -------        -------       --------
Total Expenses Paid by Common Stockholders(2)          $45           $137          $229           $463
------------------------------------------------- -------------- ------------- -------------- -------------

(1) This  example  also  assumes  that (1) we have issued $190 million in senior securities and borrowed  approximately $28 million under our unsecured credit facility;  (2) the  estimated  Other  Expenses set forth in the fee table are accurate;  (3) all  distributions  are reinvested at NAV; and (4) the cost of leverage is 2.77%.  The cost of leverage is  expressed  as a  percentage  and represents  the weighted  average rates payable under the swap  agreements on
   Tortoise Notes and MMP Shares and the weighted  average interest rate payable on the borrowings under our unsecured credit facility.  Without leverage, the
   1 year, 3 years,  5 years and 10 years  expenses  would be $18, $55, $95, and
   $207, respectively.  The example should not be considered a representation of future  expenses.  Actual expenses may be greater or less than those assumed.
   Moreover,  our  actual  rate  of  return  may be  greater  or less  than  the hypothetical 5% return shown in the example.
(2) The example above does not include sales loads or estimated offering costs.

                                       15

                              FINANCIAL HIGHLIGHTS

     Information contained in the table below under the heading "Per Common
Share Data" and "Supplemental Data and Ratios" shows our per common share operating performance. Except when noted, the information in this table is derived from our financial statements audited by Ernst & Young LLP, whose report on such financial statements is contained in our 2006 Annual Report and incorporated by reference into the statement of additional information, both of which are available from us.

                                                                                                                  Period from
                                                                                                                May 31, 2005(1)
                                                                                         Year ended                 through
                                                                                        November 30,              November 30,
                                                                                             2006                     2005
                                                                                             ----                     ----

      Per Common Share Data(2)
        Net Asset Value, beginning of period                                         $      23.23              $          -
           Public offering price                                                                -                     25.00
           Underwriting discounts and offering costs on issuance of common shares               -                    (1.18)
           Underwriting discounts and offering costs on issuance of preferred shares       (0.06)                         -
        Income from Investment Operations:
           Net investment income (loss)(3)                                                 (0.36)                      0.04
           Net realized and unrealized gain on investments(3)                                5.68                    (0.05)
                                                                                        ---------                  --------
             Total increase (decrease) from investment operations                            5.32                    (0.01)
                                                                                        ---------                  --------
        Less Dividends to Preferred Stockholders:
           Net investment income                                                                -                         -
           Return of capital                                                               (0.19)                         -
                                                                                        ---------                  --------
             Total dividends to preferred stockholders                                     (0.19)                         -
                                                                                        ---------                  --------
        Less Dividends to Common Stockholders:
           Net investment income                                                                -                    (0.03)
           Return of capital                                                               (1.51)                    (0.55)
                                                                                        ---------                  --------
             Total dividends to common stockholders                                        (1.51)                    (0.58)
                                                                                        ---------                  --------
        Net Asset Value, end of period                                               $      26.79              $      23.23
                                                                                        =========                  ========
      Per common share market value, end of period                                   $      26.50              $      22.09
      Total Investment Return Based on Market Value(4)                                      27.67%                 (8.33)  %

      Supplemental Data and Ratios
      Net assets applicable to common stockholders, end of period (000's)            $    429,010              $    370,455
      Ratio of expenses (including current and deferred income Tax expense)
           to average net assets before waiver:(5)(6)(7)                                    17.38%                   1.29%
      Ratio of expenses (excluding current and deferred income tax expense)
           to average net assets:(5)(6)(7)(8)                                                3.47%                   1.39%
      Ratio of net investment income (loss) to average net assets (including
      current                                                                             (16.31)  %                   0.60%
           and deferred income tax expense): (5)(6)(7)
      Ratio of net investment income (loss) to average net assets (excluding
      current                                                                              (2.40)  %                   0.50%
           and deferred income tax expense):(5)(6)(7)(8)
      Portfolio turnover rate(5)                                                             5.56%                   0.08%
      Tortoise Auction Rate Senior Notes, end of period (000's)                      $    120,000              $    120,000
      Tortoise Preferred Shares, end of period (000's)                               $     70,000                         -
      Per common share amount of auction rate senior notes outstanding at end
           of period                                                                 $       7.49              $       7.52
      Per common share amount of net assets, excluding auction rate senior notes,
           at end of period                                                          $      34.28              $      30.75
      Asset coverage, per $1,000 of principal amount of auction rate senior notes
           and short-term borrowings (9)                                             $      4,372              $      4,087
      Asset coverage ratio of auction rate senior notes and short-term                        437%                    409%
      borrowings(9)
      Asset coverage, per $25,000 liquidation value per share of preferred shares    $    178,218                         -
      (10)
      Asset coverage ratio of preferred shares (11)                                           297%                      -

     -------------------------------------

     (1)  Commencement of Operations.
     (2)  Information presented relates to a share of common stock outstanding for the entire period.

                                       16

     (3)  The per common share data for the period ended November 30, 2005, do not reflect the change in estimate of investment income and return of capital. See Note 2C to the financial statements for further disclosure.
     (4)  Not annualized. Total investment return is calculated assuming a purchase of commons tock at the beginning of period (or initial public offering price) and a sale at the closing price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the our dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
     (5)  Annualized for periods less than one full year.
     (6)  For the year ended November 30, 2006, we accrued $54,292,114 in current and deferred income tax expense. For the period from May 31,
          2005 through November 30, 2005, we accrued $192,462 in net deferred income tax benefit.
     (7)  The expense ratios and net investment loss ratios do not reflect the effect of dividend payments to preferred stockholders.
     (8)  This ratio excludes current and deferred income taxes on net investment income (loss).
     (9)  Represents value of total assets less all liabilities and indebtedness not represented by auction rate senior notes, short-term borrowings and preferred shares at the end of the period divided by auction rate senior notes and short-term borrowings outstanding at the end of the period.
     (10) Represents value of total assets less all liabilities and indebtedness not represented by preferred shares at the end of the period divided by preferred shares outstanding at the end of the period, assuming the retirement of all auction rate senior notes and short-term borrowings.
     (11) Represents value of total assets less all liabilities and indebtedness not represented by auction rate senior notes, short-term borrowings and preferred shares at the end of the period divided by the sum of auction rate senior notes, short-term borrowings and preferred shares outstanding at the end of the period.

                                       17

                                SENIOR SECURITIES

    The following  table sets forth  information  about our  outstanding  senior securities representing indebtedness as of November 30, 2006:

                                                                                                        Asset        Average
                                                                                                       Coverage      Fair Value
                                                      Total Principal                                  per Share    per $25,000
                                                    Amount/Liquidation         Asset Coverage          ($25,000     Denomination
                                                        Preference              per $1,000 of         Liquidation   or Per Share
Title of Security                                       Outstanding           Principal Amount         Preference    Amount(1)
-----------------                                       -----------           ----------------         ----------    ---------

   Tortoise Notes:
     Series A
                                                   $          60,000,000       $             4,372                   $ 25,000
     Series B                                      $          60,000,000       $             4,372                   $ 25,000

                                  $ 120,000,000
   Preferred Stock:
     Series I MMP Shares (2,800 shares)           $            70,000,000                           $     74,198    $   25.00

   Borrowings:

     Unsecured Revolving Credit Facility(2)       $            28,000,000      $    4,372                           $ 25,000
                                                     ---------------------
                                                  $           218,000,000
                                                     =====================

---------------------------

(1)  Fair value of the Tortoise Notes and MMP Shares approximates the principal amount and liquidation preference, respectively, because the interest and dividend rates payable on Tortoise Notes and MMP Shares are determined at auctions and fluctuate with changes in prevailing market interest rates.

(2)  On July 25, 2006, we entered into a $20,000,000 unsecured credit facility with U.S. Bank, NA. On November 22, 2006, the credit facility was amended to increase the revolving credit amount to $40,000.000. The credit facility has subsequently been amended to increase the revolving credit amount to
     $120,000,000. The credit facility expires on July 25, 2007.

                                       18

                     MARKET AND NET ASSET VALUE INFORMATION

     Our common stock is listed on the NYSE under the symbol "TYY." Shares of our common stock commenced trading on the NYSE in May 2005.

     Our common stock has a limited trading history and has traded both at a premium and at a discount in relation to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common stock
(less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company's common stock (calculated within 48 hours of pricing).
However, at our Annual Meeting of Stockholders held on April 12, 2006, our common stockholders granted to us the authority to sell shares of our common stock for less than NAV, subject to certain conditions. Our issuance of common stock may have an adverse effect on prices in the secondary market for our common stock by increasing the number of shares of common stock available, which may put downward pressure on the market price for our common stock. The continued development of alternatives as vehicles for investing in a portfolio of energy infrastructure MLPs, including other publicly traded investment companies and private funds, may reduce or eliminate any tendency of our shares of common stock to trade at a premium in the future. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV. See
"Risk Factors -- Additional Risks to Common Stockholders -- Market Discount
Risk."

                                       19

     The following table sets forth for each of the periods indicated the high and low closing market prices for our shares of common stock on the NYSE, the
NAV per share and the premium or discount to NAV per share at which our shares of common stock were trading. NAV is generally determined on the last business day of each calendar month. See "Determination of Net Asset Value" for information as to the determination of our NAV.

                                                              Premium/
                                                            (Discount) To
                                                              Net Asset
                                Market          et
                               Price(1)        NAsset         Value(3)
                            ----------------              ------------------
Month Ended                  High      Low     Value(2)    High       Low
                            -------   ------   ---------  -------    -------
June 30, 2005                24.95     24.7       23.79     4.9%       4.0%
July 31, 2005                25.73     24.8       23.99     7.3%       3.6%
August 31, 2005              25.80     24.9       24.28     6.3%       2.8%
September 30, 2005           25.49     23.5       23.98     6.3%      -2.0%
October 31, 2005             24.54     23.6       24.17     1.5%      -2.4%
November 30, 2005            24.45     22.0       24.30     0.6%      -9.1%
December 31, 2005            22.39     21.7       23.23    -3.6%      -6.4%
January 31, 2006             23.83     22.6       22.80     4.5%      -0.9%
February 28, 2006            24.08     22.6       23.83     1.0%      -5.1%
March 31, 2006               23.70     22.1       23.36     1.5%      -5.1%
April 30, 2006               22.90     22.3       23.82    -3.9%      -7.5%
May 31, 2006                 23.20     21.55      24.38    -4.8%     -    %
June 30, 2006                23.12     21.36      24.38    -5.2%     -12.4%
July 31, 2006                23.04     21.47      24.18    -4.7%     -11.2%
August 31, 2006              23.90     23.30      25.13    -4.9%      -7.3%
September 30, 2006           24.17     23.17      25.16    -3.9%      -7.9%
October 31, 2006             24.50     23.61      24.88    -1.5%      -5.1%
November 30, 2006            26.58     24.38      26.21     1.4%      -7.0%
December 31, 2006            28.54     27.10      26.79     5.4%       1.2%
January 31, 2007             27.51     26.36      27.38     0.5%      -3.7%
February 28, 2007            29.39     28.42      28.89     1.7%      -1.6%

Source: Bloomberg Financial and Fund Accounting Records.

-------------------

(1)  Based on high and low closing market price for the respective month.
(2)  Based on the NAV calculated on the close of business on the last business day of each prior calendar month.
(3)  Calculated based on the information presented. Percentages are rounded.

    The last reported sale price,  NAV per share and percentage  discount to NAV per share of our common stock on ___________,  2007 were  $_________,  $________
and _____%,  respectively.  As of February 28, 2007, we had 16,013,802 shares of our common stock outstanding and net assets of approximately $469 million.

                                       20

                                 USE OF PROCEEDS

     Unless otherwise specified in a prospectus supplement, we will invest the net proceeds of any sales of securities in accordance with our investment objective and policies as described under "Investment Objective and Principal
Investment Strategies" within approximately three months of receipt of such proceeds. We may also use proceeds from the sale of our securities to retire all or a portion of our short-term debt incurred in pursuit of our investment objective and policies, and for working capital purposes, including the payment of distributions, interest and operating expenses, although there is currently no intent to issue securities primarily for this purpose. Our investments may be delayed if suitable investments are unavailable at the time or for other reasons. Pending such investment, the net proceeds may be invested in cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers'
acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other liquid fixed income securities. A delay in the anticipated use of proceeds could lower returns, reduce our distribution to common stockholders and reduce the amount of cash available to make dividend and interest payments on preferred stock and debt securities, respectively.

     We will not receive any of the proceeds from a sale of our common stock by any selling stockholder.

                                       21

                                   THE COMPANY

     We are a non-diversified, closed-end management investment company registered under the 1940 Act. We were organized as a corporation on March 4,
2005 pursuant to a charter (the "Charter") governed by the laws of the State of
Maryland. Our fiscal year ends on November 30. In our initial public offering in
May 2005, and the exercise of subsequent overallotment options, we raised aggregate gross proceeds of $397,175,000. As of February 28, 2007, we had net
assets of approximately $469 million attributable to our common stock. Our common stock is listed on the NYSE under the symbol "TYY." As of the date of this prospectus, we have issued two series of Tortoise Notes and one series of
MMP Shares. The outstanding Tortoise Notes are rated "Aaa" and "AAA" by Moody's
Investors Service Inc. ("Moody's") and Fitch Ratings ("Fitch"), respectively.
The outstanding MMP Shares are rated "Aa2" and "AA" by Moody's and Fitch, respectively.

     The following table provides information about our outstanding securities as of February 28, 2007:

                                                         Amount Held
                                                       by the Company
                                      Amount             or for its             Amount
Title of Class                      Authorized             Account           Outstanding
------------------               -----------------     ----------------     ---------------
   Common Stock                       100,000,000             0                 16,013,802
   Tortoise Notes
     Series A                    $     60,000,000             0             $   60,000,000
     Series B                    $     60,000,000             0             $   60,000,000
   Preferred Stock                     10,000,000(1)
     Series I MMP Shares                    2,800(2)          0                      2,800

     ---------------------
     (1)  Includes 2,800 shares of preferred stock designated as MMP Shares as set forth below.
     (2)  Each share has a liquidation preference of $25,000 ($70,000,000 in the aggregate).

            INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objective

     Our investment objective is to seek a high level of total return with an emphasis on current distributions to stockholders. For purposes of our investment objective, total return includes capital appreciation of, and all distributions received from, securities in which we invest regardless of the tax character of the distributions. We seek to provide our stockholders with an efficient vehicle to invest in a portfolio consisting primarily of MLPs and their affiliates in the energy infrastructure sector. Similar to the tax characterization of cash distributions made by MLPs to their unit holders, we believe that a relatively high portion of our distributions to stockholders may be treated as return of capital.

Energy Infrastructure Sector

     We invest primarily in the energy infrastructure sector. We pursue our objective by investing principally in a portfolio of equity securities issued by
MLPs and their affiliates, including restricted securities. MLP common units historically have generated higher average total returns than domestic common stock (as measured by the S&P 500) and fixed income securities. Restricted securities are expected to provide us a higher total return than securities traded in the open market, although restricted securities are subject to risks not associated with listed securities. A more detailed description of investment policies and restrictions, including those deemed to be fundamental and thus subject to change only with the approval of the holders of a majority of the
Company's outstanding voting securities, and more detailed information about portfolio investments are contained later in this prospectus and in the statement of additional information.

     Energy Infrastructure Sector. Companies (including MLPs) in the energy infrastructure sector engage in the business of gathering, transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, coal, crude oil, refined petroleum products or other natural resources, or exploring, developing, managing or producing such commodities. Energy infrastructure companies (other than most pipeline MLPs) do not operate as
"public utilities" or "local distribution companies," and are therefore not subject to rate regulation by state or federal utility commissions. However, energy infrastructure companies may be subject to greater competitive factors than utility companies, including competitive pricing in the absence of regulated tariff rates, which could cause a reduction in revenue and which could adversely affect profitability. Most pipeline MLPs are subject to government regulation

                                       22

concerning the construction, pricing and operation of pipelines. Pipeline MLPs are able to set prices (rates or tariffs) to cover operating costs, depreciation and taxes, and provide a return on investment. These rates are monitored by the
Federal Energy Regulatory Commission ("FERC") which seeks to ensure that consumers receive adequate and reliable supplies of energy at the lowest possible price while providing energy suppliers and transporters a just and reasonable return on capital investment and the opportunity to adjust to changing market conditions.

     Master Limited Partnerships. Under normal circumstances, we invest at least
80% of our total assets (including assets obtained through leverage) in equity securities of MLPs and their affiliates in the energy infrastructure sector.
MLPs are organized as partnerships, thereby eliminating income tax at the entity level. The typical MLP has two classes of partners, the general partner and the limited partners. The general partner is usually a major energy company, investment fund or the direct management of the MLP. The general partner normally controls the MLP through a 2% equity interest plus units that are subordinated to the common (publicly traded) units for at least the first five years of the partnership's existence and that only convert to common if certain financial tests are met.

     As a motivation for the general partner to manage the MLP successfully and increase cash flows, the terms of most MLP's partnership agreements typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner's incentive compensation typically increases up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

     MLPs in which we invest can generally be classified in the following categories:

o    Pipeline MLPs. Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs may also operate ancillary businesses such as storage and marketing of such products. Revenue is derived from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, pipeline MLPs do not have direct commodity price exposure because they do not own the product being shipped.

o    Processing MLPs. Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids ("NGLs"). Revenue is derived from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and
     NGL commodities for a portion of revenue.

o    Propane MLPs. Propane MLPs are distributors of propane to homeowners for space and water heating. Revenue is derived from the resale of the commodity at a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through
     March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

o    Coal MLPs. Coal MLPs own, lease and manage coal reserves. Revenue is derived from production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce coal; the MLPs' ability to manage production costs and pay mining reclamation costs; and the effect on demand that the Environmental Protection Agency's standards set in the
     1990 Clean Air Act (the "Clean Air Act") have on coal-end users.

o    Marine Shipping MLPs. Marine Shipping MLPs are primarily marine transporters of natural gas, crude oil or refined petroleum products.
     Marine shipping MLPs derive revenue from charging customers for the transportation of these products utilizing the MLPs' vessels.
     Transportation services are typically provided pursuant to a charter or contract, the terms of which vary depending on, for example, the length of use of a particular vessel, the amount of cargo transported, the number of voyages made, the parties operating a vessel or other factors.

                                       23

Investment Process

     Under normal circumstances, we invest at least 80% of our total assets
(including assets obtained through leverage) in equity securities of MLPs and their affiliates in the energy infrastructure sector. Our Advisor seeks to invest in securities that offer a combination of quality, growth and yield intended to result in superior total returns over the long run. Our Advisor's securities selection process includes a comparison of quantitative, qualitative, and relative value factors. Although our Advisor intends to use research provided by broker-dealers and investment firms, primary emphasis will be placed on proprietary analysis and valuation models conducted and maintained by our
Advisor's in-house investment analysts. To determine whether a company meets its criteria, our Advisor generally will look for a strong record of distribution growth, a solid ratio of debt to equity and coverage ratio with respect to distributions to unit holders, and a proven track record, incentive structure and management team. It is anticipated that all of the publicly traded MLPs in which we invest will have a market capitalization greater than $100 million.

Investment Policies

     We seek to achieve our investment objective by investing primarily in securities of MLPs and their affiliates that our Advisor believes offer attractive distribution rates and capital appreciation potential.

     The following are our fundamental investment limitations set forth in their entirety. We may not:

          (1) issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

          (2) borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

          (3) make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

          (4) concentrate (invest 25% or more of total assets) our investments in any particular industry, except that we will concentrate our assets in the group of industries constituting the energy sector;

          (5) underwrite securities issued by others, except to the extent that we may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities held in our portfolio;

          (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that we may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

          (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that we may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

     These fundamental investment limitations may not be changed without the approval of the holders of a majority of our outstanding voting securities
(which for this purpose and under the 1940 Act means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are represented or (2) more than 50% of the outstanding voting shares).

     We also have adopted the following nonfundamental policies:

     o    Under normal circumstances, we will invest at least 80% of our net assets, plus any borrowings for investment purposes, in equity securities of entities in the energy sector.

     o    We will also invest at least 80% of our total assets in equity securities of MLPs and their affiliates in the energy infrastructure sector.

     o    We may invest up to 50% of our total assets in restricted securities, all of which may be illiquid securities. The restricted securities that we may purchase include MLP convertible subordinated units, unregistered MLP common units and securities of publicly traded and privately held companies (i.e., non-MLPs).

                                       24

     o    We may invest up to 20% of our total assets in debt securities, including certain securities rated below investment grade (commonly referred to as "junk bonds"). Below investment grade debt securities will be rated at least B3 by Moody's and at least B- by S&P at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by our Advisor.

     o    We will not invest more than 15% of our total assets in any single issuer.

     o    We will not engage in short sales.

     As used in the bullets above, the term "total assets" includes assets to be obtained through anticipated leverage for the purpose of each nonfundamental investment policy. During the period in which we are investing the net proceeds of this offering, we will deviate from our investment policies with respect to the net proceeds by investing the net proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other liquid fixed income securities.

     The Board of Directors may change our nonfundamental investment policies without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder reports); provided, however, that a change in the policy of investing at least 80% of our net assets, plus any borrowings for investment purposes, in equity securities of entities in the energy sector requires at least 60 days' prior written notice to stockholders.
Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations.

Investment Securities

     The types of securities in which we may invest include, but are not limited to, the following:

     Equity Securities of MLPs. Consistent with our investment objective, we may invest up to 100% of our total assets in equity securities issued by MLPs, including common units, convertible subordinated units, and equity securities issued by affiliates of MLPs, including I-Shares and LLC common units.

     The table below summarizes the features of these securities, and a further discussion of these securities follows:

                                          Common Units                Convertible Subordinated Units
                              (for MLPs taxed as partnerships) (1)   (for MLPs taxed as partnerships)              I-Shares
                              ------------------------------------   --------------------------------              --------
Voting Rights............     Limited to certain significant         Same as common units               No direct MLP voting rights
                              decisions; no annual election of
                              directors

Dividend Priority........     First right to MQD specified in        Second right to MQD; no            Equal in amount and priority
                              Partnership Agreement; arrearage       arrearage rights                   to common units but paid in
                              rights                                                                    additional I-Shares at current
                                                                                                        market value of I-Shares

Dividend Rate............     Minimum set in Partnership             Equal in amount to common units;   Equal in amount to common units
                              Agreement; participate pro rata with   participate pro rata with common
                              subordinated after both MQDs are met   units above the MQD
Trading..................     Listed on NYSE, AMEX and NASDAQ        Not publicly traded                Listed on NYSE
                              National Market

Federal Income Tax Treatment  Ordinary income to the extent of       Same as common units               Full distribution treated as
                              taxable income allocated to holder;                                       return of capital; since
                              tax- free return of capital on                                            distribution is in shares,
                              distributions to extent of holder's                                       total basis is not reduced
                              basis; excess distributions
                              generally as capital gain

                                       25

Type of Investor.........     Retail; creates UBTI for tax-exempt    Same as common units               Retail and institutional; does
                              investor; regulated investment                                            not create UBTI; qualifying
                              companies are limited to investing                                        income for regulated
                              25% of assets in MLPs                                                     investment companies

Liquidity Priority.......     Intended to receive return of all      Second right to return of          Same as common units (indirect
                              capital first                          capital; pro rata with common      right through I-Share issuer)
                                                                     units thereafter

Conversion Rights........     None                                   One-to-one ratio into common       None
                                                                     units
------------

(1)  Some energy infrastructure companies in which we may invest have been organized as LLCs. Such LLCs are treated in the same manner as MLPs for federal income tax purposes. Common units of LLCs have similar characteristics of those of MLP common units, except that LLC common units typically have voting rights with respect to the LLC and LLC common units held by management are not entitled to increased percentages of cash distributions as increased levels of cash distributions are received by the
     LLC. The characteristics of LLCs and their common units are more fully discussed below.

     MLP Common Units. MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company's success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as a merger, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a MQD prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP common unit holders have first rights to the partnership's remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Also, like common stock, prices of MLP common units are sensitive to general movements in the stock market and a drop in the stock market may depress the price of MLP common units to which we have exposure.

     MLP Convertible Subordinated Units. MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified MQD, plus any arrearages, and may receive less in distributions upon liquidation.
Convertible subordinated unit holders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time and/or the satisfaction of certain financial tests. These units generally do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as MLP common units.
Distributions may be paid in cash or in-kind.

     Equity Securities of MLP Affiliates. In addition to equity securities of
MLPs, we may also invest in equity securities of MLP affiliates, by purchasing securities of limited liability entities that own general partner interests of
MLPs. General partner interests of MLPs are typically retained by an MLP's original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as the entities from which we may purchase general partner interests. An entity holding general partner interests, but not its investors, can be liable under certain circumstances for amounts greater than the amount of the entity's investment in the general partner interest.
General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are generally not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP's aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights ("IDRs"), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

     MLP I-Shares. I-Shares represent an indirect investment in MLP I-units.
I-units are equity securities issued to an affiliate of an MLP, typically a limited liability company, that owns an interest in and manages the MLP. The
I-Shares issuer has management rights but is not entitled to incentive distributions. The I-Share issuer's assets consist exclusively of MLP I-units.
Distributions by MLPs to I-

                                       26

unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to
I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Shares is taxed as a corporation, however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state filing obligations.

     Limited Liability Company Units. Some energy infrastructure companies in which we may invest have been organized as LLCs. Such LLCs are treated in the same manner as MLPs for federal income tax purposes. Consistent with its investment objective and policies, we may invest in common units or other securities of such LLCs. LLC common units represent an equity ownership interest in an LLC, entitling the holder to a share of the LLC's success through distributions and/or capital appreciation. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their earnings. LLC common unit holders generally have first rights to a MQD prior to distributions to subordinated unit holders and typically have arrearage rights if the MQD is not met. In the event of liquidation, LLC common unit holders have first rights to the LLC's remaining assets after bond holders, other debt holders and preferred unit holders, if any, have been paid in full. LLC common units may trade on a national securities exchange or over-the-counter.

     In contrast to MLPs, LLCs have no general partner and there are generally no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels.
In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights.

     Other Non-MLP Equity Securities. In addition to equity securities of MLPs, we may also invest in common and preferred stock, limited partner interests, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships.
Common stock generally represents an equity ownership interest in an issuer.
Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock we hold. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which we have exposure. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

     Restricted Securities. We may invest up to 50% of our total assets in restricted securities. An issuer may be willing to offer the purchaser more attractive features with respect to securities issued in direct placements because it has avoided the expense and delay involved in a public offering of securities. Adverse conditions in the public securities markets also may preclude a public offering of securities. MLP convertible subordinated units typically are purchased in private placements and do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. MLP convertible subordinated units typically are purchased from affiliates of the issuer or other existing holders of convertible units rather than directly from the issuer.

     Restricted securities obtained by means of direct placements are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This lack of liquidity creates special risks for us. However, we could sell such securities in private transactions with a limited number of purchasers or in public offerings under the 1933 Act.
MLP convertible subordinated units generally also convert to publicly traded common units upon the passage of time and/or satisfaction of certain financial tests.

     Debt Securities. We may invest up to 20% of our assets in debt securities, including securities rated below investment grade. Debt securities in which we invest may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. To the extent that we invest in below investment grade debt securities, such securities will be rated, at the time of investment, at least
B- by S&P's or B3 by Moody's or a comparable rating by at least one other rating agency or, if unrated, determined by our Advisor to be of comparable quality. If a security satisfies our minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, we will not be required to dispose of such security. If a downgrade occurs, our Advisor will consider what action, including the sale of such security, is in our best interest and the best interest of our stockholders.

     Because the risk of default is higher for below investment grade securities than investment grade securities, our Advisor's research and credit analysis is an especially important part of managing securities of this type. Our Advisor will attempt to identify those

                                       27

issuers of below investment grade securities whose financial condition our
Advisor believes are adequate to meet future obligations or have improved or are expected to improve in the future. Our Advisor's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

     Temporary Investments and Defensive Investments. Pending investment of the proceeds of this offering (which we expect may take up to approximately three months following the closing of this offering), we may invest offering proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S.
Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other liquid fixed income securities --
all of which are expected to provide a lower yield than the securities of MLPs and their affiliates. We may also invest in these instruments on a temporary basis to meet working capital needs including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions, and to facilitate the payment of expenses and settlement of trades. We anticipate that under normal market conditions not more than 5% of our total assets will be invested in these instruments.

     In addition, and although inconsistent with our investment objective, under adverse market or economic conditions, we may invest 100% of our total assets in these securities. The yield on these securities may be lower than the returns on
MLPs or yields on lower rated fixed income securities. To the extent we invest in these securities on a temporary basis or for defensive purposes, we may not achieve our investment objective.

Portfolio Turnover

     Our annual portfolio turnover rate may vary greatly from year to year.
Although we cannot accurately predict our annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. From the commencement of operations through November 30, 2005, our actual portfolio turnover rate was
0.08%. For the year ended November 30, 2006, our portfolio turnover rate was
5.56%. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for us. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that the Company bears. High portfolio turnover may result in our recognition of gains that will increase our tax liability and thereby lower the amount of our after-tax distributions. In addition, high portfolio turnover may increase our current and accumulated earnings and profits, resulting in a greater portion of our distributions being treated as taxable dividends for federal income tax purposes. See "Certain Federal Income Tax Matters."

Conflicts of Interest

     Conflicts of interest may arise from the fact that our Advisor and its affiliates carry on substantial investment activities for other clients in which we have no interest, some of which may have investment strategies similar to ours. Our Advisor or its affiliates may have financial incentives to favor certain of such accounts over us. Any of their proprietary accounts and other customer accounts may compete with us for specific trades. Our Advisor or its affiliates may give advice and recommend securities to, or buy or sell securities for us which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers, even though their investment objectives may be the same as, or similar to our objectives. When two or more clients advised by our Advisor or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by our Advisor in its discretion and in accordance with the client's various investment objectives and our Advisor's procedures. In some cases, this system may adversely affect the price or size of the position we may obtain. In other cases, the ability to participate in volume transactions may produce better execution for us.

     Our Advisor also serves as investment advisor to TYG, TYN and TTO, each non-diversified closed-end investment management companies. TYG invests primarily in equity securities of MLPs in the energy infrastructure sector. TYN invests primarily in publicly traded Canadian royalty trusts and income trusts and publicly traded United States MLPs. TTO has elected to be regulated as a BDC under the 1940 Act and invests primarily in privately held and micro-cap public companies in the U.S. energy infrastructure sector. To the extent certain MLP securities or other energy infrastructure company securities meet the investment objectives of these companies or other accounts managed by our Advisor, we may compete with TYG, TYN, TTO and such other accounts for the same investment.

     Our Advisor will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ

                                       28

when applied to us and relevant accounts under management in the context of any particular investment opportunity, our investment activities, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, our fees and expenses will differ from those of the other managed accounts. Accordingly, stockholders should be aware that our future performance and the future performance of the other accounts of our Advisor may vary.

     To the extent that our Advisor sources and structures private investments in MLPs, certain employees of our Advisor may become aware of actions planned by
MLPs, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in or selling securities of an MLP about which our Advisor has material, non-public information; however, it is our Advisor's intention to ensure that any material, non-public information available to certain employees of our Advisor is not shared with those employees responsible for the purchase and sale of publicly traded MLP securities.

     Situations may occur when we could be disadvantaged because of the investment activities conducted by our Advisor and its affiliates for its other accounts. Such situations may be based on, among other things, the following:
(1) legal or internal restrictions on the combined size of positions that may be taken for us or the other accounts, thereby limiting the size of our position;
or (2) the difficulty of liquidating an investment for us or the other accounts where the market cannot absorb the sale of the combined position.

     Under the 1940 Act, we and our affiliates may be precluded from co-investing in private placements of securities. Our Advisor and TYG have applied to the SEC for exemptive relief to permit TYG, TYN, TTO, us and our respective affiliates to make such investments. Unless and until an exemptive order is obtained, we will not co-invest with our affiliates in negotiated private placement transactions. We cannot guarantee that the requested relief will be granted by the SEC. Unless and until an exemptive order is obtained, our
Advisor will not co-invest its proprietary accounts or other clients' assets in negotiated private transactions in which we invest. Until we and our Advisor receive exemptive relief, our Advisor will observe a policy for allocating opportunities among its clients that takes into account the amount of each client's available cash and its investment objectives. As a result of one or more of these situations, we may not be able to invest as much as we otherwise would in certain investments or may not be able to liquidate a position as quickly.

    Our Advisor and its principals,  officers, employees, and affiliates may buy and sell  securities  or other  investments  for their own accounts and may have actual or potential  conflicts of interest with respect to  investments  made on our behalf.  As a result of  differing  trading  and  investment  strategies  or constraints,  positions may be taken by  principals,  officers,  employees,  and affiliates  of our Advisor that are the same as,  different  from,  or made at a different time than  positions  taken for us.  Further,  our Advisor may at some time in the  future,  manage  other  investment  funds with the same  investment objective as ours.

                                    LEVERAGE

Use of Leverage

     We currently engage in leverage and intend to borrow money or issue additional debt securities, and/or issue additional preferred stock, which may be auction rate securities, to provide us with additional funds to invest. The borrowing of money and the issuance of preferred stock and debt securities represent the leveraging of our common stock. Currently, we anticipate using leverage to represent approximately 33% of our total assets, including the proceeds from such leverage. However, we reserve the right at any time, if we believe that market conditions are appropriate, to use financial leverage to the extent permitted by the 1940 Act (50% for preferred stock and 33.33% for debt securities). On July 24, 2006, our board of directors approved a policy permitting temporary increases in the amount of leverage we may use from 33% of our total assets to up to 38% of our total assets at the time of incurrence, provided that (i) such leverage is consistent with the limits set forth in the
1940 Act, and (ii) such increased leverage is reduced over time in an orderly fashion. We generally will not use leverage unless we believe that leverage will serve the best interests of our stockholders. The principal factor used in making this determination is whether the potential return is likely to exceed the cost of leverage. We will not issue additional leverage where the estimated costs of issuing such leverage and the on-going cost of servicing the payment obligations on such leverage exceed the estimated return on the proceeds of such leverage. We note, however, that in making the determination of whether to issue leverage, we must rely on estimates of leverage costs and expected returns.
Actual costs of leverage vary over time depending on interest rates and other factors. Actual returns vary, of course, depending on many factors. The Board also will consider other factors, including whether the current investment opportunities will help us achieve our investment objective and strategies. We also may borrow up to an additional 5% of our total assets (not including the amount so borrowed) for temporary purposes, including the settlement and clearance of securities transactions, which otherwise might require untimely dispositions of portfolio holdings.

    We may  borrow  up to  $120,000,000  under  our  existing  unsecured  credit facility.  Outstanding  balances under the credit  facility accrue interest at a variable  annual  rate  equal to the  one-month  LIBOR  rate plus  0.75%.  As of
November 30, 2006, the current rate was 6.07%.  The credit  facility  remains in effect  through July 25, 2007 and we may draw on the facility  from time to time in accordance with out investment policies.  As of November 30, 2006, we had $28 million outstanding on our credit facility.

    We also may borrow up to an additional 5% of our total assets (not including the amount so borrowed) for temporary  purposes,  including the  settlement  and clearance of securities  transactions,  which otherwise  might require  untimely dispositions of portfolio holdings.

     Under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance we have total assets (including the proceeds of such issuance) at least equal to 200% of the liquidation value of the outstanding preferred stock. Stated another way, we may not issue preferred stock that, together with outstanding preferred stock, has an aggregate liquidation value of

                                       29

more than 50% of our total assets (less liabilities and indebtedness), including the amount leveraged. In addition, we are not permitted to declare any cash dividend or other distribution on our common stock unless, at the time of such declaration, the total assets less liabilities and indebtedness (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. We may, as a result of market conditions or otherwise, be required to purchase or redeem preferred stock, or sell a portion of our investments when it may be disadvantageous to do so, in order to maintain the required asset coverage. Common stockholders would bear the costs of issuing additional preferred stock, which may include offering expenses and the ongoing payment of dividends. Under the 1940 Act, we may only issue one class of preferred stock. So long as MMP Shares are outstanding, any preferred stock offered pursuant to this prospectus and any related prospectus supplement will rank on parity with any outstanding MMP Shares.

     Under the 1940 Act, we are not permitted to issue debt securities or incur other indebtedness constituting senior securities unless immediately thereafter we have total assets (including the proceeds of the indebtedness) at least equal to 300% of the amount of the outstanding indebtedness. Stated another way, we may not borrow for investment purposes more than 33.33% of our total assets, including the amount borrowed. We also must maintain this 300% "asset coverage"
for as long as the indebtedness is outstanding. The 1940 Act provides that we may not declare any cash dividend or other distribution on common or preferred stock, or purchase any of our shares of stock (through tender offers or otherwise), unless we would satisfy this 300% asset coverage after deducting the amount of the dividend, other distribution or share purchase price, as the case may be. If the asset coverage for indebtedness declines to less than 300% as a result of market fluctuations or otherwise, we may be required to sell a portion of our investments when it may be disadvantageous to do so. Under the 1940 Act, we may only issue one class of senior securities representing indebtedness. So long as Tortoise Notes are outstanding, any debt securities offered pursuant to this prospectus and any related prospectus supplement will be ranked on parity with any outstanding Tortoise Notes.

Hedging Transactions

     In an attempt to reduce the interest rate risk arising from our leveraged capital structure, we currently use, and may in the future use, interest rate transactions such as swaps, caps and floors. The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, we would agree to pay to the other party to the interest rate swap (known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to us a variable rate payment intended to approximate our variable rate payment obligation on any variable rate borrowings, such as Tortoise Notes and variable dividend rate preferred shares, such as MMP Shares. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, we would pay a premium to the counterparty up to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate of interest, would receive from the counterparty payments equal to the difference based on the notional amount of such cap. In an interest rate floor, we would be entitled to receive, to the extent that a specified index falls below a predetermined interest rate, payments of interest on a notional principal amount from the party selling the interest rate floor. Depending on the state of interest rates in general, our use of interest rate transactions could affect our ability to make required interest payments on the Tortoise Notes or dividend payments on
MMP Shares. To the extent there is a decline in interest rates, the value of the interest rate transactions could decline. If the counterparty to an interest rate transaction defaults, we would not be able to use the anticipated net receipts under the interest rate transaction to offset our cost of financial leverage.

     We have entered into interest rate swap transactions intended to hedge our interest and dividend payment obligations under the currently outstanding
Tortoise Notes and MMP Shares, respectively, against material increases in interest rates. See "Risk Factors -- Company Risks -- Hedging Strategy Risk."

Effects of Leverage

    As of  November  30,  2006,  we had 2,800  MMP  Shares  outstanding  with an aggregate liquidation preference of $70 million. The dividend rate payable by us on  MMP  Shares  outstanding  varies  based  on  auctions  normally  held  every twenty-eight (28) days. As of November 30, 2006, a dividend rate of 5.57% was in effect for the MMP Shares.  This rate includes  commissions  paid to the auction agent in the amount of 0.25%.  However,  we have entered into interest rate swap agreements to protect  ourselves from increasing  dividend expense on MMP Shares resulting  from  increasing  short-term  interest  rates.  Under  the  terms  of outstanding  swap  agreements as of November 30, 2006, we are obligated to pay a rate of 4.95%,  4.99%,  5.05% and 5.01% on notional amounts of $20 million,  $20 million, $15 million, and $15 million, respectively, for the MMP Shares.

    As of  November  30,  2006,  we had two  series  (Series A and  Series B) of
Tortoise Notes outstanding in an aggregate principal amount of $120 million. The interest rate payable by us on each series of Tortoise Notes outstanding  varies based on auctions normally held every twenty-eight (28) days. As of November 30,
2006,  the current  interest rate payable on the Series A and Series B was 5.44%
and 5.50%,  respectively.  These rates include  commissions  paid to the auction agent in the amount of 0.25%.  However,  we have entered into interest rate swap agreements to protect  ourselves from  increasing  interest  expense on Tortoise
Notes resulting from increasing  short-term  interest rates.  Under the terms of outstanding  swap  agreements as of November 30, 2006, we are obligated to pay a rate of  5.11%,  and 5.11% on a  notional  amount of $60  million  for  Series A
Tortoise Notes and a notional amount of $60 million for Series B Tortoise Notes, respectively.

    As of November 30, 2006, we had $28  million outstanding under our unsecured revolving  credit  facility with U.S. Bank, NA. The credit  facility  expires on
July 25, 2007.

    Assuming  that our  leverage  costs  remain as  described  above (an average annual cost of 5.43%,  based on the amount of leverage  currently  outstanding), the annual return that our portfolio must  experience (net of expenses) in order to cover leverage costs would be 2.76%.

    The following  table is designed to  illustrate  the effect of the foregoing level of leverage on the return to a common stockholder,  assuming  hypothetical annual  returns (net of expenses) of our  portfolio of -10% to 10%. As the table shows, the leverage generally  increases the return to common  stockholders when portfolio  return is positive or greater than the cost of leverage and decreases the  return  when the  portfolio  return  is  negative  or less than the cost of leverage.  The  figures  appearing  in the table are  hypothetical,  and  actual returns may be greater or less than those appearing in the table.

   Assumed Portfolio Return (net of expenses)        -10%       -5%       0%       5%       10%
   Corresponding Common Share Return               -21.2%    -12.9%    -4.6%     3.8%     12.1%

     While we use leverage, the amount of the fees paid to our Advisor for investment advisory and management services are higher than if we did not use leverage because the fees paid are calculated based on our Managed Assets, which include assets purchased with leverage. Therefore, our Advisor has a financial incentive to use leverage, which will create a conflict of interest between our
Advisor and our common stockholders. Because payments on any leverage would be paid by us at a specified rate, only our common stockholders would bear management fees and other expenses we incur.

     Currently, we anticipate using leverage to represent approximately 33% of our total assets, including the proceeds from such leverage. However, we reserve the right at any time, if we believe that market conditions are appropriate, to use financial leverage to the extent permitted by the 1940 Act (50% for preferred stock and 33.33% for debt securities).

     We cannot fully achieve the benefits of leverage until we have invested the proceeds resulting from the use of leverage in accordance with our investment objective and policies. For further information about leverage, see "Risk
Factors -- Additional Risks to Common Stockholders -- Leverage Risk."

                                  RISK FACTORS

     Investing in our securities involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in any of our securities you should consider carefully the following risks, as well as any risk factors included in the applicable prospectus supplement.

Company Risks

     We are a non-diversified, closed-end management investment company designed primarily as a long-term investment vehicle and not as a trading tool. An investment in our securities should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that we will achieve our investment objective.

     The following are the general risks of investing in our securities that affect our ability to achieve our investment objective. The risks below could lower the returns and distributions on common stock and reduce the amount of cash and net assets available to make dividend payments on preferred stock and interest payments on debt securities.

     Concentration Risk. Under normal circumstances, we concentrate our investments in the energy sector, with an emphasis on securities issued by MLPs and their affiliates in the energy infrastructure sector. Risks inherent in the energy infrastructure business of these types of MLPs and their affiliates include the following:

                                       31

     o    Processing and coal MLPs may be directly affected by energy commodity prices. The volatility of commodity prices can indirectly affect certain other MLPs due to the impact of prices on volume of commodities transported, processed, stored or distributed. Pipeline
          MLPs are not subject to direct commodity price exposure because they do not own the underlying energy commodity. While propane MLPs do own the underlying energy commodity, our Advisor seeks high quality MLPs that are able to mitigate or manage direct margin exposure to commodity price levels.

     o    The profitability of MLPs, particularly processing and pipeline MLPs, may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing. A significant decrease in the production of natural gas, oil, coal or other energy commodities, due to a decline in production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of MLPs and, therefore, the ability of MLPs to make distributions to partners.

     o    A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows.
          Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely impacted by consumer sentiment with respect to global warming and/or by any state or federal legislation intended to promote the use of alternative energy sources such as bio-fuels.

     o    A portion of any one MLP's assets may be dedicated to natural gas reserves and other commodities that naturally deplete over time, which could have a materially adverse impact on an MLP's ability to make distributions. Often the MLPs depend upon exploration and development activities by third parties.

     o    MLPs employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies' disposition of energy
          infrastructure assets and other merger and acquisition activity in the energy MLP industry could reduce the growth rate of cash flows we receive from MLPs that grow through acquisitions.

     o    The profitability of MLPs could be adversely affected by changes in the regulatory environment. Most MLPs' assets are heavily regulated by federal and state governments in diverse matters, such as the way in which certain MLP assets are constructed, maintained and operated and the prices MLPs may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular byproduct of an MLP process may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure an MLP may face.

     o    Extreme weather patterns, such as hurricane Ivan in 2004 and hurricane
          Katrina in 2005, could result in significant volatility in the supply of energy and power and could adversely impact the value of the securities in which we invest. This volatility may create
          fluctuations in commodity prices and earnings of companies in the energy infrastructure industry.

     o    A rising interest rate environment could adversely impact the performance of MLPs. Rising interest rates could limit the capital appreciation of equity units of MLPs as a result of the increased availability of alternative investments at competitive yields with
          MLPs. Rising interest rates also may increase an MLP's cost of capital. A higher cost of capital could limit growth from
          acquisition/expansion projects and limit MLP distribution growth rates.

     o    Since the September 11, 2001 terrorist attacks, the U.S. Government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity likely will increase volatility for prices in natural gas and oil and could affect the market for products of MLPs.

     o    Holders of MLP units are subject to certain risks inherent in the partnership structure of MLPs including: (1) tax risks (described below); (2) limited ability to elect or remove management; (3) limited voting rights, except with respect to extraordinary transactions; and
          (4) conflicts of interest of the general partner, including those arising from incentive distribution payments.

     Industry Specific Risk. Energy infrastructure companies also are subject to risks specific to the industry they serve.

     o    Pipeline MLPs are subject to demand for crude oil or refined products in the markets served by the pipeline, sharp decreases in

                                       32

          crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Pipeline MLP unit prices are primarily driven by distribution growth rates and prospects for distribution growth. Pipeline MLPs are subject to regulation by FERC with respect to tariff rates these companies may charge for pipeline transportation services. An adverse determination by FERC with respect to the tariff rates of a pipeline MLP could have a material adverse effect on the business, financial condition, results of operations and cash flows of that pipeline MLP and its ability to make cash distributions to its equity owners.

     o    Processing MLPs are subject to declines in production of natural gas fields, which utilize the processing facilities as a way to market the gas, prolonged depression in the price of natural gas or crude oil refining, which curtails production due to lack of drilling activity and declines in the prices of natural gas liquids products and natural gas prices, resulting in lower processing margins.

     o    Propane MLPs are subject to earnings variability based upon weather patterns in the locations where the company operates and the wholesale cost of propane sold to end customers. Propane MLP unit prices are based on safety in distribution coverage ratios, interest rate environment and, to a lesser extent, distribution growth.

     o    Coal MLPs are subject to demand variability based on favorable weather conditions, strong or weak domestic economy, the level of coal stockpiles in the customer base, and the general level of prices of competing sources of fuel for electric generation. They also are subject to supply variability based on the geological conditions that reduce productivity of mining operations, regulatory permits for mining activities and the availability of coal that meets Clean Air
          Act standards. Demand and prices for coal may also be impacted by current and proposed laws, regulations and/or trends, at the federal, state or local levels, to impose limitations on chemical emissions from coal-fired power plants and other coal end-users. Any such limitations may reduce the demand for coal produced, transported or delivered by coal MLPs.

     o    Marine shipping MLPs are subject to the demand for, and the level of consumption of, refined petroleum products, crude oil or natural gas in the markets served by the marine shipping MLPs, which in turn could affect the demand for tank vessel capacity and charter rates. These
          MLPs' vessels and their cargoes are also subject to the risks of being damaged or lost due to marine disasters, bad weather, mechanical failures, grounding, fire, explosions and collisions, human error, piracy, and war and terrorism.

     MLP Risk. We invest primarily in equity securities of MLPs and their affiliates. As a result, we are subject to the risks associated with an investment in MLPs, including cash flow risk, tax risk and deferred tax risk, as described in more detail below.

     o    Cash Flow Risk. We derive substantially all of our cash flow from investments in equity securities of MLPs and their affiliates. The amount of cash that we have available to pay or distribute to holders of our securities depends on the ability of MLPs held by us to make distributions to their partners and the tax character of those distributions. We have no control over the actions of underlying MLPs.
          The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs' level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors.

     o    Tax Risk of MLPs. Our ability to meet our investment objective will depend on the level of taxable income, dividends and distributions we receive from the MLPs and other securities of energy infrastructure companies in which we invest, a factor over which we have no control.
          The benefit we derive from our investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and the distributions we receive might be taxed entirely as dividend income.
          Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect our ability to meet our investment objective and would reduce the amount of cash available to pay or distribute to holders of our securities.

     o    Deferred Tax Risks of MLPs. As a limited partner in the MLPs in which we invest, we will receive a pro rata share of income, gains, losses and deductions from those MLPs. Historically, a significant portion of income from such MLPs has been offset

                                       33

          by tax deductions. We will incur a current tax liability on that portion of an MLP's income and gains that is not offset by tax deductions and losses. The percentage of an MLP's income and gains which is offset by tax deductions and losses will fluctuate over time for various reasons. A significant slowdown in acquisition activity by
          MLPs held in our portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current income tax liability to us.

     We will accrue deferred income taxes for any future tax liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation of our investments. Upon the sale of an MLP security, we may be liable for previously deferred taxes. We will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining our NAV. From time to time, we will modify our estimates or assumptions regarding our deferred tax liability as new information becomes available.

     Equity Securities Risk. MLP common units and other equity securities can be affected by macro economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios. Investing in securities of smaller companies may involve greater risk than is associated with investing in more established companies.
Companies with smaller capitalization may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger more established companies.

     Because MLP convertible subordinated units generally convert to common units on a one-to-one ratio, the price that we can be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

     The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

     Hedging Strategy Risk. We currently use, and may in the future use, interest rate transactions for hedging purposes only, in an attempt to reduce the interest rate risk arising from our leveraged capital structure. Interest rate transactions that we may use for hedging purposes will expose us to certain risks that differ from the risks associated with our portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, floors, caps and similar techniques, the costs of which can be significant, particularly when long-term interest rates are substantially above short-term rates. In addition, our success in using hedging instruments is subject to our
Advisor's ability to predict correctly changes in the relationships of such hedging instruments to our leverage risk, and there can be no assurance that our
Advisor's judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance, whether or not adjusted for risk, than if we had not engaged in such transactions.

     Depending on the state of interest rates in general, our use of interest rate transactions could enhance or decrease the cash available to us for payment of distributions, dividends or interest, as the case may be. To the extent there is a decline in interest rates, the value of interest rate swaps or caps could decline, and result in a decline in our net assets. In addition, if the counterparty to an interest rate transaction defaults, we would not be able to use the anticipated net receipts under the interest rate swap or cap to offset our cost of financial leverage.

     Competition Risk. A number of alternatives to us as vehicles for investment in a portfolio of energy infrastructure MLPs and their affiliates, including other publicly traded investment companies and private funds, currently exist.
In addition, recent tax law changes have increased the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may adversely impact our ability to meet our investment objective, which in turn could adversely impact our ability to make interest or dividend payments.

     Restricted Securities Risk. We may invest up to 50% of total assets in restricted securities. Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. As discussed further below, this lack of liquidity creates special risks for us. However, we could sell such securities in private transactions with a

                                       34

limited number of purchasers or in public offerings under the 1933 Act. MLP convertible subordinated units generally also convert to publicly-traded common units upon the passage of time and/or satisfaction of certain financial tests.

     Restricted securities are subject to statutory and contractual restrictions on their public resale, which may make it more difficult to value them, may limit our ability to dispose of them and may lower the amount we could realize upon their sale. To enable us to sell our holdings of a restricted security not registered under the 1933 Act, we may have to cause those securities to be registered. The expenses of registering restricted securities may be determined at the time we buy the securities. When we must arrange registration because we wish to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. We would bear the risks of any downward price fluctuation during that period.

     Liquidity Risk. Although common units of MLPs trade on the NYSE, AMEX, and the NASDAQ National Market, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when we believe it is desirable to do so. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely our ability to make required interest payments on the debt securities and dividend distributions on the preferred stock, to redeem such securities, or to meet asset coverage requirements.

     Valuation Risk. Market prices generally will not be available for MLP convertible subordinated units, or securities of private companies, and the value of such investments ordinarily will be determined based on fair valuations determined by our Advisor pursuant to procedures adopted by the Board of
Directors. Similarly, common units acquired through direct placements will be valued based on fair value determinations because of their restricted nature;
however, our Advisor expects that such values will be based on a discount from publicly available market prices. Restrictions on resale or the absence of a liquid secondary market may adversely affect our ability to determine our NAV.
The sale price of securities that are not readily marketable may be lower or higher than our most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of our Advisor than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities' true value, or may have to delay their sale in order to do so. This may affect adversely our ability to make required interest payments on the debt securities and dividend distributions on the preferred stock, to redeem such securities, or to meet asset coverage requirements.

     Nondiversification Risk. We are a non-diversified, closed-end management investment company under the 1940 Act and are not treated as a regulated investment company under the Internal Revenue Code. Accordingly, there are no regulatory limits under the 1940 Act or the Internal Revenue Code on the number or size of securities that we hold and we may invest more assets in fewer issuers as compared to a diversified fund. There currently are approximately
____ companies presently organized as MLPs and only a limited number of those companies operate energy infrastructure assets. We select MLP investments from this small pool of issuers. We may invest in non-MLP securities issued by energy infrastructure companies to a lesser degree, consistent with our investment objective and policies.

     Interest Rate Risk. Generally, when market interest rates rise, the values of debt securities decline, and vice versa. Our investment in such securities means that the NAV and market price of our common stock will tend to decline if market interest rates rise. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing us to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity.
An issuer may redeem a lower grade obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

      Below Investment Grade Securities Risk. Investing in lower grade debt instruments involves additional risks than investment grade securities. Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could adversely affect the ability of highly leveraged issuers to service their obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in the energy infrastructure industry could adversely affect the ability of below investment grade issuers in that industry to meet their obligations. The market values of lower quality securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates.

                                       35

     The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse change in the condition of a particular issuer, and these instruments may become illiquid. As a result, it may be more difficult to sell these securities or we may be able to sell the securities only at prices lower than if such securities were widely traded. This may affect adversely our ability to make required dividend or interest payments on our outstanding senior securities. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating our NAV.

     Because investors generally perceive that there are greater risks associated with lower quality securities of the type in which we may invest a portion of our assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers'
creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

     Factors having an adverse impact on the market value of below investment grade securities may have an adverse effect on our NAV and the market value of our common stock. In addition, we may incur additional expenses to the extent we are required to seek recovery upon a default in payment of principal or interest on our portfolio holdings. In certain circumstances, we may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, we would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

     Counterparty Risk. We may be subject to credit risk with respect to the counterparties to certain derivative agreements entered into by us. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, we may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. We may obtain only a limited recovery or may obtain no recovery in such circumstances.

     Effects of Terrorism. The U.S. securities markets are subject to disruption as a result of terrorist activities, such as the terrorist attacks on the World
Trade Center on September 11, 2001; the war in Iraq and its aftermath; other hostilities; and other geopolitical events. Such events have led, and in the future may lead, to short-term market volatility and may have long-term effects on the U.S. economy and markets.

     Anti-Takeover Provisions. Our Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modifying our structure.
These provisions may be regarded as "anti-takeover" provisions. Such provisions could limit the ability of common stockholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of us. See "Certain Provisions in Our Charter and Bylaws."

     Management Risk. Our Advisor was formed in October 2002 to provide portfolio management to institutional  and high-net worth investors  seeking  professional management of their MLP investments.  Our Advisor has been managing  investments in  portfolios of MLP  investments  since that time,  including  since May 2005, management of our  investments,  and management of the  investments of TYG since
February  2005,  TYN since October 2005 and TTO since  December  2005.  TYG is a non-diversified, closed-end management investment company that invests primarily in  MLPs  in  the  energy  infrastructure  sector.  TYN  is  a  non-diversified, closed-end  management  investment  company that  invests  primarily in Canadian royalty trusts and income trusts and publicly  traded United States MLPs. TTO is
a  non-diversified,   closed-end  management  investment  company  that  invests primarily in privately held and micro-cap  public  companies in the U.S.  energy infrastructure  sector and has elected to be  regulated  as a BDC under the 1940
Act. Our  investments and those of TYG, TYN and TTO are managed by our Advisor's investment  committee.  We share the same  officers  as TYG,  TYN and TTO. As of
November  30,  2006,   our  Advisor  had  client  assets  under   management  of
approximately $2.0 billion,  including our assets and those of TYG, TYN and TTO.
Our  Advisor  has 20 full  time  employees,  but also  relies  on the  officers, employees,  and  resources  of Fountain  Capital for  certain  functions.  These services are provided pursuant to an informal  arrangement  between the parties.
To the extent that our Advisor's assets under  management  continue to grow, our
Advisor may have to hire additional  personnel and to the extent it is unable to hire qualified  individuals its operations may be adversely affected.  Three (of the five) members of our Advisor's  investment  committee are affiliates of, but not  employees  of,  our  Advisor,  and  have  significant responsibilities with
Fountain  Capital.  Fountain  Capital  conducts  business  and activities of its own in which our Advisor has no economic interest.  If these separate activities become  significantly  greater  than our  Advisor's  activities,  there could be material competition for the efforts of key personnel.

                                       36

Additional Risks to Common Stockholders

     Leverage Risk. Our use of leverage through the issuance of MMP Shares and
Tortoise Notes along with the issuance of any additional preferred stock or debt securities, and any additional borrowings or other transactions involving indebtedness (other than for temporary or emergency purposes) are or would be considered "senior securities" for purposes of the 1940 Act and create risks.
Leverage is a speculative technique that may adversely affect common stockholders. If the return on securities acquired with borrowed funds or other leverage proceeds does not exceed the cost of the leverage, the use of leverage could cause us to lose money. Successful use of leverage depends on our
Advisor's ability to predict or hedge correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used. Because the fee paid to our
Advisor will be calculated on the basis of Managed Assets, the fees will increase when leverage is utilized, giving our Advisor an incentive to utilize leverage.

     Our issuance of senior securities involves offering expenses and other costs, including interest payments, which are borne indirectly by our common stockholders. Fluctuations in interest rates could increase interest or dividend payments on our senior securities, and could reduce cash available for dividends on common stock. Increased operating costs, including the financing cost associated with any leverage, may reduce our total return to common stockholders.

     The 1940 Act and/or the rating agency guidelines applicable to senior securities impose asset coverage requirements, dividend limitations, voting right requirements (in the case of the senior equity securities), and restrictions on our portfolio composition and our use of certain investment techniques and strategies. The terms of any senior securities or other borrowings may impose additional requirements, restrictions and limitations that are more stringent than those currently required by the 1940 Act, and the guidelines of the rating agencies that rate outstanding senior securities. These requirements may have an adverse effect on us and may affect our ability to pay distributions on common stock and preferred stock. To the extent necessary, we intend to redeem our senior securities to maintain the required asset coverage.
Doing so may require that we liquidate portfolio securities at a time when it would not otherwise be desirable to do so. Nevertheless, it is not anticipated that the 1940 Act requirements, the terms of any senior securities or the rating agency guidelines will impede our Advisor in managing our portfolio in accordance with our investment objective and policies. See "Leverage -- Use of
Leverage."

     Market Impact Risk. The sale of our common stock (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for our common stock. An increase in the number of common shares available may put downward pressure on the market price for our common stock.
Our ability to sell shares of common stock below NAV may increase this pressure.
These sales also might make it more difficult for us to sell additional equity securities in the future at a time and price we deem appropriate.

     Dilution Risk. The voting power of current stockholders will be diluted to the extent that current stockholders do not purchase shares in any future common stock offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if we sell shares of common stock below NAV, our NAV will fall immediately after such issuance. See "Description of
Securities -- Common Stock -- Issuance of Additional Shares" which includes a table reflecting the dilutive effect of selling our common stock below NAV.

     If we are unable to invest the proceeds of such offering as intended, our per share distribution may decrease and we may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

     Market Discount Risk. Our common stock has a limited trading history and has traded both at a premium and at a discount in relation to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to
NAV. Shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases have traded above NAV. Continued development of alternatives as a vehicle for investment in MLP securities may contribute to reducing or eliminating any premium or may result in our shares trading at a discount. The risk of the shares of common stock trading at a discount is a risk separate from the risk of a decline in our NAV as a result of investment activities. Our NAV will be reduced immediately following an offering of our common or preferred stock, due to the offering costs for such stock, which are borne entirely by us. Although we also bear the offering costs of debt securities, such costs are amortized over time and therefore do not impact our
NAV immediately following an offering.

     Whether stockholders will realize a gain or loss upon the sale of our common stock depends upon whether the market value of the common shares at the time of sale is above or below the price the stockholder paid, taking into account transaction costs for the common shares, and is not directly dependent upon our NAV. Because the market value of our common stock will be determined by

                                       37

factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond our control, we cannot predict whether our common stock will trade at, below or above NAV, or at, below or above the public offering price for common stock.

Additional Risks to Senior Security Holders

     Generally, an investment in preferred stock or debt securities
(collectively, "senior securities") is subject to the following risks:

     Interest Rate Risk. Auction rate senior securities pay dividends or interest based on short-term interest rates. If short-term interest rates rise, dividends or interest on the auction rate senior securities may rise so that the amount of dividends or interest due to holders of auction rate senior securities would exceed the cash flow generated by our portfolio securities. This might require us to sell portfolio securities at a time when we would otherwise not do so, which may affect adversely our future ability to generate cash flow. In addition, rising market interest rates could impact negatively the value of our investment portfolio, reducing the amount of assets serving as asset coverage for the senior securities.

     Senior Leverage Risk. Preferred stock will be junior in liquidation and with respect to distribution rights to debt securities and any other borrowings.
Senior securities representing indebtedness may constitute a substantial lien and burden on preferred stock by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare dividends or other distributions with respect to any series of preferred stock unless at such time we meet applicable asset coverage requirements and the payment of principal or interest is not in default with respect to the Tortoise
Notes or any other borrowings.

     Ratings and Asset Coverage Risk. To the extent that senior securities are rated, a rating does not eliminate or necessarily mitigate the risks of investing in our senior securities, and a rating may not fully or accurately reflect all of the credit and market risks associated with a security. A rating agency could downgrade the rating of our shares of preferred stock or debt securities, which may make such securities less liquid at an auction or in the secondary market, though probably with higher resulting interest rates. If a rating agency downgrades the rating assigned to a senior security, we may alter our portfolio or redeem the senior security. We may voluntarily redeem a senior security under certain circumstances.

     Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or "real" value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred stock or debt securities and the dividend payable to holders of preferred stock or interest payable to holders of debt securities declines. In an inflationary period, however, it is expected that, through the auction process, dividend or interest rates would increase, tending to offset this risk.

     Auction Risk. To the extent that senior securities trade through an auction, there are certain risks associated with participating in an auction and certain risks if you try to sell senior securities outside of an auction in the secondary market. These risks will be described in more detail in an applicable prospectus supplement if we issue senior securities pursuant to this registration statement.

     Decline in Net Asset Value Risk. A material decline in our NAV may impair our ability to maintain required levels of asset coverage for our preferred stock or debt securities.

                                       38

                            MANAGEMENT OF THE COMPANY

Directors and Officers

    Our  business  and affairs are managed  under the  direction of our Board of
Directors.  Accordingly,  our Board of Directors provides broad supervision over our affairs,  including  supervision of the duties performed by our Advisor. Our officers are  responsible  for our day-to-day  operations.  The names,  ages and addresses of each of our directors and officers,  together with their  principal occupations  and other  affiliations  during the past five years,  are set forth below.  Each  director and officer will hold office until his  successor is duly elected and qualified,  or until he resigns or is removed in the manner provided by law. Unless otherwise indicated,  the address of each director and officer is
10801 Mastin  Boulevard,  Overland  Park,  Kansas 66210.  Our Board of Directors
consists of a majority of directors who are not  interested  persons (as defined in the 1940 Act) of our Advisor or its affiliates.

                                  Position(s)   Held                                         Number  of
                                   with  Company,                                           Portfolios in
                                   Term of Office                                           Fund Complex
                                     and Length              Principal Occupation            Overseen by       Other Board Positions
        Name and Age               of Time Served           During Past Five Years           Director(1)         Held by Director
        ------------               --------------           ----------------------           -----------         ----------------
Independent Directors

Conrad S. Ciccotello, 46        Class III Director    Tenured Associate Professor of               4            None
                                since 2005            Risk Management and Insurance,
                                                      Robinson College of Business,
                                                      Georgia State University (faculty
                                                      member since 1999); Director of
                                                      Graduate Personal Financial
                                                      Planning Programs; Editor,
                                                      "Financial Services Review," (an
                                                      academic journal dedicated to the
                                                      study of individual financial
                                                      management); formerly, faculty
                                                      member, Pennsylvania State
                                                      University (1997-1999).

John R. Graham, 61              Class II Director     Executive-in-Residence and                   4            Erie Indemnity Company;
                                since 2005            Professor of Finance, College of                          Kansas State Bank
                                                      Business Administration, Kansas
                                                      State University (has served as a
                                                      professor or adjunct professor
                                                      since 1970); Chairman of the
                                                      Board, President and CEO, Graham
                                                      Capital Management, Inc.,
                                                      primarily a real estate
                                                      development and investment company
                                                      and a venture capital company.
                                                      Owner of Graham  Ventures,
                                                      a  business  services  and
                                                      venture    capital   firm;
                                                      formerly, CEO, Kansas Farm
                                                      Bureau Financial Services,
                                                      including seven affiliated
                                                      insurance   or   financial
                                                      service          companies
                                                      (1979-2000).

Charles E. Heath, 64            Class I Director      Retired in 1999. Formerly, Chief             4            None
                                since 2005            Investment Officer, GE Capital's
                                                      Employers Reinsurance Corporation
                                                      (1989-1999). Chartered Financial
                                                      Analyst (`CFA") since 1974.

                                       39

                                  Position(s)   Held                                         Number  of
                                   with  Company,                                           Portfolios in
                                   Term of Office                                           Fund Complex
                                     and Length              Principal Occupation            Overseen by       Other Board Positions
        Name and Age               of Time Served           During Past Five Years           Director(1)         Held by Director
        ------------               --------------           ----------------------           -----------         ----------------
Independent Directors and
Officers(2)

H. Kevin Birzer, 47             Class II Director     Managing Director of our Advisor             4            None
                                and Chairman of the   since 2002; Partner/Senior
                                Board since 2005      Analyst, Fountain Capital
                                                      (1990-present); Vice President,
                                                      Corporate Finance Department,
                                                      Drexel Burnham Lambert
                                                      (1986-1989); Vice President, F.
                                                      Martin Koenig & Co., an investment
                                                      management firm (1983-1986).

Terry C. Matlack, 51            Class I Director      Managing Director of our Advisor             4            None
                                and Chief Financial   since 2002; Managing Director,
                                Officer since 2005;   Kansas City Equity Partners
                                Assistant Treasurer   ("KCEP") (2001-present); formerly,
                                since November        President, GreenStreet Capital, a
                                2005; Chief           private investment firm
                                Compliance Officer    (1998-2001).
                                from 2005 to June
                                2006; Treasurer
                                from inception to
                                November 2005

David J. Schulte, 45            President and Chief   Managing Director of our Advisor           N/A            None
                                Executive Officer     since 2002; Managing Director,
                                since 2005            KCEP (1993-present); CFA since
                                                      1992; Member, Corporate Governance
                                                      Task Force of CFA Institute.

Zachary A. Hamel, 41            Secretary since 2005  Managing Director of our Advisor           N/A            None
                                                      since 2002; Partner/Senior Analyst
                                                      with Fountain Capital
                                                      (1997-present).

Kenneth P. Malvey, 41           Treasurer since       Managing Director of our Advisor           N/A            None
                                November 2005;        since 2002; Partner/Senior
                                Assistant Treasurer   Analyst, Fountain Capital
                                from inception to     Management (2002-present);
                                November              2005 formerly,  Investment
                                                      Risk Manager and member of
                                                      the   Global   Office   of
                                                      Investments,  GE Capital's
                                                      Employers      Reinsurance
                                                      Corporation (1996-2002).
------------
(1) This number  includes  us, TYG,  TYN and TTO. Our Advisor also serves as the investment advisor to TYG, TYN and TTO.
(2) As a result  of their  respective  positions  held with our  Advisor  or its affiliates,  these individuals are considered  "interested  persons" of ours within the meaning of the 1940 Act.

                                       40

Investment Advisor

     Pursuant to an Advisory Agreement, our Advisor provides us with investment research and advice and furnishes us with an investment program consistent with our investment objective and policies, subject to the supervision of the Board.
Our Advisor determines which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to our securities transactions and reports to the Board on the Company's investments and performance.

     Our Advisor is located at 10801 Mastin Boulevard, Suite 222, Overland Park,
Kansas 66210.  Our Advisor  specializes in managing  portfolios of securities of
MLPs and other  energy  infrastructure  companies.  Our  Advisor  was  formed in
October 2002 to provide portfolio  management services to institutional and high net worth investors  seeking  professional  management of their MLP investments.
Our Advisor has been  managing  investments  in portfolios of securities of MLPs since that time.  Our Advisor also manages TYG, TYN and TTO.  TYG,  whose shares trade on the New York Stock Exchange under the symbol "TYG", began operations in
February 2004 and is a non-diversified, closed-end management investment company that invests  principally  in MLPs in the energy  infrastructure  sector.  As of
November 30, 2006, TYG had total assets of  approximately  $928.4 million.  TYN, whose shares trade on the New York Stock Exchange under the symbol "TYN",  began operations  in  October  2005 and is a  non-diversified,  closed-end  management investment  company that invests primarily in Canadian royalty trusts and income trusts and publicly  traded United States MLPs. As of November 30, 2006, TYN had total assets of $173.2  million.  TTO,  whose shares trade on the NYSE under the symbol "TTO",  began  operations in May 2005, is a  non-diversified,  closed-end management  investment  company  that has elected to be regulated as a BDC under the 1940 Act,  and invests  primarily  in privately  held and  micro-cap  public companies in the U.S. energy infrastructure sector. As of November 30, 2006, TTO had total assets of  approximately  $42.9 million.  As of November 30, 2006, our
Advisor  had  approximately  $2.0  billion of client  assets  under  management, including  our assets and the assets of TYG, TYN and TTO and separate  accounts.
Our Advisor's investment committee is comprised of five portfolio managers.

    Fountain Capital and KCEP control our Advisor through their equity ownership and management rights in our Advisor. Fountain Capital was formed in 1990 and is focused  primarily on providing  investment  advisory  services to institutional investors  with respect to below  investment  grade debt.  Fountain  Capital had approximately  $1.7 billion of client assets under management as of November 30,
2006, of which  approximately  $237 million was in energy industry  investments.
KCEP was formed in 1993 and until  recently,  managed  KCEP  Ventures  II,  L.P.
("KCEP  II"),  a private  equity  fund with  committed  capital  of $55  million invested in a variety of companies in diverse  industries.  KCEP II wound up its operations  in  late  2006,  has no  remaining  portfolio  investments  and  has distributed  proceeds  to its  partners.  KCEP  Ventures  I, L.P.  ("KCEP I"), a start-up and  early-stage  venture  capital fund launched in 1994 and previously managed by KCEP, also recently  completed the process of winding down. As a part of that process,  KCEP I entered into a consensual order of receivership,  which was necessary to allow KCEP I to distribute its remaining $1.3 million of assets to creditors and the SBA. The consensual order acknowledged a capital impairment condition and the resulting  nonperformance  by KCEP I of its agreement with the
SBA, both of which were  violations  of the  provisions  requiring  repayment of capital  under the Small  Business  Investment  Act of 1958 and the  regulations thereunder.

     Our Advisor has 20 full time  employees,  but also relies on the  officers, employees,  and  resources  of Fountain  Capital for certain  functions.  To the extent that our Advisor's assets under management  continue to grow, our Advisor may have to hire  additional  personnel  and to the  extent it is unable to hire qualified individuals,  its operations may be adversely affected.  Three (of the five) members of our Advisor's  investment  committee are affiliates of, but not employees  of, our  Advisor,  and have  significant  responsibilities  with such
Fountain  Capital.  Fountain Capital conducts business and activities of its own in which our Advisor  has no economic  interest.  If these  separate  activities become  significantly  greater  than our  Advisor's  activities,  there could be material competition for the efforts of key personnel.

     The investment management of our portfolio is the responsibility of our
Advisor's investment committee. The investment committee's members are H. Kevin
Birzer, Zachary A. Hamel, Kenneth P. Malvey, Terry C. Matlack, and David J.
Schulte, all of whom share responsibility for such investment management. It is the policy of the investment committee, that any one member can require our
Advisor to sell a security and any one member can veto the committee's decision to invest in a security. Each committee member has been a portfolio manager since the commencement of our operations in May 2005. Biographical information about each member of our Advisor's investment committee is set forth above.

     The statement of additional information provides additional information about the compensation of, the other accounts managed by and the ownership of our securities by, the above portfolio managers.

                                       41

Compensation and Expenses

     Under our Advisory Agreement, we paid to our Advisor quarterly, as compensation for the services rendered by it, a fee equal to 0.90% annually of our average monthly Managed Assets until May 31, 2006. Currently, we pay our
Advisor a fee equal to 0.95% annually of our average monthly Managed Assets for such services. "Managed Assets" means our total assets (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities other than (1) deferred taxes, (2) debt entered into for purposes of leverage, and (3) the aggregate liquidation preference of any outstanding preferred shares. Because the fee to be paid to our Advisor is determined on the basis of our Managed Assets, our Advisor's interest in determining whether to leverage us will conflict with the interests of our Company. Our average monthly
Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five days after the end of that quarter. See "Summary of Our Expenses." A discussion regarding the basis of the Board of Directors' decision to approve the selection of our Advisor and our Advisory Agreement is available in our annual report to stockholders for the period ended November 30, 2006. Our
Advisory Agreement was most recently approved by the Board of Directors in
November 2006.

     We bear all expenses not specifically assumed by our Advisor incurred in our operations and will bear the expenses related to all future offerings.
Expenses we bear will include, but are not limited to, the following: (1)
expenses of maintaining and continuing our existence and related overhead, including, to the extent services are provided by personnel of our Advisor or its affiliates, office space and facilities and personnel compensation, training and benefits; (2) our registration under the 1940 Act; (3) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on our behalf; (4) auditing, accounting and legal expenses; (5) taxes and interest; (6) governmental fees;
(7) expenses of listing our shares with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of our interests, including expenses of conducting tender offers for the purpose of repurchasing common stock; (8)
expenses of registering and qualifying us and our shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes; (9) expenses of communicating with stockholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor; (10) expenses of reports to governmental officers and commissions; (11) insurance expenses; (12) association membership dues; (13) fees, expenses and disbursements of custodians and subcustodians for all services to us (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of NAVs); (14) fees, expenses and disbursements of transfer agents, dividend and interest paying agents, stockholder servicing agents and registrars for all services to us; (15) compensation and expenses of our directors who are not members of our Advisor's organization; (16) pricing and valuation services employed by us; (17) all expenses incurred in connection with leveraging of our assets through a line of credit or other indebtedness or issuing and maintaining notes or preferred stock; (18) all expenses incurred in connection with offerings of our common and preferred stock and debt securities;
and (19) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and our obligation to indemnify our directors, officers and stockholders with respect thereto.

                          CLOSED-END COMPANY STRUCTURE

     We are a closed-end investment company and as such our stockholders will not have the right to cause us to redeem their shares. Instead, our common stock will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses),
NAV, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors.

     Shares of closed-end companies frequently trade at a discount to their NAV.
This characteristic of shares of closed-end management investment companies is a risk separate and distinct from the risk that our NAV may decrease as a result of investment activities. To the extent our common shares do trade at a discount, the Board of Directors may from time to time engage in open-market repurchases or tender offers for shares after balancing the benefit to stockholders of the increase in the NAV per share resulting from such purchases against the decrease in our assets, the potential increase in the ratio of our expenses to our assets and the decrease in asset coverage with respect to any outstanding preferred stock, including MMP Shares. The Board of Directors believes that in addition to the beneficial effects described above, any such purchase or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount. There is no guarantee or assurance that the Board of Directors will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to NAV per share. Any share repurchase or tender offers will be made in accordance with requirements of the Exchange Act, the 1940 Act and the principal stock exchange on which the common shares are

                                       42

traded. Conversion to an open-end mutual fund is extremely unlikely and would require stockholder approval of an amendment to our Charter.

                       CERTAIN FEDERAL INCOME TAX MATTERS

     The following is a general summary of certain federal income tax considerations affecting us and our security holders. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances or who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts, certain tax-deferred accounts, and foreign investors. Tax matters are very complicated, and the tax consequences of an investment in and holding of our securities will depend on the particular facts of each investor's situation. Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the general federal income taxation rules described below and with respect to other federal, state, local or foreign tax consequences to them before making an investment in our securities. Unless otherwise noted, this discussion assumes that the investors are U.S. persons and hold our securities as capital assets. More detailed information regarding the federal income tax consequences of investing in our securities is in the statement of additional information.

Company Federal Income Taxation

     We are treated as a corporation for federal and state income tax purposes.
Thus, we are obligated to pay federal and state income tax on our taxable income. We invest our assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, we must report our allocable share of the MLP's taxable income in computing our taxable income regardless of whether the MLPs make any distributions. Based upon our review of the historic results of the type of MLPs in which we invest, we expect that the cash flow received by us with respect to our MLP investments will exceed the taxable income allocated to us. There is no assurance that our expectation regarding the tax character of MLP distributions will be realized.
If this expectation is not realized, there will be greater tax expense borne by us and less cash available to distribute to stockholders or to pay to creditors.
In addition, we will take into account in determining our taxable income the amounts of gain or loss recognized on the sale of MLP interests. Currently, the maximum regular federal income tax rate for a corporation is 35 percent. We may be subject to a 20 percent federal alternative minimum tax on our alternative minimum taxable income to the extent that the alternative minimum tax exceeds our regular federal income tax.

     We are not treated as a regulated investment company under the Internal
Revenue Code. The Internal Revenue Code generally provides that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its income. Our assets do not, and are not expected to, meet current tests for qualification as a regulated investment company for federal income tax purposes. The regulated investment company taxation rules therefore have no application to us or to our stockholders.
Although recent changes to the federal tax laws permit regulated investment companies to invest up to 25% of their total assets in securities of MLPs, such changes still would not allow us to pursue our objective. Accordingly, we do not intend to change our tax status as a result of such legislation.

Federal Income Taxation of Common and Preferred Stock

     Federal Income Tax Treatment of Holders of Common Stock. Unlike a holder of a direct interest in MLPs, a stockholder will not include its allocable share of our income, gains, losses or deductions in computing its own taxable income.
Instead, since we are of the opinion that, under present law, the common stock will constitute equity, distributions with respect to such shares (other than distributions in redemption of shares subject to Section 302(b) of the Internal
Revenue Code) will generally constitute dividends to the extent of our allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation's earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the MLPs, we anticipate that the distributed cash from the MLPs will exceed our share of the MLPs' income and our gain on the sale of MLP interests. In addition, earnings and profits are treated generally, for federal income tax purposes, as first being used to pay distributions on preferred stock, and then to the extent remaining, if any, to pay distributions on the common stock. Thus, we anticipate that only a portion of the distributions of DCF will be treated as dividend income to common stockholders. To the extent that distributions to a stockholder exceed our current and accumulated earnings and profits, the stockholder's basis in shares of stock with respect to which the distribution is made will be reduced, which may increase the amount of gain realized upon the sale of such shares. If a stockholder has no further basis in its shares, the stockholder will report any excess as capital gain if the stockholder holds such shares as a capital asset.

                                       43

     Dividends of current or accumulated earnings and profits generally will be taxable as ordinary income to holders but are expected to be treated as
"qualified dividend income" that is generally subject to reduced rates of federal income taxation for noncorporate investors and are also expected to be eligible for the dividends received deduction available to corporate stockholders under Section 243 of the Internal Revenue Code. Under federal income tax law, qualified dividend income received by individual and other noncorporate stockholders is taxed at long-term capital gain rates, which currently reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria. To be treated as qualified dividend income, the stockholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the 181-day period beginning 90 days before the ex-dividend date in the case of certain preferred stock dividends). A stockholder's holding period may be reduced for purposes of this rule if the stockholder engages in certain risk reduction transactions with respect to the common or preferred stock. The provisions of the Internal Revenue
Code applicable to qualified dividend income are effective through 2010.
Thereafter, higher tax rates will apply unless further legislative action is taken.

     Corporate holders should be aware that certain limitations apply to the availability of the dividends received deduction, including limitations on the aggregate amount of the deduction that may be claimed and limitations based on the holding period of the shares of common or preferred stock on which the dividend is paid, which holding period may be reduced if the holder engages in risk reduction transactions with respect to its shares. Corporate holders should consult their own tax advisors regarding the application of these limitations to their particular situation.

     If a common stockholder participates in our Automatic Dividend Reinvestment
Plan, such stockholder will be treated as receiving the amount of the distributions made by the Company, which amount generally will be either equal to the amount of the cash distribution the stockholder would have received if the stockholder had elected to receive cash or, for shares issued by the
Company, the fair market value of the shares issued to the stockholder.

     Federal Income Tax Treatment of Holders of Preferred Stock. Under present law, we are of the opinion that preferred stock will constitute equity, and thus distributions with respect to preferred stock (other than distributions in redemption of preferred stock subject to Section 302(b) of the Internal Revenue
Code) will generally constitute dividends to the extent of our current or accumulated earnings and profits, as calculated for federal income tax purposes.
Such dividends generally will be taxable as ordinary income to holders but are expected to be treated as "qualified dividend income" that is generally subject to reduced rates of federal income taxation for noncorporate investors and are also expected to be eligible for the dividends received deduction available to corporate stockholders under Section 243 of the Internal Revenue Code. Please see the discussion above on qualified dividend income and dividends received deductions.

     Earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on the preferred stock, and then to the extent remaining, if any, to pay distributions on the common stock.
Distributions in excess of the Company's earnings and profits, if any, will first reduce a stockholder's adjusted tax basis in his or her preferred stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a stockholder who holds such shares as a capital asset.

     Sale of Shares. The sale of shares of common or preferred stock by holders will generally be a taxable transaction for federal income tax purposes. Holders of shares of stock who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold. If the shares are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss. Similarly, a redemption by us (including a redemption resulting from our liquidation), if any, of all the shares actually and constructively held by a stockholder generally will give rise to capital gain or loss under Section
302(b) of the Internal Revenue Code, provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b)
of the Internal Revenue Code must be satisfied to achieve such treatment.

     Capital gain or loss will generally be long-term capital gain or loss if the shares were held for more than one year and will be short-term capital gain or loss if the disposed shares were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to federal income tax at a lower rate (currently a maximum rate of 15%) than net short-term capital gain or ordinary income (currently a maximum rate of 35%).
Under current law, the maximum federal income tax rate on capital gain for noncorporate holders is scheduled to increase to 20% for taxable years after
2010. For corporate holders, capital gain is generally taxed at the same rate as ordinary income, that is, currently at a maximum rate of 35%. A holder's ability to deduct capital losses may be limited.

     Investment by Tax-Exempt Investors and Regulated Investment Companies.
Employee benefit plans, other tax-exempt organizations and regulated investment companies may want to invest in our securities. Employee benefit plans and most other

                                       44

organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on unrelated business taxable income ("UBTI"). Because we are a corporation for federal income tax purposes, an owner of shares of common stock will not report on its federal income tax return any of our items of income, gain, loss and deduction. Therefore, a tax-exempt investor generally will not have UBTI attributable to its ownership or sale of our common or preferred stock unless its ownership of the stock is debt-financed. In general, stock would be debt-financed if the tax-exempt owner of stock incurs debt to acquire the stock or otherwise incurs or maintains debt that would not have been incurred or maintained if the stock had not been acquired.

     For federal income tax purposes, a regulated investment company or "mutual fund," may not have more than 25% of the value of its total assets, at the close of any quarter, invested in the securities of one or more qualified publicly traded partnerships, which will include most MLPs. Shares of our common stock are not securities of a qualified publicly traded partnership and will not be treated as such for purposes of calculating the limitation imposed upon regulated investment companies.

     Backup Withholding. We may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable distributions (including redemption proceeds) payable to stockholders who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the Internal Revenue Service ("IRS") that they are subject to backup withholding (or if we have been so notified). Certain corporate and other stockholders specified in the Internal Revenue Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's
U.S. federal income tax liability provided the appropriate information is furnished to the IRS in a timely manner.

     Other Taxation. Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. Our distributions also may be subject to state and local taxes.

Federal Income Taxation of Debt Securities

     Federal Income Tax Treatment of Holders of Debt Securities. Under present law, we are of the opinion that the debt securities will constitute indebtedness of the Company for federal income tax purposes, which the discussion below assumes. We intend to treat all payments made with respect to the debt securities consistent with this characterization.

     Taxation of Interest. Payments or accruals of interest on debt securities generally will be taxable to you as ordinary interest income at the time such interest is received (actually or constructively) or accrued, in accordance with your regular method of accounting for federal income tax purposes.

     Purchase, Sale and Redemption of Debt Securities. Initially, your tax basis in debt securities acquired generally will be equal to your cost to acquire such debt securities. This basis will increase by the amounts, if any, that you include in income under the rules governing market discount, and will decrease by the amount of any amortized premium on such debt securities, as discussed below. When you sell or exchange any of your debt securities, or if any of your debt securities are redeemed, you generally will recognize gain or loss equal to the difference between the amount you realize on the transaction (less any accrued and unpaid interest, which will be subject to tax as interest in the manner described above) and your tax basis in the debt securities relinquished.

     Except as discussed below with respect to market discount, the gain or loss that you recognize on the sale, exchange or redemption of any of your debt securities generally will be capital gain or loss. Such gain or loss will generally be long-term capital gain or loss if the disposed debt securities were held for more than one year and will be short-term capital gain or loss if the disposed debt securities were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to federal income tax at a lower rate (currently a maximum rate of 15%, although this rate will increase to 20% after 2010) than net short-term capital gain or ordinary income (currently a maximum rate of 35%). For corporate holders, capital gain is generally taxed as ordinary income, that is, currently at a maximum rate of 35%. A holder's ability to deduct capital losses may be limited.

     Amortizable Premium. If you purchase debt securities at a cost greater than their stated principal amount, plus accrued interest, you will be considered to have purchased the debt securities at a premium, and you generally may elect to amortize this premium as an offset to interest income, using a constant yield method, over the remaining term of the debt securities. If you make the election to amortize the premium, it generally will apply to all debt instruments that you hold at the time of the election, as well as any debt instruments that you subsequently acquire. In addition, you may not revoke the election without the consent of the IRS. If you elect to amortize the premium, you will be required to reduce your tax basis in the debt securities by the amount of the premium amortized

                                       45

during your holding period. If you do not elect to amortize premium, the amount of premium will be included in your tax basis in the debt securities. Therefore, if you do not elect to amortize the premium and you hold the debt securities to maturity, you generally will be required to treat the premium as a capital loss when the debt securities are redeemed.

     Market Discount. If you purchase debt securities at a price that reflects a "market discount," any principal payments on, or any gain that you realize on the disposition of the debt securities generally will be treated as ordinary interest income to the extent of the market discount that accrued on the debt securities during the time you held such debt securities. "Market discount" is defined under the Internal Revenue Code as, in general, the excess of the stated redemption price at maturity over the purchase price of the debt security, except that if the market discount is less than 0.25% of the stated
redemption price at maturity multiplied by the number of complete years to maturity, the market discount is considered to be zero. In addition, you may be required to defer the deduction of all or a portion of any interest paid on any indebtedness that you incurred or continued to purchase or carry the debt securities that were acquired at a market discount. In general, market discount will be treated as accruing ratably over the term of the debt securities, or, at your election, under a constant yield method.

     You may elect to include market discount in gross income currently as it accrues (on either a ratable or constant yield basis), in lieu of treating a portion of any gain realized on a sale of the debt securities as ordinary income. If you elect to include market discount on a current basis, the interest deduction deferral rule described above will not apply and you will increase your basis in the debt security by the amount of market discount you include in gross income. If you do make such an election, it will apply to all market discount debt instruments that you acquire on or after the first day of the first taxable year to which the election applies. This election may not be revoked without the consent of the IRS.

     Information Reporting and Backup Withholding. In general, information reporting requirements will apply to payments of principal, interest, and premium, if any, paid on debt securities and to the proceeds of the sale of debt securities paid to U.S. holders other than certain exempt recipients (such as certain corporations). Information reporting generally will apply to payments of interest on the debt securities to non-U.S. Holders (as defined below) and the amount of tax, if any, withheld with respect to such payments. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which the
non-U.S. Holder resides under the provisions of an applicable income tax treaty.
In addition, for non-U.S. Holders, information reporting will apply to the proceeds of the sale of debt securities within the United States or conducted through United States-related financial intermediaries unless the certification requirements described below have been complied with and the statement described below in "Taxation of Non-U.S. Holders" has been received (and the payor does not have actual knowledge or reason to know that the holder is a United States person) or the holder otherwise establishes an exemption.

     We may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable payments (including redemption proceeds) payable to holders of debt securities who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if we have been so notified). Certain corporate and other shareholders specified in the
Internal Revenue Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the holder's U.S. federal income tax liability provided the appropriate information is furnished to the IRS. If you are a non-U.S.
Holder, you may have to comply with certification procedures to establish your
non-U.S. status in order to avoid backup withholding tax requirements. The certification procedures required to claim the exemption from withholding tax on interest income described below will satisfy these requirements.

     Taxation of Non-U.S. Holders. If you are a non-resident alien individual or a foreign corporation (a "non-U.S. Holder"), the payment of interest on the debt securities generally will be considered "portfolio interest" and thus generally will be exempt from United States federal withholding tax. This exemption will apply to you provided that (1) interest paid on the debt securities is not effectively connected with your conduct of a trade or business in the United
States, (2) you are not a bank whose receipt of interest on the debt securities is described in Section 881(c)(3)(A) of the Internal Revenue Code, (3) you do
not actually or constructively own 10 percent or more of the combined voting power of all classes of the Company's stock entitled to vote, (4) you are not a controlled foreign corporation that is related, directly or indirectly to the
Company through stock ownership, and (5) you satisfy the certification requirements described below.

     To satisfy the certification requirements, either (1) the holder of any debt securities must certify, under penalties of perjury, that such holder is a
non-U.S. person and must provide such owner's name, address and taxpayer identification number, if any, on IRS Form W-8BEN, or (2) a securities clearing organization, bank or other financial institution that holds customer securities in the ordinary course of its trade or business and holds the debt securities on behalf of the holder thereof must certify, under penalties of perjury, that it has received a valid and properly executed IRS Form W-8BEN from the beneficial holder and comply with certain other requirements. Special certification rules apply for debt securities held by a foreign partnership and other intermediaries.

                                       46

     Interest on debt securities received by a non-U.S. Holder that is not excluded from U.S. federal withholding tax under the portfolio interest exemption as described above generally will be subject to withholding at a 30%
rate, except where a non-U.S. Holder can claim the benefits of an applicable tax treaty to reduce or eliminate such withholding tax and such non-U.S. Holder provides the Company with a properly executed IRS Form W-8BEN claiming such exemption or reduction.

     Any capital gain that a non-U.S. Holder realizes on a sale, exchange or other disposition of debt securities generally will be exempt from United States federal income tax, including withholding tax. This exemption will not apply to you if your gain is effectively connected with your conduct of a trade or business in the U.S. or you are an individual holder and are present in the U.S.
for 183 days or more in the taxable year of the disposition and either your gain is attributable to an office or other fixed place of business that you maintain in the U.S. or you have a tax home in the United States.

                        DETERMINATION OF NET ASSET VALUE

     We compute the NAV of our common stock as of the close of trading of the
NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month and at such other times as the Board may determine.
We make our NAV available for publication monthly. The NAV per share of common stock equals our NAV divided by the number of outstanding shares of common stock. Our NAV equals the value of our total assets (the value of the securities held plus cash or other assets, including interest accrued but not yet received)
less: (i) all of our liabilities (including accrued expenses and both current and deferred income taxes); (ii) accumulated and unpaid dividends on any outstanding preferred stock; (iii) the aggregate liquidation preference of any outstanding preferred stock; (iv) accrued and unpaid interest payments on any outstanding indebtedness; (v) the aggregate principal amount of any outstanding indebtedness; and (vi) any distributions payable on our common stock.

     Pursuant to an agreement with U.S. Bancorp Fund Services, LLC (the
"Accounting Services Provider"), the Accounting Services Provider values our assets in accordance with valuation procedures adopted by the Board of
Directors. The Accounting Services Provider obtains securities market quotations from independent pricing services approved by our Advisor and ratified by the
Board of Directors. Securities for which market quotations are readily available shall be valued at "market value." Any other securities shall be valued at "fair value."

     Valuation of certain assets at market value will be as follows:

     o    for equity securities, the Accounting Services Provider will first use readily available market quotations and will obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service;
     o    for fixed income securities, the Accounting Services Provider will use readily available market quotations based upon the last sale price of a security on the day we value our assets or a market value from a pricing service or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security; and
     o    other assets will be valued at market value pursuant to the valuation procedures.

    If the  Accounting  Services  Provider  cannot  obtain a market value or our
Advisor  determines  that  the  value  of a  security  as so  obtained  does not represent  a  fair  value  as  of  the  valuation  time  (due  to a  significant development  subsequent to the time its price is determined or otherwise),  fair value for the security shall be determined pursuant to the valuation procedures.
A report of any prices determined  pursuant to fair value  methodologies will be presented  to the Board of  Directors  or a  designated  committee  thereof  for approval at the next regularly scheduled board meeting.

                      AUTOMATIC DIVIDEND REINVESTMENT PLAN

General

     Our Automatic Dividend Reinvestment Plan (the "Plan") allows participating common stockholders to reinvest distributions including dividends, capital gains and return of capital in additional shares of our common stock. Shares of common stock will be issued by us under the Plan when our common stock is trading at a premium to NAV. If our common stock is trading at a discount to NAV, shares issued under the Plan will be purchased on the open market. Shares of common stock issued directly from us under the Plan will be acquired at the greater of
(1) NAV at the close of business on the payment date of the distribution, or (2)
95% of the market price per common share on the payment date. Common stock issued under the Plan when shares are trading at a discount to NAV will be purchased in the market at a market price. See below for more details about the
Plan.

                                       47

Automatic Dividend Reinvestment

    If a  stockholder's  shares  are  registered  directly  with  us or  with  a brokerage firm that  participates  in our Plan through the facilities of DTC and such  stockholder's  account is coded  dividend  reinvestment  by such brokerage firm, all  distributions  are  automatically  reinvested for stockholders by the
Plan Agent,  Computershare Trust Company, N.A. (the "Plan Agent"), in additional shares  of our  common  stock  (unless a  stockholder  is  ineligible  or elects otherwise).  If a stockholder's shares are registered with a brokerage firm that participates  in the Plan through the facilities of DTC, but such  stockholder's account  is not  coded  dividend  reinvestment  by such  brokerage  firm or if a stockholder's  shares  are  registered  with a  brokerage  firm  that  does  not participate in the Plan through the  facilities of DTC, a stockholder  will need to ask their investment  executive to determine what arrangements can be made to set up their  account to  participate  in the Plan.  In either case,  until such arrangements are made, a stockholder will receive distributions in cash.

    Stockholders  who elect not to  participate  in the Plan  will  receive  all distributions  payable in cash paid by check mailed  directly to the stockholder of record (or, if the shares are held in street or other nominee  name,  then to such nominee) by the Plan Agent, as dividend paying agent.  Participation in the
Plan is  completely  voluntary  and may be  terminated  or  resumed  at any time without  penalty by giving  written,  telephone or internet  instructions to the
Plan Agent;  such  termination  will be  effective  with respect to a particular distribution  if  notice  is  received  prior  to the  record  date for the next distribution.

    Whenever  we  declare a  distribution  payable  either in shares or in cash, non-participants  in the Plan will receive cash,  and  participants  in the Plan will receive the  equivalent in shares of common stock.  The shares are acquired
by  the  Plan  Agent  for  the   participant's   account,   depending  upon  the
circumstances  described below,  either (i) through receipt of additional shares of common  stock from us  ("Additional  Common  Stock ") or (ii) by  purchase of outstanding  common stock on the open market  ("open-market  purchases")  on the
NYSE or elsewhere. If, on the payment date, the net asset value per share of our common  stock is equal to or less than the market  price per share of our common stock plus estimated  brokerage  commissions  (such  condition being referred to herein as "market premium"), the Plan Agent will receive Additional Common Stock from us for each participant's account. The number of Additional Common Stock to be credited to the  participant's  account  will be  determined  by dividing the dollar  amount of the  dividend  or  distribution  by the greater of (i) the net asset value per share of common  stock on the payment  date,  or (ii) 95% of the market price per share of common stock on the payment date.

    If, on the payment  date,  the net asset value per share of our common stock exceeds the market price plus estimated  brokerage  commissions  (such condition being  referred  to herein as "market  discount"),  the Plan Agent has until the last  business  day  before  the  next  date on  which  the  shares  trade on an
"ex-dividend"  basis or in no event  more than 30 days  after the  payment  date
("last purchase date") to invest the  distribution  amount in shares acquired in open-market  purchases.  We  expect  that we  will  declare  and  pay  quarterly distributions.  The weighted average price (including brokerage  commissions) of all shares of common stock purchased by the Plan Agent as Plan Agent will be the price per share of common stock  allocable to each  participant.  If, before the
Plan Agent has completed its open-market purchases,  the market price of a share of our common stock plus estimated  brokerage  commissions exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of our shares,  resulting in the acquisition of fewer shares than if the distribution had been paid in Additional  Common Stock on the payment date.  Because of the foregoing  difficulty  with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market  purchases during the purchase  period;  the Plan
Agent will cease making  open-market  purchases  and will invest the  uninvested portion of the  distribution  amount in Additional  Common Stock at the close of business on the last purchase date.

    The  Plan  Agent  maintains  all  stockholders'  accounts  in the  Plan  and furnishes  written  confirmation of each acquisition made for the  participant's account  as soon as  practicable,  but in no event  later than 60 days after the date thereof. Shares in the account of each Plan participant will be held by the
Plan  Agent in  non-certificated  form in the Plan  Agent's  name or that of its nominee,  and each  stockholder's  proxy will include those shares  purchased or
received   pursuant  to  the  Plan.  The  Plan  Agent  will  forward  all  proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan first in accordance with the instructions of the  participants,  and then with respect to any proxies not returned by such  participant,  in the same proportion as the Plan Agent votes the proxies returned by the participants.

    There will be no brokerage charges with respect to shares issued directly by us as a result of  distributions  payable either in shares or in cash.  However, each  participant  will pay a pro rata share of brokerage  commissions  incurred with respect to the Plan Agent's  open-market  purchases in connection  with the reinvestment of  distributions.  If a participant  elects to have the Plan Agent sell part or all of his or her  shares of common  stock and remit the  proceeds, such  participant  will  be  charged  his or her pro  rata  share  of  brokerage commissions on the shares sold plus a $15.00 transaction fee.

    The automatic reinvestment of distributions will not relieve participants of any  federal,  state or local  income tax that may be payable (or required to be withheld) on such distributions. See "Certain Federal Income Tax Matters."

    Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of our shares of common stock is higher than the net asset  value,  participants in the Plan will  receive  shares of our  common  stock at less than they  could otherwise  purchase  such shares and will have shares with a cash value  greater than the  value of any cash  distribution  they  would  have  received  on their shares.  If the market  price  plus  commissions  is below the net asset  value, participants  will  receive  distributions  of shares of common stock with a net asset  value  greater  than the value of any cash  distribution  they would have received on their shares. However, there may be insufficient shares available in the market to make  distributions in shares at prices below the net asset value.
Also,  because we do not redeem our  shares,  the price on resale may be more or less than the net asset value.  See "Certain  Federal  Income Tax Matters" for a discussion of tax consequences of the Plan.

    Experience   under  the  Plan  may  indicate  that  changes  are  desirable.
Accordingly,  we  reserve  the  right to amend or  terminate  the Plan if in the judgment of the Board of Directors  such a change is warranted.  The Plan may be terminated  by the Plan  Agent or by us upon  notice in  writing  mailed to each participant  at least 60 days prior to the  effective  date of the  termination.
Upon any termination, the Plan Agent will cause a certificate or certificates to be issued for the full shares held by each  participant  under the Plan and cash adjustment  for any  fraction  of a share of  common  stock at the then  current market value of the common stock to be delivered to him or her. If preferred,  a participant  may request  the sale of all of the shares of common  stock held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant  elects in advance of such termination to have the
Plan Agent sell part or all of his or her shares,  the Plan Agent is  authorized to  deduct  from the  proceeds  a $15.00  fee plus a $0.05 fee per share for the transaction.  If a participant  has terminated his or her  participation  in the
Plan but continues to have shares of common stock registered in his or her name, he or she may  re-enroll in the Plan at any time by notifying  the Plan Agent in writing  at the  address  below.  The  terms and  conditions  of the Plan may be amended by the Plan Agent or by us at any time. Any such  amendments to the Plan may be made by mailing to each participant  appropriate  written notice at least
30 days prior to the effective date of the  amendment,  except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority,  such prior notice does not apply. The amendment shall  be  deemed  to be  accepted  by each  participant  unless,  prior  to the effective date thereof, the Plan Agent receives notice of the termination of the participant's  account  under  the  Plan.  Any such  amendment  may  include  an appointment  by the Plan Agent of a successor  Plan Agent,  subject to the prior written approval of the successor Plan Agent by us.

    All  correspondence  concerning the Plan should be directed to Computershare
Trust Company, N.A., P.O. Box 43078, Providence, Rhode Island 02940.

Cash Purchase Option

    In the future,  we may amend the Plan to implement a cash  purchase  option, whereby  participants  in the Plan may elect to  purchase  additional  shares of common stock through  optional cash  investments in limited amounts on a monthly or other periodic basis. If and when we implement the cash purchase option under the  Plan,  common  stockholders  will  receive  notice  60  days  prior  to its implementation  and further details including  information on the offering price and other terms,  the frequency of offerings and how to  participate in the cash purchase option.

                            DESCRIPTION OF SECURITIES

    The  information  contained  under  this  heading  is only a summary  and is subject to the  provisions  contained  in our Charter and Bylaws and the laws of the State of Maryland.

Common Stock

     General. Our Charter authorizes us to issue up to 100,000,000 shares of common stock, $0.001 par value per share. The Board of Directors may, without any action by the stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Additionally, our
Charter authorizes our Board of Directors, without any action by our stockholders, to classify and reclassify any unissued common stock and preferred stock into other classes or series of stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms

                                       49

or conditions of redemption for each class or series. Although there is no present intention of doing so, we could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of us that might otherwise be in the stockholders' best interests. Under Maryland law, stockholders generally are not liable for our debts or obligations.

     All common stock offered pursuant to this prospectus and any related prospectus supplement will be, upon issuance, duly authorized, fully paid and nonassessable. All outstanding common stock offered pursuant to this prospectus and any related prospectus supplement will be of the same class and will have identical rights, as described below. Holders of shares of common stock are entitled to receive distributions when authorized by the Board of Directors and declared by us out of assets legally available for the payment of distributions.
Holders of common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. All shares of common stock have equal distribution, liquidation and other rights.

     Distributions. We intend to pay out substantially all of our DCF to holders of common stock through quarterly distributions. DCF is the amount we receive as cash or paid-in-kind distributions from MLPs or their affiliates, and interest payments received on debt securities we own, less current or anticipated operating expenses, taxes on our taxable income, and leverage costs we pay
(including costs related to Tortoise Notes, MMP Shares and temporary borrowings under our credit facility). Our Board of Directors has adopted a policy to target distributions to common stockholders in an amount equal to at least 95%
of DCF on an annual basis. It is expected that we will declare and pay a distribution to holders of common stock at the end of each fiscal quarter. There is no assurance that we will continue to make regular distributions. All realized capital gains, if any, net of applicable taxes, will be retained by us.

     If a stockholder's shares are registered directly with us or with a brokerage firm that participates in the Plan, distributions will be automatically reinvested in additional common stock under the Plan unless a stockholder elects to receive distributions in cash. If a stockholder elects to receive distributions in cash, payment will be made by check. The federal income tax treatment of distributions is the same whether they are reinvested in our shares or received in cash. See "Automatic Dividend Reinvestment Plan."

     The yield on our common stock will likely vary from period to period depending on factors including the following:

     o    market conditions;
     o    the timing of our investments in portfolio securities;
     o    the securities comprising our portfolio;
     o    changes in interest rates (including changes in the relationship between short-term rates and long-term rates);
     o    the amount and timing of the use of borrowings and other leverage by us;
     o    the effects of leverage on our common stock (discussed above under
          "Leverage");
     o    the timing of the investment of offering proceeds and leverage proceeds in portfolio securities; and
     o    our net assets and operating expenses.

Consequently, we cannot guarantee any particular yield on our common stock, and the yield for any given period is not an indication or representation of future yields on the common stock.

     Limitations on Distributions. So long as shares of preferred stock are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless we have paid all accumulated dividends on preferred stock, and unless asset coverage (as defined in the 1940 Act) with respect to preferred stock would be at least 200% after giving effect to such distributions. See "Leverage."

     So long as senior securities representing indebtedness are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless we have paid all accrued interest on such senior indebtedness, and unless asset coverage (as defined in the 1940 Act) with respect to any outstanding senior indebtedness would be at least 300% after giving effect to such distributions. See "Leverage."

     Liquidation Rights. Common stockholders are entitled to share ratably in the assets legally available for distribution to stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest accrued thereon. These rights are subject to the preferential rights of any other class or series of our stock, including the preferred stock. The rights of common stockholders upon liquidation, dissolution or winding up are subordinated to the rights of holders of Tortoise
Notes and MMP Shares.

                                       50

     Voting Rights. Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of directors. The presence of the holders of shares of common stock entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of stockholders. Our Charter provides that, except as otherwise provided in the Bylaws, directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. The Bylaws provide that directors are elected by a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting provided that holders of preferred stock have the right to elect two directors at all times. Pursuant to our Charter and Bylaws, the Board of
Directors may amend the Bylaws to alter the vote required to elect directors.

     Under the rules of the NYSE applicable to listed companies, we normally will be required to hold an annual meeting of stockholders in each fiscal year.
If we are converted to an open-end company or if for any other reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), we may amend our Bylaws so that we are not otherwise required to hold annual meetings of stockholders.

     Issuance of Additional Shares. The provisions of the 1940 Act generally require that the public offering price of common stock of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the NAV of such company's common stock (calculated within 48 hours of pricing), unless such sale is made with the consent of a majority of the company's outstanding common stockholders. At our Annual Meeting of Stockholders held on April 12, 2006, our stockholders granted us the authority to sell a limited number of shares of our common stock for less than NAV, subject to the conditions listed below. This authority will expire on the date of our next
Annual Meeting of Stockholders. We believe that having the ability to issue and sell a limited number of shares of common stock below NAV benefits all stockholders in that it allows us to quickly raise cash and capitalize on attractive investment opportunities while remaining fully invested at all times.
We expect to sell shares of common stock below NAV only when we have identified attractive near-term investment opportunities. We may only sell shares of common stock below NAV in accordance with the following conditions:

     1.   The per share offering price, before deduction of underwriting fees, commissions and offering expenses, will not be less than the NAV per share of our common stock, as determined at any time within two business days of pricing of the common stock to be sold in the offering.
     2.   Immediately following the offering, after deducting offering expenses and underwriting fees and commissions, the NAV per share of our common stock, as determined at any time within two business days of pricing of the common stock to be sold in the offering, would not have been diluted by greater than a total of 1% of the NAV per share of all of our outstanding common stock. We will not be subject to a maximum number of shares that can be sold or a defined minimum sales price per share in any offering so long as the aggregate number of shares offered and the price at which such shares are sold together would not result in dilution of the NAV per share of our common stock in excess of the 1% limitation.
     3.   A majority of our independent directors makes a determination, based on information and a recommendation from the Advisor, that they reasonably expect that the investment(s) to be made with the net proceeds of such issuance will lead to a long-term increase in distribution growth.

     The table below sets forth the pro forma maximum dilutive effect on our NAV if we were to have issued shares below our NAV as of November 30, 2006. The table assumes that we issue 4,001,550shares, which represents all of the shares we are currently authorized to issue, at a net sale price to us after deducting all expenses of issuance, including underwriting discounts and commissions, equal to $25.45, which is 95% of the NAV of our common shares as of November 30,
2006.

             Maximum Impact of Below NAV Issuances of Common Shares

    The table below sets forth the pro forma maximum  dilutive effect on our NAV if we were to have issued  shares  below our NAV as of November  30,  2006.  The table assumes that we issue 3,947,720 shares, which represents all of the shares we are currently  authorized to issue, at a net sale price to us after deducting all expenses of issuance,  including  underwriting  discounts  and  commissions, equal to $25.45, which is 95% of the NAV of our common shares as of November 30,
2006.

             Maximum Impact of Below NAV Issuances of Common Shares

   Common shares currently outstanding
                                                                                     16,013,802
   Common shares that currently may be issued below NAV
                                                                                     3,947,720
   Total common shares outstanding if all authorized are issued below NAV
                                                                                     19,961,522
   Net asset value per share as of November 30, 2006
                                                                                         $26.79
   Aggregate net asset value of all currently outstanding common shares based on
   NAV as  29,009,899  of  November  30, 2006 4  Aggregate  net  proceeds to the
   Company  (assuming  the Company sold all  authorized  shares and received net proceeds equal to $25.45 per share (95% of the NAV as of 00,469,474  November
   30, 2006)) 1 Expected aggregate net asset value of the Company after issuance
                                                                                     529,479,373
   NAV per share after issuance
                                                                                          $26.53

    Because  our  Advisor's  management  fee is based upon our  average  monthly
Managed Assets,  our Advisor's interest in recommending the issuance and sale of common  stock  below  NAV will  conflict  with our  interests  and  those of our stockholders.

    Market.  Our common stock trades on the NYSE under the ticker  symbol "TYY."
Common  stock  issued  pursuant  to  this  prospectus  and  related   prospectus
supplement is expected to trade on the NYSE.

    Transfer Agent,  Dividend Paying Agent and Automatic  Dividend  Reinvestment
Plan Agent. Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rhode
Island 02940,  serves as the transfer agent and agent for the Automatic Dividend
Reinvestment  Plan for our common  stock and the  dividend  paying agent for our common stock.

Preferred Stock

    General.  Our Charter  authorizes the issuance of up to 10,000,000 shares of preferred stock,  with preferences,  conversion or other rights,  voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions or redemption as determined by the Board of Directors.

     Our Board of Directors may, without any action by our stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Additionally, our Charter authorizes the Board of
Directors, without any action by the stockholders, to classify and reclassify any unissued preferred stock into other classes or series of stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

     Preferred stock (including outstanding MMP Shares) ranks junior to our debt securities (including Tortoise Notes), and senior to all common stock. Under the
1940 Act, we may only issue one class of senior equity securities, which in the aggregate may represent no more than 50% of our total assets. So long as MMP
Shares are outstanding, additional issuances of preferred stock must be considered to be of the same class as MMP Shares under the 1940 Act and interpretations thereunder and must rank on a parity with the MMP Shares with respect to the payment of dividends and upon the distribution of our assets. It is expected that any issuance of preferred stock would be additional MMP Shares or additional series of MMP Shares. Unless otherwise stated in a prospectus supplement, any preferred stock will be issued pursuant to articles supplementary (a form of which is attached as Appendix B to the statement of additional information) in substantially the same form as outstanding preferred stock and will be subject to the provisions therein. The terms to be stated in a prospectus supplement will include the following:

     o    the form and title of the security;
     o    the aggregate liquidation preference of preferred stock; o the dividend rate of the preferred stock;
     o    the frequency with which auctions will be held;
     o    any optional or mandatory redemption provisions;
     o    any changes in auction agents, paying agents or security registrar;
          and o any other terms of the preferred stock.

     Dividends. Holders of preferred stock will be entitled to receive cash dividends, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor. Unless the prospectus supplement states otherwise, dividend rates will generally be determined by the results of an auction for such shares, as more fully described in the related prospectus supplement. Dividends so declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on the common stock.
Because of our emphasis on investments in MLPs and their affiliates, which are expected to generate cash in excess of the taxable income allocated to holders, it is possible that dividends payable on preferred stock could exceed our earnings and profits, which would be treated as a tax-free return of capital to the extent of the basis of the shares on which the dividend is paid and thereafter as gain from the sale or exchange of the preferred stock.

     Limitations on Dividends. So long as any debt securities (including
Tortoise Notes) are outstanding, holders of preferred stock will not be entitled to receive any dividends from us unless asset coverage (as defined in the 1940
Act) with respect to outstanding debt securities and preferred stock would be at least 300% after giving effect to such dividends. See "Leverage."

                                       52

     Liquidation Rights. In the event of any voluntary or our involuntary liquidation, dissolution or winding up, the holders of preferred stock would be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred stock will not be entitled to any further participation in any distribution of our assets.
Preferred stock ranks junior to our debt securities upon liquidation, dissolution or winding up.

     Voting Rights. Except as otherwise indicated in our Charter or Bylaws, or as otherwise required by applicable law, holders of preferred stock have one vote per share and vote together with holders of common stock as a single class.

     The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of common stock and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding (including Tortoise Notes), the holders of any shares of preferred stock have the right to elect a majority of the directors at any time two years'
accumulated dividends on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of shares of any outstanding preferred stock, voting separately as a class, would be required to
(i) adopt any plan of reorganization that would adversely affect the preferred stock, and (ii) take any action requiring a vote of security holders under
Section 13(a) of the 1940 Act, including, among other things, changes in our subclassification as a closed-end investment company or changes in our fundamental investment restrictions. See "Certain Provisions in Our Charter and
Bylaws." As a result of these voting rights, our ability to take any such actions may be impeded to the extent that any shares of our preferred stock are outstanding.

     The affirmative vote of the holders of a majority of the outstanding preferred stock, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred stock so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

     We will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any preferred stock, so long as we are current in the payment of dividends on the preferred stock and on any other of our shares ranking on a parity with the preferred stock with respect to the payment of dividends or upon liquidation.

     Market. Unless otherwise stated in a prospectus supplement, our preferred stock may be bought or sold at an auction that normally will be held periodically (every twenty-eight (28) days for outstanding MMP Shares) by submitting orders through a broker-dealer who has entered into an agreement with us (a "broker-dealer"). Our preferred stock is not listed on an exchange or automated quotation system. Preferred stock may be transferred outside of an auction through a broker-dealer, but we cannot assure you that any such secondary market will exist or whether it will provide preferred stockholders with liquidity. The details of the auction process will be further described in the related prospectus supplement.

     Book-Entry, Delivery and Form. Unless otherwise indicated in the related prospectus supplement, preferred stock will be issued in book-entry form and will be represented by one or more share certificates in registered global form.
The global certificates will be held by DTC and registered in the name of Cede &
Co., as nominee of DTC. DTC will maintain the certificates in specified denominations per share through its book-entry facilities.

     We may treat the persons in whose names any global certificates are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever. Therefore, so long as DTC or its nominee is the registered owner of the global certificates, DTC or such nominee will be considered the sole holder of outstanding preferred stock.

     A global certificate may not be transferred except as a whole by DTC, its successors or their respective nominees, subject to the provisions restricting transfers of shares contained in the related articles supplementary.

     Auction Agent, Transfer Agent, Registrar, Dividend Paying Agent and
Redemption Agent. Unless otherwise stated in a prospectus supplement, The Bank of New York, 101 Barclay Street, New York, New York, serves as the auction agent, transfer agent, registrar, dividend paying agent and redemption agent with respect to our preferred stock.

                                       53

Debt Securities

     General. Under Maryland law and our Charter, we may borrow money, without prior approval of holders of common and preferred stock. We may issue debt securities, including additional Tortoise Notes, or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings, including without limitation the Tortoise Notes, will rank senior to the preferred stock and the common stock.

     Under the 1940 Act, we may only issue one class of senior securities representing indebtedness, which in the aggregate, may represent no more than
33.33% of our total assets. So long as Tortoise Notes are outstanding, additional debt securities must rank on a parity with Tortoise Notes with respect to the payment of interest and upon the distribution of our assets. It is expected that any issuance of debt securities would be additional Tortoise
Notes or additional series of Tortoise Notes. Unless otherwise stated in a prospectus supplement, any additional debt securities will be issued pursuant to the indenture dated as of November 14, 2005 (the "Indenture") and will be subject to the provisions therein. A prospectus supplement and a supplemental indenture (a summary of which is attached as Appendix A to the statement of additional information) relating to any additional debt securities will include specific terms relating to the offering. These terms will include the following:

     o    the form and title of the security;
     o    the aggregate principal amount of the securities;
     o    the interest rate of the securities;
     o    the maturity dates on which the principal of the securities will be payable;
     o    the frequency with which auctions will be held;
     o    any changes to or additional events of default or covenants;
     o    any optional or mandatory redemption provisions;
     o    any changes in trustees, auction agents, paying agents or security registrar; and
     o    any other terms of the securities.

     Interest. Unless otherwise stated in a prospectus supplement, debt securities will bear interest as generally determined by the results of an auction for such securities and/or by the Board of Directors, as more fully described in the related prospectus supplement. Interest on debt securities shall be payable when due as described in the related prospectus supplement. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common stock and preferred stock.

     Limitations. Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, we must have an asset coverage of at least 300%. Asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. We currently are subject to certain restrictions imposed by guidelines of one or more rating agencies that have issued ratings for outstanding Tortoise Notes, including restrictions related to asset coverage and portfolio composition. Such restrictions may be more stringent than those imposed by the 1940 Act. Other types of borrowings also may result in our being subject to similar covenants in credit agreements.

     Events of Default and Acceleration of Maturity of Debt Securities;
Remedies. Unless stated otherwise in the related prospectus supplement, any one of the following events will constitute an "event of default" for that series under the Indenture:

     o    default in the payment of any interest upon a series of debt securities when it becomes due and payable and the continuance of such default for 30 days;
     o    default in the payment of the principal of, or premium on, a series of debt securities at its stated maturity;
     o    default in the performance, or breach, of any covenant or warranty of ours in the Indenture, and continuance of such default or breach for a period of 90 days after written notice has been given to us by the trustee;
     o    certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;
     o    if, on the last business day of each of twenty-four consecutive calendar months, the debt securities have a 1940 Act asset coverage of less than 100%; or
     o    any other "event of default" provided with respect to a series, including a default in the payment of any redemption price payable on the redemption date.

                                       54

Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding debt securities or the trustee may declare the principal amount of that series of debt securities immediately due and payable upon written notice to us. A default that relates only to one series of debt securities does not affect any other series and the holders of such other series of debt securities are not entitled to receive notice of such a default under the Indenture. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity occurs automatically with respect to all series. At any time after a declaration of acceleration with respect to a series of debt securities has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding debt securities of that series, by written notice to us and the trustee, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of debt securities, other than the non-payment of the principal of that series of debt securities which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

    Liquidation Rights. In the event of (a) any insolvency or bankruptcy case or proceeding,  or any receivership,  liquidation,  reorganization or other similar case or proceeding in connection therewith,  relative to us or to our creditors, as such, or to our assets, or (b) any liquidation,  dissolution or other winding up of us,  whether  voluntary  or  involuntary  and  whether  or  not  involving insolvency or bankruptcy,  or (c) any assignment for the benefit of creditors or any other  marshalling  of assets  and  liabilities  of ours,  then  (after  any payments with respect to any secured  creditor of ours outstanding at such time)
and in any such  event the  holders  of debt  securities  shall be  entitled  to receive  payment in full of all amounts due or to become due on or in respect of
all  debt  securities   (including  any  interest  accruing  thereon  after  the
commencement  of any such case or  proceeding),  or provision  shall be made for such payment in cash or cash  equivalents or otherwise in a manner  satisfactory to the holders of the debt  securities,  before the holders of any of our common or  preferred  stock are  entitled  to  receive  any  payment  on account of any redemption proceeds,  liquidation  preference or dividends from such shares. The holders of debt securities shall be entitled to receive,  for application to the payment thereof,  any payment or distribution of any kind or character,  whether in cash,  property or  securities,  including  any such payment or  distribution which may be  payable  or  deliverable  by reason  of the  payment  of any other indebtedness of ours being  subordinated to the payment of the debt  securities, which may be payable or  deliverable  in respect of the debt  securities  in any such case, proceeding, dissolution, liquidation or other winding up event.

     Unsecured creditors of ours may include, without limitation, service providers including our Advisor, custodian, administrator, auction agent, broker-dealers and the trustee, pursuant to the terms of various contracts with
us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

     A consolidation, reorganization or merger of us with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of us.

     Voting Rights. Debt securities have no voting rights, except to the extent required by law or as otherwise provided in the Indenture relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with any other borrowings (if any), the 1940 Act does in certain circumstances grant to the lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

    Market.  Unless  otherwise  stated  in a  prospectus  supplement,  our  debt securities  may be bought or sold at an auction held  periodically  (every seven
(7) or twenty-eight  (28) days for outstanding  Tortoise  Notes),  by submitting orders  through a  broker-dealer  who has entered into an  agreement  with us (a
"broker-dealer"). Our debt securities are not listed on an exchange or automated quotation  system.  Debt  securities  may be  transferred  outside of an auction through a broker-dealer, but we cannot assure you that any such secondary market will exist or whether it will provide holders of debt securities with liquidity.
The  details of the auction  process  will be further  described  in the related prospectus supplement.

     Book-Entry, Delivery and Form. Unless otherwise stated in the related prospectus supplement, the debt securities will be issued in book-entry form and will be represented by one or more notes in registered global form. The global notes will be deposited with the trustee as custodian for DTC and registered in the name of Cede & Co., as nominee of DTC. DTC will maintain the notes in designated denominations through its book-entry facilities.

     Under the terms of the Indenture, we and the trustee may treat the persons in whose names any notes, including the global notes, are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever. Therefore, so long as DTC or its nominee is the registered owner of the global notes, DTC or such nominee will be considered the sole holder of

                                       55

outstanding notes under the Indenture. We or the trustee may give effect to any written certification, proxy or other authorization furnished by DTC or its nominee.

     A global note may not be transferred except as a whole by DTC, its successors or their respective nominees. Interests of beneficial owners in the global note may be transferred or exchanged for definitive securities in accordance with the rules and procedures of DTC. In addition, a global note may be exchangeable for notes in definitive form if:

     o    DTC notifies us that it is unwilling or unable to continue as a depository and we do not appoint a successor within 60 days;
     o    we, at our option, notify the trustee in writing that we elect to cause the issuance of notes in definitive form under the Indenture; or
     o    an event of default has occurred and is continuing.

     In each instance, upon surrender by DTC or its nominee of the global note, notes in definitive form will be issued to each person that DTC or its nominee identifies as being the beneficial owner of the related notes.

     Under the Indenture, the holder of any global note may grant proxies and otherwise authorize any person, including its participants and persons who may hold interests through DTC participants, to take any action which a holder is entitled to take under the Indenture.

     Trustee, Transfer Agent, Registrar, Paying Agent, Redemption Agent and
Auction Agent. Unless otherwise stated in a prospectus supplement, the Bank of
New York serves as the trustee under the Indenture and acts as transfer agent, registrar, paying agent and redemption agent with respect to our debt securities. The Bank of New York also serves as the auction agent with respect to our debt securities.

                            RATING AGENCY GUIDELINES

     The Rating Agencies, which assign ratings to our senior securities, impose asset coverage requirements, which may limit our ability to engage in certain types of transactions and may limit our ability to take certain actions without confirming that such action will not impair the ratings. The Tortoise Notes are currently rated "Aaa" and "AAA" by Moody's Investors Service Inc. ("Moody's")
and Fitch Ratings ("Fitch"), respectively. The MMP Shares are currently rated
"Aa2" and "AA" by Moody's and Fitch, respectively. Moody's and Fitch, and any other agency that may rate our debt securities (including Tortoise Notes) or preferred stock (including MMP Shares) in the future, are collectively referred to as the "Rating Agencies."

     We may, but are not required to, adopt any modification to the guidelines that may hereafter be established by any Rating Agency. Failure to adopt any modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any Rating Agency may, at any time, change or withdraw any rating. The Board may, without stockholder approval, modify, alter or repeal certain of the definitions and related provisions which have been adopted pursuant to each Rating Agency's guidelines
("Rating Agency Guidelines") only in the event we receive written confirmation from the Rating Agency or Agencies that any amendment, alteration or repeal would not impair the ratings then assigned to the senior securities.

     We are required to satisfy two separate asset maintenance requirements with respect to outstanding debt securities and with respect to outstanding preferred stock: (1) we must maintain assets in our portfolio that have a value, discounted in accordance with guidelines set forth by each Rating Agency, at least equal to 115% of the aggregate principal amount/aggregate liquidation preference of the debt securities/preferred stock, respectively, plus specified liabilities, payment obligations and other amounts (the "Basic Maintenance
Amount"); and (2) we must satisfy the 1940 Act asset coverage requirements.

     Basic Maintenance Amounts. We must maintain, as of each valuation date on which senior securities are outstanding, eligible assets having an aggregate discounted value at least equal to 115% of the applicable basic maintenance amount ("Basic Maintenance Amount"), which is calculated separately for debt securities and preferred stock for each Rating Agency that is then rating the senior securities and so requires. If we fail to maintain eligible assets having an aggregated discounted value at least equal to 115% of the applicable Basic
Maintenance Amount as of any valuation date and such failure is not cured, we will be required in certain circumstances to redeem certain of the senior securities.

     The applicable Basic Maintenance Amount is defined in the Rating Agency's
Guidelines. Each Rating Agency may amend the definition of the applicable Basic
Maintenance Amount from time to time. The market value of our portfolio securities (used in calculating the discounted value of eligible assets) is calculated using readily available market quotations when appropriate, and in any

                                       56

event, consistent with our valuation procedures. For the purpose of calculating the applicable Basic Maintenance Amount, portfolio securities are valued in the same manner as we calculate our NAV. See "Determination of Net Asset Value."

     Each Rating Agency's discount factors, the criteria used to determine whether the assets held in our portfolio are eligible assets, and the guidelines for determining the discounted value of our portfolio holdings for purposes of determining compliance with the applicable Basic Maintenance Amount are based on
Rating Agency Guidelines established in connection with rating the senior securities. The discount factor relating to any asset, the applicable basic maintenance amount requirement, the assets eligible for inclusion in the calculation of the discounted value of our portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the applicable Rating Agency, without our approval, or the approval of our Board of
Directors or stockholders.

     A Rating Agency's Guidelines will apply to the senior securities only so long as that Rating Agency is rating such securities. We will pay certain fees to Moody's, Fitch and any other Rating Agency that may provide a rating for the senior securities. The ratings assigned to the senior securities are not recommendations to buy, sell or hold the senior securities. Such ratings may be subject to revision or withdrawal by the assigning Rating Agency at any time.

    1940 Act Asset Coverage.  We are also required to maintain,  with respect to senior securities,  as of the last business day on any month in which any senior securities are outstanding,  asset coverage of at least 300% for debt securities and 200% for preferred  stock (or such other  percentage as may in the future be specified  in or under the 1940 Act as the  minimum  asset  coverage  for senior securities representing shares of a closed-end investment company as a condition of  declaring  dividends  on its  common  stock).  If we  fail to  maintain  the applicable  1940 Act asset coverage as of the last business day of any month and such  failure is not cured as of the last  business day of the  following  month
(the "Asset  Coverage Cure Date"),  we will be required to redeem certain senior securities.

     Notices. Under the current Rating Agency Guidelines, in certain circumstances, we are required to deliver to any Rating Agency which is then rating the senior securities (1) a certificate with respect to the calculation of the applicable Basic Maintenance Amount; (2) a certificate with respect to the calculation of the applicable 1940 Act asset coverage and the value of our portfolio holdings; and (3) a letter prepared by our independent accountants regarding the accuracy of such calculations.

     Notwithstanding anything herein to the contrary, the Rating Agency
Guidelines, as they may be amended from time to time by each Rating Agency will be reflected in a written document and may be amended by each Rating Agency without the vote, consent or approval of us, the Board of Directors or any of our stockholders.

     A copy of the current Rating Agency Guidelines will be provided to any holder of senior securities promptly upon request made by such holder by writing to us at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.

                  CERTAIN PROVISIONS IN OUR CHARTER AND BYLAWS

     The following description of certain provisions of our Charter and Bylaws is only a summary. For a complete description, please refer to our Charter and
Bylaws, which have been filed as exhibits to our registration statement on Form
N-2, of which this prospectus forms a part.

     Our Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modifying our structure. Further, these provisions can have the effect of depriving stockholders of the opportunity to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of us. These provisions, all of which are summarized below, may be regarded as "anti-takeover" provisions.

Classification of the Board of Directors; Election of Directors

     Our Charter provides that the number of directors may be established only by the Board of Directors pursuant to the Bylaws, but may not be less than one.
The Bylaws provide that the number of directors may not be greater than nine.
Subject to any applicable limitations of the 1940 Act, any vacancy may be filled, at any regular meeting or at any special meeting called for that purpose, only by a majority of the remaining directors, even if those remaining directors do not constitute a quorum. Pursuant to our Charter, the Board of
Directors is divided into three classes: Class I, Class II and Class III. The initial terms of Class I, Class II and Class III directors will expire in 2006,
2007 and 2008, respectively. Beginning in 2006, upon the expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualified. Each year only one

                                       57

class of directors will be elected by the stockholders. The classification of the Board of Directors should help to assure the continuity and stability of our strategies and policies as determined by the Board of Directors.

     The classified Board provision could have the effect of making the replacement of incumbent directors more time-consuming and difficult. At least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of the Board of Directors. Thus, the classified
Board provision could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a change in control of the Board, even though a change in control might be in the best interests of the stockholders.

Removal of Directors

     Our Charter provides that, subject to the rights of holders of one or more classes of preferred stock, a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors. This provision, when coupled with the provision in the Bylaws authorizing only the Board of Directors to fill vacant directorships, precludes stockholders from removing incumbent directors, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with nominees of stockholders.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

     Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless declared advisable by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for stockholder approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain Charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to the approval by our
Board of Directors otherwise required), such amendment or proposal may be approved by stockholders entitled to cast a majority of the votes entitled to be cast on such a matter. The "continuing directors" are defined in our Charter as the directors named in our Charter as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the
Board of Directors.

     Our Charter and Bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our Bylaws.

Advance Notice of Director Nominations and New Business

     The Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to notice of the meeting, (2) by or at the direction of the Board of Directors, or
(3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the Company's notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1)
pursuant to our notice of the meeting, (2) by or at the direction of the Board of Directors, or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

                              SELLING STOCKHOLDERS

     An unspecified number of shares of our common stock may be offered and sold for  resale  from  time  to  time  under  this  prospectus  by  certain  of  our stockholders;  provided,  however, that no stockholder will be authorized to use this  prospectus for an offering of our common stock without first obtaining our consent.  We may  consent  to the  use of  this  prospectus  by  certain  of our stockholders for a limited period of time and subject to certain limitations and conditions  depending  on  the  terms  of any  agreements  between  us and  such stockholders.  The identity of any selling  stockholder,  including any material relationship  between us and our  affiliates and such selling  stockholder,  the percentage  of our common stock owned by such selling  stockholder  prior to the offering, the number of shares of our common stock to be offered by such selling stockholder, the percentage of our common stock to be owned (if greater than one

                                       58

percent) by such selling stockholder following the offering, and the price and terms upon which our shares of common stock are to be sold by such selling stockholder will be set forth in a prospectus supplement to this prospectus.

                              PLAN OF DISTRIBUTION

     We may sell our common stock, preferred stock and debt securities, and certain of our stockholders may sell our common stock, on an immediate, continuous or delayed basis, in one or more offerings under this prospectus and any related prospectus supplement. The aggregate amount of securities that may be offered by us and any selling stockholders is limited to $300,000,000. We may offer our common stock, preferred stock and debt securities: (1) directly to one or more purchasers; (2) through agents; (3) through underwriters; (4) through dealers; or (5) pursuant to our Dividend Reinvestment Plan. Any selling stockholders may offer our common stock: (1) directly to one or more purchasers;
(2) through agents; (3) through underwriters; or (4) through dealers. Each prospectus supplement relating to an offering of securities will state the terms of the offering, including as applicable:

     o    the names of any agents, underwriters or dealers;
     o    any sales loads or other items constituting underwriters'
          compensation;
     o    any discounts, commissions, or fees allowed or paid to dealers or agents;
     o    the public offering or purchase price of the offered securities and the net proceeds we will receive from the sale; provided, however that we will not receive any of the proceeds from a sale of our common stock by any selling stockholder; and
     o    any securities exchange on which the offered securities may be listed.

Direct Sales

     We may sell our common stock, preferred stock and debt securities, or certain of our stockholders may sell our common stock, directly to, and solicit offers  from,  institutional  investors  or  others  who  may  be  deemed  to be underwriters  as defined in the 1933 Act for any resales of the  securities.  In this case,  no  underwriters  or agents  would be  involved.  We or any  selling stockholder may use electronic  media,  including the Internet,  to sell offered securities  directly.  The terms of any of those  sales will be  described  in a prospectus supplement.

By Agents

     We may offer our common stock, preferred stock and debt securities, or certain of our stockholders may sell our common stock, through agents that we or they designate. Any agent involved in the offer and sale will be named and any commissions payable by us or any selling stockholder will be described in the prospectus supplement. Unless otherwise indicated in the prospectus supplement, the agents will be acting on a best efforts basis for the period of their appointment.

By Underwriters

     We may offer and sell securities, or certain of our stockholders may offer our common stock, from time to time to one or more underwriters who would purchase the securities as principal for resale to the public, either on a firm commitment or best efforts basis. If we sell securities or a selling stockholder offers our common stock to underwriters, we and such selling stockholder will execute an underwriting agreement with them at the time of the sale and will name them in the prospectus supplement. In connection with these sales, the underwriters may be deemed to have received compensation from us or such selling stockholder in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of securities for whom they may act as agent. Unless otherwise stated in the prospectus supplement, the underwriters will not be obligated to purchase the securities unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the securities, they will be required to purchase all of the offered securities. The underwriters may sell the offered securities to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

     If a prospectus supplement so indicates, we may grant the underwriters an option to purchase additional shares of common stock at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the prospectus supplement, to cover any overallotments.

                                       59

By Dealers

     We, or certain of our stockholders may offer our common stock, may offer and sell securities, or certain of our stockholders may offer our common stock, from time to time to one or more dealers who would purchase the securities as principal. The dealers then may resell the offered securities to the public at fixed or varying prices to be determined by those dealers at the time of resale.
The names of the dealers and the terms of the transaction will be set forth in the prospectus supplement.

General Information

     Agents, underwriters, or dealers participating in an offering of securities may be deemed to be underwriters, and any discounts and commission received by them and any profit realized by them on resale of the offered securities for whom they act as agent, may be deemed to be underwriting discounts and commissions under the 1933 Act.

     We may offer to sell securities either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices.

     Ordinarily, each series of offered securities will be a new issue of securities, and other than our common stock, will have no established trading market.

     To facilitate an offering of common stock in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the common stock or any other security. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

     o    An overallotment in connection with an offering creates a short position in the common stock for the underwriter's own account.
     o    An underwriter may place a stabilizing bid to purchase the common stock for the purpose of pegging, fixing, or maintaining the price of the common stock.
     o    Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the common stock by bidding for, and purchasing, the common stock or any other securities in the open market in order to reduce a short position created in connection with the offering.
     o    The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the common stock originally sold by the syndicate member is purchased in syndicate covering transactions or otherwise.

    Any of these  activities  may  stabilize or maintain the market price of the securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

     Any underwriters to whom the offered securities are sold for offering and sale may make a market in the offered securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice. The offered securities may or may not be listed on a securities exchange. We cannot assure you that there will be a liquid trading market for the offered securities.

     Under agreements entered into with us, underwriters and agents may be entitled to indemnification by us against certain civil liabilities, including liabilities under the 1933 Act, or to contribution for payments the underwriters or agents may be required to make.

     The underwriters, agents, and their affiliates may engage in financial or other business transactions with us and our subsidiaries in the ordinary course of business.

     The maximum commission or discount to be received by any member of the
National Association of Securities Dealers, Inc. or independent broker-dealer will not be greater than eight percent of the initial gross proceeds from the sale of any security being sold.

     The aggregate offering price specified on the cover of this prospectus relates to the offering of the securities not yet issued as of the date of this prospectus.

                                       60

     To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

     A prospectus and accompanying prospectus supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

Automatic Dividend Reinvestment Plan

     We may issue and sell shares of common stock pursuant to our Automatic
Dividend Reinvestment Plan.

                           ADMINISTRATOR AND CUSTODIAN

     U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee,
Wisconsin 53202, serves as our administrator. We pay the administrator to provide general management, compliance, financial reporting and tax reporting services to the Company. The Company pays the administrator a monthly fee computed at an annual rate of 0.07% of the first $300 million of the Company's
Managed Assets, 0.06% on the next $500 million of Managed Assets and 0.04% on the balance of the Company's Managed Assets, subject to a minimum annual fee of
$45,000.

     U.S. Bank, NA, 425 Walnut Street, Cincinnati, Ohio 45202, serves as our custodian. We pay the custodian a monthly fee computed at an annual rate of
0.015% on the first $100 million of the Company's portfolio assets and 0.010% on the balance of the Company's portfolio assets, subject to a minimum annual fee of $4,800. U.S. Bank is also the lender under our $120,000,000 unsecured revolving credit facility. We agreed to reimburse U.S. Bank for legal fees and other expenses incurred by U.S. Bank in documenting the credit facility.

                                  LEGAL MATTERS

     Certain legal matters in connection with the Securities offered hereby will be passed upon for us by Blackwell Sanders Peper Martin LLP ("Blackwell"),
Kansas City, Missouri. Blackwell may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland. If certain legal matters in connection with an offering of securities are passed upon by counsel for the underwriters of such offering, such matters will be passed upon by Morrison
& Foerster LLP, New York, New York with respect to any offerings by us of our preferred stock or debt securities and by Kaye Scholer, New York, New York with respect to any offerings by us of our common stock, or by such other counsel to the underwriters as named in a prospectus supplement.

                              AVAILABLE INFORMATION

     We are subject to the informational requirements of the Exchange Act and the 1940 Act and are required to file reports, proxy statements and other information with the SEC. These documents are available on the SEC's EDGAR system and can be inspected and copied for a fee at the Commission's public reference room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Reports,
proxy statements, and other information about us can be inspected at the offices of the SEC.

     This prospectus does not contain all of the information in our registration statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

     Additional information about us can be found in our Registration Statement
(including amendments, exhibits, and schedules) on Form N-2 filed with the SEC.
The SEC maintains a web site (http://www.sec.gov) that contains our Registration
Statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

                                       61

                   OF THE STATEMENT OF ADDITIONAL INFORMATION

Appendix A -- Summary of Certain Provisions of the Indenture and Form of
Supplemental Indenture................................................................. A-1
Appendix B -- Form of Articles Supplementary........................................... B-1
Appendix C -- Rating of Investments                                                     C-1

                                       62

===================================================================================================================

$300,000,000
Tortoise Energy Capital Corporation
Common Stock
Preferred Stock
Debt Securities

                                   PROSPECTUS

                               _____________, 2007

===================================================================================================================

The information in this prospectus supplement, which relates to an effective
Registration Statement under the Securities Act of 1933, is not complete and may be changed. We may not sell these securities until we deliver a final prospectus supplement. This prospectus supplement and the attached prospectus do not constitute an offer to sell these securities or a solicitation of an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

                   SUBJECT TO COMPLETION, DATED ________, 2007

FORM OF PROSPECTUS SUPPLEMENT
(To prospectus dated ________, 2007)

                                   $----------
                       Tortoise Energy Capital Corporation
       _______ Series __ Money Market Cumulative Preferred (MMP(R)) Shares
                    Liquidation Preference $25,000 per share

                                 ---------------

     Tortoise Energy Capital Corporation (the "Company," "we," "us" or "our") is
a nondiversified, closed-end management investment company. Our investment objective is to seek a high level of total return with an emphasis on current distributions to stockholders.

     We are offering an additional series ("Series __") of our auction rate preferred stock (referred to as "Money Market Cumulative Preferred Shares" or
"MMP Shares") in this prospectus supplement. This prospectus supplement is not complete and should be read in conjunction with our prospectus dated __________,
20__ (the "prospectus"), which accompanies this prospectus supplement. This prospectus supplement does not include all information that you should consider before purchasing any MMP Shares. You should read this prospectus supplement and our prospectus prior to purchasing any MMP Shares.

     The Series __ MMP Shares offered in this prospectus supplement, together with the previously issued and currently outstanding MMP Shares, are collectively referred to as "MMP Shares." Individual series of MMP Shares are referred to as a "series." Except as otherwise described in this prospectus supplement, the terms of this series and all other series are the same.
Capitalized terms used but not defined in this prospectus supplement shall have the meanings given to such terms in Appendix B to the statement of additional information, which is available from us upon request.

     Investors in MMP Shares will be entitled to receive cash dividends at an annual rate that may vary for each dividend period. The dividend rate for the initial period for Series __ from and including the issue date through
__________, 20__ will be ____% per year. For each subsequent dividend period, the dividend rate will be determined by an auction conducted in accordance with the procedures described in this prospectus supplement, and in additional detail in Appendix B to the statement of additional information. Generally, following the initial dividend period, each dividend period will be _____________ (__)
days.

     MMP Shares will not be listed on any exchange or automated quotation system. Generally, you may only buy and sell MMP Shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent or in a secondary market that those broker-dealers may maintain. These broker-dealers are not required to maintain a market in MMP
Shares, and a secondary market, if one develops, may not provide investors with liquidity. "The Auction-Certain Considerations Affecting Auction Rate Securities
-Existing Holder's Ability to Resell Auction Rate Securities May Be Limited."
See "The Auction--Secondary Market Trading and Risk."

                                                    (continued on next page)

                                 ---------------

     Investing in MMP Shares involves certain risks. See "Risk Factors"
beginning on page __ of the prospectus and "The Auction--Auction Risk" beginning on page __ of this prospectus supplement.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement is truthful or complete. Any representation to the contrary is a criminal offense.

                                 ---------------

                                                              Per Share   Total
                                                              ---------   -----

Public offering price....................................... $            $

Sales load.................................................. $            $

Proceeds to us (before expenses)1).......................... $            $

                                  ------------

(1)  Does not include offering expenses payable by us estimated to be $_______.

     The underwriters expect to deliver the Series __ MMP Shares in book-entry form, through the facilities of The Depository Trust Company, to broker-dealers on or about ___________, 20__.

                                 ---------------

                                [Underwriter(s)]
                               _____________, 20__

     This offering is conditioned upon the Series __ MMP Shares receiving a rating of "Aa2" from Moody's and "AA" from Fitch.

     The prospectus supplement has been filed with the Securities and Exchange
Commission (the "SEC"). Additional copies of this prospectus supplement, the prospectus or the statement of additional information dated _________, as supplemented from time to time, are available by calling ___________ or by writing to us, or you may obtain copies (and other information regarding us)
from the SEC's web site (http://www.sec.gov). You also may e-mail requests for these documents to the SEC at publicinfo@sec.gov or make a request in writing to the SEC's Public Reference Section, 100 F Street, N.E., Room 1580, Washington,
D.C. 20549.

     This prospectus supplement, which describes the specific terms of this offering, also adds to and updates information contained in the accompanying prospectus and the documents incorporated by reference in the prospectus. The prospectus gives more general information, some of which may not apply to this offering.

     If the description of this offering varies between this prospectus supplement and the accompanying prospectus, you should rely on the information contained in this prospectus supplement; provided that if any statement in one of these documents is inconsistent with a statement in another document having a later date, the statement in the document having the later date modifies or supersedes the earlier statement.

     The MMP Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the
Federal Reserve Board or any other government agency.

                              Prospectus Supplement

                                                                         Page
                                                                         ----

                                   Prospectus

Prospectus Summary........................................................
Summary of Company Expenses...............................................
Financial Highlights......................................................
Senior Securities.........................................................
Market and Net Asset Value Information....................................
Use of Proceeds...........................................................
The Company...............................................................
Investment Objective and Principal Investment Strategies..................
Leverage..................................................................
Risk Factors..............................................................
Management of the Company.................................................
Closed-End Company Structure..............................................
Certain Federal Income Tax Matters........................................
Determination of Net Asset Value..........................................
Automatic Dividend Reinvestment Plan......................................
Description of Securities.................................................
Rating Agency Guidelines..................................................
Certain Provisions in our Charter and Bylaws..............................
Selling Stockholders......................................................
Plan of Distribution......................................................
Administrator and Custodian...............................................
Legal Matters.............................................................
Available Information.....................................................
Table of Contents of the Statement of Additional Information..............

                           ---------------------------

     You should rely only on the information contained in or incorporated by reference in this prospectus supplement. Neither we nor the underwriters have authorized anyone to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these Series __ MMP Shares in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus supplement is accurate only as of the date of this prospectus supplement, and that our business, financial condition and prospects may have changed since this date. We will amend or supplement this prospectus supplement to reflect material changes to the information contained in this prospectus supplement to the extent required by applicable law.

             CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

     This prospectus supplement, the accompanying prospectus and the statement of additional information contain "forward-looking statements." Forward-looking statements can be identified by the words "may," "will," "intend," "expect,"
"estimate," "continue," "plan," "anticipate," and similar terms and the negative of such terms. Such forward-looking statements may be contained in this prospectus supplement, as well as in the accompanying prospectus. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the conditions in the U.S. and international financial, petroleum and other markets, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.

     Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the "Risk Factors" section of the prospectus accompanying this prospectus supplement. All forward-looking statements contained or incorporated by reference in this prospectus supplement or the accompanying prospectus are made as of the date of this prospectus supplement or the accompanying prospectus, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement.

     Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the "Risk Factors" section of the prospectus accompanying this prospectus supplement as well as in "Auction Risk" and "Existing Holder's
Ability to Resell Auction Rate Securities May Be Limited" in "The Auction"
section of this prospectus supplement. We urge you to review carefully those sections for a more detailed discussion of the risks of an investment in the MMP
Shares.

                                       i

------------------------------------------------------------------------------------------------------------------------------
                          PROSPECTUS SUPPLEMENT SUMMARY

     This summary contains basic information about us but does not contain all of the information that is important to your investment decision. You should read this summary together with the more detailed information contained elsewhere in this prospectus supplement and accompanying prospectus and in the statement of additional information, especially the information set forth under the heading "Risk Factors" beginning on page __ of the accompanying prospectus..

The Company..........................................    We are a non-diversified, closed-end management investment company.  Our investment objective is to seek a high level of total return with an emphasis on current distributions to stockholders.
                                                         For purposes of our investment objective, total return includes capital appreciation of, and all distributions received from, securities in which we invest regardless of the tax character of the distributions.  We seek to provide our stockholders with an efficient vehicle to invest in a portfolio consisting primarily of
                                                         MLPs and their affiliates in the energy infrastructure sector.  Our fiscal year ends on November 30.

                                                         We commenced operations in May 2005 following our initial public offering. As of the date of this prospectus, we have one series of
                                                         Money Market Cumulative Preferred (MMP(R)) Shares ("MMP Shares")
                                                         outstanding, two series of Auction Rate Senior Notes ("Tortoise
                                                         Notes") outstanding, and have entered into an unsecured revolving credit facility.

Our Advisor..........................................    We are managed by Tortoise Capital Advisors, L.L.C. (the
                                                         "Advisor"), a registered investment advisor specializing in managing portfolios of MLPs and other energy infrastructure companies.  As of ____________, 200__, our Advisor managed investments of approximately $____ billion in the energy
                                                         infrastructure sector, including the assets of three other publicly traded closed-end management investment companies focused on the energy infrastructure sector. Our Advisor's aggregate managed capital is among the largest of investment advisors managing closed-end management investment companies focused on the energy infrastructure sector. Our Advisor created the first publicly traded closed-end management investment company focused primarily on investing in MLPs in the energy infrastructure sector, Tortoise
                                                         Energy Infrastructure Corporation ("TYG"). Our Advisor also manages
                                                         Tortoise North American Energy Corporation ("TYN"), a publicly traded closed-end management investment company focused primarily on investing in publicly traded Canadian royalty trusts and income trusts and publicly traded United States MLPs, and Tortoise Capital
                                                         Resources Corporation ("TTO"), a non-diversified closed-end management investment company focused primarily on investments in privately-held and micro-cap public companies in the U.S. energy infrastructure sector that has elected to be regulated as a business development company ("BDC") under the Investment Company
                                                         Act of 1940, as amended (the "1940 Act").  Our Advisor's investment committee is comprised of five portfolio managers.

                                                         The principal business address of our Advisor is 10801 Mastin
                                                         Boulevard, Suite 222, Overland Park, Kansas 66210.

                                                             S-1

The Offering

     MMP Shares offered by us........................    _______ Series ___ MMP Shares, $______ liquidation preference per share ($_______ aggregate liquidation preference).  The Series __
                                                         MMP Shares are being offered by _______________ and __________, as underwriters.  See "Underwriting."

     Use of proceeds.................................     We estimate that our net proceeds from this offering will be approximately $__ million.  We intend to use these net proceeds to:
                                                          o   retire short-term debt of approximately $__ million; and
                                                          o   fund investments in energy infrastructure companies in
                                                              accordance with our investment objective and policies and for temporary working capital needs.

     Auction Agent...................................     The Bank of New York

     Broker Dealer(s)................................     [Broker-Dealer(s)]

     Risk factors....................................     See "Risk Factors" and other information included in the
                                                          accompanying prospectus, as well as "Auction Risk" and "Existing
                                                          Holder's Ability to Resell Auction Rate Securities May Be Limited"
                                                          under "The Auction" in this prospectus supplement, for a
                                                          discussion of factors you should carefully consider before deciding to invest in the MMP Shares.

-----------------------------------------------------------------------------------------------------------------------------

                                                             S-2

                                 USE OF PROCEEDS

     The net proceeds of the offering of Series __ MMP Shares will be approximately $_________, after payment of the underwriters' discounts and commissions and estimated offering costs.

     We intend to use a portion of the net proceeds of this offering to retire short-term debt of approximately $__ million under our unsecured credit facility. Outstanding balances under the credit facility accrue interest at a variable annual rate equal to the one-month LIBOR rate plus .75%. As of the date of this prospectus supplement, the current rate is __%. The credit facility remains in effect through _______, 200__, and we may draw on the facility from time to time in accordance with our investment policies. We will use the remaining net proceeds of this offering to fund investments in accordance with our investment objective and policies as described under "Investment Objective and Principal Investment Strategies" in the accompanying prospectus and for temporary working capital needs. We expect to be fully invested within approximately three months of receipt of such proceeds. Pending such investment, we anticipate that we will invest the proceeds in securities issued by the U.S.
government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations.

                                 CAPITALIZATION

     The following table sets forth our capitalization as of _____________,
20__, and as adjusted to give effect to the issuance of the Series __ MMP Shares offered hereby. As indicated below, common stockholders will bear the offering costs associated with this offering.

                                                                            Actual               As Adjusted
                                                                            ------               -----------
                                                                                     (Unaudited)
Short-Term Debt:
   Unsecured revolving credit facility: $__________ available .

Long-Term Debt:
   Tortoise Notes, denominations of $25,000 or any multiple           $                       $
   thereof(1)

Preferred Stock Outstanding:
   MMP Shares, $.001 par value per share, $25,000 stated value per share at liquidation; 10,000,000 shares authorized _____ shares
   issued and ____ shares issued, as adjusted, respectively(1)        $                       $

Common Stockholders' Equity:

   Common Stock, $.001 par value per share; 100,000,000 shares
   authorized; _______ shares issued and outstanding(1)               $                       $
   Additional paid-in capital                                         $         (2)           $        (3)

   Accumulated net investment loss, net of deferred tax benefit       $                       $
   Undistributed net realized gain, net of deferred tax expense       $                       $
   Net unrealized gain on investments and interest rate swap
   contracts, net of deferred tax expense                             $                       $
   Net assets applicable to common stock                              $                       $
--------------------------------------------------------------------- ------------------- --- ------------------

------------

1    None of these outstanding shares/notes are held by us or for our account.

2    Reflects return of capital distributions to common stockholders and dividends to preferred stockholders in the aggregate of approximately $__
     million.

3    As adjusted, additional paid-in capital reflects the proceeds of all issuances of the common stock ($___________) less $0.001 par value per share of common stock ($_______) and the offering costs related to

                                      S-3

     the issuance of common stock in the amount of $______ per share of common stock ($_______), less return of capital distributions to common stockholders and dividends to preferred stockholders in the aggregate of approximately $___ million, less the offering costs related to the prior issuances of preferred stock and less the estimated offering costs related to preferred stock for this offering in the amount of $________.

                           ASSET COVERAGE REQUIREMENTS

     The 1940 Act and each Rating Agency imposes asset coverage requirements which may limit our ability to engage in certain types of transactions and may limit our ability to take certain actions without confirming with each Rating
Agency that such action will not impair the ratings.

     We are required to satisfy two separate asset maintenance requirements with respect to outstanding MMP Shares: (1) we must maintain assets in our portfolio that have a value, discounted in accordance with guidelines set forth by each
Rating Agency, at least equal to 115% of the aggregate liquidation preference of the MMP Shares plus specified liabilities, payment obligations and other amounts
(the "MMP Shares Basic Maintenance Amount"); and (2) we must satisfy the 1940
Act asset coverage requirements (the "1940 Act MMP Shares Asset Coverage").

     The MMP Shares Basic Maintenance Amount is defined in the Rating Agency
Guidelines. Each Rating Agency may amend the definition of MMP Shares Basic
Maintenance Amount from time to time.

     With respect to the 1940 Act MMP Shares Asset Coverage requirement, we are required to maintain, with respect to outstanding MMP Shares, asset coverage of at least 200%. We estimate that based on the composition of our portfolio as of
_______, 20__, assuming the issuance of all Series __ MMP Shares offered hereby, and giving effect to the deduction of the sales load and estimated offering costs related thereto estimated at $_____________, the 1940 Act MMP Shares Asset
Coverage would be:

         Value of Company assets less all liabilities and
         indebtedness not represented by senior securities  =  $___________ = ______%

         Senior securities representing indebtedness, plus
         aggregate liquidation preference of MMP Shares

     A copy of the current Rating Agency Guidelines will be provided to any holder of MMP Shares promptly upon written request by such holder to the Company at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210. See "Rating
Agency Guidelines" in the accompanying prospectus for a more detailed description of our asset maintenance requirements.

             DESCRIPTION OF MONEY MARKET CUMULATIVE PREFERRED SHARES

     The following is a brief description of the terms of the MMP Shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of the Money Market
Cumulative Preferred Shares in the Articles Supplementary, a form of which is attached as Appendix B to the statement of additional information.

General

     Our Charter authorizes the issuance of up to 10,000,000 shares of preferred stock, par value $0.001 per share, with preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption as determined by the Board of Directors without the approval of common stockholders. In addition, the Board of Directors, without any action by our stockholders, may amend our Charter to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series of stock that we have authority to issue. The MMP
Shares have a liquidation preference of

                                      S-4

$_____ per share, plus all accumulated but unpaid dividends (whether or not earned or declared) to the date of final distribution. The Series __ MMP Shares when issued and sold through this offering (1) will be fully paid and non-assessable, (2) will not be convertible into shares of our common stock or other stock, (3) will have no preemptive rights, and (4) will not be subject to any sinking fund. The MMP Shares will be subject to optional and mandatory redemption as described below under "--Redemption."

     Holders of MMP Shares will not receive certificates representing their ownership interest in such shares. The Depository Trust Company ("DTC") will initially act as Securities Depository for the Agent Members with respect to the
MMP Shares.

     In addition to serving as the Auction Agent in connection with the Auction
Procedures described below, the Auction Agent will act as the transfer agent, registrar, and paying agent for the MMP Shares. Furthermore, the Auction Agent will send notices to holders of MMP Shares of any meeting at which holders of
MMP Shares have the right to vote. See "Description of Securities--Preferred
Stock--Voting Rights" in the prospectus. However, the Auction Agent generally will serve merely as our agent, acting in accordance with our instructions.

     Except in an Auction, we will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any MMP Share, so long as we are current in the payment of dividends on the MMP Shares and on any of our other shares ranking on a parity with the MMP Shares with respect to the payment of dividends or upon liquidation.

Dividends and Dividend Periods

     General. Holders of MMP Shares will be entitled to receive cash dividends, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor, on the initial Dividend Payment Date with respect to the initial Dividend Period and, thereafter, on each Dividend Payment
Date with respect to a subsequent Dividend Period (generally a period of
__________ (__) days, subject to certain exceptions) at the rate per annum equal to the Applicable Rate for each Dividend Period. Dividends so declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on our common stock. Dividends shall be treated for federal income tax purposes as payable from our earnings and profits allocable to the
MMP Shares. Because of our emphasis on investments in MLPs, there is a possibility that dividends on MMP Shares may not be derived entirely from earnings and profits. In such a case, dividends would be paid from cash flow in excess of such earnings and profits and would be treated as return of capital, to the extent of an investor's adjusted tax basis in the MMP Shares, and thereafter as capital gain. See "Certain Federal Income Tax Matters" in the prospectus.

     On the Business Day next preceding each Dividend Payment Date, we are required to deposit with the Paying Agent sufficient funds for the payment of dividends. We do not intend to establish any reserves for the payment of dividends.

     All moneys paid to the Paying Agent for the payment of dividends shall be held in trust for the payment of such dividends to each Holder. Each dividend will be paid by the Paying Agent to the Holders as their names appear on our share ledger or share records, which Holder(s) is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the Beneficial Owners in accordance with the Securities
Depository's normal procedures. The Securities Depository's current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents. The Agent Member of a Beneficial Owner will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such Beneficial Owner in accordance with the instructions of such beneficial owner.

     Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the
Holder(s) as its name appears on our share ledger or share records on such date, not exceeding fifteen (15) days preceding the payment date thereof, as may be fixed by the Board of Directors. Any dividend payment shall first be credited against the earliest accumulated but unpaid dividends. No interest will be payable in respect of any dividend payment or payments which may be in arrears.
See "--Default Period" below.

                                      S-5

     The amount of dividends per share payable (if declared) on each Dividend
Payment Date of each Dividend Period (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend
Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such share was outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360, multiplying the amount so obtained by
$_______ per share, and rounding the amount so obtained to the nearest cent.

     Determination of Dividend Rate. The dividend rate for the initial Dividend
Period (i.e., the period from and including the Original Issue Date to and including the initial Auction Date) and the initial Auction Date are set forth on the cover page of this prospectus supplement. For each subsequent Dividend
Period, subject to certain exceptions, the dividend rate will be the Applicable
Rate that the Auction Agent advises us has resulted from an Auction.

     The initial Dividend Period for the Series __ MMP Shares shall be
__________ (__) days. Dividend Periods after the initial Dividend Period shall either be Standard Dividend Periods or, subject to certain conditions and with notice to Holders, Special Dividend Periods.

     A Special Dividend Period will not be effective unless, among other things,
Sufficient Clearing Bids exist at the Auction in respect of such Special
Dividend Period (that is, in general, the number of shares subject to Buy Orders by Potential Holders is at least equal to the number of shares subject to Sell
Orders by Existing Holders).

     Dividends will accumulate at the Applicable Rate from the Original Issue
Date and shall be payable on each subsequent Dividend Payment Date. For Dividend
Periods of less than 30 days, Dividend Payment Dates shall occur on the first
Business Day following the last day of such Dividend Period and, if greater than
30 days, then on a monthly basis on the first Business Day of each month within such Dividend Period and on the Business Day following the last day of such
Dividend Period. Dividends will be paid through the Securities Depository on each Dividend Payment Date.

     Except during a Default Period as described below, the Applicable Rate resulting from an Auction will not be greater than the Maximum Rate, which is equal to the Applicable Percentage of the Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers. The Applicable Percentage will be determined based on the lower of the credit ratings assigned on that date to that series of MMP Shares by Moody's and Fitch, as follows:

               Moody's                                    Fitch
            Credit Rating                             Credit Rating                       Applicable Percentage
--------------------------------------    --------------------------------------    ----------------------------------

     The Reference Rate is the greater of (1) the applicable AA Composite
Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more), or
(2) the applicable LIBOR. For Standard Dividend Periods or less only, the
Applicable Rate resulting from an Auction will not be less than the Minimum
Rate, which is 70% of the applicable AA Composite Commercial Paper Rate. No
Minimum Rate is specified for Auctions with respect to Dividend Periods of more than the Standard Dividend Period.

     The Maximum Rate for the MMP Shares will apply automatically following an
Auction for such shares in which Sufficient Clearing Bids have not been made
(other than because all shares of MMP Shares were subject to

                                      S-6

Submitted Hold Orders). If an Auction for any Dividend Period is not held for any reason, including because there is no Auction Agent or Broker-Dealer, then the Applicable Rate on the MMP Shares for any such Dividend Period shall be the
Maximum Rate (except for circumstances in which the Dividend Rate is the Default
Rate, as described below).

     The All Hold Rate will apply automatically following an Auction in which all of the outstanding shares are subject to (or are deemed to be subject to)
Submitted Hold Orders. The All Hold Rate is 80% of the applicable AA Composite
Commercial Paper Rate.

     Prior to each Auction, Broker-Dealers will notify Holders of the term of the next succeeding Dividend Period as soon as practicable after the
Broker-Dealers have been so advised by us. After each Auction, on the Auction
Date, Broker-Dealers will notify Holders of the Applicable Rate for the next succeeding Dividend Period and of the Auction Date of the next succeeding
Auction.

     Designation of Dividend Period. We will designate the duration of Dividend
Periods of MMP Shares; provided, however, that no such designation is necessary for a Standard Dividend Period and that any designation of a Special Dividend
Period shall be effective only if (1) notice thereof shall have been given as provided herein, (2) any failure to pay in the timely manner to the Auction
Agent the full amount of any dividend on, or the redemption price of, MMP Shares shall have been cured as set forth under "--Default Period," (3) Sufficient
Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period,
(4) if we shall have mailed a notice of redemption with respect to any shares, as described under "--Redemption" below, the Redemption Price with respect to such shares shall have been deposited with the Paying Agent, and (5) in the case of the designation of a Special Dividend Period, we have confirmed that, as of the Auction Date next preceding the first day of such Special Dividend Period, we have Eligible Assets with an aggregate Discounted Value at least equal to the
MMP Shares Basic Maintenance Amount (as defined above) and have consulted with the Broker-Dealers and has provided notice and a MMP Shares Basic Maintenance
Report to each Rating Agency which is then rating the MMP Shares and so requires.

     Designation of a Special Dividend Period. If we propose to designate any
Special Dividend Period, not fewer than seven (or two Business Days in the event the duration of the Dividend Period prior to such Special Dividend Period is fewer than eight days) nor more than thirty (30) Business Days prior to the first day of such Special Dividend Period, notice shall be (1) made by press release and (2) communicated by us by telephonic or other means to the Auction
Agent and confirmed in writing promptly thereafter. Each such notice shall state
(A) that we propose to exercise our option to designate a succeeding Special
Dividend Period, specifying the first and last days thereof and (B) that we will, by 3:00 p.m. New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) our determination, subject to certain conditions, to proceed with such Special Dividend Period, subject to the terms of any Specific Redemption Provisions, or (y) our determination not to proceed with such Special Dividend Period in which latter event the succeeding Dividend Period shall be a Standard Dividend Period.

     No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the
Company will deliver to the Auction Agent, who will promptly deliver to the
Broker-Dealers and Existing Holders, either:

     (1) a notice stating (A) that we have determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions;
or

     (2) a notice stating that we have determined not to exercise our option to designate a Special Dividend Period.

     If we fail to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or are unable to make the confirmation described above by 3:00 p.m., New York City time, on the second
Business Day next preceding the first day of such proposed Special Dividend
Period, we shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (2) above, thereby resulting in a Standard Dividend Period.

                                      S-7

     Default Period. Subject to cure provisions, a "Default Period" with respect to the MMP Shares will commence on any date on which, when required to do so, we fail to deposit irrevocably in trust in same-day funds, with the Paying Agent by
12:00 noon, New York City time, (A) the full amount of any declared dividend payable on the Dividend Payment Date (a "Dividend Default") or (B) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a "Redemption Default", and
together with a Dividend Default, hereinafter referred to as "Default").

     Subject to cure provisions, a Default Period with respect to a Dividend
Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price, respectively, shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the
Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period.

     No Auction shall be held during a Default Period. No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to our willful failure) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Dividend Payment Date or Redemption
Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360. The Default Rate shall be equal to the Reference Rate multiplied by three.

Redemption

     Optional Redemption. To the extent permitted under the 1940 Act and
Maryland law, we may, at our option, redeem MMP Shares having a Dividend Period of one year or less, in whole or in part, out of funds legally available therefor, on any Dividend Payment Date upon not less than 15 calendar days' and not more than 40 calendar days' prior notice. This optional redemption is not available during the initial Dividend Period or during other limited circumstances. The optional redemption price per share shall be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. MMP Shares having a
Dividend Period of more than one year are redeemable at our option, in whole or in part, out of funds legally available therefor, prior to the end of the relevant Dividend Period, upon not less than 15 calendar days, and not more than
40 calendar days, prior notice, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums in the sole discretion of the Board of Directors. We shall not effect any optional redemption unless after giving effect thereto (1) we have available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of MMP Shares by reason of the redemption of
MMP Shares on such date fixed for the redemption, and (2) we would have Eligible
Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic
Maintenance Amount.

     We also reserve the right to repurchase MMP Shares in market or other transactions from time to time in accordance with applicable law and at a price that may be more or less than the liquidation preference of the MMP Shares, but are under no obligation to do so.

     Mandatory Redemption. If we fail to maintain Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance
Amount as of any Valuation  Date or the 1940 Act MMP Shares Asset Coverage as of
the last  Business  Day of any month,  and such  failure is not cured within ten
Business  Days  following  such  Valuation  Date,  in the case of a  failure  to maintain the MMP Shares Basic Maintenance Amount, or by the last Business Day of the  following  month,  in the case of a failure  to  maintain  the 1940 Act MMP
Shares Asset Coverage (each an "Asset Coverage Cure Date"),  the MMP Shares will be subject to mandatory redemption out of funds legally available therefor.  See
"Rating Agency Guidelines" in the accompanying prospectus.

     The number of MMP Shares to be redeemed under these circumstances will be equal to the lesser of (1) the minimum number of MMP Shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in our having sufficient
Eligible Assets

                                      S-8

to restore the MMP Shares Basic Maintenance Amount or sufficient to satisfy the
1940 Act MMP Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all MMP Shares then outstanding will be redeemed), and (2) the maximum number of MMP Shares that can be redeemed out of funds expected to be available therefor on the
Mandatory Redemption Date (as defined below) at the Mandatory Redemption Price
(as defined below).

     We shall allocate the number of shares required to be redeemed to satisfy the MMP Shares Basic Maintenance Amount or the 1940 Act MMP Shares Asset
Coverage, as the case may be, pro rata among the Holders of MMP Shares in proportion to the number of shares they hold, by lot or by such other method as we shall deem fair and equitable, subject to any mandatory redemption provisions.

     We are required to effect such a mandatory redemption not later than 40 days after the Asset Coverage Cure Date (the "Mandatory Redemption Date"),
except that if we do not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, all of the required number of MMP
Shares that are subject to mandatory redemption, or we otherwise are unable to effect such redemption on or prior to such Mandatory Redemption Date, we will redeem those MMP Shares on the earliest practicable date on which we will have such funds available, upon notice to record owners of shares of MMP Shares and the Paying Agent. Our ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law.

     The redemption price per share in the event of any mandatory redemption will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, plus (in the case of a Dividend Period of more than one year only) a redemption premium, if any, determined by the Board of Directors in its sole discretion after consultation with the Broker-Dealers and set forth in any applicable
Specific Redemption Provisions (the "Mandatory Redemption Price").

     Redemption Procedure. Pursuant to Rule 23c-2 under the 1940 Act, we will file a notice of our intention to redeem with the SEC so as to provide at least the minimum notice required by such Rule or any successor provision (notice currently must be filed with the SEC generally at least 30 days prior to the redemption date). We shall deliver a notice of redemption to the Auction Agent containing the information described below one Business Day prior to the giving of notice to Holders in the case of an optional redemption and on or prior to the 30th day preceding the Mandatory Redemption Date in the case of a mandatory redemption. The Auction Agent will use its reasonable efforts to provide notice to each Holder of MMP Shares called for redemption by electronic means not later than the close of business on the Business Day immediately following the day on which the Auction Agent determines the shares to be redeemed (or, during a
Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives notice of redemption from us). Such notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the redemption date by providing the notice to each Holder of shares of MMP Shares called for redemption, the Paying Agent (if different from the
Auction Agent) and the Securities Depository ("Notice of Redemption"). Notice of
Redemption will be addressed to the registered owners of the MMP Shares at their addresses appearing on our share records. Such notice will set forth (1) the redemption date, (2) the number and identity of MMP Shares to be redeemed, (3)
the redemption price (specifying the amount of accumulated dividends to be included therein and the amount of the redemption premium, if any), (4) that dividends on the shares to be redeemed will cease to accumulate on such redemption date, and (5) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

     If fewer than all of the shares of MMP Shares are redeemed on any date, the shares to be redeemed on such date will be selected by us on a pro rata basis in proportion to the number of shares held by such Holder, by lot or by such other method as is determined by us to be fair and equitable, subject to the terms of any Specific Redemption Provisions. MMP Shares may be subject to mandatory redemption notwithstanding the terms of any Specific Redemption Provisions. The
Auction Agent will give notice to the Securities Depository, whose nominee will be the record Holder of all of the MMP Shares, and the Securities Depository
will determine the number of shares to be redeemed from the account of the Agent
Member of each Beneficial Owner. Each Agent Member will determine the number of shares to be redeemed from the account of each Beneficial Owner for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some Beneficial Owners without selecting for

                                      S-9

redemption any shares from the accounts of other Beneficial Owners. In this case, in selecting the MMP Shares to be redeemed, the Agent Member will select by lot or by other fair and equitable method. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record Holder of all of the shares, the particular shares to be redeemed shall be selected by us by lot, on a pro rata basis or by such other method as we shall deem fair and equitable, as contemplated above.

     If Notice of Redemption has been given, then upon the deposit of funds sufficient to effect such redemption, dividends on such shares will cease to accumulate and such shares will be no longer deemed to be outstanding for any purpose and all rights of the Holders of the shares so called for redemption will cease and terminate, except the right of the Holders of such shares to receive the redemption price, but without any interest or additional amount. We shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (1)
the aggregate redemption price of the MMP Shares called for redemption on such date and (2) such other amounts, if any, to which Holders of MMP Shares called for redemption may be entitled. We will be entitled to receive, from time to time, from the Paying Agent the interest, if any, earned on such funds deposited with the Paying Agent and the owners of shares so redeemed will have no claim to any such interest. Any funds so deposited that are unclaimed two years after such redemption date will be paid, to the extent permitted by law, by the Paying
Agent to us upon its request. Subsequent to such payment, Holders of MMP Shares called for redemption may look only to us for payment.

     So long as any MMP Shares are held of record by the nominee of the
Securities Depository, the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities
Depository's normal procedures provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

     Notwithstanding the provisions for redemption described above, no MMP
Shares may be redeemed unless all dividends in arrears on the outstanding MMP
Shares, and all of our shares ranking on a parity with the MMP Shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with our liquidation, in which case all MMP Shares and all shares ranking in parity with the MMP Shares must receive proportionate amounts. At any time we may purchase or acquire all the outstanding MMP Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding MMP Shares.

     Except for the provisions described above, nothing contained in the
Articles Supplementary limits any legal right of ours to purchase or otherwise acquire any MMP Shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any MMP Shares for which Notice of Redemption has been given and we are in compliance with the 1940 Act MMP Shares Asset
Coverage and have Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by us shall be returned to the status of authorized but unissued shares. If fewer than all the outstanding MMP Shares are redeemed or otherwise acquired by us, we shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.

                                   THE AUCTION

Role of Auction Agent

     Articles Supplementary. The Articles Supplementary provide that, except as otherwise described herein, the Applicable Rate for the shares of each series of preferred stock, for each Dividend Period of shares of such series after the initial Dividend Period thereof, shall be equal to the rate per annum that the
Auction Agent advises has resulted on the Business Day preceding the first day of such Subsequent Dividend Period (an "Auction Date") from implementation of the auction procedures (the "Auction Procedures"), in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of such series. Each periodic implementation of the Auction
Procedures is referred to herein as an Auction. See the Articles Supplementary,

                                      S-10

attached as Appendix B to the statement of additional information for a more complete description of the Auction process.

     Auction Agency Agreement. The Auction Agency Agreement with the Auction
Agent (currently, The Bank of New York) (the "Auction Agency Agreement")
provides, among other things, that the Auction Agent will follow the Auction
Procedures for purposes of determining the Applicable Rate for the Series __ MMP
Shares so long as the Applicable Rate for shares is to be based on the results of an Auction. The Auction Agent acts as a non-fiduciary agent for us in connection with Auctions. In the absence of bad faith or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been grossly negligent in ascertaining the pertinent facts.

     The Auction Agent may terminate the Auction Agency Agreement upon notice to us on a date no earlier than 60 days after the notice. If the Auction Agent should resign, we will use our best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. We may remove the Auction Agent provided that prior to such removal we shall have entered into such an agreement with a successor Auction Agent.

Auction Risk

     You may not be able to sell your MMP Shares at an Auction if the Auction fails; that is, if there are more MMP Shares offered for sale than there are buyers for those shares. Also, if you place hold orders (orders to retain MMP
Shares) at an Auction only at a specified rate, and that bid rate exceeds the rate set at the Auction, you will not retain your MMP Shares. Finally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the Auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate.

Auction Procedures

     Beneficial Owners. Prior to the Submission Deadline on each Auction Date for MMP Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares
(a "Beneficial Owner") may submit orders ("Orders") with respect to shares to that Broker-Dealer as follows:

     o    Hold Order - indicating its desire to hold shares without regard to the Applicable Rate for shares for the next Dividend Period thereof.

     o    Bid - indicating its desire to sell shares if the Applicable Rate for shares for the next Dividend Period thereof is less than the rate specified in such Bid (also known as a hold-at-a-rate order).

     o    Sell Order - indicating its desire to sell shares without regard to the Applicable Rate for shares for the next Dividend Period thereof.

     Orders submitted (or the failure to do so) by Beneficial Owners under certain circumstances will have the effects as described below. A Beneficial
Owner of shares that submits a Bid with respect to shares to its Broker-Dealer having a rate higher than the Maximum Rate for shares on the Auction Date therefor will be treated as having submitted a Sell Order with respect to such shares to its Broker-Dealer.

     A Beneficial Owner of shares that fails to submit an Order with respect to such shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such shares to its Broker-Dealer; provided, however, that if a
Beneficial Owner of Series __ MMP Shares fails to submit an Order with respect to such shares to its Broker-Dealer for an Auction relating to a Dividend Period of more than ___________ (__) days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such shares to its Broker-Dealer. A Sell
Order shall constitute an irrevocable offer to sell the MMP Shares subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional MMP Shares is, for purposes of such offer, a Potential Beneficial
Owner as discussed below.

                                      S-11

     Potential Beneficial Owners. A customer of a Broker-Dealer that is not a
Beneficial Owner of MMP Shares but that wishes to purchase shares, or that is a
Beneficial Owner of shares that wishes to purchase additional shares (in each case, a "Potential Beneficial Owner"), may submit Bids to its Broker-Dealer in which it offers to purchase shares at $25,000 per share if the Applicable Rate for shares for the next Dividend Period thereof is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner of shares specifying a rate higher than the Maximum Rate for shares on the Auction Date therefore will not be accepted.

     The Auction Process. Each Broker-Dealer in turn will submit the Orders of its respective customers who are Beneficial Owners and Potential Beneficial
Owners to the Auction Agent, designating itself (unless otherwise permitted by
us) as an Existing Holder in respect of MMP Shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and a Potential Holder in respect of MMP Shares subject to Orders submitted to them by Potential
Beneficial Owners. However, neither we nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly,
any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of MMP Shares held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its
Broker-Dealer an Order in respect of MMP Shares held by it. A Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing
Holder or Potential Holder, provided it is not an affiliate of ours.

     If Sufficient Clearing Bids for MMP Shares exist (that is, the number of shares subject to Bids submitted or deemed submitted to the Auction Agent by
Broker-Dealers as or on behalf of Potential Holders with rates between the
Minimum Rate and the Maximum Rate for shares is at least equal to the number of shares subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders), the Applicable Rate for shares for the next succeeding Dividend Period thereof will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and
Potential Holders, would result in Existing Holders and Potential Holders owning the shares available for purchase in the Auction (such rate, the "Winning Bid
Rate"). If Sufficient Clearing Bids for MMP Shares do not exist, the Applicable
Rate for shares for the next succeeding Dividend Period thereof will be the
Maximum Rate for shares on the Auction Date therefor. In such event, Beneficial
Owners of shares that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all shares subject to such Sell Orders.
In any particular Auction, if all outstanding MMP Shares are the subject of
Submitted Hold Orders, the Applicable Rate for such shares for the next succeeding Auction Period will be the All Hold Rate (such a situation is called an "All Hold Auction").

     The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of MMP Shares that is fewer than the number of shares specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as
Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.

     Settlement of purchases and sales will be made on the next Business Day
(also a Dividend Payment Date) after the Auction Date through the Securities
Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent
Members. The Securities Depository will make payment to the sellers' Agent
Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

                                      S-12

Certain Considerations Affecting Auction Rate Securities

     Role of Broker-Dealer. [Broker-Dealer] (the "Broker-Dealer") has been appointed by the issuers or obligors of various auction rate securities to serve as a dealer in the auctions for those securities and is paid by the issuers or obligors for its services. [Broker-Dealer] receives broker-dealer fees from such issuers or obligors at an agreed upon annual rate that is applied to the principal amount of securities sold or successfully placed through them in such auctions.

     A Broker-Dealer is designated in the Broker-Dealer Agreement as the
Broker-Dealer to contact Existing Holders and Potential Holders and solicit Bids for the MMP Shares. The Broker-Dealer will receive Broker-Dealer Fees from us with respect to the MMP Shares sold or successfully placed through it in
Auctions. The Broker-Dealer may share a portion of such fees with other dealers that submit Orders through it that are filled in the Auction.

     Bidding by Broker-Dealer. The Broker-Dealer is permitted, but not obligated, to submit Orders in Auctions for its own account either as a buyer or seller and routinely does so in the auction rate securities market in its sole discretion. If the Broker-Dealer submits an Order for its own account, it would have an advantage over other Potential Beneficial Owners because the
Broker-Dealer would have knowledge of the other Orders placed through it in that
Auction and thus, could determine the rate and size of its Order so as to increase the likelihood that (i) its Order will be accepted in the Auction and
(ii) the Auction will clear at a particular rate. For this reason, and because the Broker-Dealer is appointed and paid by us to serve as a Broker-Dealer in the
Auction, the Broker-Dealer's interests in serving as Broker-Dealer in an Auction may differ from those of Existing Holders and Potential Holders who participate in Auctions. See "Role of Broker-Dealer." The Broker-Dealer would not have knowledge of Orders submitted to the Auction Agent by any other firm that is, or may in the future be, appointed to accept Orders pursuant to a Broker-Dealer
Agreement.

     Where the Broker-Dealer is the only Broker-Dealer appointed by us to serve as Broker-Dealer in the Auction, and as long as that remains the case, it will be the only Broker-Dealer that submits Orders to the Auction Agent in that
Auction. As a result, in such circumstances, the Broker-Dealer may discern the clearing rate before the Orders are submitted to the Auction Agent and set the clearing rate with its Order.

     The Broker-Dealer may place one or more Bids in an Auction for its own account to acquire securities for its inventory, to prevent an Auction Failure or to prevent Auctions from clearing at a rate that the Broker-Dealer believes does not reflect the market for the MMP Shares. The Broker-Dealer may place such
Bids even after obtaining knowledge of some or all of the other Orders submitted through it. When bidding in an Auction for its own account, the Broker-Dealer also may Bid inside or outside the range of rates that it posts in its Price
Talk (as defined herein). See "--Price Talk."

     The Broker-Dealer also may encourage bidding by others in Auctions, including to prevent an Auction Failure or to prevent an Auction from clearing at a rate that the Broker-Dealer believes does not reflect the market for the
MMP Shares. The Broker-Dealer may encourage such Bids even after obtaining knowledge of some or all of the other Orders submitted through it.

     Bids by the Broker-Dealer or by those it may encourage to place Bids are likely to affect (i) the Applicable Rate - including preventing the Applicable
Rate from being set at the Maximum Rate or otherwise causing Potential
Beneficial Owners to receive a lower rate than they might have received had the
Broker-Dealer not Bid (or not encouraged others to Bid) and (ii) the allocation of the MMP Shares being auctioned, including displacing some Potential
Beneficial Owners who may have their Bids rejected or receive fewer MMP Shares than they would have received if the Broker-Dealer had not Bid (or encouraged others to Bid). Because of these practices, the fact that an Auction clears successfully does not mean that an investment in the MMP Shares involves no significant liquidity or credit risk. The Broker-Dealer is not obligated to continue to place such Bids (or to continue to encourage other Bidders to do so)
in any particular Auction to prevent an Auction Failure or an Auction from clearing at a rate the Broker-Dealer believes does not reflect the market for the MMP Shares. Investors should not assume that the Broker-Dealer will place
Bids or encourage others to do so or that Auction Failures will not occur.
Investors should also be aware that Bids by the Broker-Dealer (or by those it may encourage to place Bids) may cause lower Applicable Rates to occur.

                                      S-13

     The statements herein regarding Bidding by a Broker-Dealer apply only to a
Broker-Dealer's auction desk and any other business units of the Broker-Dealer that are not separated from the auction desk by an information barrier designed to limit inappropriate dissemination of bidding information.

     In any particular Auction, if all outstanding Series __ MMP Shares are the subject of Submitted Hold Orders, the Applicable Rate for the next succeeding
Auction Period will be the All Hold Rate (such a situation is called an "All
Hold Auction"). If the Broker-Dealer holds any MMP Shares for its own account on an Auction Date, it is the Broker-Dealer's practice to submit a Sell Order into the Auction with respect to such shares, which would prevent that Auction from being an All Hold Auction. The Broker-Dealer may, but is not obligated to, submit Bids for its own account in that same Auction, as set forth above.

     Price Talk. Before the start of an Auction, the Broker-Dealer, in its discretion, may make available to its customers who are Existing Holders and
Potential Holders the Broker-Dealer's good faith judgment of the range of likely clearing rates for the Auction based on market and other information. This is known as "Price Talk." Price Talk is not a guaranty that the Applicable Rate established through the Auction will be within the Price Talk, and Existing
Holders and Potential Holders are free to use it or ignore it. The Broker-Dealer occasionally may update and change the Price Talk based on changes in our credit quality or macroeconomic factors that are likely to result in a change in interest rate levels, such as an announcement by the Federal Reserve Board of a change in the Federal Funds rate or an announcement by the Bureau of Labor
Statistics of unemployment numbers. Potential Holders should confirm with the
Broker-Dealer the manner by which the Broker-Dealer will communicate Price Talk and any changes to Price Talk.

     "All-or-Nothing" Bids. The Broker-Dealer will not accept "all-or-nothing"
Bids (i.e., Bids whereby the bidder proposes to reject an allocation smaller than the entire quantity Bid) or any other type of Bid that allows the bidder to avoid Auction Procedures that require the pro rata allocation of MMP Shares of a series where there are not sufficient Sell Orders to fill all Bids at the
Winning Bid Rate.

     No Assurances Regarding Auction Outcomes. The Broker-Dealer provides no assurance as to the outcome of any Auction. The Broker-Dealer also does not provide any assurance that any Bid will be successful, in whole or in part, or that the Auction will clear at a rate that a bidder considers acceptable. Bids may be only partially filled, or not filled at all, and the Applicable Rate on any MMP Shares purchased or retained in the Auction may be lower than the market rate for similar investments.

     The Broker-Dealer will not agree before an Auction to buy MMP Shares of any series from, or sell MMP Shares of any series to, a customer after the Auction.

     Deadlines. Each particular Auction has a formal deadline by which all Bids must be submitted by the Broker-Dealer to the Auction Agent. This deadline is called the "Submission Deadline." To provide sufficient time to process and submit customer Bids to the Auction Agent before the Submission Deadline, the
Broker-Dealer imposes an earlier deadline, called the "Internal Submission
Deadline," by which bidders must submit Bids to the Broker-Dealer. The Internal
Submission Deadline is subject to change by the Broker-Dealer. Potential Owners should consult with the Broker-Dealer as to its Internal Submission Deadline.
The Broker-Dealer may allow for correction of clerical errors after the Internal
Submission Deadline and prior to the Submission Deadline. The Broker-Dealer may submit Bids for its own account at any time until the Submission Deadline. The
Auction Procedures provide that for a period of up to one hour after the Auction
Agent completes the dissemination of the results of an Auction, new Orders can be submitted to the Auction Agent if such Orders were received by the
Broker-Dealer or generated by the Broker-Dealer for its own account prior to the
Submission Deadline and the failure to submit such Orders prior to the
Submission Deadline was the result of force majeure, a technological failure or a clerical error. In addition a Broker-Dealer may modify or withdraw an Order submitted to the Auction Agent prior the Submission Deadline if the
Broker-Dealer determines that such Order contained a clerical error. In the event of such a submission, modification or withdrawal the Auction Agent will rerun the Auction, if necessary, taking into account such submission, modification or withdrawal.

                                      S-14

     Existing Holder's Ability to Resell Auction Rate Securities May Be Limited.
An Existing Holder may sell, transfer or dispose of an MMP Share (i) in an
Auction, only pursuant to a Bid or Sell Order in accordance with the Auction
Procedures, or (ii) outside an Auction, only to or through a Broker-Dealer.

     Existing Holders will be able to sell all of the MMP Shares that are the subject of their Submitted Sell Orders only if there are bidders willing to purchase all those shares in the Auction. If Sufficient Clearing Bids have not been made, Existing Holders that have submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, of such shares subject to such Submitted Sell Orders. As discussed above (see "Bidding by
Broker-Dealer"), the Broker-Dealer may submit a Bid in an Auction to avoid an
Auction Failure, but it is not obligated to do so. There may not always be enough bidders to prevent an Auction Failure in the absence of bidding by
Broker-Dealer in the Auction for its own account or encouraging others to Bid.
Therefore, Auction Failures are possible, especially if our credit were to deteriorate, if a market disruption were to occur or if, for any reason, the
Broker-Dealer were unable or unwilling to Bid.

     Between Auctions, there can be no assurance that a secondary market for the
MMP Shares of any series will develop or, if it does develop, that it will provide Existing Holders the ability to resell such shares on the terms or at the times desired by an Existing Holder. The Broker-Dealer, in its own discretion, may decide to buy or sell the MMP Shares in the secondary market for its own account from or to investors at any time and at any price, including at prices equivalent to, below, or above par for such shares. However, the
Broker-Dealer is not obligated to make a market in the MMP Shares and may discontinue trading in such shares without notice for any reason at any time.
Existing Holders who resell between Auctions may receive an amount less than par, depending on market conditions.

     If an Existing Holder purchased an MMP Share through a dealer which is not the Broker-Dealer for the securities, such Existing Holder's ability to sell its security may be affected by the continued ability of its dealer to transact trades for the shares through the Broker-Dealer.

     The ability to resell the MMP Shares will depend on various factors affecting the market for the shares, including news relating to us, the attractiveness of alternative investments, investor demand for short term securities, the perceived risk of owning the shares (whether related to credit, liquidity or any other risk), the tax or accounting treatment accorded the shares (including U.S. generally accepted accounting principles as they apply to the accounting treatment of auction rate securities), reactions of market participants to regulatory actions (such as those described in "Securities and
Exchange Commission Settlements" below) or press reports, financial reporting cycles and market conditions generally. Demand for the MMP Shares may change without warning, and declines in demand may be short-lived or continue for longer periods.

     Resignation of the Broker-Dealer Could Impact the Ability to Hold Auctions.
The Broker-Dealer Agreement provides that the Broker-Dealer thereunder may resign upon five days' notice and does not require, as a condition to the effectiveness of such resignation, that a replacement Broker-Dealer be in place.
For any Auction Period during which there is no duly appointed Broker-Dealer, it will not be possible to hold Auctions for the MMP Shares, with the result that the dividend rate on the MMP Shares will be determined as described in the Articles Supplementary.

     Securities and Exchange Commission Settlements. On May 31, 2006, the U.S.
Securities and Exchange Commission (the "SEC") announced that it had settled its investigation of fifteen firms, including [Broker-Dealer], that participate in the auction rate securities market regarding their respective practices and procedures in this market. The SEC alleged in the settlement that the firms had managed auctions for auction rate securities in which they participated in ways that were not adequately disclosed or that did not conform to disclosed auction procedures. As part of the settlement, [Broker-Dealer] agreed to pay a civil penalty. In addition, [Broker-Dealer], without admitting or denying the SEC's allegations, agreed to provide to customers written descriptions of its material auction practices and procedures, and to implement procedures reasonably designed to detect and prevent any failures by [Broker-Dealer] to conduct the auction process in accordance with disclosed procedures. No assurance can be provided as to how the settlement may affect the market for auction rate securities or the MMP Shares.

     In addition on January 9, 2007, the SEC announced that it had settled its investigation of three banks, including Auction Agent (the "Settling Auction
Agents"), that participate as auction agents in the auction rate

                                      S-15

securities market, regarding their respective practices and procedures in this market. The SEC alleged in the settlement that the Settling Auction Agents allowed broker-dealers in auctions to submit bids or revise bids after the submission deadlines and allowed broker-dealers to intervene in auctions in ways that affected the rates paid on the auction rate securities. As part of the settlement, the Settling Auction Agents agreed to pay civil penalties. In addition, each Settling Auction Agent, without admitting or denying the SEC's allegations, agreed to provide to broker-dealers and issuers written descriptions of its material auction practices and procedures and to implement procedures reasonably designed to detect and prevent any failures by that
Settling Auction Agent to conduct the auction process in accordance with disclosed procedures. No assurance can be offered as to how the settlement may affect the market for auction rate securities or the Tortoise Notes.

                                  UNDERWRITING

                [TO BE ADDED BY UNDERWRITERS AT TIME OF OFFERING]
                       WHERE YOU CAN FIND MORE INFORMATION

     We are subject to the informational requirements of the Securities Exchange
Act of 1934, as amended (the "1934 Act") and the 1940 Act and are required to file reports, including annual and semi-annual reports, proxy statements and other information with the SEC. We voluntarily file quarterly shareholder reports. Our most recent shareholder report filed with the SEC is for the period ended __________, 200__. These documents are available on the SEC's EDGAR system and can be inspected and copied for a fee at the SEC's public reference room,
100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at (202) 551-5850.

     This prospectus supplement and the accompanying prospectus do not contain all of the information in our registration statement, including amendments, exhibits, and schedules. Statements in this prospectus supplement and the accompanying prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

     Additional information about us can be found in our Registration Statement
(including amendments, exhibits, and schedules) on Form N-2 filed with the SEC.
The SEC maintains a web site (http://www.sec.gov) that contains our Registration
Statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

                                  LEGAL MATTERS

     Certain legal matters in connection with the securities offered hereby will be passed upon for us by Blackwell Sanders Peper Martin, L.L.P. ("Blackwell"),
Kansas City, Missouri. Blackwell may rely on the opinion of Venable LLP,
Baltimore, Maryland, on certain matters of Maryland law. Morrison & Foerster
LLP, New York, New York will pass upon certain legal matters for the underwriters.

                                      S-16

             [Unaudited] Financial Statements as of ________, 200__

                                       F1

                                   $----------

                       Tortoise Energy Capital Corporation

            _____ Series __ Money Market Cumulative Preferred Shares
                              --------------------

                              PROSPECTUS SUPPLEMENT

                              ______________, 20__

                              --------------------

                                 [Underwriters]

The information in this prospectus supplement, which relates to an effective
Registration Statement under the Securities Act of 1933, is not complete and may be changed. We may not sell these securities until we deliver a final prospectus supplement. This prospectus supplement and the attached prospectus do not constitute an offer to sell these securities or a solicitation of an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

                 SUBJECT TO COMPLETION, DATED ___________, 2007

FORM OF PROSPECTUS SUPPLEMENT
(To prospectus dated _________, 2007)

                                   $
                                    ----------
                       Tortoise Energy Capital Corporation
                  Auction Rate Senior Notes ("Tortoise Notes")
                     $_________ Series __, due ______, 20__
                              $25,000 Denominations

                                 ---------------

     Tortoise Energy Capital Corporation (the "Company," "we," "us" or "our") is
a nondiversified, closed-end management investment company. Our investment objective is to seek a high level of total return with an emphasis on current distributions to stockholders.

     We are offering an aggregate principal amount of $_________ our Series __
Tortoise Notes in this prospectus supplement. This prospectus supplement is not complete and should be read in conjunction with our prospectus dated __________,
20__ (the "prospectus"), which accompanies this prospectus supplement. This prospectus supplement does not include all information that you should consider before purchasing any Tortoise Notes. You should read this prospectus supplement and our prospectus prior to purchasing any Tortoise Notes.

     The notes offered in this prospectus supplement, together with Series A and
Series B notes currently outstanding, are referred to as "Tortoise Notes."
Individual series of Tortoise Notes are referred to as a "series." Except as otherwise described in this prospectus supplement, the terms of this series and all other series are the same. Capitalized terms used but not defined in this prospectus supplement shall have the meanings given to such terms in Appendix A to the statement of additional information, which is available from us upon request.

     The Tortoise Notes will be issued without coupons in denominations of
$25,000 and any integral multiple thereof. The principal amount of the Series __
Tortoise Notes will be due and payable on _________, 20__ (the "Stated
Maturity"). There is no sinking fund with respect to the Tortoise Notes. The
Tortoise Notes will be our unsecured obligations and, upon our liquidation, dissolution or winding up, will rank: (1) senior to all of our outstanding common stock and any outstanding preferred stock; (2) on a parity with any of our unsecured creditors and any unsecured senior securities representing our indebtedness, including other series of Tortoise Notes; and (3) junior to any of our secured creditors. We may redeem the Tortoise Notes prior to their Stated
Maturity in certain circumstances described in this prospectus supplement.

     Holders of the Tortoise Notes will be entitled to receive cash interest payments at an annual rate that may vary for each rate period. The initial rate period for the Series __ Tortoise Notes is from the issue date through ________,
20__. The interest rate for the initial rate period from and including the issue date through ________, 20__, will be _____% per year for the Series __ Tortoise
Notes. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in this prospectus supplement. Generally, following the initial rate period, each rate period will be _____ (__) days for the Series __ Tortoise Notes.

                                                        (continued on next page)

     The Tortoise Notes will not be listed on any exchange or automated quotation system. Generally, you may only buy and sell Tortoise Notes through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent or in a secondary market that those broker-dealers may maintain. These broker-dealers are not required to maintain a market in the Tortoise Notes, and a secondary market, if one develops, may not provide you with liquidity. See "The Auction--Secondary Market Trading and
Risk."

                                 ---------------

     Investing in Tortoise Notes involves certain risks. See "Risk Factors"
beginning on page ___ of the prospectus and "The Auction--Auction Risk"
beginning on page ___ of this prospectus supplement.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement is truthful or complete. Any representation to the contrary is a criminal offense.

                                 ---------------

                                                      Per $25,000
                                                       Principal
                                                       Amount of
                                                       Tortoise

                                                         Notes          Total
                                                      -----------    -----------

Public offering price................................   $25,000      $
Sales load...........................................                $
Proceeds to us (before expenses)(1)..................                $

------------
(1)  Does not include offering expenses payable by us, estimated to be $______.

     The underwriters expect to deliver the Series __ Tortoise Notes in book-entry form, through the facilities of The Depository Trust Company, to broker-dealers on or about ________, 20__.

                                 ---------------

                                [Underwriter(s)]

                                 ________, 20__

     The offering is conditioned upon the Series __ Tortoise Notes receiving a rating of "Aaa" from Moody's and "AAA" from Fitch.

     This prospectus supplement has been filed with the Securities and Exchange
Commission (the "SEC"). Additional copies of this prospectus supplement, the prospectus or the statement of additional information dated _________, as supplemented from time to time, are available by calling ______________ or by writing to us, or you may obtain copies (and other information regarding us)
from the SEC's web site (http://www.sec.gov). You also may e-mail requests for these documents to the SEC at publicinfo@sec.gov or make a request in writing to the SEC's Public Reference Section, 100 F Street, N.E., Room 1580, Washington,
D.C. 20549.

     This prospectus supplement, which describes the specific terms of this offering, also adds to and updates information contained in the accompanying prospectus and the documents incorporated by reference in the prospectus. The prospectus gives more general information, some of which may not apply to this offering.

     If the description of this offering varies between this prospectus supplement and the accompanying prospectus, you should rely on the information contained in this prospectus supplement; provided that if any statement in one of these documents is inconsistent with a statement in another document having a later date, the statement in the document having the later date modifies or supersedes the earlier statement.

     The Tortoise Notes do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the
Federal Reserve Board or any other government agency.

                              Prospectus Supplement

                                   Prospectus

Prospectus Summary...........................................................
Summary of Company Expenses..................................................
Financial Highlights.........................................................
Senior Securities............................................................
Market and Net Asset Value Information.......................................
Use of Proceeds..............................................................
The Company..................................................................
Investment Objective and Principal Investment Strategies.....................
Leverage.....................................................................
Risk Factors.................................................................
Management of the Company....................................................
Closed-End Company Structure.................................................
Certain Federal Income Tax Matters...........................................
Determination of Net Asset Value.............................................
Automatic Dividend Reinvestment and Cash Purchase Plan.......................
Description of Securities....................................................
Rating Agency Guidelines.....................................................
Certain Provisions in the Company's Charter and Bylaws.......................
Selling Stockholders.........................................................
Plan of Distribution.........................................................
Administrator and Custodian..................................................
Legal Matters................................................................
Available Information........................................................
Table of Contents of the Statement of Additional Information.................

                                -----------------

     You should rely on the information contained in or incorporated by reference in this prospectus supplement in making an investment decision.
Neither we nor the underwriters have authorized anyone to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these notes in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus supplement is accurate only as of the date of this prospectus supplement, and that our business, financial condition and prospects may have changed since this date. We will amend or supplement this prospectus supplement to reflect material changes to the information contained in this prospectus supplement to the extent required by applicable law.

                                       i

             CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

     This prospectus supplement, the accompanying prospectus and the statement of additional information contain "forward-looking statements." Forward-looking statements can be identified by the words "may," "will," "intend," "expect,"
"estimate," "continue," "plan," "anticipate," and similar terms and the negative of such terms. Such forward-looking statements may be contained in this prospectus supplement, as well as in the accompanying prospectus. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the conditions in the U.S. and international financial, petroleum and other markets, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.

     Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the "Risk Factors" section of the prospectus accompanying this prospectus supplement. All forward-looking statements contained or incorporated by reference in this prospectus supplement or the accompanying prospectus are made as of the date of this prospectus supplement or the accompanying prospectus, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement.

     Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the "Risk Factors" section of the prospectus accompanying this prospectus supplement as well as in "Auction Risk" and "Existing Holder's
Ability to Resell Auction Rate Securities May Be Limited" in "The Auction"
section of this prospectus supplement. We urge you to review carefully those sections for a more detailed discussion of the risks of an investment in the
Tortoise Notes.

                                       ii

                          PROSPECTUS SUPPLEMENT SUMMARY

     This summary contains basic information about us but does not contain all of the information that is important to your investment decision. You should read this summary together with the more detailed information contained elsewhere in this prospectus supplement and accompanying prospectus and in the statement of additional information, especially the information set forth under the heading "Risk Factors" beginning on page ___ of the accompanying prospectus.

The Company.........................    We are a non-diversified, closed-end
                                        management investment company. Our
                                        investment objective is to seek a high
                                        level of total return with an emphasis
                                        on current distributions to
                                        stockholders. For purposes of our
                                        investment objective, total return
                                        includes capital appreciation of, and
                                        all distributions received from,
                                        securities in which we invest regardless
                                        of the tax character of the
                                        distributions. We seek to provide our
                                        stockholders with an efficient vehicle
                                        to invest in a portfolio consisting
                                        primarily of MLPs and their affiliates
                                        in the energy infrastructure sector. Our
                                        fiscal year ends on November 30.

                                        We commenced operations in May 2005
                                        following our initial public offering.
                                        As of the date of this prospectus, we
                                        have one series of Money Market
                                        Cumulative Preferred (MMP(R)) Shares
                                        ("MMP Shares") outstanding, two series
                                        of Auction Rate Senior Notes ("Tortoise
                                        Notes") outstanding, and have entered
                                        into an unsecured revolving credit
                                        facility.

Our Advisor.........................    We are managed by Tortoise Capital
                                        Advisors, L.L.C. (the "Advisor"), a
                                        registered investment advisor
                                        specializing in managing portfolios of
                                        MLPs and other energy infrastructure
                                        companies. As of , 200__, our Advisor
                                        managed investments of approximately $
                                        billion in the energy infrastructure
                                        sector, three other publicly traded
                                        closed-end management investment
                                        companies focused on the energy
                                        infrastructure sector. Our Advisor's
                                        aggregate managed capital is among the
                                        largest of investment advisors managing
                                        closed-end management investment
                                        companies focused on the energy
                                        infrastructure sector. Our Advisor
                                        created the first publicly traded
                                        closed-end management investment company
                                        focused primarily on investing in MLPs
                                        in the energy infrastructure sector,
                                        Tortoise Energy Infrastructure
                                        Corporation ("TYG"). Our Advisor also
                                        manages Tortoise North American Energy
                                        Corporation ("TYN"), a publicly traded
                                        closed-end management investment company
                                        focused primarily on investing in
                                        publicly traded Canadian royalty trusts
                                        and income trusts and publicly traded
                                        United States MLPs, and Tortoise Capital
                                        Resources Corporation ("TTO"), a
                                        closed-end management investment company
                                        focused primarily on investments in
                                        privately-held and micro-cap public
                                        companies in the U.S. energy
                                        infrastructure sector that has elected
                                        to be regulated as a business
                                        development company under the Investment
                                        Company Act of 1940 (the "1940 Act").
                                        Our Advisor's investment committee is
                                        comprised of five portfolio managers.

                                        The principal business address of our
                                        Advisor is 10801 Mastin Boulevard, Suite
                                        222, Overland Park, Kansas 66210.

The Offering

                                      S-1

Tortoise Notes offered by us........    $______________ aggregate principal
                                        amount of Series __ Tortoise Notes.
                                        Series __ Tortoise Notes will be sold in
                                        denominations of $25,000 and any
                                        integral multiple thereof. The Series __
                                        Tortoise Notes are being offered by
                                        _______________ and __________, as
                                        underwriters. See "Underwriting."

Use of proceeds.....................    We estimate that our net proceeds from
                                        this offering will be approximately $__
                                        million. We intend to use these net
                                        proceeds to:
                                        o    retire short-term debt of
                                             approximately $__ million; and
                                        o    fund investments in energy
                                             infrastructure companies in
                                             accordance with our investment
                                             objective and policies and for
                                             temporary working capital needs.

Auction Agent.......................    The Bank of New York

Broker Dealer(s)....................    [Broker-Dealer(s)]

Risk factors........................    See "Risk Factors" and other information
                                        included in the accompanying prospectus,
                                        as well as "Auction Risk" and "Existing
                                        Holder's Ability to Resell Auction Rate
                                        Securities May Be Limited" under "The
                                        Auction" in this prospectus supplement,
                                        for a discussion of factors you should
                                        carefully consider before deciding to
                                        invest in the Tortoise Notes.

                                      S-2

                                 USE OF PROCEEDS

     The net proceeds of the offering of Series __ Tortoise Notes will be approximately $_________, after payment of the underwriters' discounts and commissions and estimated offering costs.

     We intend to use a portion of the net proceeds of this offering to retire short-term debt of approximately $__ million under our unsecured credit facility. Outstanding balances under the credit facility accrue interest at a variable annual rate equal to the one-month LIBOR rate plus .75%. As of the date of this prospectus supplement, the current rate is __%. The credit facility remains in effect through _______, 200__, and we may draw on the facility from time to time in accordance with our investment policies. We will use the remaining net proceeds of this offering to fund investments in accordance with our investment objective and policies as described under "Investment Objective and Principal Investment Strategies" in the accompanying prospectus and for temporary working capital needs. We expect to be fully invested within approximately three months of receipt of such proceeds. Pending such investment, we anticipate that we will invest the proceeds in securities issued by the U.S.
government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations.

                                 CAPITALIZATION

     The following table sets forth our capitalization as of _______, 20__, and as adjusted to give effect to the issuance of the Series __ Tortoise Notes offered hereby. As indicated below, common stockholders will bear the offering costs associated with this offering.

                                                    Actual           As Adjusted
                                                    ------           -----------
                                                          (Unaudited)
Short-Term Debt:
   Unsecured revolving credit facility:
   $___________ available                         $                  $
Long-Term Debt:
   Tortoise Notes, denominations of
   $25,000 or any multiple thereof(1)             $                  $

Preferred Stock:
   MMP Shares, $25,000 stated value per share
   at liquidation; 10,000,000 shares authorized
   /______ shares issued(1)                       $                  $

Common Stockholders' Equity:
   Common Stock, $.001 par value per share;
   100,000,000 shares authorized; _______ shares
   outstanding(1)                                 $                  $ (2)
   Additional paid-in capital                     $                  $
   Accumulated net investment loss, net of
   deferred tax benefit                           $                  $
   Accumulated realized gain from investments,
   net of deferred tax expense                    $                  $
   Net unrealized gain on investments             $                  $
   Net assets applicable to common stock          $                  $

------------
(1)  None of these outstanding shares/notes are held by us or for our account.
(2)  The sales load and estimated offering costs of the Series __ Tortoise Notes will be capitalized and amortized over the life of the Series __ Tortoise
     Notes.

                                      S-3

                           ASSET COVERAGE REQUIREMENTS

     The 1940 Act and each Rating Agency imposes asset coverage requirements which may limit our ability to engage in certain types of transactions and may limit our ability to take certain actions without confirming with each Rating
Agency that such action will not impair the ratings.

     We are required to satisfy two separate asset maintenance requirements with respect to outstanding Tortoise Notes: (1) we must maintain assets in our portfolio that have a value, discounted in accordance with guidelines set forth by each Rating Agency, at least equal to 115% of the aggregate principal amount of the Tortoise Notes plus specified liabilities, payment obligations and other amounts (the "Tortoise Notes Basic Maintenance Amount"); and (2) we must satisfy the 1940 Act asset coverage requirements (the "1940 Act Tortoise Notes Asset
Coverage").

     The Tortoise Notes Basic Maintenance Amount is defined in the Rating Agency
Guidelines. Each Rating Agency may amend the definition of Tortoise Notes Basic
Maintenance Amount from time to time.

     With respect to the 1940 Tortoise Notes Asset Coverage requirement, we are required to maintain, with respect to outstanding Tortoise Notes, asset coverage of at least 300%. We estimate that based on the composition of our portfolio as of _______, 20__, assuming the issuance of all Series __ Tortoise Notes offered hereby, the 1940 Act Tortoise Notes Asset Coverage would be:

   Value of Company assets less all liabilities
   and indebtedness not represented by senior securities    =   $        =     %
 ---------------------------------------------------------      --------   ----
   Senior securities representing indebtedness, including
   the aggregate principal amount of Tortoise Notes

     A copy of the current Rating Agency Guidelines will be provided to any holder of Tortoise Notes promptly upon written request by such holder to the
Company at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210. See
"Rating Agency Guidelines" in the accompanying prospectus for a more detailed description of our asset maintenance requirements.

                          DESCRIPTION OF TORTOISE NOTES

     Tortoise Notes of each series will rank on a parity with any other series of Tortoise Notes as to the payment of interest and distribution of assets upon liquidation. All Tortoise Notes rank senior to our common and preferred stock as to the payment of interest and distribution of assets upon liquidation. Under the 1940 Act, we may only issue one class of senior securities representing indebtedness.

     The Series __ Tortoise Notes will be issued pursuant to the Original
Indenture and a Supplement Indenture dated as of ________, 20__ (referred to herein collectively with the Original Indenture as the "Indenture"). The following summaries of certain significant provisions of the Indenture are not complete and are qualified in their entirety by the provisions of the Indenture, a more detailed summary of which is contained in Appendix A to the statement of additional information, which is on file with the SEC.

General

     The Board of Directors has authorized us to issue the Series __ Tortoise
Notes representing indebtedness pursuant to the terms of the Indenture.
Currently, the Indenture provides for the issuance of up to $_________ aggregate principal amount of Series __ Tortoise Notes. The principal amount of the Series
__ Tortoise Notes is due and payable on ________, 20__. The Series __ Tortoise
Notes, when issued and sold pursuant to the terms of the Indenture, will be issued in fully registered form without coupons and in denominations of $25,000 and any integral multiple thereof, unless otherwise provided in the Indenture.
The Series __ Tortoise Notes will be unsecured obligations of ours and, upon our liquidation, dissolution or winding up, will rank: (1) senior to our outstanding common stock and any outstanding preferred stock, including the MMP Shares; (2)
on a parity with any of our

                                      S-4

unsecured creditors, including any other series of Tortoise Notes; and (3)
junior to any of our secured creditors. The Tortoise Notes are subject to optional and mandatory redemption as described below under "--Redemption," and acceleration of maturity, as described in the accompanying prospectus under
"Description of Securities--Debt Securities--Events of Default and Acceleration
of Maturity of Debt Securities; Remedies."

     While serving as the Auction Agent in connection with the Auction
Procedures described below, the Auction Agent generally will serve merely as our agent, acting in accordance with our instructions.

     We have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any Tortoise Notes outside of an auction, so long as we are current in the payment of interest on the Tortoise Notes and on any of our other notes ranking on a parity with the Tortoise Notes with respect to the payment of interest.

         The Tortoise Notes have no voting rights, except to the extent required by law or as otherwise provided in the Indenture relating to the acceleration of maturity upon the occurrence and continuance of an event of default.

Unsecured Investment

     The Tortoise Notes represent an unsecured obligation of ours to pay interest and principal, when due. We cannot assure you that we will have sufficient funds or that we will be able to arrange for additional financing to pay interest on the Tortoise Notes when due or to repay the Tortoise Notes at the Stated Maturity. Our failure to pay interest on the Tortoise Notes when due or to repay the Tortoise Notes upon the Stated Maturity would, subject to the cure provisions under the Indenture, constitute an event of default under the
Indenture and could cause a default under other agreements that we may enter into from time to time. There is no sinking fund with respect to the Tortoise
Notes, and at the Stated Maturity, the entire outstanding principal amount of the Tortoise Notes will become due and payable.

Securities Depository

     The nominee of the Securities Depository is expected to be the sole record
Holder of the Tortoise Notes. Accordingly, each purchaser of Tortoise Notes must rely on (1) the procedures of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to receive interest payments and notices and (2) the records of the Securities
Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to evidence its ownership of the Tortoise Notes.

     Purchasers of Tortoise Notes will not receive certificates representing their ownership interest in such securities. DTC initially will act as
Securities Depository for the Agent Members with respect to the Tortoise Notes.

Interest and Rate Periods

     General. Tortoise Notes will bear interest at the Applicable Rate determined as set forth below under "--Determination of Interest Rate." Interest on the Tortoise Notes shall be payable when due as described below. If we do not pay interest when due, it will trigger an event of default under the Indenture
(subject to the cure provisions), and we will be restricted from declaring dividends and making other distributions with respect to our common stock and preferred stock.

     On the Business Day next preceding each Interest Payment Date, we are required to deposit with the Paying Agent sufficient funds for the payment of interest. We do not intend to establish any reserves for the payment of interest.

     All moneys paid to the Paying Agent for the payment of interest shall be held in trust for the payment of such interest to the Holder. Interest will be paid by the Paying Agent to the Holder as its name appears on our securities ledger or securities records, which Holder is expected to be the nominee of the
Securities Depository. The Securities Depository will credit the accounts of the
Agent Members of the Beneficial Owners in accordance with the Securities
Depository's normal procedures. The Securities Depository's current procedures provide for it to distribute interest in same-day funds to Agent Members who are, in turn, expected to distribute such interest to the

                                      S-5

persons for whom they are acting as agents. The Agent Member of a Beneficial
Owner will be responsible for holding or disbursing such payments on the applicable Interest Payment Date to such Beneficial Owner in accordance with the instructions of such Beneficial Owner.

     Interest in arrears for any past Rate Period may be subject to a Default
Rate of interest (described below) and may be paid at any time, without reference to any regular Interest Payment Date, to the Holder as its name appears on our securities ledger or securities records on such date, not exceeding fifteen (15) days preceding the payment date thereof, as may be fixed by the Board of Directors. Any interest payment shall first be credited against the earliest accrued but unpaid interest. No interest will be payable in respect of any payment or payments which may be in arrears. See "--Default Period"
below.

     The amount of interest payable on each Interest Payment Date (or in respect of interest on another date in connection with a redemption during such Rate
Period) shall be computed by multiplying the Applicable Rate (or the Default
Rate) for such Rate Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Rate Period (or portion thereof)
that such Tortoise Notes were outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360, multiplying the amount so obtained by the applicable principal amount, and rounding the amount so obtained to the nearest cent.

     Determination of Interest Rate. The interest rate for the initial Rate
Period for Series __ Tortoise Notes (i.e., the period from and including the
Original Issue Date to and including the initial Auction Date) and the initial
Auction Date are set forth on the cover page of this prospectus supplement.
After the initial Rate Period, subject to certain exceptions, the Tortoise Notes will bear interest at the Applicable Rate that the Auction Agent advises us has resulted from an Auction.

     The initial Rate Period for the Series __ Tortoise Notes will be _____ (__)
days. Rate Periods after the initial Rate Period shall either be Standard Rate
Periods or, subject to certain conditions and with notice to the Holder, Special
Rate Periods.

     A Special Rate Period will not be effective unless, among other things,
Sufficient Clearing Bids exist at the Auction in respect of such Special Rate
Period (that is, in general, the aggregate amount of a series of Tortoise Notes subject to Buy Orders by Potential Holders is at least equal to the aggregate amount of that series of Tortoise Notes subject to Sell Orders by Existing
Holders).

     Interest will accrue at the Applicable Rate from the Original Issue Date and shall be payable on each Interest Payment Date thereafter. For Rate Periods of less than 30 days, Interest Payment Dates shall occur on the first Business
Day following such Rate Period and, if greater than 30 days, then on a monthly basis on the first Business Day of each month within such Rate Period, not including the initial Rate Period, and on the Business Day following the last day of such Rate Period. Interest will be paid through the Securities Depository on each Interest Payment Date.

     Except during a Default Period as described below, the Applicable Rate resulting from an Auction will not be greater than the Maximum Rate, which is equal to the Applicable Percentage of the Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers. The Applicable Percentage will be determined based on the lower of the credit ratings assigned on that date to a series of Tortoise Notes by Moody's and Fitch, as follows:

        Moody's                   Fitch
     Credit Rating             Credit Rating           Applicable Percentage
------------------------   ---------------------   -----------------------------

                                      S-6

     The Reference Rate is the greater of (1) the applicable AA Composite
Commercial Paper Rate (for a Rate Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Rate Period of 184 days or more), or (2)
the applicable LIBOR. For Standard Rate Periods or less only, the Applicable
Rate resulting from an Auction will not be less than the Minimum Rate, which is
70% of the applicable AA Composite Commercial Paper Rate. No Minimum Rate is
specified for Auctions in respect to Rate Periods of more than the Standard Rate
Period.

     The Maximum Rate for a series of Tortoise Notes will apply automatically following an Auction for the Tortoise Notes in which Sufficient Clearing Bids have not been made (other than because all Tortoise Notes were subject to
Submitted Hold Orders). If an Auction for any subsequent Rate Period is not held for any reason, including because there is no Auction Agent or Broker-Dealer, then the Interest Rate on a series of Tortoise Notes for any such Rate Period shall be the Maximum Rate (except for circumstances in which the Interest Rate is the Default Rate, as described below).

     The All Hold Rate will apply automatically following an Auction in which all of the outstanding Tortoise Notes of a series are subject to (or are deemed to be subject to) Submitted Hold Orders. The All Hold Rate is 80% of the
applicable AA Composite Commercial Paper Rate.

     Prior to each Auction, Broker-Dealers will notify Holders and the Trustee of the term of the next succeeding Rate Period as soon as practicable after the
Broker-Dealers have been so advised by us. After each Auction, on the Auction
Date, Broker-Dealers will notify Holders of the Applicable Rate for the next succeeding Rate Period and of the Auction Date of the next succeeding Auction.

     Notification of Rate Period. We will designate the duration of subsequent
Rate Periods for each series of the Tortoise Notes; provided, however, that no such designation is necessary for a Standard Rate Period and, provided further, that any designation of a Special Rate Period shall be effective only if (1)
notice thereof shall have been given as provided herein, (2) any failure to pay in a timely manner to the Trustee the full amount of any interest on, or the redemption price of, a series of Tortoise Notes shall have been cured as provided above, (3) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed
Special Rate Period, (4) if we shall have mailed a Notice of Redemption with respect to any Tortoise Notes, the redemption price with respect to such
Tortoise Notes shall have been deposited with the Paying Agent, and (5) we have confirmed that as of the Auction Date next preceding the first day of such
Special Rate Period, we have Eligible Assets with an aggregate Discounted Value at least equal to the Tortoise Notes Basic Maintenance Amount, and we have consulted with the Broker-Dealers and have provided notice of such designation and otherwise complied with the Rating Agency Guidelines.

     Designation of a Special Rate Period. If we propose to designate any
Special Rate Period, not fewer than seven (7) (or two (2) Business Days in the event the duration of the Rate Period prior to such Special Rate Period is fewer than eight (8) days) nor more than thirty (30) Business Days prior to the first day of such Special Rate Period, notice shall be (1) made by press release and
(2) communicated by us by telephonic or other means to the Trustee and confirmed in writing promptly thereafter. Each such notice shall state (A) that we propose to exercise our option to designate a succeeding Special Rate Period, specifying the first and last days thereof and (B) that we will by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Special
Rate Period, notify the Auction Agent and the Trustee, who will promptly notify the Broker-Dealers, of either (x) our determination, subject to certain conditions, to proceed with such Special Rate Period, subject to the terms of any Specific Redemption Provisions, or (y) our determination not to proceed with such Special Rate Period, in which latter event the succeeding Rate Period shall be a Standard Rate Period.

     No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period, we will deliver to the Trustee and the Auction Agent, who will promptly deliver to the
Broker-Dealers and Existing Holders, either:

          (1) a notice stating (A) that we have determined to designate the next succeeding Rate Period as a Special Rate Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions;
     or

                                      S-7

          (2) a notice stating that we have determined not to exercise our option to designate a Special Rate Period.

     If we fail to deliver either such notice with respect to any designation of any proposed Special Rate Period to the Auction Agent and the Auction Agent is
unable to make the confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed
Special Rate Period, we shall be deemed to have delivered a notice to the
Auction Agent with respect to such Rate Period to the effect set forth in clause
(2) above, thereby resulting in a Standard Rate Period.

     Default Period. Subject to cure provisions, a Default Period with respect to a particular series of Tortoise Notes will commence on any date on which, when required to do so, we fail to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time,

     (A) the full amount of any accrued interest on that series payable on the
Interest Payment Date (an "Interest Default"), or

     (B) the full amount of any redemption price (the "Redemption Price")
payable on the date fixed for redemption (the "Redemption Date") (a "Redemption
Default" and together with an Interest Default, hereinafter referred to as
"Default").

     Subject to cure provisions, a Default Period with respect to an Interest
Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid interest and any unpaid Redemption Price, respectively, shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of an Interest Default, the Applicable Rate for each Rate Period commencing during a Default Period will be equal to the
Default Rate, and each subsequent Rate Period commencing after the beginning of a Default Period shall be a Standard Rate Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Rate Period.

     No Auction shall be held during a Default Period with respect to an
Interest Default applicable to that series of Tortoise Notes. No Default Period with respect to an Interest Default or Redemption Default shall be deemed to commence if the amount of any interest or any Redemption Price due (if such default is not solely due to our willful failure) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Interest Payment Date or
Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360 for each series. The Default Rate shall be equal to the Reference Rate multiplied by three.

Redemption

     Optional Redemption. To the extent permitted under the 1940 Act and
Maryland law, we may, at our option, redeem Tortoise Notes having a Rate Period of one year or less, in whole or in part, out of funds legally available therefor, on any Interest Payment Date, upon not less than 15 days and not more than 40 days prior notice. This optional redemption is not available during the initial Rate Period or during other limited circumstances. The optional redemption price shall be equal to the aggregate principal amount of the
Tortoise Notes to be redeemed, plus an amount equal to accrued but unpaid interest to the date fixed for redemption. Tortoise Notes having a Rate Period of more than one year are redeemable at our option, in whole or in part, out of funds legally available therefor, prior to the end of the relevant Rate Period, upon not less than 15 days, and not more than 40 days, prior notice, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums in the sole discretion of the Board of Directors. We shall not effect any optional redemption unless after giving effect thereto (1) we have available on such date fixed for the redemption certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium)
due to Holders of a series of Tortoise Notes by reason of the redemption of a series of Tortoise Notes and (2) we would have Eligible Assets with an aggregate
Discounted Value at least equal to the Tortoise Notes Basic Maintenance Amount immediately subsequent to such redemption. Although we ordinarily will not redeem the Tortoise Notes prior to their Stated Maturity, we may voluntarily redeem Tortoise

                                      S-8

Notes if, for example, the Board of Directors determines that we could obtain more favorable interest rates from an alternative source of financing.

     Mandatory Redemption. If we fail to maintain Eligible Assets with an aggregate Discounted Value at least equal to the Tortoise Notes Basic
Maintenance Amount as of any Valuation Date or, fail to satisfy the 1940 Act
Tortoise Notes Asset Coverage as of the last Business Day of any month, and such failure is not cured within ten Business Days following such Valuation Date, in the case of a failure to maintain the Tortoise Notes Basic Maintenance Amount, or on the last Business Day of the following month, in the case of a failure to maintain the 1940 Act Tortoise Notes Asset Coverage as of such last Business Day
(each an "Asset Coverage Cure Date"), the Tortoise Notes will be subject to mandatory redemption out of funds legally available therefor. See "Rating Agency
Guidelines" in the accompanying prospectus.

     The principal amount of Tortoise Notes to be redeemed under these circumstances will be equal to the lesser of (1) the minimum principal amount of
Tortoise Notes the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in our having Eligible Assets with an aggregated Discounted Value at least equal to the Tortoise Notes Basic Maintenance Amount or sufficient to satisfy the 1940 Act Tortoise Notes Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum principal amount of Tortoise Notes the redemption of which would have such result, all Tortoise Notes then outstanding will be redeemed), and (2) the maximum principal amount of Tortoise Notes that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date (as defined below) at the Mandatory Redemption Price (as defined below).

     Any redemption of less than all of the outstanding Tortoise Notes of a series will be made from Tortoise Notes designated by us. We shall designate
Tortoise Notes to be redeemed on a pro rata basis among the Holders in proportion to the principal amount of Tortoise Notes they hold, by lot or such other method as we shall deem equitable. No optional or mandatory redemption of less than all outstanding Tortoise Notes of a series will be made unless the aggregate principal amount of Tortoise Notes to be redeemed is equal to $25,000 or integral multiples thereof. Any redemption of less than all Tortoise Notes outstanding will be made in such a manner that all Tortoise Notes outstanding after such redemption are in authorized denominations.

     We are required to effect such a mandatory redemption not later than 40 days after the Asset Coverage Cure Date, as the case may be (the "Mandatory
Redemption Date"), except that if we do not have funds legally available for the redemption of, or are not otherwise legally permitted to redeem, all of the outstanding Tortoise Notes of a series that are subject to mandatory redemption, or we otherwise are unable to effect such redemption on or prior to such
Mandatory Redemption Date, we will redeem those Tortoise Notes on the earliest practicable date on which we will have such funds available, upon notice to record owners of Tortoise Notes and the Paying Agent. Our ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or
Maryland law. The redemption price per Tortoise Note in the event of any mandatory redemption will be the principal amount, plus an amount equal to accrued but unpaid interest to the date fixed for redemption, plus (in the case of a Rate Period of more than one year) a redemption premium, if any, determined by the Board of Directors in its sole discretion after consultation with the
Broker-Dealers and set forth in any applicable Specific Redemption Provisions
(the "Mandatory Redemption Price").

     Redemption Procedure. Pursuant to Rule 23c-2 under the 1940 Act, we will file a notice of our intention to redeem with the SEC so as to provide at least the minimum notice required by such Rule or any successor provision (notice currently must be filed with the SEC generally at least 30 days prior to the redemption date). We shall deliver a notice of redemption to the Auction Agent and the Trustee containing the information described below one Business Day prior to the giving of notice to Holders in the case of an optional redemption and on or prior to the 30th day preceding the Mandatory Redemption Date in the case of a mandatory redemption. The Trustee will use its reasonable efforts to provide notice to each Holder of Tortoise Notes called for redemption by electronic means not later than the close of business on the Business Day immediately following the Business Day on which the Trustee determines the principal amount of Tortoise Notes to be redeemed (or, during a Default Period with respect to such Tortoise Notes, not later than the close of business on the
Business Day immediately following the day on which the Trustee receives notice of redemption from us). Such notice will be confirmed promptly by the Trustee in writing not later than the close of business on the third Business Day preceding the redemption date by providing the notice

                                      S-9

to each Holder of record of Tortoise Notes called for redemption, the Paying
Agent (if different from the Trustee) and the Securities Depository ("Notice of
Redemption"). The Notice of Redemption will be addressed to the registered owners of the Tortoise Notes at their addresses appearing on our books or share records. Such notice will set forth (1) the redemption date, (2) the principal amount and identity of Tortoise Notes to be redeemed, (3) the redemption price
(specifying the amount of accrued interest to be included therein and the amount of the redemption premium, if any), (4) that interest on the Tortoise Notes to be redeemed will cease to accrue on such redemption date, and (5) the 1940 Act provision under which redemption shall be made. No defect in the Notice of
Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

     If less than all of the outstanding Tortoise Notes of a series are redeemed on any date, the amount per Holder to be redeemed on such date will be selected by us on a pro rata basis in proportion to the principal amount of Tortoise
Notes held by such Holder, by lot or by such other method as is determined by us to be fair and equitable, subject to the terms of any Specific Redemption
Provisions and subject to maintaining authorized denominations as described above. Tortoise Notes may be subject to mandatory redemption as described herein notwithstanding the terms of any Specific Redemption Provisions. The Auction
Agent will give notice to the Securities Depository, whose nominee will be the record Holder of all of the Tortoise Notes, and the Securities Depository will determine the Tortoise Notes to be redeemed from the account of the Agent Member of each Beneficial Owner. Each Agent Member will determine the principal amount of Tortoise Notes to be redeemed from the account of each Beneficial Owner for which it acts as agent. An Agent Member may select for redemption Tortoise Notes from the accounts of some Beneficial Owners without selecting for redemption any
Tortoise Notes from the accounts of other Beneficial Owners. In this case, in selecting the Tortoise Notes to be redeemed, the Agent Member will select by lot or by other fair and equitable method. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record Holder of all of the
Tortoise Notes, the particular principal amount to be redeemed shall be selected by us by lot, on a pro rata basis between each series or by such other method as we shall deem fair and equitable, as contemplated above.

     If Notice of Redemption has been given, then upon the deposit of funds with the Paying Agent sufficient to effect such redemption, interest on such Tortoise
Notes will cease to accrue and such Tortoise Notes will no longer be deemed to be outstanding for any purpose and all rights of the holders of the Tortoise
Notes so called for redemption will cease and terminate, except the right of the holders of such Tortoise Notes to receive the redemption price, but without any interest or additional amount. We shall be entitled to receive from the Paying
Agent, promptly after the date fixed for redemption, any cash deposited with the
Paying Agent in excess of (1) the aggregate redemption price of the Tortoise
Notes called for redemption on such date and (2) such other amounts, if any, to which owners of Tortoise Notes called for redemption may be entitled. We will be entitled to receive, from time to time after the date fixed for redemption, from the Paying Agent the interest, if any, earned on such funds deposited with the
Paying Agent and the owners of Tortoise Notes so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed two years after such redemption date will be paid, to the extent permitted by law, by the Paying
Agent to us upon our request. After such payment, Holders of Tortoise Notes called for redemption may look only to us for payment.

     So long as any Tortoise Notes are held of record by the nominee of the
Securities Depository, the redemption price for such Tortoise Notes will be paid on the redemption date to the nominee of the Securities Depository. The
Securities Depository's normal procedures provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

     Notwithstanding the provisions for redemption described above, no Tortoise
Notes may be redeemed unless all interest in arrears on the Outstanding Tortoise
Notes, and any of our indebtedness ranking on a parity with the Tortoise Notes, have been or are being contemporaneously paid or set aside for payment, except in connection with our liquidation, in which case all Tortoise Notes and all indebtedness ranking on a parity with the Tortoise Notes must receive proportionate amounts. At any time we may purchase or acquire all the
Outstanding Tortoise Notes pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by,
Holders of all Outstanding Tortoise Notes.

                                      S-10

     Except for the provisions described above, nothing contained in the
Indenture limits any legal right of ours to purchase or otherwise acquire
Tortoise Notes outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of interest on or the mandatory or optional redemption price with respect to, any Tortoise Notes for which Notice of Redemption has been given, and we are in compliance with the 1940 Act Tortoise Notes Asset Coverage and have Eligible Assets with an aggregate Discounted Value at least equal to the
Tortoise Notes Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. If less than all outstanding Tortoise Notes are redeemed or otherwise acquired by us, we shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.

Payment of Proceeds Upon Dissolution, Etc.

     In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) our liquidation, dissolution or other winding up, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) our assignment for the benefit of creditors or any other marshalling of assets and liabilities, then (after any payments with respect to our secured creditor outstanding at such time) and in any such event the holders of Tortoise
Notes shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Tortoise Notes (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the Tortoise Notes, before the holders of any of our common or preferred stock are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares, and to that end the holders of Tortoise Notes shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any of our other indebtedness being subordinated to the payment of the Tortoise Notes, which may be payable or deliverable in respect of the Tortoise Notes in any such case, proceeding, dissolution, liquidation or other winding up event.

     Unsecured creditors of ours may include, without limitation, service providers including the Adviser, Custodian, Auction Agent, Broker-Dealers and
Trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

     Our consolidation, reorganization or merger with or into any other company, or a sale, lease or exchange of all or substantially all of our assets of in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of the Company.

                                   THE AUCTION

Role of Auction Agent

     Auction Agency Agreement. The Auction Agency Agreement between us and the
Auction Agent (currently, The Bank of New York) (the "Auction Agency Agreement")
provides, among other things, that the Auction Agent will follow the Auction
Procedures for purposes of determining the Applicable Rate for the Series __
Tortoise Notes so long as the Applicable Rate for the Series __ Tortoise Notes is to be based on the results of an Auction. The Auction Agent acts as a non-fiduciary agent for us in connection with Auctions. In the absence of bad faith or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been grossly negligent in ascertaining the pertinent facts.

     The Auction Agent may terminate the Auction Agency Agreement upon notice to us on a date no earlier than 60 days after the notice. If the Auction Agent should resign, we will use our best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction

                                      S-11

Agency Agreement. We may remove the Auction Agent provided that prior to such removal we shall have entered into such an agreement with a successor Auction
Agent.

Auction Risk

     You may not be able to sell your Tortoise Notes at an Auction if the
Auction fails; that is, if there are more Tortoise Notes offered for sale than there are buyers for those Tortoise Notes. Also, if you place hold orders
(orders to retain Tortoise Notes) at an Auction only at a specified rate, and that bid rate exceeds the rate set at the Auction, you will not retain your
Tortoise Notes. Finally, if you buy Tortoise Notes or elect to retain Tortoise
Notes without specifying a rate below which you would not wish to buy or continue to hold those Tortoise Notes, and the Auction sets a below-market rate, you may receive a lower rate of return on your Tortoise Notes than the market rate.

Auction Procedures

     Beneficial Owners. Prior to the Submission Deadline on each Auction Date for a series of Tortoise Notes, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of Tortoise Notes of such series (a "Beneficial Owner") may submit orders
("Orders") with respect to Tortoise Notes of such series to that Broker-Dealer as follows:

          o    Hold Order - indicating its desire to hold Tortoise Notes of such series without regard to the Applicable Rate for Tortoise Notes of such series for the next Rate Period thereof.

          o    Bid - indicating its desire to sell the principal amount of
               Outstanding Tortoise Notes, if any, of such series held by such
               Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for Tortoise Notes of such series for the next succeeding Rate Period of Tortoise Notes of such series shall be less than the rate per annum specified by such
               Beneficial Owner (also known as a hold at rate order).

          o    Sell Order - indicating its desire to sell the principal amount of Outstanding Tortoise Notes, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for Tortoise Notes of such series for the next succeeding Rate Period of Tortoise Notes of such series.

Orders submitted (or the failure to do so) by Beneficial Owners under certain circumstances will have the effects described below. A Beneficial Owner of
Tortoise Notes of such series that submits a Bid with respect to Tortoise Notes of such series to its Broker-Dealer having a rate higher than the Maximum Rate for Tortoise Notes of such series on the Auction Date therefore will be treated as having submitted a Sell Order with respect to such Tortoise Notes. A
Beneficial Owner of Tortoise Notes of such series that fails to submit an Order with respect to such Tortoise Notes to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such Tortoise Notes of such series;
provided, however, that if a Beneficial Owner of Series __ Tortoise Notes fails to submit an Order with respect to Series __ Tortoise Notes to its Broker-Dealer for an Auction relating to a Special Rate Period of more than _____ (__) days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such Tortoise Notes. A Sell Order shall constitute an irrevocable offer to sell the Tortoise Notes subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional Tortoise Notes is, for purposes of such offer, a Potential Beneficial Owner as discussed below.

     Potential Beneficial Owners. A customer of a Broker-Dealer that is not a
Beneficial Owner of a series of Tortoise Notes but that wishes to purchase
Tortoise Notes of such series, or that is a Beneficial Owner of Tortoise Notes of such series that wishes to purchase additional Tortoise Notes of such series
(in each case, a "Potential Beneficial Owner"), may submit Bids to its
Broker-Dealer in which it offers to purchase such principal amount of
Outstanding Tortoise Notes of such series specified in such Bid if the
Applicable Rate for Tortoise Notes of such series determined on such Auction
Date shall be higher than the rate specified in such Bid. A Bid placed by a
Potential Beneficial Owner of Tortoise Notes of such series specifying a rate higher than the Maximum Rate for Tortoise Notes of such series on the Auction
Date therefor will not be accepted.

                                      S-12

     The Auction Process. Each Broker-Dealer shall submit in writing, which shall include a writing delivered via e-mail or other electronic means, to the
Auction Agent, prior to the Submission Deadline on each Auction Date, all Orders for Tortoise Notes of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by us) as an Existing Holder in respect of Tortoise Notes subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential
Holder in respect of Tortoise Notes subject to Orders submitted to it by
Potential Beneficial Owners. However, neither we nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any
Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an
Existing Holder or a Potential Holder will be treated in the same manner as an
Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial
Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of Tortoise Notes held by it or customers who are Beneficial
Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of Tortoise Notes held by it. A
Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of ours.

     If Sufficient Clearing Bids for a series of Tortoise Notes exist (that is, the aggregate principal amount of Outstanding Tortoise Notes of such series subject to Submitted Bids of Potential Holders specifying one or more rates between the Minimum Rate (for Standard Rate Periods or less, only) and the
Maximum Rate (for all Rate Periods) for Tortoise Notes of such series exceeds or is equal to the sum of the aggregate principal amount of Outstanding Tortoise
Notes of such series subject to Submitted Sell Orders), the Applicable Rate for
Tortoise Notes of such series for the next succeeding Rate Period thereof will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing
Holders and Potential Holders, would result in Existing Holders and Potential
Holders owning the aggregate principal amount of Tortoise Notes of such series available for purchase in the Auction (such rate, the "Winning Bid Rate"). If
Sufficient Clearing Bids for a series of Tortoise Notes do not exist (other than because all of the Outstanding Tortoise Notes of such series are subject to
Submitted Hold Orders), then the Applicable Rate for all Tortoise Notes of such series for the next succeeding Rate Period thereof will be equal to the Maximum
Rate for Tortoise Notes of such series. In such event, Holders of Tortoise Notes of such series that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all aggregate principal amount of
Tortoise Notes of such series subject to such Sell Orders. In any particular
Auction, if all outstanding Tortoise Notes of a series are the subject of
Submitted Hold Orders, the Applicable Rate for such series of Tortoise Notes for the next succeeding Auction Period will be the All Hold Rate (such a situation is called an "All Hold Auction").

     The Auction Procedures include a pro rata allocation of Tortoise Notes for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of Tortoise Notes that is less than the number of Tortoise Notes specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer
Orders will be required to make appropriate pro rata allocations among their respective customers.

     Settlement of purchases and sales will be made on the next Business Day
(also an Interest Payment Date) after the Auction Date through the Securities
Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent
Members. The Securities Depository will make payment to the sellers' Agent
Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

Certain Considerations Affecting Auction Rate Securities

     Role of Broker-Dealer. [Broker-Dealer] (the "Broker-Dealer") has been appointed by the issuers or obligors of various auction rate securities to serve as a dealer in the auctions for those securities and is paid by the issuers or obligors for its services. [Broker-Dealer] receives broker-dealer fees from such issuers or obligors at an agreed upon annual rate that is applied to the principal amount of securities sold or successfully placed through them in such auctions.

     A Broker-Dealer is designated in the Broker-Dealer Agreement as the
Broker-Dealer to contact Existing Holders and Potential Holders and solicit Bids for the Tortoise Notes. The Broker-Dealer will receive Broker-

                                      S-13

Dealer Fees from us with respect to the Tortoise Notes sold or successfully placed through it in Auctions. The Broker-Dealer may share a portion of such fees with other dealers that submit Orders through it that are filled in the
Auction.

     Bidding by Broker-Dealer. The Broker-Dealer is permitted, but not obligated, to submit Orders in Auctions for its own account either as a buyer or seller and routinely does so in the auction rate securities market in its sole discretion. If the Broker-Dealer submits an Order for its own account, it would have an advantage over other Potential Beneficial Owners because the
Broker-Dealer would have knowledge of the other Orders placed through it in that
Auction and thus, could determine the rate and size of its Order so as to increase the likelihood that (i) its Order will be accepted in the Auction and
(ii) the Auction will clear at a particular rate. For this reason, and because the Broker-Dealer is appointed and paid by us to serve as a Broker-Dealer in the
Auction, the Broker-Dealer's interests in serving as Broker-Dealer in an Auction may differ from those of Existing Holders and Potential Holders who participate in Auctions. See "Role of Broker-Dealer." The Broker-Dealer would not have knowledge of Orders submitted to the Auction Agent by any other firm that is, or may in the future be, appointed to accept Orders pursuant to a Broker-Dealer
Agreement.

     Where the Broker-Dealer is the only Broker-Dealer appointed by us to serve as Broker-Dealer in the Auction, and as long as that remains the case, it will be the only Broker-Dealer that submits Orders to the Auction Agent in that
Auction. As a result, in such circumstances, the Broker-Dealer may discern the clearing rate before the Orders are submitted to the Auction Agent and set the clearing rate with its Order.

     The Broker-Dealer may place one or more Bids in an Auction for its own account to acquire securities for its inventory, to prevent an Auction Failure or to prevent Auctions from clearing at a rate that the Broker-Dealer believes does not reflect the market for the Tortoise Notes. The Broker-Dealer may place such Bids even after obtaining knowledge of some or all of the other Orders submitted through it. When bidding in an Auction for its own account, the
Broker-Dealer also may Bid inside or outside the range of rates that it posts in its Price Talk (as defined herein). See "--Price Talk."

     The Broker-Dealer also may encourage bidding by others in Auctions, including to prevent an Auction Failure or to prevent an Auction from clearing at a rate that the Broker-Dealer believes does not reflect the market for the
Tortoise Notes. The Broker-Dealer may encourage such Bids even after obtaining knowledge of some or all of the other Orders submitted through it.

     Bids by the Broker-Dealer or by those it may encourage to place Bids are likely to affect (i) the Applicable Rate - including preventing the Applicable
Rate from being set at the Maximum Rate or otherwise causing Potential
Beneficial Owners to receive a lower rate than they might have received had the
Broker-Dealer not Bid (or not encouraged others to Bid) and (ii) the allocation of the Tortoise Notes being auctioned, including displacing some Potential
Beneficial Owners who may have their Bids rejected or receive fewer Tortoise
Notes than they would have received if the Broker-Dealer had not Bid (or encouraged others to Bid). Because of these practices, the fact that an Auction clears successfully does not mean that an investment in the Tortoise Notes involves no significant liquidity or credit risk. The Broker-Dealer is not obligated to continue to place such Bids (or to continue to encourage other
Bidders to do so) in any particular Auction to prevent an Auction Failure or an
Auction from clearing at a rate the Broker-Dealer believes does not reflect the market for the Tortoise Notes. Investors should not assume that the
Broker-Dealer will place Bids or encourage others to do so or that Auction
Failures will not occur. Investors should also be aware that Bids by the
Broker-Dealer (or by those it may encourage to place Bids) may cause lower
Applicable Rates to occur.

     The statements herein regarding Bidding by a Broker-Dealer apply only to a
Broker-Dealer's auction desk and any other business units of the Broker-Dealer that are not separated from the auction desk by an information barrier designed to limit inappropriate dissemination of bidding information.

     In any particular Auction, if all outstanding Tortoise Notes of a series are the subject of Submitted Hold Orders, the Applicable Rate for the next succeeding Auction Period will be the All Hold Rate (such a situation is called an "All Hold Auction"). If the Broker-Dealer holds any Tortoise Notes of a series for its own account on an Auction Date, it is the Broker-Dealer's practice to submit a Sell Order into the Auction with respect to such Tortoise

                                      S-14

Notes, which would prevent that Auction from being an All Hold Auction. The
Broker-Dealer may, but is not obligated to, submit Bids for its own account in that same Auction, as set forth above.

     Price Talk. Before the start of an Auction, the Broker-Dealer, in its discretion, may make available to its customers who are Existing Holders and
Potential Holders the Broker-Dealer's good faith judgment of the range of likely clearing rates for the Auction based on market and other information. This is known as "Price Talk." Price Talk is not a guaranty that the Applicable Rate established through the Auction will be within the Price Talk, and Existing
Holders and Potential Holders are free to use it or ignore it. The Broker-Dealer occasionally may update and change the Price Talk based on changes in our credit quality or macroeconomic factors that are likely to result in a change in interest rate levels, such as an announcement by the Federal Reserve Board of a change in the Federal Funds rate or an announcement by the Bureau of Labor
Statistics of unemployment numbers. Potential Holders should confirm with the
Broker-Dealer the manner by which the Broker-Dealer will communicate Price Talk and any changes to Price Talk.

     "All-or-Nothing" Bids. The Broker-Dealer will not accept "all-or-nothing"
Bids (i.e., Bids whereby the bidder proposes to reject an allocation smaller than the entire quantity Bid) or any other type of Bid that allows the bidder to avoid Auction Procedures that require the pro rata allocation of Tortoise Notes of a series where there are not sufficient Sell Orders to fill all Bids at the
Winning Bid Rate.

     No Assurances Regarding Auction Outcomes. The Broker-Dealer provides no assurance as to the outcome of any Auction. The Broker-Dealer also does not provide any assurance that any Bid will be successful, in whole or in part, or that the Auction will clear at a rate that a bidder considers acceptable. Bids may be only partially filled, or not filled at all, and the Applicable Rate on any Tortoise Notes purchased or retained in the Auction may be lower than the market rate for similar investments.

     The Broker-Dealer will not agree before an Auction to buy Tortoise Notes of any series from, or sell Tortoise Notes of any series to, a customer after the
Auction.

     Deadlines. Each particular Auction has a formal deadline by which all Bids must be submitted by the Broker-Dealer to the Auction Agent. This deadline is called the "Submission Deadline." To provide sufficient time to process and submit customer Bids to the Auction Agent before the Submission Deadline, the
Broker-Dealer imposes an earlier deadline, called the "Internal Submission
Deadline," by which bidders must submit Bids to the Broker-Dealer. The Internal
Submission Deadline is subject to change by the Broker-Dealer. Potential Owners should consult with the Broker-Dealer as to its Internal Submission Deadline.
The Broker-Dealer may allow for correction of clerical errors after the Internal
Submission Deadline and prior to the Submission Deadline. The Broker-Dealer may submit Bids for its own account at any time until the Submission Deadline. The
Auction Procedures provide that for a period of up to one hour after the Auction
Agent completes the dissemination of the results of an Auction, new Orders can be submitted to the Auction Agent if such Orders were received by the
Broker-Dealer or generated by the Broker-Dealer for its own account prior to the
Submission Deadline and the failure to submit such Orders prior to the
Submission Deadline was the result of force majeure, a technological failure or a clerical error. In addition a Broker-Dealer may modify or withdraw an Order submitted to the Auction Agent prior the Submission Deadline if the
Broker-Dealer determines that such Order contained a clerical error. In the event of such a submission, modification or withdrawal the Auction Agent will rerun the Auction, if necessary, taking into account such submission, modification or withdrawal.

     Existing Holder's Ability to Resell Auction Rate Securities May Be Limited.
An Existing Holder may sell, transfer or dispose of a Tortoise Note of a series
(i) in an Auction, only pursuant to a Bid or Sell Order in accordance with the
Auction Procedures, or (ii) outside an Auction, only to or through a
Broker-Dealer.

     Existing Holders will be able to sell all of the Tortoise Notes of a series that are the subject of their Submitted Sell Orders only if there are bidders willing to purchase all those Tortoise Notes in the Auction. If Sufficient
Clearing Bids have not been made, Existing Holders that have submitted Sell
Orders will not be able to sell in the Auction all, and may not be able to sell any, of the Tortoise Notes of such series subject to such Submitted Sell Orders.
As discussed above (see "Bidding by Broker-Dealer"), the Broker-Dealer may
submit a Bid in an Auction to avoid an Auction Failure, but it is not obligated to do so. There may not always be enough bidders to prevent an Auction Failure in the absence of bidding by Broker-Dealer in the Auction for its own account or

                                      S-15

encouraging others to Bid. Therefore, Auction Failures are possible, especially if our credit were to deteriorate, if a market disruption were to occur or if, for any reason, the Broker-Dealer were unable or unwilling to Bid.

     Between Auctions, there can be no assurance that a secondary market for the
Tortoise Notes of any series will develop or, if it does develop, that it will provide Existing Holders the ability to resell the Tortoise Notes of such series on the terms or at the times desired by an Existing Holder. The Broker-Dealer, in its own discretion, may decide to buy or sell the Tortoise Notes of a series in the secondary market for its own account from or to investors at any time and at any price, including at prices equivalent to, below, or above par for the
Tortoise Notes of such series. However, the Broker-Dealer is not obligated to make a market in the Tortoise Notes of a series and may discontinue trading in the Tortoise Notes of such series without notice for any reason at any time.
Existing Holders who resell between Auctions may receive an amount less than par, depending on market conditions.

     If an Existing Holder purchased a Tortoise Note through a dealer which is not the Broker-Dealer for the securities, such Existing Holder's ability to sell its security may be affected by the continued ability of its dealer to transact trades for the Tortoise Notes through the Broker-Dealer.

     The ability to resell the Tortoise Notes of any series will depend on various factors affecting the market for the Tortoise Notes, including news relating to us, the attractiveness of alternative investments, investor demand for short term securities, the perceived risk of owning the Tortoise Notes
(whether related to credit, liquidity or any other risk), the tax or accounting treatment accorded the Tortoise Notes (including U.S. generally accepted accounting principles as they apply to the accounting treatment of auction rate securities), reactions of market participants to regulatory actions (such as those described in "Securities and Exchange Commission Settlements" below) or press reports, financial reporting cycles and market conditions generally.
Demand for the Tortoise Notes may change without warning, and declines in demand may be short-lived or continue for longer periods.

     Resignation of the Broker-Dealer Could Impact the Ability to Hold Auctions.
The Broker-Dealer Agreement provides that the Broker-Dealer thereunder may resign upon five days' notice and does not require, as a condition to the effectiveness of such resignation, that a replacement Broker-Dealer be in place.
For any Auction Period during which there is no duly appointed Broker-Dealer, it will not be possible to hold Auctions for the Tortoise Notes, with the result that the dividend rate on the Tortoise Notes will be determined as described in the supplemental indenture.

     Securities and Exchange Commission Settlements. On May 31, 2006, the U.S.
Securities and Exchange Commission (the "SEC") announced that it had settled its investigation of fifteen firms, including [Broker-Dealer], that participate in the auction rate securities market regarding their respective practices and procedures in this market. The SEC alleged in the settlement that the firms had managed auctions for auction rate securities in which they participated in ways that were not adequately disclosed or that did not conform to disclosed auction procedures. As part of the settlement, [Broker-Dealer] agreed to pay a civil penalty. In addition, [Broker-Dealer], without admitting or denying the SEC's allegations, agreed to provide to customers written descriptions of its material auction practices and procedures, and to implement procedures reasonably designed to detect and prevent any failures by [Broker-Dealer] to conduct the auction process in accordance with disclosed procedures. No assurance can be provided as to how the settlement may affect the market for auction rate securities or the Tortoise Notes.

     In addition on January 9, 2007, the SEC announced that it had settled its investigation of three banks, including Auction Agent (the "Settling Auction
Agents"), that participate as auction agents in the auction rate securities market, regarding their respective practices and procedures in this market. The
SEC alleged in the settlement that the Settling Auction Agents allowed broker-dealers in auctions to submit bids or revise bids after the submission deadlines and allowed broker-dealers to intervene in auctions in ways that affected the rates paid on the auction rate securities. As part of the settlement, the Settling Auction Agents agreed to pay civil penalties. In addition, each Settling Auction Agent, without admitting or denying the SEC's allegations, agreed to provide to broker-dealers and issuers written descriptions of its material auction practices and procedures and to implement procedures reasonably designed to detect and prevent any failures by that
Settling Auction Agent to conduct the auction process in accordance with disclosed procedures. No assurance can be offered as to how the settlement may affect the market for auction rate securities or the Tortoise Notes.

                                      S-16

                                  UNDERWRITING

              [TO BE PROVIDED BY UNDERWRITERS AT TIME OF OFFERING]

                       WHERE YOU CAN FIND MORE INFORMATION

     We are subject to the informational requirements of the Securities Exchange
Act of 1934, as amended (the "1934 Act") and the 1940 Act and are required to file reports, including annual and semi-annual reports, proxy statements and other information with the SEC. We voluntarily file quarterly shareholder reports. Our most recent shareholder report filed with the SEC is for the period ended __________, 200__. These documents are available on the SEC's EDGAR system and can be inspected and copied for a fee at the SEC's public reference room,
100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at (202) 551-5850.

     This prospectus supplement and the accompanying prospectus do not contain all of the information in our registration statement, including amendments, exhibits, and schedules. Statements in this prospectus supplement and the accompanying prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

     Additional information about us can be found in our Registration Statement
(including amendments, exhibits, and schedules) on Form N-2 filed with the SEC.
The SEC maintains a web site (http://www.sec.gov) that contains our Registration
Statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

                                  LEGAL MATTERS

     Certain legal matters in connection with the securities offered hereby will be passed upon for us by Blackwell Sanders Peper Martin, L.L.P. ("Blackwell"),
Kansas City, Missouri. Blackwell may rely on the opinion of Venable LLP,
Baltimore, Maryland, on certain matters of Maryland law. Morrison & Foerster
LLP, New York, New York will pass upon certain legal matters for the underwriters.

                                      S-17

             [UNAUDITED] FINANCIAL STATEMENTS AS OF ________, 200__

                                      F-1

                                   $
                                    ---------
                                 Tortoise Energy
                               Capital Corporation

                  Auction Rate Senior Notes ("Tortoise Notes")
                    $_________ Series __, Due ________, 20__

                              --------------------

                              PROSPECTUS SUPPLEMENT

                                 ________, 20__

                              --------------------

                                 [Underwriters]

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MARCH 6, 2007
TORTOISE ENERGY CAPITAL CORPORATION
STATEMENT OF ADDITIONAL INFORMATION

     Tortoise Energy Capital Corporation, a Maryland corporation (the "Company,"
"we," "us," or "our"), is a non-diversified, closed-end management investment company that commenced operations in May 2005.

     This statement of additional information relates to the offering, on an immediate, continuous or delayed basis, of up to $300,000,000 aggregate initial offering price of our common stock, preferred stock and debt securities in one or more offerings. This statement of additional information does not constitute a prospectus, but should be read in conjunction with our prospectus relating thereto dated ________, 2007 and any related prospectus supplement. This statement of additional information does not include all information that a prospective investor should consider before purchasing any of our securities.
You should obtain and read our prospectus and any related prospectus supplement prior to purchasing any of our securities. A copy of our prospectus and any related prospectus supplement may be obtained without charge from us by calling
1-800-362-9331. You also may obtain a copy of our prospectus and any related prospectus supplement on the SEC's web site (http://www.sec.gov). Capitalized terms used but not defined in this statement of additional information have the meanings ascribed to them in the prospectus and any related prospectus supplement. This statement of additional information is dated __________, 2007.

Appendix A -- Summary of Certain Provisions of the Indenture

                                       i

                             INVESTMENT LIMITATIONS

     This section supplements the disclosure in the prospectus and provides additional information on our investment limitations. Investment limitations identified as fundamental may only be changed with the approval of the holders of a majority of our outstanding voting securities (which for this purpose and under the Investment Company Act of 1940, as amended (the "1940 Act") means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are represented or (2) more than 50%
of the outstanding voting shares).

     Investment limitations stated as a maximum percentage of our assets are only applied immediately after, and because of, an investment or a transaction by us to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with our investment limitations. All limitations with respect to nonfundamental investment policies that are based on a percentage of total assets include assets obtained or expected to be obtained through leverage.

Fundamental Investment Limitations

     The following are our fundamental investment limitations set forth in their entirety. We may not:

     •    issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;
     •    borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;
     •    make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;
     •    concentrate (invest 25% or more of total assets) our investments in any particular industry, except that we will concentrate our assets in the group of industries constituting the energy sector;
     •    underwrite securities issued by others, except to the extent that we may be considered an underwriter within the meaning of the Securities
          Act of 1933, as amended (the "1933 Act"), in the disposition of restricted securities held in our portfolio;
     •    purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that we may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and
     •    purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that we may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

Nonfundamental Investment Policies

     We have adopted the following nonfundamental policies:
     •    Under normal circumstances, we will invest at least 80% of our net assets, plus any borrowings for investment purposes, in equity securities of entities in the energy sector.
     •    We will also invest at least 80% of our total assets in equity securities of master limited partnerships ("MLPs") and their affiliates in the energy infrastructure sector.
     •    We may invest up to 50% of our total assets in restricted securities, all of which may be illiquid securities. The restricted securities that we may purchase include MLP convertible subordinated units, MLP common units and securities of publicly traded and privately held companies (i.e., non-MLPs).
     •    We may invest up to 20% of our total assets in debt securities, including certain securities rated below investment grade (commonly referred to as "junk bonds"). Below investment grade debt securities will be rated at least B3 by Moody's Investors Service, Inc.
          ("Moody's") and at least B- by Standard & Poor's Ratings Group
          ("S&P's") at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by Tortoise Capital Advisors L.L.C., a Delaware limited liability company (the "Advisor").
     •    We will not invest more than 15% of our total assets in any single issuer.
     •    We will not engage in short sales.

                                      S-1

     As used in the bullets above, the term "total assets" includes assets obtained through leverage for the purpose of each nonfundamental investment policy. During the period in which we are investing the net proceeds of this offering, we will deviate from our investment policies with respect to the net proceeds by investing the net proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed income securities.

     Our Board of Directors (the "Board of Directors" or the "Board") may change our nonfundamental investment policies without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder reports); provided, however a change in the policy of investing at least 80% of our net assets, plus any borrowings for investment purposes, in equity securities of entities in the energy sector requires at least 60 days'
prior written notice to stockholders. Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations.

     Currently under the 1940 Act, we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage of at least
300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33.33% of the value of our total assets).
Additionally, currently under the 1940 Act, we may not declare any dividend or other distribution upon our common or preferred stock, or purchase any such stock, unless our aggregate indebtedness has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Currently under the 1940
Act, we are not permitted to issue preferred stock unless immediately after such issuance we have asset coverage of at least 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the value of our total assets). In addition, currently under the 1940 Act, we are not permitted to declare any cash dividend or other distribution on our common stock unless, at the time of such declaration, our total assets less liabilities and indebtedness not represented by senior securities (determined after deducting the amount of such dividend or distribution) are at least 200%
of such liquidation value.

     Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Both transactions involving indebtedness and any preferred stock issued by us would be considered senior securities under the 1940 Act, and as such, are subject to the asset coverage requirements discussed above.

     Currently under the 1940 Act, we are not permitted to lend money or property to any person, directly or indirectly, if such person controls or is under common control with us, except for a loan from us to a company which owns all of our outstanding securities. Currently, under interpretative positions of the staff of the SEC, we may not have on loan at any given time securities representing more than one-third of our total assets.

     We interpret our policies with respect to borrowing and lending to permit such activities as may be lawful, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

     We interpret our policy with respect to concentration to include energy infrastructure companies, as defined in the prospectus and below. See
"Investment Objective and Principal Investment Strategies."

     Under the 1940 Act, we may, but do not intend to, invest up to 10% of our total assets in the aggregate in shares of other investment companies and up to
5% of our total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, we will bear our ratable share of that investment company's expenses, and would remain subject to payment of our advisory fees and other expenses with respect to assets so invested. Holders of common stock would therefore be subject to duplicative expenses to the extent we invest in other investment companies. In addition, the securities of other investment companies also may be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. A material decline in net asset value may impair our ability to maintain asset coverage on preferred stock and debt securities, including any interest and principal for debt securities.

                                      S-2

                        INVESTMENT OBJECTIVE AND POLICIES

     The prospectus presents our investment objective and principal investment strategies and risks. This section supplements the disclosure in our prospectus and provides additional information on our investment policies, strategies and risks. Restrictions or policies stated as a maximum percentage of our assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing).
Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with our restrictions and policies.

     Our investment objective is to seek a high level of total return with an emphasis on current distributions to stockholders. For purposes of our investment objective, total return includes capital appreciation of, and all distributions received from, securities in which we invest regardless of the tax character of the distribution. There is no assurance that we will achieve our objective. Our investment objective and the investment policies discussed below are nonfundamental. The Board of Directors may change an investment objective, or any policy or limitation that is not fundamental, without a stockholder vote.
Shareholders will receive at least 60 days' prior written notice of any change to the nonfundamental investment policy of investing at least 80% of net assets, plus any borrowings for investment purposes, in equity securities of entities in the energy sector. Unlike most other investment companies, we are treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Therefore, we are taxed as a regular "C"
corporation and are subject to federal and applicable state corporate income taxes.

     Under normal circumstances, we will invest at least 80% of our total assets
(including assets to be obtained through anticipated leverage) in equity securities of MLPs and their affiliates in the energy infrastructure sector. MLP equity securities (known as "units") currently consist of common units and convertible subordinated units. We also may invest in other securities, consistent with its investment objective and fundamental and nonfundamental policies.

     The following pages contain more detailed information about the types of issuers and instruments in which we may invest, strategies our Advisor may employ in pursuit of investment objective and a discussion of related risks. Our
Advisor may not buy these instruments or use these techniques unless it believes that doing so will help us achieve our objective.

Master Limited Partnerships

     Under normal circumstances, we will invest at least 80% of our total assets
(including assets obtained through leverage) in equity securities of MLPs and their affiliates in the energy infrastructure sector. An MLP is an entity that is taxed as a partnership and that derives each year at least 90% of its gross income from "Qualifying Income". Qualifying Income for MLPs includes interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from commodities or commodity futures, and income and gain from mineral or natural resources activities that generate Qualifying
Income. MLP interests (known as units) are traded on securities exchanges or over-the-counter. An MLP's organization as a partnership and compliance with the
Qualifying Income rules eliminates federal tax at the entity level.

     An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in an MLP, the investor becomes a limited partner.

     MLPs are formed in several ways. A nontraded partnership may decide to go public. Several nontraded partnerships may roll up into a single MLP. A corporation may spin-off a group of assets or part of its business into an MLP of which it is the general partner, to realize the assets' full value on the marketplace by selling the assets and using the cash proceeds received from the
MLP to address debt obligations or to invest in higher growth opportunities, while retaining control of the MLP. A corporation may fully convert to an MLP, although since 1986 the tax consequences have made this an unappealing option for most corporations. Also, a newly formed company may operate as an MLP from its inception.

     The sponsor or general partner of an MLP, other energy companies, and utilities may sell assets to MLPs in order to generate cash to fund expansion projects or repay debt. The MLP structure essentially transfers cash flows generated from these acquired assets directly to MLP limited partner unit holders.

     In the case of an MLP buying assets from its sponsor or general partner the transaction is intended to be based upon comparable terms in the acquisition market for similar assets. To help insure that appropriate protections are in place, the board of the MLP

                                      S-3

generally creates an independent committee to review and approve the terms of the transaction. The committee often obtains a fairness opinion and can retain counsel or other experts to assist its evaluation. Since both parties normally have a significant equity stake in the MLP, both parties are aligned to see that the transaction is accretive and fair to the MLP.

     MLPs tend to pay relatively higher distributions than other types of companies and we intend to use these MLP distributions in an effort to meet our investment objective.

     As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners.
Although the percentages vary among MLPs, the general partner's marginal interest in distributions generally increases from 2% to 15% at the first designated distribution target level moving up to 25% and ultimately 50% as pre-established distribution per unit thresholds are met. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

     Because the MLP itself does not pay federal income tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment or other distributions from the MLP. An MLP typically makes quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently for tax purposes. The MLP distribution is treated as a return of capital to the extent of the investor's basis in his MLP interest and, to the extent the distribution exceeds the investor's basis in the
MLP, capital gain. The investor's original basis is the price paid for the units. The basis is adjusted downwards with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of taxable income and gain.

     The partner will not incur federal income tax on distributions until: (1)
he sells his MLP units and pays tax on his gain, which gain is increased due to the basis decrease due to prior distributions; or (2) his basis reaches zero.
When the units are sold, the difference between the sales price and the investor's adjusted basis is gain or loss for federal income tax purposes.

     The business of MLPs is affected by supply and demand for energy commodities because most MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/or marketed. Specifically, processing and coal MLPs may be directly affected by energy commodity prices. Propane MLPs own the underlying energy commodity, and therefore have direct exposure to energy commodity prices, although our Advisor intends to seek high quality MLPs that are able to mitigate or manage direct margin exposure to commodity prices. Pipeline MLPs have indirect commodity exposure to oil and gas price volatility because although they do not own the underlying energy commodity, the general level of commodity prices may affect the volume of the commodity the MLP delivers to its customers and the cost of providing services such as distributing natural gas liquids. The MLP industry in general could be hurt by market perception that MLP's performance and valuation are directly tied to commodity prices.

     MLPs in the energy sector in which we will invest can generally be classified into the following categories:

     Pipeline MLPs. Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Pipeline MLPs derive revenue from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.

     Processing MLPs. Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids ("NGLs"). Processing MLPs derive revenue from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets.
Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.

     Propane MLPs. Propane MLPs are distributors of propane to homeowners for space and water heating. Propane MLPs derive revenue from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach

                                      S-4

of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

    Coal MLPs. Coal MLPs own, lease and manage coal reserves. Coal MLPs derive revenue from production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce coal; the MLP's ability to manage production costs and pay mining reclamation costs; and the effect on demand that the
Environmental Protection Agency's standards set in the 1990 Clean Air Act or other laws, regulations or trends have on coal-end users.

     Marine Shipping MLPs. Marine shipping MLPs are primarily marine transporters of natural gas, crude oil or refined petroleum products. Marine shipping MLPs derive revenue from charging customers for the transportation of these products utilizing the MLPs' vessels. Transportation services are typically provided pursuant to a charter or contract, the terms of which vary depending on, for example, the length of use of a particular vessel, the amount of cargo transported, the number of voyages made, the parties operating a vessel or other factors.

     MLPs typically achieve distribution growth by internal and external means.
MLPs achieve growth internally by experiencing higher commodity volume driven by the economy and population, and through the expansion of existing operations including increasing the use of underutilized capacity, pursuing projects that can leverage and gain synergies with existing infrastructure and pursuing so called "greenfield projects." External growth is achieved by making accretive acquisitions. While opportunities for growth by acquisition appear abundant based on current market conditions, especially for smaller MLPs, our Advisor expects MLPs to grow primarily through internal means.

     MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.

     MLPs operating interstate pipelines and storage facilities are subject to substantial regulation by the Federal Energy Regulatory Commission ("FERC"),
which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquified natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.

     MLPs may be subject to liability relating to the release of substances into the environment, including liability under federal "SuperFund" and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of MLPs.

     MLPs are subject to numerous business related risks, including:
deterioration of business fundamentals reducing profitability due to development of alternative energy sources, consumer sentiment with respect to global warming, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition that reduces the MLP's market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain
MLPs upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.

    For a further discussion and a description of MLP tax matters, see the section entitled "Certain Federal Income Tax Matters."

                                      S-5

Non-MLPs

     Although we emphasize investments in MLPs, we also may invest in companies that are not organized as MLPs. Non-MLP companies may include companies that operate energy assets but which are organized as corporations or limited liability companies rather than in partnership form. Generally, the partnership form is more suitable for companies that operate assets which generate more stable cash flows. Companies that operate "midstream" assets (e.g., transporting, processing, storing, distributing and marketing) tend to generate more stable cash flows than those that engage in exploration and development or delivery of products to the end consumer. Non-MLP companies also may include companies that provide services directly related to the generation of income from energy-related assets, such as oil drilling services, pipeline construction and maintenance, and compression services.

     The energy industry and particular energy infrastructure companies may be adversely affected by possible terrorist attacks, such as the attacks that occurred on September 11, 2001. It is possible that facilities of energy infrastructure companies, due to the critical nature of their energy businesses to the United States, could be direct targets of terrorist attacks or be indirectly affected by attacks on others. They may have to incur significant additional costs in the future to safeguard their assets. In addition, changes in the insurance markets after September 11, 2001 may make certain types in insurance more difficult to obtain or obtainable only at significant additional cost. To the extent terrorism results in a lower level economic activity, energy consumption could be adversely affected, which would reduce revenues and impede growth. Terrorist or war related disruption of the capital markets could also affect the ability of energy infrastructure companies to raise needed capital.

Our Investments

     The types of securities in which we may invest include, but are not limited to, the following:

     MLP Equity Securities. Consistent with our investment objective, we may invest up to 100% of our total assets in equity securities issued by MLPs and their affiliates in the energy infrastructure sector, including common units, convertible subordinated units, I-Shares and limited liability company ("LLC")
common units (each discussed below). We also may invest up to 20% of our total assets in equity securities of entities not in the energy infrastructure sector.

     The value of equity securities will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially.
Equity securities risk will affect our net asset value per share, which will fluctuate as the value of the securities held by us change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. Other factors affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

     Investing in securities of smaller companies may involve greater risk than is associated with investing in more established companies. Smaller capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger more established companies.

     MLP Common Units. MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company's success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution ("MQD") prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP common unit holders have first rights to the partnership's remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter.

     MLP Convertible Subordinated Units. MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLPs, and institutional investors. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit

                                      S-6

holders. We expect to purchase subordinated units in direct placements from such persons or other persons that may hold such units. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified MQD, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, MLP convertible subordinated units generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible subordinated unit is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as do MLP common units.

     Equity Securities of MLP Affiliates. We may also invest in equity securities of MLP affiliates, by purchasing securities of limited liability entities that own general partner interests of MLPs. General partner interests of MLPs are typically retained by an MLP's original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as the entities from which we may purchase general partner interests. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP's aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights ("IDRs"), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by the MLP limited partner unitholders.

     MLP I-Shares. I-Shares represent an indirect investment in MLP common units. I-Shares are equity securities issued by affiliates of MLPs, typically a limited liability company, that owns an interest in and manages the MLP. The issuer has management rights but is not entitled to incentive distributions. The
I-Share issuer's assets consist exclusively of MLP common units. Distributions to I-Share holders in the form of additional I-Shares are generally equal in amount to the I-Units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation, however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLP and are not subject to state filing obligations solely as a result of holding such I-Shares.
Distributions of I-Shares generally do not generate unrelated business taxable income for federal income tax purposes and are qualifying income for mutual fund investors.

     Limited Liability Company Common Units. Some energy infrastructure companies in which we may invest have been organized as LLCs. Such LLCs are treated in the same manner as MLPs for federal income tax purposes. Consistent with its investment objective and policies, the Company may invest in common units or other securities of such LLCs. LLC common units represent an equity ownership interest in an LLC, entitling the holders to a share of the LLC's success through distributions and/or capital appreciation. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. LLC common unit holders generally have first right to a MQD prior to distributions to subordinated unit holders and typically have arrearage rights if the MQD is not met. In the event of liquidation, LLC common unit holders have first right to the LLC's remaining assets after bondholders, other debt holders and preferred unit holders, if any, have been paid in full. LLC common units trade on a national securities exchange or over-the-counter.

     In contrast to MLPs, LLCs have no general partner and there are generally no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels.
In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights.

     Non-MLP Equity Securities. We also may invest in common and preferred stock, limited liability company interests, limited partner interests, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships.
Common stock generally represents an equity ownership interest in an issuer.
Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by us. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which we have exposure. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence

                                      S-7

of political or economic events which effect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

     Restricted, Illiquid and Thinly-Traded Securities. We may invest up to 50%
of our total assets in restricted securities. Restricted securities are less liquid than securities traded in the open market, therefore, we may not be able to readily sell such securities. Investments currently considered by our Advisor to be illiquid because of such restrictions include subordinated convertible units and certain direct placements of common units. Such securities are unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. The sale price of securities that are not readily marketable may be lower or higher than the Company's most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of our Advisor than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these securities, we may not be able to realize these securities'
true value, or may have to delay their sale in order to do so.

    Restricted securities generally can be sold in private transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. If the issuer of the restricted securities has an effective registration statement on file with the SEC covering the restricted securities, our Advisor has the ability to deem restricted securities as liquid.
To enable us to sell our holdings of a restricted security not registered under the 1933 Act, we may have to cause those securities to be registered. When we must arrange registration because we wish to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we can sell it. We would bear the risks of any downward price fluctuation during that period.

    In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or were sold in transactions not requiring registration, such as Rule 144A transactions.
Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

    Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that exist or may develop as a result of Rule 144A may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by us, however, could affect adversely the marketability of such portfolio securities and we might be unable to dispose of such securities promptly or at reasonable prices.

    We may also invest in securities that may not be restricted, but are thinly-traded. Although securities of certain MLPs trade on the New York Stock
Exchange ("NYSE"), the American Stock Exchange ("AMEX"), the NASDAQ National
Market or other securities exchanges or markets, such securities may have a lower trading volume less than those of larger companies due to their relatively smaller capitalizations. Such securities may be difficult to dispose of at a fair price during times when we believe it is desirable to do so. Thinly-traded securities are also more difficult to value and our Advisor's judgment as to value will often be given greater weight than market quotations, if any exist.
If market quotations are not available, thinly-traded securities will be valued in accordance with procedures established by the Board. Investment of capital in thinly-traded securities may restrict our ability to take advantage of market opportunities. The risks associated with thinly-traded securities may be particularly acute in situations in which our operations require cash and could result in us borrowing to meet our short term needs or incurring losses on the sale of thinly-traded securities.

    Debt Securities. We may invest up to 20% of our total assets in debt securities, including certain securities rated below investment grade ("junk bonds"). Our debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. If a security satisfies our minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, we will not be required to dispose of such security. If a downgrade occurs, our Advisor will consider what action, including the sale of such security, is in the best interest of us and our stockholders.

    Below Investment Grade Debt Securities. We may invest up to 20% of our assets in below investment grade securities. The below investment grade debt securities in which we invest are rated from B3 to Ba1 by Moody's, from B- to
BB+ by S&P's, are comparably rated by another nationally recognized rating agency or are unrated but determined by our Advisor to be of comparable quality.

                                      S-8

    Investment in below investment grade securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in us is subject to the following specific risks:

     o    increased price sensitivity to changing interest rates and to a deteriorating economic environment;

     o    greater risk of loss due to default or declining credit quality; o adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

     o    if a negative perception of the below investment grade debt market develops, the price and liquidity of below investment grade debt securities may be depressed. This negative perception could last for a significant period of time.

    Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade debt issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, down-turns in profitability in specific industries, such as the energy infrastructure industry, could adversely affect the ability of below investment grade debt issuers in that industry to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on our net asset value and the market value of its common stock. In addition, we may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, we may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, we would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

    The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on our ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for below investment grade securities than investment grade obligations.
The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than those for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, we could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating our net asset value.

    Because investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which we may invest a portion of our assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

    We will not invest in distressed, below investment grade securities (those that are in default or the issuers of which are in bankruptcy). If a debt security becomes distressed while held by us, we may be required to bear certain extraordinary expenses in order to protect and recover its investment if it is recoverable at all.

    See Appendix C to this statement of additional information for a description of Moody's, S&P's and Fitch Ratings ("Fitch").

    Commercial Paper. We may invest in commercial paper. Commercial paper is a debt obligation usually issued by corporations and may be unsecured or secured by letters of credit or a surety bond. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.

                                      S-9

    Asset-backed commercial paper is a debt obligation generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flowing receivables like credit card receivables, auto and equipment leases, and other receivables. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.

    U.S. Government Securities. We may invest in U.S. Government Securities.
There are two broad categories of U.S. Government-related debt instruments: (a)
direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

    Examples of direct obligations of the U.S. Treasury are Treasury Bills,
Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury Bills have original maturities of one year or less. Treasury
Notes have original maturities of one to ten years and Treasury Bonds generally have original maturities of greater than ten years.

    Some agency securities are backed by the full faith and credit of the United
States and others are backed only by the rights of the issuer to borrow from the
U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National
Mortgage Association Bonds), while still others, such as the securities of the
Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

    Investment Company Securities. We do not intend to invest in shares of other investment companies to achieve our investment objective.

    Repurchase Agreements. We may enter into "repurchase agreements" backed by
U.S. Government Securities. A repurchase agreement arises when we purchase a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time we hold the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of not more than seven days and could be used to permit us to earn interest on assets awaiting long term investment. We require continuous maintenance by the custodian for our account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. Repurchase agreements maturing in more than seven days are considered illiquid securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, we could experience both delays in liquidating the underlying security and losses, including: (a)
possible decline in the value of the underlying security during the period while we seek to enforce our rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

    Reverse Repurchase Agreements. We may enter into reverse repurchase agreements for temporary purposes with banks and securities dealers if the creditworthiness of the bank or securities dealer has been determined by our
Advisor to be satisfactory. A reverse repurchase agreement is a repurchase agreement in which we are the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

    At the time when we enter into a reverse repurchase agreement, liquid assets
(cash, U.S. Government Securities or other "high-grade" debt obligations) of ours having a value at least as great as the purchase price of the securities to be purchased will be segregated on our books and held by the custodian throughout the period of the obligation. The use of reverse repurchase agreements by us creates leverage which increases our investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, our earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case. We intend to enter into reverse repurchase agreements only if the income from the investment of the proceeds is expected to be greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.

    Margin Borrowing. Although we do not currently intend to, we may in the future use margin borrowing of up to 33.33% of our total assets for investment purposes when our Advisor believes it will enhance returns. Margin borrowings by us create certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which we have borrowed increase their maintenance margin requirements
(i.e., reduce the percentage of a position that can be financed), then we could be subject to a "margin call," pursuant to which we must either deposit additional funds with the

                                      S-10

broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of our assets, we might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice. Any use of margin borrowing by us would be subject to the limitations of the 1940 Act, including the prohibition on our issuing more than one class of senior securities, and the asset coverage requirements discussed earlier in this statement of additional information. See
"Investment Limitations."

    Interest Rate Transactions. In an attempt to reduce the interest rate risk arising from our leveraged capital structure, we may, but are not obligated to, enter into interest rate transactions such as swaps, caps and floors. The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, we would agree to pay to the other party to the interest rate swap (known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to us a variable rate payment that is intended to approximate our variable rate payment obligation on any variable rate borrowings or preferred stock. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, we would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, it would receive from the counterparty payments of the difference based on the notional amount of such cap. In an interest rate floor, we would be entitled to receive, to the extent that a specified index falls below a predetermined interest rate, payments of interest on a notional principal amount from the party selling the interest rate floor. When interest rate transactions are outstanding, we will segregate liquid assets with its custodian in an amount equal to its net payment obligation under the transactions. Therefore, depending on the state of interest rates in general, our use of interest rate transactions could enhance or decrease cash flow available to make payments with respect to the MMP Shares. Further, to the extent there is a decline in interest rates, the value of the interest rate transactions could decline, and could result in a decline in our net asset value. In addition, if the counterparty to an interest rate transaction defaults, we would not be able to use the anticipated net receipts under the interest rate transaction to offset our cost of financial leverage.

     We have entered into interest rate swap transactions intended to hedge our interest payment obligations under currently outstanding Series A and Series B
Tortoise Notes against material increases in interest rates for the period beginning March 2006 and continuing through November 2015 with respect to Series
A Tortoise Notes and for the period beginning March 2006 and continuing through
December 2015 with respect to Series B Tortoise Notes. We have also entered into interest rate swap transactions intended to hedge our dividend payment obligations under the MMP Shares for the period beginning February 2006 and continuing through February 2013, for the period beginning February 2006 and continuing through February 2015, for the period beginning February 2006 and continuing through February 2017, and for the period beginning March 2006 and continuing through March 2018.

    Delayed-Delivery Transactions. Securities may be bought and sold on a delayed-delivery or when-issued basis. Delayed-delivery transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. We may receive fees or price concessions for entering into delayed-delivery transactions.

    When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with our investments. If we remain substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, we will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When we sell a security on a delayed-delivery basis, we do not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, we could miss a favorable price or yield opportunity or suffer a loss.

    Securities Lending. We may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows us to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by our Advisor to be of good credit and legal standing. Furthermore, loans of securities will only be made if, in our
Advisor's judgment, the consideration to be earned from such loans would justify the risk.

    Our Advisor understands that it is the current view of the SEC staff that we may engage in loan transactions only under the following conditions: (1) we must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S.
Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, we must be able to terminate the loan at any time; (4) we

                                      S-11

must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) we may pay only reasonable custodian fees in connection with the loan; and (6) the Board must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

    Temporary Investments and Defensive Investments. Pending investment of the proceeds of this offering (which we expect may take up to approximately three months following the closing of this offering), we may invest up to 100% of net offering proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed income securities-all of which are expected to provide a lower yield than the securities of MLPs and their affiliates, or may hold cash. We also may invest in such instruments on a temporary basis to meet working capital needs including, but not limited to, the need for collateral in connection with certain investment techniques, to hold a reserve pending payment of dividends, and to facilitate the payments of expenses and settlement of trades. We anticipate that under normal market conditions not more than 5% of our assets will be invested in these instruments.

    In addition and although inconsistent with our investment objective, under adverse market or economic conditions, we may invest 100% of our total assets in these securities. The yield on such securities may be lower than the returns on
MLP securities or yields on lower rated fixed income securities. To the extent we use this strategy, we may not achieve our investment objective.

                            MANAGEMENT OF THE COMPANY
Directors and Officers

    Our business and affairs are managed under the direction of the Board of
Directors. Accordingly, the Board of Directors provides broad supervision over our affairs, including supervision of the duties performed by our Advisor. Our officers are responsible for our day-to-day operations. The names, ages and addresses of each of our directors and officers, together with their principal occupations and other affiliations during the past five years, are set forth below. Each director and officer will hold office until his successor is duly elected and qualified, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director and officer is
10801 Mastin Boulevard, Overland Park, Kansas 66210. The Board of Directors
consists of a majority of directors who are not interested persons (as defined in the 1940 Act) of our Advisor or its affiliates.

                          POSITION(S) HELD
                         WITH COMPANY, TERM                                                NUMBER OF                  OTHER BOARD
                            OF OFFICE AND                  PRINCIPAL                  PORTFOLIOS IN FUND               POSITIONS
                              LENGTH OF                OCCUPATION DURING              COMPLEX OVERSEEN BY               HELD BY
NAME AND AGE                 TIME SERVED                PAST FIVE YEARS                  DIRECTOR (1)                  DIRECTOR
----------------   ----------------------------- ----------------------------  ------------------------------------------------
Independent
Directors

Conrad S.          Class III Director since 2005  Tenured Associate Professor of              4                 None
Ciccotello, 46                                    Risk Management and Insurance,
                                                  Robinson College of Business,
                                                  Georgia State University
                                                  (faculty member since 1999);
                                                  Director of Graduate Personal
                                                  Financial Planning Programs;
                                                  Editor, "Financial Services
                                                  Review" (an academic journal
                                                  dedicated to the study of
                                                  individual financial
                                                  management). Formerly, faculty
                                                  member, Pennsylvania State
                                                  University (1997-1999).

                                      S-12

                          POSITION(S) HELD
                         WITH COMPANY, TERM                                                NUMBER OF                  OTHER BOARD
                            OF OFFICE AND                  PRINCIPAL                  PORTFOLIOS IN FUND               POSITIONS
                              LENGTH OF                OCCUPATION DURING              COMPLEX OVERSEEN BY               HELD BY
NAME AND AGE....             TIME SERVED                PAST FIVE YEARS                  DIRECTOR (1)                  DIRECTOR
----------------   ----------------------------- ----------------------------  ------------------------------------------------
Independent
Directors
(Continued)

John R. Graham,    Class II Director since 2005  Executive-in-Residence and                     4             Erie Indemnity Company;
61                                               Professor of Finance,                                        Kansas State Bank
                                                 College of Business
                                                 Administration, Kansas State
                                                 University (has served as a
                                                 professor or adjunct professor
                                                 since 1970); Chairman of the
                                                 Board, President and CEO,
                                                 Graham Capital Management,
                                                 Inc., primarily a real estate
                                                 development and investment
                                                 company and a venture capital
                                                 company; Owner of Graham
                                                 Ventures, a business services
                                                 and venture capital firm;
                                                 formerly, CEO, Kansas Farm
                                                 Bureau Financial Services,
                                                 including seven affiliated
                                                 insurance or financial service
                                                 companies (1979-2000).

Charles  E.        Class I Director since 2005   Retired in 1999, Formerly                      4              None
Heath, 64                                        Chief Investment Officer, GE
                                                 Capital's Employers
                                                 Reinsurance Corporation
                                                 (1989-1999). Chartered
                                                 Financial Analyst ("CFA") since
                                                 1974.

                                      S-13

                          POSITION(S) HELD
                         WITH COMPANY, TERM                                                NUMBER OF                  OTHER BOARD
                            OF OFFICE AND                  PRINCIPAL                  PORTFOLIOS IN FUND               POSITIONS
                              LENGTH OF                OCCUPATION DURING              COMPLEX OVERSEEN BY               HELD BY
NAME AND AGE....             TIME SERVED                PAST FIVE YEARS                  DIRECTOR (1)                  DIRECTOR
----------------   ----------------------------- ----------------------------  ------------------------------------------------
Interested Directors
and Officers(2)

H. Kevin Birzer,     Class II Director and       Managing Director of the                       4              None
47                   Chairman of the Board       Advisor since 2002;
                     since 2005                  Partner/Senior Analyst,
                                                 Fountain Capital
                                                 Management, LLC
                                                 ("Fountain Capital") (1990-
                                                 present); Vice President,
                                                 Corporate Finance
                                                 Department, Drexel Burnham
                                                 Lambert (1986-1989); Vice
                                                 President, F. Martin Koenig
                                                 & Co., an investment
                                                 management firm (1983-1986).

Terry C. Matlack,    Class I Director, and       Managing Director of the                       4              None
51                   Chief Financial Officer     Advisor since 2002;
                     since 2005; Assistant       Managing Director, Kansas
                     Treasurer since November    City Equity Partners, LC
                     2005; Chief Compliance      ("KCEP") (2001-present);
                     Officer from June 2005 to   President, GreenStreet
                     June 2006; Treasurer from   Capital, a private investment
                     inception to November       firm (1998-2001)
                     2005

David J. Schulte,    President and Chief         Managing Director of the                     N/A              None
45                   Executive Officer since     Advisor since 2002; Managing
                     2005                        Director, KCEP (1993-present);
                                                 CFA since 1992; Member,
                                                 Corporate Governance Task Force
                                                 of CFA Institute.

Zachary A. Hamel,    Secretary since 2005        Managing Director of the                     N/A              None
41                                               Advisor since 2002;
                                                 Partner/Senior Analyst with
                                                 Fountain Capital
                                                 (1997-present).

Kenneth P.           Treasurer since 2005;       Managing Director of the                    N/A               None
Malvey, 41           Assistant Treasurer from    Advisor since 2002;
                     inception                   to November 2005 Partner/Senior
                                                 Analyst, Fountain Capital
                                                 Management (2002-present);
                                                 formerly, Investment Risk
                                                 Manager and member of the
                                                 Global Office of Investments,
                                                 GE Capital's Employers
                                                 Reinsurance Corporation
                                                 (1996-2002).
------------

(1) This number includes us, Tortoise Energy Infrastructure Corporation ("TYG"),
    Tortoise North American Energy Corporation ("TYN"), and Tortoise Energy
    Capital Corporation ("TTO"). Our Advisor also serves as the investment advisor to TYG, TYN and TTO.

                                      S-14

(2) As a result of their respective positions held with our Advisor or its affiliates, these individuals are considered "interested persons" of ours within the meaning of the 1940 Act.

    We have an audit committee consisting of three directors (the "Audit
Committee") who are not "interested persons" of ours within the meaning of the
1940 Act ("Independent Directors"). The Audit Committee members are Conrad S.
Ciccotello (Chairman), John R. Graham and Charles E. Heath. The Audit
Committee's function is to oversee the Company's accounting policies, financial reporting and internal control system. The Audit Committee makes recommendations regarding the selection of our independent registered public accounting firm, reviews the independence of such firm, reviews the scope of the audit and internal controls, considers and reports to the Board on matters relating to the
Company's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee held two meetings during fiscal year 2006.

    We have a nominating and governance committee that consists of three
Independent Directors (the "Nominating Committee"). The Nominating Committee
members are Conrad S. Ciccotello, John R. Graham (Chairman) and Charles E.
Heath. The Nominating Committee's function is to nominate and evaluate
Independent Director candidates, review the compensation arrangements for each of the directors, review corporate governance issues and developments, and to develop and recommend to the Board corporate governance guidelines and procedures, to the extent appropriate. The Nominating Committee will consider nominees recommended by shareholders so long as such recommendations are made in accordance with the Company's Bylaws. The Nominating Committee held one meeting during fiscal year 2006.

    The Company also has a compliance committee that consists of three
Independent Directors (the "Compliance Committee"). The Compliance Committee
members are Conrad S. Ciccotello, John R. Graham and Charles E. Heath
(Chairman). The Compliance Committee held one meeting during fiscal year 2006.
The Compliance Committee's function is to review the results of management's compliance testing program and to monitor compliance with the Company's Code of
Ethics.

    Directors and officers of ours who are interested persons of our Advisor or the Administrator will receive no salary or fees from us. For the current fiscal year, each Independent Director receives from us an annual retainer of $15,000
($6,000 for the Chairman of the Audit Committee) and fees of $2,000 (and reimbursement for related expenses) for each meeting of the Board or committee meeting (or $1,000 for each committee meeting that is held on the same day as a
Board meeting) he or she attends. Each Independent Director receives $1,000 for each telephone committee meeting. No director or officer will be entitled to receive pension or retirement benefits from us.

    The table below sets forth the estimated compensation paid to the directors by us for the 2006 fiscal year.

                                                                              TOTAL COMPENSATION
                                                                              FROM FUND AND FUND
NAME AND POSITION                     AGGREGATE COMPENSATION               COMPLEX PAID TO DIRECTORS
WITH THE COMPANY                         FROM THE COMPANY                        (4 COMPANIES)
------------------------------ ------------------------------------ --------------------------
INDEPENDENT DIRECTORS
Conrad S. Ciccotello                         $  28,880                             $ 125,500
John R. Graham                               $  26,880                             $ 113,500
Charles E. Heath                             $  25,880                             $ 109,500
INTERESTED DIRECTORS
H. Kevin Birzer                              $       0                             $       0
Terry C. Matlack                             $       0                             $       0

                                      S-15

    The following table sets forth the dollar range of equity securities beneficially owned by each director of ours as of November 30, 2006.

                                                                                           AGGREGATE DOLLAR RANGE OF EQUITY
                                            AGGREGATE DOLLAR RANGE                      SECURITIES IN ALL REGISTERED INVESTMENT
                                            OF COMPANY SECURITIES                      COMPANIES OVERSEEN BY DIRECTOR IN FAMILY
NAME OF DIRECTOR                       BENEFICIALLY OWNED BY DIRECTOR*                   OF INVESTMENT COMPANIES (4 COMPANIES)
----------------------                 -------------------------------      --------------------------------------------------
INDEPENDENT DIRECTORS
Conrad S. Ciccotello                           $10,001-$50,000                                    over $100,000
John R. Graham                                  over $100,000                                     over $100,000
Charles E. Heath                                over $100,000                                     over $100,000
INTERESTED DIRECTORS
H. Kevin Birzer                                 over $100,000                                     over $100,000
Terry C. Matlack                                over $100,000                                     over $100,000
------------

* Our officers and directors, as a group, owned less than one percent of our outstanding common stock.

Control Persons

    At February 28, 2007, to our knowledge, no person held (sole or shared)
power to vote or dispose of more than 5% of our outstanding shares, except as set forth in the following table. The beneficial owner listed below has sole power to vote and dispose of the shares.

         Name and Address                                                     %
         ----------------                                                     --

Stifel, Nicolaus & Company Inc.                                            12.35%
501 North Broadway
St. Louis, MO 63102

First Clearing, LLC                                                        10.45%
Riverfront Plaza (West Tower)
901 East Byrd Street
Richmond, VA  23219

Fifth Third Bank/State Teachers Retirement of Ohio                         7.31%
Fifth Third Center
Cincinnati, OH  45263

RBC Dain Rauscher Inc.                                                     6.67%
1221 Avenue of the Americas
New York, NY  10036

The Bank of New York                                                       5.13%
One Wall Street
New York, NY  10286

Indemnification of Directors and Officers

    Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. Our
Charter (the "Charter") contains such a provision which eliminates directors'
and officers' liability to the maximum extent permitted by Maryland law and the
1940 Act.

    Our Charter authorizes, to the maximum extent permitted by Maryland law and the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of ours and at our request, serves or has served

                                      S-16

another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of ours or as a present or former director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise, and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Bylaws obligate us, to the maximum extent permitted by Maryland law to indemnify any present or former director or officer or any individual who, while a director of ours and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of ours and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our obligation to indemnify any director, officer or other individual, however, is limited by the
1940 Act which prohibits us from indemnifying any director, officer or other individual from any liability resulting from the willful misconduct, bad faith, gross negligence in the performance of duties or reckless disregard of applicable obligations and duties of the directors, officers or other individuals. To the maximum extent permitted by Maryland law and the 1940 Act, our Charter and Bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of ours in any of the capacities described above and any employee or agent of ours or a predecessor of ours.

    Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made, or threatened to be made, a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith, or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

    However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation, and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Investment Advisor

    Tortoise Capital Advisors, LLC, a Delaware limited liability company, serves as our investment advisor. Our Advisor was formed in October 2002 to provide portfolio management services to institutional and high net worth investors seeking professional management of their MLP investments. Our Advisor has been managing investments in portfolios of MLPs since that time. Our Advisor also manages the investments of TYG, which began operations in February 2004, TYN, which began operations in October 2005 and TTO, which began operations in
December 2005. TYG, whose shares trade on the New York Stock exchange under the symbol "TYG", is a non-diversified, closed-end management investment company that invests principally in MLPs in the energy infrastructure sector. TYN, whose shares trade on the New York Stock Exchange under the symbol "TYN", is a non-diversified, closed-end management investment company invests primarily in
Canadian royalty trusts and income trusts and publicly traded U.S. MLPs. TTO, whose shares are expected to trade on the NYSE under the symbol "TTO", is a non-diversified, closed-end management investment company that invests primarily in privately held and micro-cap public companies in the U.S. energy infrastructure sector and has elected to be regulated as a business development company. Our investments and the investments of TYG, TYN and TTO are managed by our Advisor's investment committee. We, TYG, TYN and TTO share the same officers. As of November 30, 2006, our Advisor had client assets under management of approximately $2.0 billion, including our assets and the assets of
TYG, TYN and TTO.

    Our Advisor is located at 10801 Mastin Boulevard, Suite 222, Overland Park,
Kansas 66210.

                                      S-17

    Pursuant to an Investment Advisory Agreement (the "Advisory Agreement"), our
Advisor, subject to overall supervision by the Board, manages our investments.
Our Advisor regularly provides us with investment research advice and supervision and furnishes continuously an investment program for us, consistent with our investment objective and policies.

     Day-to-day management of our portfolio is the responsibility of our
Advisor's investment committee, which consists of Messrs. Birzer, Hamel, Malvey,
Matlack and Schulte. Messrs. Matlack and Schulte are full-time employees of our
Advisor. The other members of the investment committee are affiliates of, but not employees of, our Advisor and have significant responsibilities with
Fountain Capital. All members of the investment committee have undertaken to provide such services as necessary to fulfill the obligations of our Advisor to
us. Our Advisor is controlled equally by Fountain Capital and KCEP.

    Fountain Capital was formed in 1990 and is focused primarily on providing investment advisory services to institutional investors with respect to below investment grade debt. Atlantic Asset Management, L.L.C. ("Atlantic") is a minority owner, and an affiliate, of Fountain Capital. Atlantic was formed in
1992 and provides, directly or through affiliates, a variety of fixed income investment advisory services including investment grade bond and high-yield bond strategies, investment grade collateralized debt obligations and mortgage hedge funds.

     KCEP was formed in 1993 and until recently, managed KCEP Ventures II, L.P.
("KCEP II"), a private equity fund with committed capital of $55 million invested in a variety of companies in diverse industries. KCEP II wound up its operations in late 2006, has no remaining portfolio investments and has distributed proceeds to its partners. KCEP Ventures I, L.P. ("KCEP I"), a start-up and early-stage venture capital fund launched in 1994 and previously managed by KCEP, also recently completed the process of winding down. As a part of that process, KCEP I entered into a consensual order of receivership, which was necessary to allow KCEP I to distribute its remaining $1.3 million of assets to creditors and the SBA. The consensual order acknowledged a capital impairment condition and the resulting nonperformance by KCEP I of its agreement with the
SBA, both of which were violations of the provisions requiring repayment of capital under the Small Business Investment Act of 1958 and the regulations thereunder.

    The following table provides information about other accounts managed on a day-to-day basis by each of the portfolio managers as of November 30, 2006.

                                                                                   NUMBER OF        TOTAL ASSETS
                                                                                   ACCOUNTS          OF ACCOUNTS
                                                                   TOTAL           PAYING A           PAYING A
                                                 NUMBER OF       ASSETS OF        PERFORMANCE        PERFORMANCE
NAME OF MANAGER                                  ACCOUNTS        ACCOUNTS             FEE               FEE*
------------------------------------------   --------------- --------------- -------------------------------
H. Kevin Birzer
    Registered investment companies                 2         $1,101,619,143         0
    Other pooled investment vehicles                5         $1,928,523,567         1
                                                                                                $42,933,012
    Other accounts                                 182        $1,965,319,994         0
Zachary A. Hamel
    Registered investment companies                 2         $1,101,619,143         0
    Other pooled investment vehicles                5         $1,928,523,567         1
                                                                                                $42,933,012
    Other accounts                                 182        $1,965,319,994         0
Kenneth P. Malvey
    Registered investment companies                 2         $1,101,619,143         0
    Other pooled investment vehicles                5         $1,928,523,567         1
                                                                                                $42,933,012
    Other accounts                                 182        $1,965,319,994         0
Terry C. Matlack
    Registered investment companies                 2         $1,101,619,143         0
    Other pooled investment vehicles                2           $ 69,933,012         2          $69,933,012
    Other accounts                                 160         $ 185,779,727         0
David J. Schulte
    Registered investment companies                 2         $1,101,619,143         0
    Other pooled investment vehicles                2           $ 69,933,012         2          $69,933,012
    Other accounts                                 160         $ 185,779,727         0

    None of Messrs. Schulte, Matlack, Birzer, Hamel or Malvey receive any direct compensation from the Fund or any other of the managed accounts reflected in the table above. All such accounts are managed by our Advisor, Fountain or KCEP.
Messrs. Schulte and Matlack are full-time employees of our Advisor and receive a fixed salary for the services they provide. Fountain Capital is paid a fixed monthly fee, subject to adjustment, for the services of Messrs. Birzer, Hamel or
Malvey. Each of Messrs. Schulte, Matlack,

                                      S-18

Birzer, Hamel and Malvey own an equity interest in either KCEP or Fountain
Capital, the two entities that control our Advisor, and each thus benefits from increases in the net income of our Advisor, KCEP or Fountain Capital.

    The following table sets forth the dollar range of equity securities beneficially owned by each of the portfolio managers as of the date of this statement of additional information.

                                               AGGREGATE DOLLAR RANGE OF
                                                    OUR SECURITIES
                                                 BENEFICIALLY OWNED BY
NAME OF MANAGER                                         MANAGER
-----------------------------------------   ----------------------------------
H. Kevin Birzer                                      Over $100,000
Zachary A. Hamel                                   $50,001 - $100,000
Kenneth P. Malvey                                  $10,001 - $50,000
Terry C. Matlack                                     Over $100,000
David J. Schulte                                   $10,001 - $50,000

    In addition to portfolio management services, our Advisor is obligated to supply our Board and officers with certain statistical information and reports, to oversee the maintenance of various books and records and to arrange for the preservation of records in accordance with applicable federal law and regulations. Under the Investment Advisory Agreement, we paid our Advisor quarterly, as compensation for the services rendered by it, a fee equal to 0.90%
annually of our average monthly Managed Assets until May 31, 2006. Currently, we pay our Advisor a fee equal to 0.95% annually of our average monthly Managed
Assets. Managed Assets means our total assets (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities other than (1) deferred taxes, (2) debt entered into for the purpose of leverage, and (3) the aggregate liquidation preference of any outstanding preferred shares. For our initial fiscal year beginning May 31, 2005 and ending
November 30, 2005, our Advisor received $1,786,635 as compensation for advisory services. For our fiscal year ending November 30, 2006, our Advisor received
$5,510,366 as compensation for advisory services.

    Because the management fees paid to our Advisor are based upon a percentage of our Managed Assets, fees paid to our Advisor are higher when we are leveraged; thus, our Advisor will have an incentive to leverage us. Our Advisor intends to leverage us only when it believes it will serve the best interests of our stockholders. Our average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five (5) days of the end of that quarter.

    The Advisory Agreement provides that we will pay all expenses other than those expressly stated to be payable by our Advisor, which expenses payable by the Company shall include, without implied limitation: (1) expenses of maintaining and continuing our existence and related overhead, including, to the extent services are provided by personnel of our Advisor or its affiliates, office space and facilities and personnel compensation, training and benefits,
(2) our registration under the 1940 Act, (3) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on our behalf, (4) auditing, accounting and legal expenses, (5) taxes and interest, (6) governmental fees,
(7) expenses of listing our shares with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of our interests, including expenses of conducting tender offers for the purpose of repurchasing common stock, (8)
expenses of registering and qualifying us and our shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes, (9) expenses of communicating with stockholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor, (10) expenses of reports to governmental officers and commissions, (11) insurance expenses, (12) association membership dues, (13) fees, expenses and disbursements of custodians and subcustodians for all services to us (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of NAVs), (14) fees, expenses and disbursements of transfer agents, dividend and interest paying agents, stockholder servicing agents and registrars for all services to us, (15) compensation and expenses of our directors who are not members of our Advisor's organization, (16) pricing and valuation services employed by us, (17) all expenses incurred in connection with leveraging of our assets through a line of credit or other indebtedness or issuing and maintaining notes or preferred stock, (18) all expenses incurred in connection with offerings of our common and preferred stock and debt securities, and (19) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and our obligation to indemnify our directors, officers and stockholders with respect thereto.

    The Advisory Agreement provides that our Advisor will not be liable in any way for any default, failure or defect in any of the securities comprising portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in the Advisory

                                      S-19

Agreement. However, our Advisor shall be liable to us for any loss, damage, claim, cost, charge, expense or liability resulting from our Advisor's willful misconduct, bad faith or gross negligence or disregard by our Advisor of our
Advisor's duties or standard of care, diligence and skill set forth in the
Advisory Agreement or a material breach or default of our Advisor's obligations under the Advisory Agreement.

    The Advisory Agreement will continue in force from year to year provided such continuance is approved by a majority of the Board or by a vote of the holders of a majority of our outstanding voting securities. Additionally, the
Advisory Agreement must be approved annually by a vote of a majority of the
Independent Directors. The Advisory Agreement may be terminated by our Advisor or us, without penalty, on sixty (60) days' prior written notice to the other.
The Advisory Agreement will terminate automatically in the event of its assignment.

    The Advisory Agreement was most recently considered and approved by the
Board of Directors, including a majority of the Independent Directors, at a meeting held in November 2006. In its discussion of the Advisory Agreement, the
Independent Directors reviewed the performance of TYG, another registered investment company advised by our Advisor. The Independent Directors also reviewed the advisory fees charged to other accounts of our Advisor, including the varying fees charged for different types of investments, and the fees charged by other advisors to closed-end funds with similar investment objectives and policies as us. In reviewing the comparative fee information, the
Independent Directors concluded that the Advisory Agreement provided a fee structure that was (1) at least as favorable to us as the fee structure for private accounts managed by our Advisor (assuming these private accounts consisted of the asset structure anticipated for us), and (2) more favorable to us than the fees charged by other advisors managing assets for entities like us.
The Independent Directors also considered the likely profitability of our
Advisor under the Advisory Agreement. Based on this analysis, the Independent
Directors concluded that the fees and the expense ratios that we are paying under the Advisory Agreement are reasonable given the quality of services expected to be provided under the Advisory Agreement and that such fees and ratios are comparable to, and in most cases lower than, the fees charged by advisors to comparable funds. While the Independent Directors recognized the benefit to our Advisor of some economies of scale, it also concluded that our
Advisor would need to incur additional expenses to provide us the required services.

Potential Conflicts Of Interest

    Our Advisor and its affiliates manage other accounts and portfolios with investment strategies similar to ours. Securities frequently meet our investment objective and that of such other accounts and we may compete against other accounts for the same trade, including the priority of the trading order.

    Our Advisor also serves as investment advisor to TYG, TYN, TTO, and numerous other individual accounts. TYG invests primarily in equity securities of MLPs issued by energy infrastructure companies, TYN invests primarily in publicly traded Canadian royalty trusts and income trusts and publicly traded MLPs and
TTO invests primarily in privately held and micro-cap public companies in the
U.S. energy infrastructure sector. To the extent certain MLP securities or other energy infrastructure company securities meet the investment objectives of these companies or other accounts managed by our Advisor, we may compete with TYG, TYN and TTO and these other accounts for the same investment opportunities.

    It is possible that at times identical securities will be held by us and other accounts. However, positions in the same issuer may vary and the length of time that we or other accounts may choose to hold their investment in the same issuer may likewise vary. To the extent that one or more of the accounts managed by our Advisor seeks to acquire the same security at about the same time, we may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, we may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if our Advisor decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by us and other accounts, the resulting participation in volume transactions could produce better executions for us. In the event more than one account purchases or sells the same security as us on a given date, the purchases and sales will be allocated among the clients on a good faith equitable basis by our Advisor in its discretion in accordance with the client's various objectives and our
Advisor's procedures. Although the other accounts may have the same or similar investment objectives and policies as ours, their portfolios may not necessarily consist of the same investments as ours or each other, and their performance results are likely to differ from those of ours.

    Under the 1940 Act, we and our affiliates may be precluded from co-investing in private placements of securities. Our Advisor and TYG have applied to the SEC for exemptive relief to permit TYG, TYN, TTO, us and our respective affiliates to make such investments. Unless and until an exemptive order is obtained, we will not co-invest with its affiliates in private placement transactions. We cannot guaranty that the requested relief will be granted by the SEC. Unless and until an exemptive order is obtained, our Advisor

                                      S-20

will not co-invest its proprietary accounts or other clients' assets in private transactions in which we invest. Until we and our Advisor receive exemptive relief, our Advisor will observe a policy for allocating opportunities among its clients that takes into account the amount of each client's available cash and its investment objectives. As a result of one or more of these situations, we may not be able to invest as much as we otherwise would in certain investments or may not be able to liquidate a position as quickly.

Transfer Agent

     Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rhode Island
02940, serves as transfer agent with respect to our common stock as well as our dividend paying agent and Plan Agent for our Automatic Dividend Reinvestment
Plan with respect to our common stock.

Code of Ethics

    We and our Advisor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, which is applicable to officers, directors and designated employees of us and our Advisor (collectively, the "Codes"). Subject to certain limitations, the Codes permit those officers, directors and designated employees of ours and our Advisor ("Covered Persons") to invest in securities, including securities that may be purchased or held by us. The Codes contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Covered Persons and the interests of investment advisory clients such as ours. Among other things, the Codes prohibit certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Codes may be granted in particular circumstances after review by appropriate personnel.

    The Codes can be reviewed and copied at the SEC's Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Our code of ethics is also available on the EDGAR Database on the SEC's Internet site at
http://www.sec.gov, and, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the
SEC's Public Reference Section, Washington, D.C. 20549-0102.

                             PORTFOLIO TRANSACTIONS

Execution of Portfolio Transactions

    Our Advisor is responsible for decisions to buy and sell securities for us, broker-dealer selection, and negotiation of brokerage commission rates. Our
Advisor's primary consideration in effecting a security transaction will be to obtain the best execution. In selecting a broker-dealer to execute each particular transaction, our Advisor will take the following into consideration:
the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and
the value of the expected contribution of the broker-dealer to our investment performance on a continuing basis. Accordingly, the price to us in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

    The ability to invest in direct placements of MLP securities is critical to our ability to meet its investment objective because of the limited number of
MLP securities available for investment and, in some cases, the relatively small trading volumes of certain securities. Accordingly, we may, from time to time, enter into arrangements with placement agents in connection with direct placement transactions.

    In evaluating placement agent proposals, we will consider each broker's access to issuers of MLP securities and experience in the MLP market, particularly the direct placement market. In addition to these factors, we will consider whether the proposed services are customary, whether the proposed fee schedules are within the range of customary rates, whether any proposal would obligate us to enter into transactions involving a minimum fee, dollar amount or volume of securities, or into any transaction whatsoever, and other terms such as indemnification provisions.

    Subject to such policies as the Board may from time to time determine, our
Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused us to pay a broker or dealer that provides brokerage and research services to our Advisor an amount of commission for effecting an investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if our Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed

                                      S-21

in terms of either that particular transaction or our Advisor's overall responsibilities with respect to us and to other clients of our Advisor as to which our Advisor exercises investment discretion. Our Advisor is further authorized to allocate the orders placed by it on behalf of us to such brokers and dealers who also provide research or statistical material or other services to us, our Advisor or to any sub-advisor. Such allocation shall be in such amounts and proportions as our Advisor shall determine and our Advisor will report on said allocations regularly to the Board indicating the brokers to whom such allocations have been made and the basis therefor. For the period beginning
May 31, 2005 through November 30, 2005 and for the fiscal year ended November
30, 2006, we paid aggregate brokerage commissions of $88,845 and $52,247, respectively. No direct placement fees were paid in fiscal 2005 or 2006.

Portfolio Turnover

    Our annual portfolio turnover rate may vary greatly from year to year.
Although we cannot accurately predict our annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. From the commencement of operations through November 30, 2005, our portfolio turnover rate was 0.08%. For our fiscal year ended November 30, 2006, our portfolio turnover rate was 5.56%.
However, portfolio turnover rate is not considered a limiting factor in the execution of our investment decisions. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. High portfolio turnover also may result in our recognition of gains that will increase our current and accumulated earnings and profits resulting in a greater portion of our distributions being treated as taxable dividends for Federal income tax purposes. See "Certain Federal Income Tax
Matters."

                                 NET ASSET VALUE

    We will compute our net asset value for our shares of common stock as of the close of trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month and at such other times as the Board may determine. We make our net asset value available for publication monthly. Our investment transactions are generally recorded on a trade date plus one day basis, other than for quarterly and annual reporting purposes. For purposes of determining the net asset value of a share of common stock, our net asset value will equal the value of our total assets (the value of the securities we hold, plus cash or other assets, including interest accrued but not yet received) less (1) all of its liabilities (including without limitation accrued expenses and both current and deferred income taxes), (2)
accumulated and unpaid interest payments and dividends on any outstanding debt or preferred stock, respectively, (3) the aggregate liquidation value of any outstanding preferred stock, (4) the aggregate principal amount of any outstanding senior notes, including any series of Tortoise Notes, and (5) any distributions payable on the common stock. The net asset value per share of our common stock will equal our net asset value divided by the number of outstanding shares of common stock.

    Pursuant to an agreement with U.S. Bancorp Fund Services, LLC (the
"Accounting Services Provider"), the Accounting Services Provider will value our assets in accordance with Valuation Procedures adopted by the Board of
Directors. The Accounting Services Provider will obtain securities market quotations from independent pricing services approved by the Adviser and ratified by the Board. Securities for which market quotations are readily available shall be valued at "market value." Any other securities shall be valued at "fair value."

    Valuation of certain assets at market value will be as follows. For equity securities, the Accounting Services Provider will first use readily available market quotations and will obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service. For fixed income securities, the Accounting Services
Provider will use readily available market quotations based upon the last sale price of a security on the day we value our assets or a market value from a pricing service or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security. For options, futures contracts and options on futures contracts, the Accounting Services Provider will use readily available market quotations. If no sales are reported on any exchange or over-the-counter ("OTC") market for an option, futures contract or option on futures contracts, the Accounting Services Provider will use the calculated mean based on bid and asked prices obtained from the primary exchange or OTC market.

    If the Accounting Services Provider cannot obtain a market value or the
Adviser determines that the value of a security as so obtained does not represent a fair value as of the valuation time (due to a significant development subsequent to the time its price is determined or otherwise), fair value for the security shall be determined pursuant to the Valuation Procedures adopted by the Board. The Valuation Procedures provide that the Adviser will consider a variety of factors with respect to the individual issuer and security in determining and monitoring the continued appropriateness of fair value, including, without limitation, financial statements and fundamental data with respect to the issuer, cost, the amount of any discount, restrictions on transfer and registration rights and other information deemed relevant. A report of any prices determined pursuant to certain preapproved methodologies will be presented to the Board or a designated committee thereof for approval at the next regularly scheduled board meeting. The Valuation Procedures currently provide for methodologies to be used to fair value equity securities, debt securities and control securities. With respect to equity securities, among the factors used to fair value a security subject to restrictions on resale is whether the security has a common

                                      S-22

share counterpart trading in a public market. If a security does not have a common share counterpart, the security shall be valued initially and thereafter by the Adviser based on all relevant factors, including, but not limited to, cost, and such valuation will be presented to the Board for review and ratification. If a security has a common share counterpart trading in a public market or is convertible into publicly-traded common shares, the Adviser shall determine an appropriate percentage discount for the security in light of its resale restrictions and other factors.

    With respect to debt securities, among the various factors that can affect the value of such securities are (i) whether the issuing company has freely trading debt securities of the same maturity and interest rate; (ii) whether the issuing company has an effective registration statement in place for the securities; and whether a market is made in the securities. Subject to the particular considerations of an issue, debt securities generally will be valued at amortized cost.

    With respect to control securities (equity securities of an issuer that is deemed to be an affiliate of ours due to our ownership or the beneficial ownership of our Adviser of 10% or more of the outstanding shares of the same class of such issuer), if the class of security continues to trade in a public market or is covered by a currently effective registration statement, the security ordinarily will be valued at the common share market price. If the class of the security ceases to trade in a public market or is otherwise not tradeable, the security shall be valued by the Adviser based on all relevant factors, including, but not limited to, cost, and such valuation will be presented to the our Board for review and ratification.

    The foregoing methods for fair valuing securities may be used only as long as the Adviser believes they continue to represent fair value and the discussion above is qualified in its entirety by our Valuation Procedures.

    In computing net asset value, we will review the valuation of the obligation for income taxes separately for current taxes and deferred taxes due to the differing impact of each on (i) the anticipated timing of required tax payments and (ii) the impact of each on the treatment of distributions by us to our stockholders.

    The allocation between current and deferred income taxes is determined based upon the value of assets reported for book purposes compared to the respective net tax bases of assets for federal income tax purposes. It is anticipated that cash distributions from MLPs in which we invest will not equal the amount of taxable income allocable to us primarily as a result of depreciation and amortization deductions recorded by the MLPs. This may result, in effect, in a portion of the cash distribution received by us not being treated as income for federal income tax purposes. The relative portion of such distributions not treated as income for tax purposes will vary among the MLPs, and also will vary year by year for each MLP, but in each case will reduce our remaining tax basis, if any, in the particular MLP. The Adviser will be able to directly confirm the portion of each distribution recognized as taxable income when it receives annual tax reporting information from each MLP.

                       CERTAIN FEDERAL INCOME TAX MATTERS

    The following is a summary of certain material U.S. federal income tax considerations relating to us and our investments in MLPs and to the purchase, ownership and disposition of our securities. The discussion generally applies only to holders of securities that are U.S. holders. You will be a U.S. holder if you are an individual who is a citizen or resident of the United States, a
U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in our securities.
This summary deals only with U.S. holders that hold our securities as capital assets and who purchase the securities in connection with the offering(s)
herein. It does not address considerations that may be relevant to you if you are an investor that is subject to special tax rules, such as a financial institution, insurance company, regulated investment company, real estate investment trust, investor in pass-through entities, U.S. holder of securities whose "functional currency" is not the United States dollar, tax-exempt organization, dealer in securities or currencies, trader in securities or commodities that elects mark to market treatment, a person who holds the securities in a qualified tax deferred account such as an IRA, or a person who will hold the securities as a position in a "straddle," "hedge" or as part of a
"constructive sale" for federal income tax purposes. In addition, this discussion does not address the possible application of the U.S. federal alternative minimum tax.

    This summary is based on the provisions of the Internal Revenue Code, the applicable Treasury regulations promulgated thereunder, judicial authority and current administrative rulings, as in effect on the date of this statement of additional information, all of which may change. Any change could apply retroactively and could affect the continued validity of this summary.

    As stated above, this discussion does not discuss all aspects of U.S.
federal income taxation that may be relevant to a particular holder of our securities in light of such holder's particular circumstances and income tax situation. Prospective holders should consult their own tax advisors as to the specific tax consequences to them of the purchase, ownership and disposition of the securities,

                                      S-23

including the application and the effect of state, local, foreign and other tax laws and the possible effects of changes in U.S. or other tax laws.

Taxation of the Company

    We are treated as a C corporation for federal and state income tax purposes.
We compute and pay federal and state income tax on our taxable income. Thus, we are subject to federal income tax on our taxable income at tax rates up to 35%.
Additionally, in certain instances we could be subject to the federal alternative minimum tax of 20% on our alternative minimum taxable income to the extent that the alternative minimum tax exceeds our regular federal income tax.

    As indicated above, we generally invest our assets primarily in MLPs. MLPs generally are treated as partnerships for federal income tax purposes. Since partnerships are generally not subject to federal income tax, the partnership's partners must report as their income their proportionate share of the partnership's income. Thus, as a partner in MLPs, we will report our proportionate share of the MLPs' income in computing our federal taxable income, irrespective of whether any cash or other distributions are made by the MLPs to
us. We will also take into account in computing our taxable income any other items of our income, gain, deduction or loss. We anticipate that these may include interest income earned on our investment in debt securities, deductions for our operating expenses and gain or loss recognized by us on the sale of MLP interests or any other security.

    As explained below, based upon the historic performance of MLPs, we anticipate initially that our proportionate share of the MLPs' taxable income will be significantly less than the amount of cash distributions we receive from the MLPs. In such case, we anticipate that we will not incur federal income tax on a significant portion of our cash flow, particularly after taking into account our current operational expenses. If the MLPs' taxable income is a significantly greater portion of the MLPs' cash distributions, we will incur additional current federal income tax liability, possibly in excess of the cash distributions we receive.

    We anticipate that each year we will turn over a certain portion of our investment assets. We will recognize gain or loss on the disposition of all or a portion of our interests in MLPs in an amount equal to the difference between the sales price and our basis in the MLP interests sold. To the extent we receive MLP cash distributions in excess of the taxable income reportable by us with respect to such MLP interest, our basis in the MLP interest will be reduced and our gain on the sale of the MLP interest likewise will be increased.

    We are not treated as a regulated investment company under the federal income tax laws. The Internal Revenue Code generally provides that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its income. Our assets do not, and are not expected to, meet current tests for qualification as a regulated investment company for federal income tax purposes. The regulated investment company taxation rules have no application to us or our stockholders. Although recent changes to the federal tax laws permit regulated investment companies to invest up to 25% of the value of their total assets in securities of MLPs, such changes still would not allow us to pursue our objective. Accordingly, we do not intend to change our tax status as a result of such legislation.

Federal Income Taxation of MLPs

    MLPs are similar to corporations in many respects, but differ in others, especially in the way they are taxed for federal income tax purposes. A corporation is a distinct legal entity, separate from its stockholders and employees and is treated as a separate entity for federal income tax purposes as well. Like individual taxpayers, a corporation must pay a federal income tax on its income. To the extent the corporation distributes its income to its stockholders in the form of dividends, the stockholders must pay federal income tax on the dividends they receive. For this reason, it is said that corporate income is double-taxed, or taxed at two levels.

    An MLP that satisfies the Qualifying Income rules described below, and does not elect otherwise, is treated for federal income tax purposes as a pass-through entity. No federal income tax is paid at the partnership level. A partnership's income is considered earned by all the partners; it is allocated among all the partners in proportion to their interests in the partnership
(generally as provided in the partnership agreement), and each partner pays tax on his, her or its share of the partnership's income. All the other items that go into determining taxable income and tax owed are passed through to the partners as well -- capital gains and losses, deductions, credits, etc.
Partnership income is thus said to be single-taxed or taxed only at one level --
that of the partner. The Internal Revenue Code generally requires
"publicly-traded partnerships" to be treated as corporations for federal income tax purposes. However, if the publicly-traded partnership satisfies certain requirements and does not elect otherwise, the publicly-traded partnership will be taxed as a partnership for federal income tax purposes, referred to herein as an MLP. Under these requirements, an MLP must derive each year at least 90% of its gross income from Qualifying Income.

                                      S-24

    Qualifying Income for MLPs includes interest, dividends, real estate rents, gain from the sale or disposition of real property, certain income and gain from commodities or commodity futures, and income and gain from certain mineral or natural resources activities. Mineral or natural resources activities that generate Qualifying Income include income and gains from the exploration, development, mining or production, processing, refining, transportation
(including pipelines transporting gas, oil or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber). This means that most MLPs today are in energy, timber, or real estate related businesses.

    Because the MLP itself does not pay federal income tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash or other payment from the MLP. It is important to note that an MLP investor is taxed on his share of partnership income whether or not he actually receives any cash or other property from the partnership. The tax is based not on money or other property he actually receives, but his proportionate share of what the partnership earns. However, most MLPs make it a policy to make quarterly distributions to their partners that will comfortably exceed any income tax owed. Although they resemble corporate dividends, MLP distributions are treated differently. The MLP distribution is treated as a return of capital to the extent of the investor's basis in his MLP interest and, to the extent the distribution exceeds the investor's basis in the MLP interest, capital gain. The investor's original basis is generally the price paid for the units. The basis is adjusted downward with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of income and gain.

    The partner generally will not be taxed on MLP distributions until (1) he sells his MLP units and pays tax on his gain, which gain is increased due to the basis decrease resulting from prior distributions; or (2) his basis reaches zero. When the units are sold, the difference between the sales price and the investor's adjusted basis is the gain or loss for federal income tax purposes.

    At tax filing season an MLP investor will receive a Schedule K-1 form showing the investor's share of each item of the partnership's income, gain, loss, deductions and credits. The investor will use that information to figure the investor's taxable income (MLPs generally provide their investors with material that walks them through all the steps). If there is net income derived from the MLP, the investor pays federal income tax at his, her or its tax rate.
If there is a net loss derived from the MLP, it is generally considered a
"passive loss" under the Internal Revenue Code and generally may not be used to offset income from other sources, but must be carried forward.

    Because we are a corporation, we, and not our stockholders, will report the income or loss of the MLPs. Thus, our stockholders will not have to deal with any Schedules K-1 reporting income and loss items of the MLPs. Stockholders, instead, will receive a Form 1099 from us. In addition, due to our broad public ownership, we do not expect to be subject to the passive loss limitation rules mentioned in the preceding paragraph.

Common and Preferred Stock

    Federal Income Tax Treatment of Common Stock Distributions. Unlike a holder of a direct interest in MLPs, a stockholder will not include its allocable share of our income, gains, losses or deductions in computing its own taxable income.
Instead, since we are of the opinion that, under present law, our shares of common stock will constitute equity, distributions with respect to such shares
(other than distributions in redemption of shares subject to Section 302(b) of the Internal Revenue Code) will generally constitute dividends to the extent of our allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation's earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the MLPs, we anticipate that the distributed cash from the MLPs will exceed our share of the MLPs'
income. In addition, earnings and profits are treated generally, for federal income tax purposes, as first being used to pay distributions on preferred stock, and then to the extent remaining, if any, to pay distributions on the common stock. Thus, we anticipate that only a portion of the distributions of distributable cash flow ("DCF") will be treated as dividend income to common stockholders. To the extent that distributions to a stockholder exceed our current and accumulated earnings and profits, such distributions will be treated as a return of capital and the stockholder's basis in shares of stock with respect to which the distributions are made will be reduced and, if a stockholder has no further basis in the shares, the stockholder will report any excess as capital gain if the stockholder holds such shares as a capital asset.

    Dividends of current or accumulated earnings and profits generally will be taxable as ordinary income to holders but are expected to be treated as
"qualified dividend income" that is generally subject to reduced rates of federal income taxation for noncorporate investors and are also expected to be eligible for the dividends received deduction available to corporate stockholders under Section 243 of the Internal Revenue Code. Under federal income tax law, qualified dividend income received by individual and other noncorporate stockholders is taxed at long-term capital gain rates, which currently reach a maximum of 15%. Qualified dividend

                                      S-25

income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria. To be treated as qualified dividend income, the stockholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning
60 days before the ex-dividend date (or more than 90 days during the 181-day period beginning 90 days before the ex-dividend date in the case of certain preferred stock dividends). A stockholder's holding period may be reduced for purposes of this rule if the stockholder engages in certain risk reduction transactions with respect to the common or preferred stock. The provisions of the Internal Revenue Code applicable to qualified dividend income are effective through 2010. Thereafter, higher tax rates will apply unless further legislative action is taken.

    Corporate holders should be aware that certain limitations apply to the availability of the dividends received deduction, including limitations on the aggregate amount of the deduction that may be claimed and limitations based on the holding period of the shares on which the dividend is paid, which holding period may be reduced if the holder engages in risk reduction transactions with respect to its shares. Corporate holders should consult their own tax advisors regarding the application of these limitations to their particular situation.

    If a common stockholder participates in our Automatic Dividend Reinvestment
Plan, such stockholder will be treated as receiving the amount of the distributions made by the Company, which amount generally will be either equal to the amount of cash distribution the stockholder would have received if the stockholder had elected to receive cash or, for shares issued by the Company, the fair market value of the shares issued to the stockholder.

    Federal Income Tax Treatment of Preferred Stock Distributions. Under present law, we believe that our preferred stock will constitute equity for federal income tax purposes, and thus distributions with respect to the preferred stock
(other than distributions in redemption of preferred stock subject to Section
302(b) of the Internal Revenue Code) will generally constitute dividends to the extent of our current or accumulated earnings and profits allocable to such shares, as calculated for federal income tax purposes. Earnings and profits are generally treated, for federal income tax purposes, as first being allocable to distributions on the preferred stock and then to the extent remaining, if any, to distributions on our common stock. Dividends generally will be taxable as ordinary income to holders, but are expected to be treated as "qualified dividend income" that is generally subject to reduced rates of federal income taxation for noncorporate investors, as described above. In the case of corporate holders of preferred stock, subject to applicable requirements and limitations, dividends may be eligible for the dividends received deduction available to corporations under Section 243 of the Internal Revenue Code (see discussion above). Distributions in excess of our earnings and profits allocable to preferred stock, if any, will first reduce a shareholder's adjusted tax basis in his or her shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a holder who holds such shares as a capital asset.
Because we have elected not to be treated as a regulated investment company under the Internal Revenue Code, we are not entitled to designate any dividends made with respect to our stock as capital gain distributions.

    Sale of Shares. The sale of shares of common or preferred stock by holders will generally be a taxable transaction for federal income tax purposes. Holders of shares who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold. If the shares are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss. Similarly, a redemption by us (including a redemption resulting from our liquidation), if any, of all the shares actually and constructively held by a stockholder generally will give rise to capital gain or loss under Section
302(b) of the Internal Revenue Code, provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b)
of the Internal Revenue Code must be satisfied to achieve such treatment.

    Capital gain or loss will generally be long-term capital gain or loss if the shares were held for more than one year and will be short-term capital gain or loss if the disposed shares were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to federal income tax at a lower rate (currently a maximum rate of 15%) than net short-term capital gain or ordinary income (currently a maximum rate of 35%).
Under current law, the maximum federal income tax rate on capital gain for noncorporate holders is scheduled to increase to 20% for taxable years after
2010. For corporate holders, capital gain is generally taxed at the same rate as ordinary income, that is, currently at a maximum rate of 35%. A holder's ability to deduct capital losses may be limited.

    Investment by Tax-Exempt Investors and Regulated Investment Companies.
Employee benefit plans, other tax-exempt organizations and regulated investment companies may want to invest in our securities. Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on unrelated business taxable income ("UBTI"). Because we are a corporation for federal income tax purposes, an owner of shares will not report on its federal income tax return any of our items of income, gain, loss and deduction.
Therefore, a tax-

                                      S-26

exempt investor generally will not have UBTI attributable to its ownership or sale of our stock unless its ownership of the stock is debt-financed. In general, stock would be debt-financed if the tax-exempt owner of stock incurs debt to acquire the stock or otherwise incurs or maintains debt that would not have been incurred or maintained if the stock had not been acquired.

    For federal income tax purposes, a regulated investment company, or "mutual fund," may not have more than 25% of the value of its total assets, at the close of any fiscal quarter, invested in the securities of one or more qualified publicly traded partnerships, which will include most MLPs. Shares of our stock are not securities of a qualified publicly traded partnership and will not be treated as such for purposes of calculating the limitation imposed upon regulated investment companies.

    Backup Withholding. We may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable distributions (including redemption proceeds) payable to stockholders who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the Internal Revenue Service ("IRS") that they are subject to backup withholding (or if we have been so notified). Certain corporate and other stockholders specified in the Internal Revenue Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's
U.S. federal income tax liability provided the appropriate information is furnished to the IRS in a timely manner.

    Other Taxation. Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. Our distributions also may be subject to state and local taxes.

Debt Securities

    Federal Income Tax Treatment of Holders of Debt Securities. Under present law, we are of the opinion that our debt securities will constitute indebtedness for federal income tax purposes, which the discussion below assumes. We intend to treat all payments made with respect to the debt securities consistent with this characterization.

    Taxation of Interest. Payments or accruals of interest on debt securities generally will be taxable to you as ordinary interest income at the time such interest is received (actually or constructively) or accrued, in accordance with your regular method of accounting for federal income tax purposes.

    Purchase, Sale and Redemption of Debt Securities. Initially, your tax basis in debt securities acquired generally will be equal to your cost to acquire such debt securities. This basis will increase by the amounts, if any, that you include in income under the rules governing market discount, and will decrease by the amount of any amortized premium on such debt securities, as discussed below. When you sell or exchange any of your debt securities, or if any of your debt securities are redeemed, you generally will recognize gain or loss equal to the difference between the amount you realize on the transaction (less any accrued and unpaid interest, which will be subject to tax as interest in the manner described above) and your tax basis in the debt securities relinquished.

    Except as discussed below with respect to market discount, the gain or loss that you recognize on the sale, exchange or redemption of any of your debt securities generally will be capital gain or loss. Such gain or loss will generally be long-term capital gain or loss if the disposed debt securities were held for more than one year and will be short-term capital gain or loss if the disposed debt securities were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to federal income tax at a lower rate (currently a maximum rate of 15%, although this rate will increase to 20% after 2010) than net short-term capital gain or ordinary income (currently a maximum rate of 35%). For corporate holders, capital gain is generally taxed at the same rate as ordinary income, that is, currently at a maximum rate of 35%. A holder's ability to deduct capital losses may be limited.

    Amortizable Premium. If you purchase debt securities at a cost greater than their stated principal amount, plus accrued interest, you will be considered to have purchased the debt securities at a premium, and you generally may elect to amortize this premium as an offset to interest income, using a constant yield method, over the remaining term of the debt securities. If you make the election to amortize the premium, it generally will apply to all debt instruments that you hold at the time of the election, as well as any debt instruments that you subsequently acquire. In addition, you may not revoke the election without the consent of the IRS. If you elect to amortize the premium, you will be required to reduce your tax basis in the debt securities by the amount of the premium amortized during your holding period. If you do not elect to amortize premium, the amount of premium will be included in your tax basis in the debt securities.
Therefore, if you do not elect to amortize the premium and you hold the debt securities to maturity, you generally will be required to treat the premium as a capital loss when the debt securities are redeemed.

                                      S-27

    Market Discount. If you purchase debt securities at a price that reflects a
"market discount," any principal payments on, or any gain that you realize on the disposition of, the debt securities generally will be treated as ordinary interest income to the extent of the market discount that accrued on the debt securities during the time you held such debt securities. "Market discount" is defined under the Internal Revenue Code as, in general, the excess of the stated
redemption price at maturity over the purchase price of the debt security, except that if the market discount is less than 0.25% of the stated redemption price at maturity multiplied by the number of complete years to maturity, the market discount is considered to be zero. In addition, you may be required to defer the deduction of all or a portion of any interest paid on any indebtedness that you incurred or continued to purchase or carry the debt securities that were acquired at a market discount. In general, market discount will be treated as accruing ratably over the term of the debt securities, or, at your election, under a constant yield method.

    You may elect to include market discount in gross income currently as it accrues (on either a ratable or constant yield basis), in lieu of treating a portion of any gain realized on a sale of the debt securities as ordinary income. If you elect to include market discount on a current basis, the interest deduction deferral rule described above will not apply and you will increase your basis in the debt security by the amount of market discount you include in gross income. If you do make such an election, it will apply to all market discount debt instruments that you acquire on or after the first day of the first taxable year to which the election applies. This election may not be revoked without the consent of the IRS.

    Information Reporting and Backup Withholding. In general, information reporting requirements will apply to payments of principal, interest, and premium, if any, paid on debt securities and to the proceeds of the sale of debt securities paid to U.S. holders other than certain exempt recipients (such as certain corporations). Information reporting generally will apply to payments of interest on the debt securities to non-U.S. Holders (as defined below) and the amount of tax, if any, withheld with respect to such payments. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which the
non-U.S. Holder resides under the provisions of an applicable income tax treaty.
In addition, for non-U.S. Holders, information reporting will apply to the proceeds of the sale of debt securities within the United States or conducted through United States-related financial intermediaries unless the certification requirements described below have been complied with and the statement described below in "Taxation of Non-U.S. Holders" has been received (and the payor does not have actual knowledge or reason to know that the holder is a United States person) or the holder otherwise establishes an exemption.

    We may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable payments (including redemption proceeds) payable to holders of debt securities who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if we have been so notified). Certain corporate and other shareholders specified in the
Internal Revenue Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the holder's U.S. federal income tax liability provided the appropriate information is furnished to the IRS. If you are a non-U.S.
Holder, you may have to comply with certification procedures to establish your
non-U.S. status in order to avoid backup withholding tax requirements. The certification procedures required to claim the exemption from withholding tax on interest income described below will satisfy these requirements.

    Taxation of Non-U.S. Holders. If you are a non-resident alien individual or a foreign corporation (a "non-U.S. Holder"), the payment of interest on the debt securities generally will be considered "portfolio interest" and thus generally will be exempt from United States federal withholding tax. This exemption will apply to you provided that (1) interest paid on the debt securities is not effectively connected with your conduct of a trade or business in the United
States, (2) you are not a bank whose receipt of interest on the debt securities is described in Section 881(c)(3)(A) of the Internal Revenue Code, (3) you do
not actually or constructively own 10 percent or more of the combined voting power of all classes of our stock entitled to vote, (4) you are not a controlled foreign corporation that is related, directly or indirectly to us through stock ownership, and (5) you satisfy the certification requirements described below.

    To satisfy the certification requirements, either (1) the holder of any debt securities must certify, under penalties of perjury, that such holder is a
non-U.S. person and must provide such owner's name, address and taxpayer identification number, if any, on IRS Form W-8BEN, or (2) a securities clearing organization, bank or other financial institution that holds customer securities in the ordinary course of its trade or business and holds the debt securities on behalf of the holder thereof must certify, under penalties of perjury, that it has received a valid and properly executed IRS Form W-8BEN from the beneficial holder and comply with certain other requirements. Special certification rules apply for debt securities held by a foreign partnership and other intermediaries.

    Interest on debt securities received by a non-U.S. Holder that is not excluded from U.S. federal withholding tax under the portfolio interest exemption as described above generally will be subject to withholding at a 30%
rate, except where a non-U.S. Holder can

                                      S-28

claim the benefits of an applicable tax treaty to reduce or eliminate such withholding tax and such non-U.S. Holder provides us with a properly executed
IRS Form W-8BEN claiming such exemption or reduction.

    Any capital gain that a non-U.S. Holder realizes on a sale, exchange or other disposition of debt securities generally will be exempt from United States federal income tax, including withholding tax. This exemption will not apply to you if your gain is effectively connected with your conduct of a trade or business in the U.S. or you are an individual holder and are present in the U.S.
for 183 days or more in the taxable year of the disposition and either your gain is attributable to an office or other fixed place of business that you maintain in the U.S. or you have a tax home in the United States.

                              PROXY VOTING POLICIES

    We and our Advisor have adopted proxy voting policies and procedures ("Proxy
Policy"), which they believe are reasonably designed to ensure that proxies are voted in our best interests and the best interests of our stockholders. Subject to the oversight of the Board of Directors, the Board has delegated responsibility for implementing the Proxy Policy to our Advisor. Because of the unique nature of MLPs in which we primarily invest, our Advisor shall evaluate each proxy on a case-by-case basis. Because proxies of MLPs are expected to relate only to extraordinary measures, we do not believe it is prudent to adopt pre-established voting guidelines.

    In the event requests for proxies are received with respect to the voting of equity securities other than MLP equity units, on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless our Advisor determines it has a conflict or our Advisor determines there are other reasons not to vote with management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and stockholder proposals, our Advisor will vote, or abstain from voting if deemed appropriate, on a case by case basis in a manner it believes to be in the best economic interest of our stockholders. In the event requests for proxies are received with respect to debt securities, our
Advisor will vote on a case by case basis in a manner it believes to be in the best economic interest of our stockholders.

    The Chief Executive Officer is responsible for monitoring our actions and ensuring that: (1) proxies are received and forwarded to the appropriate decision makers; and (2) proxies are voted in a timely manner upon receipt of voting instructions. We are not responsible for voting proxies we do not receive, but will make reasonable efforts to obtain missing proxies. The Chief
Executive Officer shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including: (1)
significant client relationships; (2) other potential material business relationships; and (3) material personal and family relationships. All decisions regarding proxy voting shall be determined by the Investment Committee of our
Advisor and shall be executed by the Chief Executive Officer. Every effort shall be made to consult with the portfolio manager and/or analyst covering the security. We may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

    If a request for proxy presents a conflict of interest between our stockholders on one hand, and our Advisor, the principal underwriters, or any affiliated persons of ours, on the other hand, our management may: (1) disclose the potential conflict to the Board of Directors and obtain consent; or (2)
establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions.

    Information regarding how we voted proxies for the period from our commencement of operations through June 30, 2006, is available without charge by calling us at (866) 362-9331. You may also access this information on the SEC's website at http://www.sec.gov. Our link on our Advisor's website at
www.tortoiseadvisors.com provides a link to all of our reports filed with the
SEC.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Ernst & Young LLP, 1200 Main Street, Kansas City, Missouri, serves as our independent registered public accounting firm. Ernst & Young LLP, 1200 Main
Street, Kansas City, Missouri, provides audit and audit-related services, tax return preparation and assistance and consultation in connection with review of our filings with the SEC.

                                    CUSTODIAN

     U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee,
Wisconsin 53212 serves as the custodian of our cash and investment securities.
We pay the custodian a monthly fee computed at an annual rate of 0.015% on the first $100 million of our portfolio assets and 0.01% on the

                                      S-29

balance of our Managed Assets, subject to a minimum annual fee of $4,800. U.S.
Bank is also the lender under our $120,000,000 unsecured revolving credit facility. We agreed to reimburse U.S. Bank, N.A. for legal fees and other expenses incurred by U.S. Bank, N.A. in documenting the credit facility.

                              INTERNAL ACCOUNTANT

    U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") serves as our internal accountant. For its services, we pay U.S. Bancorp a fee computed at $24,000 for the first $50 million of our net assets, 0.0125% on the next $200 million of net assets and 0.0075% on the balance of our net assets. For the period beginning
May 31, 2005 through November 30, 2005, and fiscal year 2006, we paid U.S.
Bancorp $29,998 and $62,294, respectively, for internal accounting services.

                             ADDITIONAL INFORMATION

    A Registration Statement on Form N-2, including amendments thereto, relating to the common stock, preferred stock and debt securities offered hereby, has been filed by us with the SEC. The prospectus, prospectus supplement, and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. Please refer to the Registration Statement for further information with respect to us and the offering of our securities. Statements contained in the prospectus, prospectus supplement, and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to a Registration Statement, each such statement being qualified in all respects by such reference. Copies of the
Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                              FINANCIAL STATEMENTS

    Our 2006 Annual Report, which contains our financial statements as of
November 30, 2006, notes thereto, and other information about us, has been filed with the SEC, and is hereby incorporated by reference into, and shall be deemed to accompany, this Statement of Additional Information. Our 2006 Annual Report
includes supplemental financial information which presents selected ratios as a percentage of our total investment portfolio and a calculation of our distributable cash flow ("DCF") and related information. You may request a free copy of the Statement of Additional Information, our annual, semi-annual and quarterly reports, or make other requests for information about us, by calling toll-free 1-866-362-9331, or by writing to us at 10801 Mastin Boulevard., Suite
222, Overland Park, Kansas 66210.

                                      S-30

                                   APPENDIX A

                 SUMMARY OF CERTAIN PROVISIONS OF THE INDENTURE
                           AND SUPPLEMENTAL INDENTURE

     The following is a summary of certain provisions of the Indenture dated as of November 14, 2005 (the "Original Indenture") and the form of supplemental indenture dated _________, 20__. This summary does not purport to be complete and is qualified in its entirety by reference to the Original Indenture, a copy of which is on file with the SEC and the supplemental indenture, which will be filed with SEC along with the related prospectus supplement.

                                   DEFINITIONS

     "`AA' Composite Commercial Paper Rate" on any date means (i) the interest equivalent of (1) the 7-day rate, in the case of a Rate Period which is 7 days or shorter, (2) the 30-day rate, in the case of a Rate Period which is a
Standard Rate Period greater than 7 days but fewer than or equal to 31 days, or
(3) the 180-day rate, in the case of all other Rate Periods, on financial commercial paper on behalf of issuers whose corporate bonds are rated "AA" by
S&P, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (ii) if the
Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on financial commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such
Commercial Paper Dealers, a nationally recognized dealer in commercial paper of such issues then making such quotations selected by the Company. For purposes of this definition, (A) "Commercial Paper Dealers" shall mean (1) Citigroup Global
Markets Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith
Incorporated and Goldman Sachs & Co.; (2) in lieu of any thereof, its respective
Affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for financial commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in financial commercial paper of such issuers then making such quotations selected by the Company, and (B) "interest equivalent" of a rate stated on a discount basis for financial commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (1) such rate expressed as a decimal, divided by (2)
the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

     "Affiliate" means any person controlled by, in control of or under common control with the Company; provided that no Broker-Dealer controlled by, in control of or under common control with the Company shall be deemed to be an
Affiliate nor shall any corporation or any person controlled by, in control of or under common control with such corporation one of the directors or executive officers of which also is a Director of the Company be deemed to be an Affiliate solely because such director or executive officer also is a Director of the
Company.

     "Agent Member" means a member of or participant in the Securities
Depository that will act on behalf of a Bidder.

     "All Hold Rate" means 80% of the "AA" Composite Commercial Paper Rate.

     "Applicable Rate" means, the rate determined according to paragraph (c)(i)
under "Interest" below.

     "Auction" means each periodic implementation of Auction Procedures.

     "Auction Agent" means The Bank of New York unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Directors enters into an agreement with the Company to follow the Auction Procedures for the purpose of determining the Applicable
Rate.

                                      A-1

     "Auction Date" means the first Business Day next preceding the first day of a Rate Period for each series of Tortoise Notes.

     "Auction Period" means with respect to the Tortoise Notes, either a
Standard Auction Period or a Special Auction Period, as applicable.

     "Auction Procedures" means the procedures for conducting Auctions set forth in Appendix A-I hereto.

     "Authorized Denomination" means $25,000 and any integral multiple thereof.

     "Available Tortoise Notes" means for each series of Tortoise Notes on each
Auction Date, the aggregate principal amount of Tortoise Notes of such series that are not the subject of Submitted Hold Orders.

     "Beneficial Owner," with respect to each series of Tortoise Notes, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer
(or, if applicable, the Auction Agent) as a holder of such series of Tortoise
Notes.

     "Bid" shall have the meaning specified in Appendix A-1 -- Auction
Procedures.

     "Bidder" means each Beneficial Owner, Potential Beneficial Owner and Broker
Dealer who places an Order.

     "Board of Directors" or "Board" means the Board of Directors of the Company or any duly authorized committee thereof as permitted by applicable law.

     "Broker-Dealer" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the
Auction Procedures, that has been selected by the Company and has entered into a
Broker-Dealer Agreement that remains effective.

     "Broker-Dealer Agreement" means an agreement between the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the
Auction Procedures.

     "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the
City of New York, New York are authorized or obligated by law to close.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Commercial Paper Dealers" has the meaning set forth in the definition of
AA Composite Commercial Paper Rate.

     "Commission" means the Securities and Exchange Commission.

     "Default Rate" means the Reference Rate multiplied by three (3).

     "Deposit Securities" means cash and any obligations or securities, including short term money market instruments that are Eligible Assets, rated at least AAA, A-2 or SP-2 by Fitch, except that such obligations or securities shall be considered "Deposit Securities" only if they are also rated at least
P-2 by Moody's.

     "Discount Factor" means the Moody's Discount Factor (if Moody's is then rating the Tortoise Notes), Fitch Discount Factor (if Fitch is then rating the
Tortoise Notes) or an Other Rating Agency Discount Factor, whichever is applicable.

     "Discounted Value" means the quotient of the Market Value of an Eligible
Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible

                                      A-2

Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

     "Eligible Assets" means Moody's Eligible Assets or Fitch's Eligible Assets
(if Moody's or Fitch are then rating the Tortoise Notes) and/or Other Rating
Agency Eligible Assets, whichever is applicable.

     "Error Correction Deadline" means one hour after the Auction Agent completes the dissemination of the results of the Auction to Broker-Dealers without regard to the time of receipt of such results by any Broker-Dealer;
provided, however, in no event shall the Error Correction Deadline extend past
4:00 p.m., New York City time unless the Auction Agent experiences technological failure or force majeure in disseminating the Auction results which causes a delay in dissemination past 3:00 p.m., New York City time.

     "Existing Holder," with respect to Tortoise Notes of a series, shall mean a
Broker-Dealer (or any such other Person as may be permitted by the Company) that is listed on the records of the Auction Agent as a holder of Tortoise Notes of such series.

     "Fitch" means Fitch Ratings and its successors at law.

     "Fitch Discount Factor" means the discount factors set forth in the Fitch
Guidelines for use in calculating the Discounted Value of the Company's assets in connection with Fitch's ratings of Tortoise Notes.

     "Fitch Eligible Asset" means assets of the Company set forth in the Fitch
Guidelines as eligible for inclusion in calculating the Discounted Value of the
Company's assets in connection with Fitch's ratings of Tortoise Notes.

     "Fitch Guidelines" mean the guidelines provided by Fitch, as may be amended from time to time, in connection with Fitch's ratings of Tortoise Notes.

     "Hold Order" shall have the meaning specified in Appendix A-1 -- Auction
Procedures.

     "Holder" means, with respect to Tortoise Notes, the registered holder of
Tortoise Notes of each series of Tortoise Notes as the same appears on the books or records of the Company.

     "Interest Payment Date" when used with respect to any Tortoise Notes, means the date on which an installment of interest on such Tortoise Notes shall be due and payable which generally shall be the business day next following the last
Auction Date..

     "LIBOR" means, for purposes of determining the Reference Rate, (i) the rate for deposits in U.S. dollars for the designated Rate Period, which appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or
such other page as may replace that page on that service, or such other service as may be selected by Lehman Brothers Inc. or its successors) as of 11:00 a.m.,
London time, on the day that is the Business Day on the Auction Date or, if the
Auction Date is not a Business Day, the Business Day preceding the Auction Date
(the "LIBOR Determination Date"), or (ii) if such rate does not appear on
Telerate Page 3750 or such other page as may replace such Telerate Page 3750,
(A) Lehman Brothers Inc. shall determine the arithmetic mean of the offered quotations of the reference banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Rate Period in an amount determined by Lehman Brothers Inc. by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by Lehman Brothers Inc.
to the reference banks, (B) if at least two of the reference banks provide such quotations, LIBOR shall equal such arithmetic mean of such quotations, (C) if only one or none of the reference banks provide such quotations, LIBOR shall be deemed to be the arithmetic mean of the offered quotations that leading banks in
The City of New York, New York selected by Lehman Brothers Inc. (after obtaining the Issuer's approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Rate Period in an amount determined by Lehman Brothers Inc. (after obtaining the Issuer's approval) that is representative of a single transaction in such market at such time by reference to the principal London office of leading banks in the London interbank market;
provided, however, that if Lehman Brothers Inc. is not a Broker-Dealer or does not quote a rate required to determine LIBOR, LIBOR will be determined on the basis of the quotation or quotations furnished by any other Broker-Dealer selected by the Issuer to provide such rate or rates not being supplied by
Lehman Brothers Inc.; provided further, that if Lehman Brothers

                                      A-3

Inc. and/or a substitute Broker-Dealer are required but unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR shall be the most recently determinable LIBOR. If the number of Rate Period days shall be (i) 7 or more but fewer than 21 days, such rate shall be the seven-day
LIBOR rate; (ii) more than 21 but fewer than 49 days, such rate shall be one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer than
168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate;
(x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month
LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more days but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

     "Market Value" means the market value of an asset of the Company as determined as follows: For equity securities, the value obtained from readily available market quotations. If an equity security is not traded on an exchange or not available from a Board-approved pricing service, the value obtained from written broker-dealer quotations. For fixed-income securities, the value obtained from readily available market quotations based on the last updated sale price or the market value obtained from a pricing service or the value obtained from a written broker-dealer quotation from a dealer who has made a market in the security. Market value for other securities will mean the value obtained pursuant to the Company's Valuation Procedures. If the market value of a security cannot be obtained, or the Company's investment Advisor determines that the value of a security as so obtained does not represent the fair value of a security, fair value for that security shall be determined pursuant to methodologies established by the Board of Directors.

     "Maximum Rate" means, on any date on which the Applicable Rate is determined, the rate equal to the applicable percentage of the Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of
Directors after consultation with the Broker-Dealers, provided that immediately following any such increase the Company would be in compliance with the Tortoise
Notes Basic Maintenance Amount.

     "Minimum Rate" means, on any Auction Date with respect to a Rate Period of
___ days or fewer, 70% of the AA Composite Commercial Paper Rate at the close of business on the Business Day next preceding such Auction Date. There shall be no
Minimum Rate on any Auction Date with respect to a Rate Period of more than the
Standard Rate Period.

     "Moody's" means Moody's Investors Service, Inc., a Delaware corporation, and its successors at law.

     "Moody's Discount Factor" means the discount factors set forth in the
Moody's Guidelines for use in calculating the Discounted Value of the Company's assets in connection with Moody's ratings of Tortoise Notes.

     "Moody's Eligible Assets" means assets of the Company set forth in the
Moody's Guidelines as eligible for inclusion in calculating the Discounted Value of the Company's assets in connection with Moody's ratings of Tortoise Notes.

     "Moody's Guidelines" mean the guidelines provided by Moody's, as may be amended from time to time, in connection with Moody's ratings of Tortoise Notes.

     "1940 Act Tortoise Notes Asset Coverage" means asset coverage, as determined in accordance with Section 18(h) of the Investment Company Act, of at least 300% with respect to all outstanding senior securities representing indebtedness of the Company, including all Outstanding Tortoise Notes (or such other asset coverage as may in the future be specified in or under the
Investment Company Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its common stock), determined on the basis of values calculated as of a time within 48 hours next preceding the time of such determination.

                                      A-4

     "Notes" means securities of the Company ranking on a parity with the
Tortoise Notes that may be issued from time to time pursuant to the Indenture.

     "Order" means a Hold Order, Bid or Sell Order.

     "Original Issue Date" means, with respect to Series _____ Tortoise Notes,
_____________.

     "Other Rating Agency" means each rating agency, if any, other than Moody's or Fitch then providing a rating for the Tortoise Notes pursuant to the request of the Company.

     "Other Rating Agency Discount Factor" means the discount factors set forth in the Other Rating Agency Guidelines of each Other Rating Agency for use in calculating the Discounted Value of the Company's assets in connection with the
Other Rating Agency's rating of Tortoise Notes.

     "Other Rating Agency Eligible Assets" means assets of the Company set forth in the Other Rating Agency Guidelines of each Other Rating Agency as eligible for inclusion in calculating the Discounted Value of the Company's assets in connection with the Other Rating Agency's rating of Tortoise Notes.

     "Other Rating Agency Guidelines" mean the guidelines provided by each Other
Rating Agency, as may be amended from time to time, in connection with the Other
Rating Agency's rating of Tortoise Notes.

     "Outstanding" or "outstanding" means, as of any date, Tortoise Notes theretofore issued by the Company except, without duplication, (i) any Tortoise
Notes theretofore canceled, redeemed or repurchased by the Company, or delivered to the Trustee for cancellation or with respect to which the Company has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such Tortoise Notes and (ii) any Tortoise Notes represented by any certificate in lieu of which a new certificate has been executed and delivered by the Company. Notwithstanding the foregoing, (A) in connection with any Auction, any series of Tortoise Notes as to which the Company or any person known to the Auction Agent to be an Affiliate of the Company shall be the
Existing Holder thereof shall be disregarded and deemed not to be Outstanding;
and (B) for purposes of determining the Tortoise Notes Basic Maintenance Amount,
Tortoise Notes held by the Company shall be disregarded and not deemed
Outstanding but Tortoise Notes held by any Affiliate of the Company shall be deemed Outstanding.

     "Paying Agent" means The Bank of New York Trust Company, N.A. unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Company to serve as paying agent, which paying agent may be the same as the Trustee or the Auction Agent.

     "Person" or "person" means and includes an individual, a partnership, a trust, a company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

     "Potential Beneficial Owner," with respect to a series of Tortoise Notes, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of
Tortoise Notes of such series but that wishes to purchase Tortoise Notes of such series, or that is a Beneficial Owner of Tortoise Notes of such series that wishes to purchase additional Tortoise Notes of such series.

     "Potential Holder," with respect to Tortoise Notes of such series, shall mean a Broker-Dealer (or any such other person as may be permitted by the
Company) that is not an Existing Holder of Tortoise Notes of such series or that is an Existing Holder of Tortoise Notes of such series that wishes to become the
Existing Holder of additional Tortoise Notes of such series.

     "Rate Period" means, with respect to a series of Tortoise Notes, the period commencing on the Original Issue Date thereof and ending on the date specified for such series on the Original Issue Date thereof and thereafter, as to such series, the period commencing on the day following each Rate Period for such series and ending on the day established for such series by the Company.

     "Rating Agency" means each of Fitch (if Fitch is then rating Tortoise
Notes), Moody's (if Moody's is then rating Tortoise Notes) and any Other Rating
Agency.

                                      A-5

     "Rating Agency Guidelines" mean Fitch Guidelines (if Fitch is then rating
Tortoise Notes), Moody's Guidelines (if Moody's is then rating Tortoise Notes)
and any Other Rating Agency Guidelines.

     "Redemption Date", when used with respect to any Tortoise Note to be redeemed, means the date fixed for such redemption by or pursuant to the
Indenture.

     "Redemption Price", when used with respect to any Tortoise Note to be redeemed, means the price at which it is to be redeemed pursuant to the
Indenture.

     "Reference Rate" means, with respect to the determination of the Maximum
Rate and Default Rate, the greater of (1) applicable AA Composite Commercial
Paper Rate (for a Rate Period of fewer than 184 days) or the applicable Treasury
Index Rate (for a Rate Period of 184 days or more), or (2) the applicable LIBOR
Rate.

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the
Company that agrees to follow the procedures required to be followed by such securities depository in connection with the Tortoise Notes Series ____________.

     "Sell Order" shall have the meaning specified in Appendix A-1--Auction
Procedures.

     "Special Auction Period" means an Auction Period that is not a Standard
Auction Period.

     "Special Rate Period" means a Rate Period that is not a Standard Rate
Period.

     "Specific Redemption Provisions" means, with respect to any Special Rate
Period of more than one year, either, or any combination of a period (a
"Non-Call Period") determined by the Board of Directors after consultation with the Broker-Dealers, during which the Tortoise Notes subject to such Special Rate
Period are not subject to redemption at the option of the Company consisting of a number of whole years as determined by the Board of Directors after consultation with the Broker-Dealers, during each year of which the Tortoise
Notes subject to such Special Rate Period shall be redeemable at the Company's option and/or in connection with any mandatory redemption at a price equal to the principal amount plus accumulated but unpaid interest plus a premium expressed as a percentage or percentages of $25,000 or expressed as a formula using specified variables as determined by the Board of Directors after consultation with the Broker-Dealers.

     "Standard Auction Period" means an Auction Period of __ days.

     "Standard Rate Period" means a Rate Period of ___ days.

     "Stated Maturity" with respect to Tortoise Notes Series ___, shall mean ____________.

     "Submission Deadline" means 1:00 P.M., New York City time, on any Auction
Date or such other time on such date as shall be specified by the Auction Agent from time to time pursuant to the Auction Agreement as the time by which the
Broker-Dealers are required to submit Orders to the Auction Agent.
Notwithstanding the foregoing, the Auction Agent will follow the Securities
Industry and Financial Markets Association's Early Market Close Recommendations
for shortened trading days for the bond markets (the "SIFMA Recommendation")
unless the Auction Agent is instructed otherwise in writing by the Company. In the event of a SIFMA Recommendation with respect to an Auction Date, the
Submission Deadline will be 11:30 A.M., instead of 1:00 P.M., New York City time.

     "Submitted Bid" shall have the meaning specified in Appendix A-1--Auction
Procedures.

     "Submitted Hold Order" shall have the meaning specified in Appendix
A-1--Auction Procedures.

     "Submitted Order" shall have the meaning specified in Appendix A-1--Auction
Procedures.

                                      A-6

     "Submitted Sell Order" shall have the meaning specified in Appendix
A-1--Auction Procedures.

     "Sufficient Clearing Bids" means for each series of Tortoise Notes, an auction for which the aggregate principal amount of Tortoise Notes of the series that are the subject of Submitted Bids by Potential Owners specifying one or more rates not higher than the Maximum Rate is not less than the aggregate principal amount of Tortoise Notes of such series that are the subject of
Submitted Sell Orders and of Submitted Bids by Existing Holders specifying rates higher than the Maximum Rate.

     "Tortoise Notes Basic Maintenance Amount" as of any Valuation Date has the
meaning set forth in the Rating Agency Guidelines.

     "Tortoise Notes Series __________" means the Series ___________ of the
Tortoise Notes or any other Notes designated under the Indenture as Series ___
of the Tortoise Notes.

     "Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Rate
Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of
30-day periods to maturity treating all Rate Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal
Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Company by at least three recognized dealers in U.S. Government securities selected by the Company.

     "Trustee" means The Bank of New York Trust Company, N.A. or such other person who is named as a trustee pursuant to the terms of the Indenture.

     "Valuation Date" means every Friday, or, if such day is not a Business Day, the next preceding Business Day; provided, however, that the first Valuation
Date may occur on any other date established by the Company; provided, further, however, that such first Valuation Date shall be not more than one week from the date on which Tortoise Notes Series A and Series B initially are issued.

     "Winning Bid Rate" means for each series of Tortoise Notes, the lowest rate specified in any Submitted Bid for such series of Tortoise Notes which if selected by the Auction Agent as the Applicable Rate would case the aggregate principal amount of Tortoise Notes of such series that are the subject of
Submitted Bids specifying a rate not greater than such rate to be not less than the aggregate principal amount of Available Tortoise Notes of such series.

               NOTE DETAILS, FORM OF NOTES AND REDEMPTION OF NOTES

Interest

     (a) The Holders of any series of Tortoise Notes shall be entitled to receive interest payments on their Tortoise Notes at the Applicable Rate, determined as set forth in paragraph (c) below, and no more, payable on the respective dates determined as set forth in paragraph (b) below. Interest on the
Outstanding Tortoise Notes of any series issued on the Original Issue Date shall accumulate from the Original Issue Date.

     (b)(i) Interest shall be payable, subject to subparagraph (b)(ii) below, on each series of Tortoise Notes, with respect to any Rate Period on the first
Business Day following the last day of such Rate Period; provided, however, if the Rate Period is greater than 30 days, then on a monthly basis on the first
Business Day of each month within such Rate Period (but not including the initial Rate Period) and on the Business Day following the last day of such Rate
Period.

                                      A-7

         (ii) If a day for payment of interest resulting from the application of subparagraph (b)(i) above is not a Business Day, then the Interest Payment
     Date shall be the first Business Day following such day for payment of interest in the case of a series of Tortoise Notes designated as "Series
     __________."

         (iii) The Company shall pay to the Paying Agent not later than 3:00
     p.m., New York City time, on the Business Day next preceding each Interest
     Payment Date for each series of Tortoise Notes, an aggregate amount of funds available on the next Business Day in the City of New York, New York, equal to the interest to be paid to all Holders of such Tortoise Notes on such Interest Payment Date. The Company shall not be required to establish any reserves for the payment of interest.

         (iv) All moneys paid to the Paying Agent for the payment of interest shall be held in trust for the payment of such interest by the Paying Agent for the benefit of the Holders specified in subparagraph (b)(v) below. Any moneys paid to the Paying Agent in accordance with the foregoing but not applied by the Paying Agent to the payment of interest, including interest earned on such moneys, will, to the extent permitted by law, be repaid to the Company at the end of 90 days from the date on which such moneys were to have been so applied.

         (v) Each interest payment on a series of Tortoise Notes shall be paid on the Interest Payment Date therefor to the Holders of that series as their names appear on the security ledger or security records of the
     Company on the Business Day next preceding such Interest Payment Date.
     Interest in arrears for any past Rate Period may be declared and paid at any time, without reference to any regular Interest Payment Date, to the
     Holders as their names appear on the books or records of the Company on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors. No interest will be payable in respect of any Interest Payment or payments which may be in arrears.

     (c)(i) The interest rate on Outstanding Tortoise Notes of each series during the period from and after the Original Issue Date to and including the last day of the initial Rate Period therefor shall be equal to ____%. For each subsequent Rate Period with respect to the Tortoise Notes Outstanding thereafter, the interest rate shall be equal to the rate per annum that results from an Auction; provided, however, that if an Auction for any subsequent Rate
Period of a series of Tortoise Notes is not held for any reason or if Sufficient
Clearing Bids have not been made in an Auction (other than as a result of all series of Tortoise Notes being the subject of Submitted Hold Orders), then the interest rate on a series of Tortoise Notes for any such Rate Period shall be the Maximum Rate (except during a Default Period (as defined below) when the interest rate shall be the Default Rate, as set forth in (c)(ii) below). The All
Hold Rate will apply automatically following an Auction in which all of the
Outstanding series of Tortoise Notes are subject (or are deemed to be subject)
to Hold Orders. The rate per annum at which interest is payable on a series of
Tortoise Notes as determined pursuant to this paragraph (c)(i) shall be the
"Applicable Rate." For Standard Rate Periods or shorter periods only, the
Applicable Rate resulting from an Auction will not be less than the Minimum
Rate.

         (ii) Subject to the cure provisions below, a "Default Period" with respect to a particular series will commence on any date the Company fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by
     12:00 noon, New York City time, (A) the full amount of any declared interest on that series payable on the Interest Payment Date (an "Interest
     Default") or (B) the full amount of any redemption price (the "Redemption
     Price") payable on the date fixed for redemption (the "Redemption Date") (a
     "Redemption Default") and together with an Interest Default, hereinafter referred to as "Default"). Subject to the cure provisions of (c)(iii)
     below, a Default Period with respect to an Interest Default or a Redemption
     Default shall end on the Business Day on which, by 12:00 noon, New York
     City time, all unpaid interest and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying
     Agent. In the case of an Interest Default, the Applicable Rate for each
     Rate Period commencing during a Default Period will be equal to the Default
     Rate, and each subsequent Rate Period commencing after the beginning of a
     Default Period shall be a Standard Rate Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Rate Period. No Auction shall be held during a Default Period with respect to an Interest Default applicable to that series of Tortoise Notes.

         (iii) No Default Period with respect to an Interest Default or
     Redemption Default shall be deemed to commence if the amount of any interest or any Redemption Price due (if such default is not solely due to the willful failure of the Company) is deposited irrevocably in trust, in same-day funds with the Paying Agent by

                                      A-8

     12:00 noon, New York City time within three Business Days after the applicable Interest Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360 for each series. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

         (iv) The amount of interest payable on each Interest Payment Date of each Rate Period of less than one (1) year (or in respect of interest on another date in connection with a redemption during such Rate Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Rate Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Rate Period (or portion thereof)
     that such Tortoise Notes were outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be
     360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Rate Period of one (1) year or more, the amount of interest per Tortoise Note payable on any Interest
     Payment Date (or in respect of interest on another date in connection with a redemption during such Rate Period) shall be computed as described in the preceding sentence.

     (d) Any Interest Payment made on any series of Tortoise Notes shall first be credited against the earliest accrued but unpaid interest due with respect to such series.

Redemption

     (a)(i) After the initial Rate Period, subject to the provisions of the
Indenture and to the extent permitted under the Investment Company Act, the
Company may, at its option, redeem in whole or in part out of funds legally available therefor a series of Tortoise Notes designated in the Indenture as (A)
having a Rate Period of one year or less, on the Business Day after the last day of such Rate Period by delivering a notice of redemption not less than 15 days and not more than 40 days prior to the date fixed for such redemption, at a redemption price equal to the aggregate principal amount, plus an amount equal to accrued but unpaid interest thereon (whether or not earned) to the date fixed for redemption ("Redemption Price"), or (B) having a Rate Period of more than one year, on any Business Day prior to the end of the relevant Rate Period by delivering a notice of redemption not less than 15 days and not more than 40 days prior to the date fixed for such redemption, at the Redemption Price, plus a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific
Redemption Provisions at the time of the designation of such Rate Period as set forth in the Indenture; provided, however, that during a Rate Period of more than one year no series of Tortoise Notes will be subject to optional redemption except in accordance with any Specific Redemption Provisions approved by the
Board of Directors after consultation with the Broker-Dealers at the time of the designation of such Rate Period. Notwithstanding the foregoing, the Company shall not give a notice of or effect any redemption pursuant to this paragraph
(a)(i) unless, on the date on which the Company intends to give such notice and on the date of redemption (a) the Company has available certain Deposit
Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount
(including any applicable premium) due to Holders of a series of Tortoise Notes by reason of the redemption of such Tortoise Notes on such date fixed for the redemption and (b) the Company would have Eligible Assets with an aggregate
Discounted Value at least equal the Tortoise Notes Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, it being understood that the provisions of paragraph (d) below shall be applicable in such circumstances in the event the Company makes the deposit and takes the other action required thereby.

         (ii) If the Company fails to maintain, as of any Valuation Date,
     Eligible Assets with an aggregate Discounted Value at least equal to the
     Tortoise Notes Basic Maintenance Amount or, as of the last Business Day of any month, the 1940 Act Tortoise Notes Asset Coverage, and such failure is not cured within ten Business Days following such Valuation Date in the case of a failure to maintain the Tortoise Notes Basic Maintenance Amount or on the last Business Day of the following month in the case of a failure to maintain the 1940 Act Tortoise Notes Asset Coverage as of such last
     Business Day (each an "Asset Coverage Cure Date"), the Tortoise Notes will be subject to mandatory redemption out of funds legally available therefor.
     The principal amount of Tortoise Notes to be redeemed in such circumstances will be equal to the lesser of (A) the minimum principal amount of Tortoise
     Notes the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Company having

                                      A-9

     Eligible Assets with an aggregate Discounted Value at least equal to the
     Tortoise Notes Basic Maintenance Amount, or sufficient to satisfy 1940 Act
     Tortoise Notes Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum principal amount of Tortoise Notes the redemption of which would have such result, all Tortoise Notes then Outstanding will be redeemed), and (B) the maximum principal amount of Tortoise Notes that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption
     Date at the Mandatory Redemption Price set forth in subparagraph (a)(iii)
     below.

         (iii) In determining the Tortoise Notes required to be redeemed in accordance with the foregoing subparagraph (a)(ii), the Company shall allocate the principal amount of Tortoise Notes required to be redeemed to satisfy the Tortoise Notes Basic Maintenance Amount or the 1940 Act
     Tortoise Notes Asset Coverage, as the case may be, pro rata among the
     Holders of Tortoise Notes in proportion to the principal amount of Tortoise
     Notes they hold, by lot or such other method as the Company shall deem equitable, subject to the further provisions of this subparagraph (iii).
     The Company shall effect any required mandatory redemption pursuant to subparagraph (a)(ii) above no later than 40 days after the Asset Coverage
     Cure Date (the "Mandatory Redemption Date"), except that if the Company does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, the principal amount of Tortoise
     Notes which would be required to be redeemed by the Company under clause
     (A) of subparagraph (a)(ii) above if sufficient funds were available, or the Company otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Company shall redeem those Tortoise
     Notes, and other Notes, on the earliest practicable date on which the
     Company will have such funds available, upon notice pursuant to paragraph
     (b) below to record owners of the Tortoise Notes to be redeemed and the
     Paying Agent. The Company will deposit with the Paying Agent funds sufficient to redeem the specified principal amount of Tortoise Notes with respect to a redemption required under subparagraph (a)(ii) above, by 1:00
     p.m., New York City time, of the Business Day immediately preceding the
     Mandatory Redemption Date. If fewer than all of the Outstanding Tortoise
     Notes are to be redeemed pursuant to this subparagraph (iii), the principal amount of Tortoise Notes to be redeemed shall be redeemed pro rata from the
     Holders of such Tortoise Notes in proportion to the principal amount of such Tortoise Note held by such Holders, by lot or by such other method as the Company shall deem fair and equitable, subject, however, to the terms of any applicable Specific Redemption Provisions. "Mandatory Redemption
     Price" means the Redemption Price plus (in the case of a Rate Period of one year or more only) a redemption premium, if any, determined by the Board of
     Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions.

     (b) In the event of a redemption pursuant to paragraph (a) above, the
Company will file a notice of its intention to redeem with the Commission so as to provide at least the minimum notice required under Rule 23c-2 under the
Investment Company Act or any successor provision. In addition, the Company shall deliver a notice of redemption to the Auction Agent and the Trustee (the
"Notice of Redemption") containing the information set forth below (1) in the case of an optional redemption pursuant to subparagraph (a)(i) above, at least three Business Days prior to the giving of notice to the Holders and (2) in the case of a mandatory redemption pursuant to subparagraph (a)(ii) above, on or prior to the 30th day preceding the Mandatory Redemption Date. The Trustee will use its reasonable efforts to provide notice to each Holder of Tortoise Notes called for redemption by electronic or other reasonable means not later than the close of business on the Business Day immediately following the day on which the
Trustee determines the Tortoise Notes to be redeemed (or, during a Default
Period with respect to such Tortoise Notes, not later than the close of business on the Business Day immediately following the day on which the Trustee receives
Notice of Redemption from the Company). The Trustee shall confirm such notice in writing not later than the close of business on the third Business Day preceding the date fixed for redemption by providing the Notice of Redemption to each
Holder of Tortoise Notes called for redemption, the Paying Agent (if different from the Trustee) and the Securities Depository. Notice of Redemption will be addressed to the registered owners of each series of Tortoise Notes at their addresses appearing on the books or records of the Company. Such Notice of
Redemption will set forth (1) the date fixed for redemption, (2) the principal amount and identity of Tortoise Notes to be redeemed, (3) the redemption price
(specifying the amount of accrued interest to be included therein and any redemption premium, if any), (4) that interest on the Tortoise Notes to be redeemed will cease to accrue on such date fixed for redemption, (5) the applicable CUSIP number(s), and (6) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all Tortoise Notes held by any Holder are to be

                                      A-10

redeemed, the Notice of Redemption mailed to such Holder shall also specify the principal amount of Tortoise Notes to be redeemed from such Holder.

     (c) Notwithstanding the provisions of paragraph (a) above, no Tortoise
Notes may be redeemed unless all interest on the Outstanding Tortoise Notes and all Notes of the Company ranking on a parity with the Tortoise Notes, have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing shall not prevent the purchase or acquisition of all
Outstanding Tortoise Notes pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by,
Holders of all Outstanding Tortoise Notes.

     (d) Upon the deposit of funds sufficient to redeem any Tortoise Notes with the Paying Agent and the giving of the Notice of Redemption to the Trustee under paragraph (b) above, interest on such Tortoise Notes shall cease to accrue and such Tortoise Notes shall no longer be deemed to be Outstanding for any purpose
(including, without limitation, for purposes of calculating whether the Company has maintained the requisite Tortoise Notes Basic Maintenance Amount or the 1940
Act Tortoise Notes Asset Coverage), and all rights of the Holder of the Tortoise
Notes so called for redemption shall cease and terminate, except the right of such Holder to receive the redemption price specified in the Indenture, but without any interest or other additional amount. Such redemption price shall be paid by the Paying Agent to the nominee of the Securities Depository. The
Company shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of
(1) the aggregate redemption price of the Tortoise Notes called for redemption on such date and (2) such other amounts, if any, to which Holders of the
Tortoise Notes called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of two years from such redemption date shall, to the extent permitted by law, be paid to the Company, after which time the
Holders of Tortoise Notes so called for redemption may look only to the Company for payment of the redemption price and all other amounts, if any, to which they may be entitled. The Company shall be entitled to receive, from time to time after the date fixed for redemption, any interest earned on the funds so deposited.

     (e) To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, or is otherwise prohibited, such redemption shall be made as soon as practicable to the extent such funds become legally available or such redemption is no longer otherwise prohibited. Failure to redeem any series of Tortoise
Notes shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Company shall have failed, for any reason whatsoever, to deposit in trust with the Paying Agent the redemption price with respect to any Tortoise Notes for which such Notice of Redemption has been given. Notwithstanding the fact that the Company may not have redeemed any
Tortoise Notes for which a Notice of Redemption has been given, interest may be paid on a series of Tortoise Notes and shall include those Tortoise Notes for which Notice of Redemption has been given but for which deposit of funds has not been made.

     (f) All moneys paid to the Paying Agent for payment of the redemption price of any Tortoise Notes called for redemption shall be held in trust by the Paying
Agent for the benefit of Holders of Tortoise Notes to be redeemed.

     (g) So long as any Tortoise Notes are held of record by the nominee of the
Securities Depository, the redemption price for such Tortoise Notes will be paid on the date fixed for redemption to the nominee of the Securities Depository for distribution to Agent Members for distribution to the persons for whom they are acting as agent.

     (h) Except for the provisions described above, nothing contained in the
Indenture limits any right of the Company to purchase or otherwise acquire any
Tortoise Notes outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of interest on, or the mandatory or optional redemption price with respect to, any series of Tortoise Notes for which Notice of Redemption has been given and the Company is in compliance with the 1940 Act Tortoise Notes
Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the Tortoise Notes Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. If less than all the
Outstanding Tortoise Notes of any series are redeemed or otherwise acquired by the Company, the Company shall give notice of such transaction to the Trustee, in accordance with the procedures agreed upon by the Board of Directors.

                                      A-11

     (i) The Board of Directors may, without further consent of the holders of the Tortoise Notes or the holders of shares of capital stock of the Company, authorize, create or issue any class or series of notes, including other series of Tortoise Notes, ranking prior to or on a parity with the Tortoise Notes to the extent permitted by the Investment Company Act, if, upon issuance, either
(A) the net proceeds from the sale of such Notes (or such portion thereof needed to redeem or repurchase the Outstanding Tortoise Notes) are deposited with the
Trustee in accordance with paragraph (d) above, Notice of Redemption as contemplated by paragraph (b) above has been delivered prior thereto or is sent promptly thereafter, and such proceeds are used to redeem all Outstanding
Tortoise Notes or (B) the Company would meet the 1940 Act Tortoise Notes Asset
Coverage, the Tortoise Notes Basic Maintenance Amount and the requirements set forth below in "Certain Other Restrictions."

     (j) If any Tortoise Notes are to be redeemed and such Tortoise Notes are held by the Securities Depository, the Company shall include in the notice of redemption delivered to the Securities Depository: (1) under an item entitled
"Publication Date for Securities Depository Purposes", the Interest Payment Date
prior to the Redemption Date, and (2) an instruction to the Securities
Depository to (a) determine on such Publication Date after the Auction held on the immediately preceding Auction Date has settled, the Depository participants whose Securities Depository positions will be redeemed and the principal amount of such Tortoise Notes to be redeemed from each such position (the "Securities
Depository Redemption Information"), and (b) notify the Auction Agent immediately after such determination of (A) the positions of the Depository
Participants in such Tortoise Notes immediately prior to such Auction settlement, (B) the positions of the Depository Participants in such Tortoise
Notes immediately following such Auction settlement and (C) the Securities
Depository Redemption Information. "Publication Date" shall mean three Business
Days after the Auction Date next preceding such Redemption Date.

Designation of Rate Period

     The initial Rate Period for each series of Tortoise Notes shall be
_________ days for Tortoise Notes. The Company will designate the duration of subsequent Rate Periods of each series of Tortoise Notes; provided, however, that no such designation is necessary for a Standard Rate Period and, provided further, that any designation of a Special Rate Period shall be effective only if (1) notice thereof shall have been given as provided in the Indenture, (2)
any failure to pay in a timely manner to the Trustee the full amount of any interest on, or the redemption price of, Tortoise Notes shall have been cured as provided above, (3) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed
Special Rate Period, (4) if the Company shall have mailed a Notice of Redemption with respect to any Tortoise Notes, the redemption price with respect to such
Tortoise Notes shall have been deposited with the Paying Agent, and (5) in the case of the designation of a Special Rate Period, the Company has confirmed that as of the Auction Date next preceding the first day of such Special Rate Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the
Tortoise Notes Basic Maintenance Amount, and the Company has consulted with the
Broker-Dealers and has provided notice of such designation and otherwise complied with the Rating Agency Guidelines.

     If the Company proposes to designate any Special Rate Period, not fewer than 7 (or two Business Days in the event the duration of the Rate Period prior to such Special Rate Period is fewer than 8 days) nor more than 30 Business Days prior to the first day of such Special Rate Period, notice shall be (1) made by press release and (2) communicated by the Company by telephonic or other means to the Trustee and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Company proposes to exercise its option to designate a succeeding Special Rate Period, specifying the first and last days thereof and
(B) that the Company will by 3:00 p.m., New York City time, on the second
Business Day next preceding the first day of such Special Rate Period, notify the Auction Agent and Trustee, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Rate Period, subject to the terms of any Specific Redemption
Provisions, or (y) its determination not to proceed with such Special Rate
Period, in which latter event the succeeding Rate Period shall be a Standard
Rate Period.

     No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period, the Company shall deliver to the Auction Agent and Trustee, who will promptly deliver to the
Broker-Dealers and Existing Holders, either:

                                      A-12

         (i) a notice stating (A) that the Company has determined to designate the next succeeding Rate Period as a Special Rate Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption
     Provisions; or

         (ii) a notice stating that the Company has determined not to exercise its option to designate a Special Rate Period.

If the Company fails to deliver either such notice with respect to any designation of any proposed Special Rate Period to the Auction Agent or is unable to make the confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed
Special Rate Period, the Company shall be deemed to have delivered a notice to the Auction Agent with respect to such Rate Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Rate Period.

Restrictions on Transfer

     Tortoise Notes may be transferred only (1) pursuant to an order placed in an Auction, (2) to or through a Broker-Dealer or (3) to the Company or any
Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an
Auction will not be effective unless the selling Existing Holder or the Agent
Member of such Existing Holder, in the case of an Existing Holder whose Tortoise
Notes are listed in its own name on the books of the Auction Agent, or the
Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding Tortoise Notes through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the Tortoise
Notes issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

1940 Act Tortoise Notes Asset Coverage

     The Company shall maintain, as of the last Business Day of each month in which any Tortoise Notes are Outstanding, asset coverage with respect to the
Tortoise Notes which is equal to or greater than the 1940 Act Tortoise Notes
Asset Coverage; provided, however, that subparagraph (a)(ii) of "Redemption"
above shall be the sole remedy in the event the Company fails to do so.

Tortoise Notes Basic Maintenance Amount

     So long as the Tortoise Notes are Outstanding and any Rating Agency is then rating the Tortoise Notes, the Company shall maintain, as of each Valuation
Date, Eligible Assets having an aggregate Discounted Value equal to or greater than the Tortoise Notes Basic Maintenance Amount; provided, however, that subparagraph (a)(ii) of "Redemption" above shall be the sole remedy in the event the Company fails to do so.

Certain Other Restrictions

     For so long as any Tortoise Notes are Outstanding and any Rating Agency is
then rating the Tortoise Notes, the Company will not engage in certain proscribed transactions set forth in the Rating Agency Guidelines, unless it has received written confirmation from each such Rating Agency that proscribes the applicable transaction in its Rating Agency Guidelines that any such action would not impair the rating then assigned by such Rating Agency to a series of
Tortoise Notes.

     For so long as any Tortoise Notes are Outstanding, the Company will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, common stock or other shares of capital stock of the Company) upon any class of shares of capital stock of the Company, unless, in every such case, immediately after such transaction, the 1940 Act
Tortoise Notes Asset Coverage would be achieved after deducting the amount of such dividend, distribution, or purchase price, as the case may be; provided, however, that dividends may be declared upon any preferred stock of capital stock of the Company if the Tortoise Notes and any other senior securities representing indebtedness of the Company have an asset coverage of at least 200%
at the time of declaration thereof, after deducting the amount of such dividend.

                                      A-13

     A declaration of a dividend or other distribution on or purchase or redemption of any common or preferred shares of capital stock of the Company is prohibited (1) at any time that an Event of Default under the Indenture has occurred and is continuing, (2) if after giving effect to such declaration, the
Company would not have Eligible Assets with an aggregate Discounted Value at least equal to the Tortoise Notes Basic Maintenance Amount or the 1940 Act
Tortoise Notes Asset Coverage, or (3) the Company has not redeemed the full amount of Tortoise Notes required to be redeemed by any provisions for mandatory redemption contained in the Indenture.

Compliance Procedures For Asset Maintenance Tests

     For so long as any Tortoise Notes are Outstanding and any Rating Agency is
then rating such Tortoise Notes:

     (a) As of each Valuation Date, the Company shall determine in accordance with the procedures specified in the Indenture (1) the Market Value of each
Eligible Asset owned by the Company on that date, (2) the Discounted Value of each such Eligible Asset using the Discount Factors, (3) whether the Tortoise
Notes Basic Maintenance Amount is met as of that date, (4) the value of the total assets of the Company, less all liabilities, and (5) whether the 1940 Act
Tortoise Notes Asset Coverage is met as of that date.

     (b) Upon any failure to maintain the required Tortoise Notes Basic
Maintenance Amount or 1940 Act Tortoise Notes Asset Coverage on any Valuation
Date, the Company may use reasonable commercial efforts (including, without limitation, altering the composition of its portfolio, purchasing Tortoise Notes outside of an Auction or in the event of a failure to file a Rating Agency
Certificate (as defined below) on a timely basis, submitting the requisite
Rating Agency Certificate) to re-attain (or certify in the case of a failure to file on a timely basis, as the case may be) the required Tortoise Notes Basic
Maintenance Amount or 1940 Act Tortoise Notes Asset Coverage on or prior to the
Asset Coverage Cure Date.

     (c) Compliance with the Tortoise Notes Basic Maintenance Amount and 1940
Act Tortoise Notes Asset Coverage tests shall be determined with reference to those Tortoise Notes which are deemed to be Outstanding.

     (d) The Company shall deliver to each Rating Agency which is then rating
Tortoise Notes and any other party specified in the Rating Agency Guidelines all certificates that are set forth in the respective Rating Agency Guidelines regarding 1940 Act Tortoise Notes Asset Coverage, Tortoise Notes Basic
Maintenance Amount and/or related calculations at such times and containing such information as set forth in the respective Rating Agency Guidelines (each, a
"Rating Agency Certificate").

     (e) In the event that any Rating Agency Certificate is not delivered within the time periods set forth in the Rating Agency Guidelines, the Company shall be deemed to have failed to maintain the Tortoise Notes Basic Maintenance Amount or the 1940 Act Tortoise Notes Asset Coverage, as the case may be, on such
Valuation Date for purposes of paragraph (b) above. In the event that any Rating
Agency Certificate with respect to an applicable Asset Coverage Cure Date is not delivered within the time periods set forth in the Rating Agency Guidelines, the
Company shall be deemed to have failed to have Eligible Assets with an aggregate
Discounted Value at least equal to the Tortoise Notes Basic Maintenance Amount or to meet the 1940 Tortoise Notes Asset Coverage, as the case may be, as of the related Valuation Date, and such failure shall be deemed not to have been cured as of such Asset Coverage Cure Date for purposes of the mandatory redemption provisions.

Delivery of Notes

     Upon the execution and delivery of the Indenture, the Company shall execute and deliver to the Trustee, and the Trustee shall authenticate, the Tortoise
Notes and deliver them to The Depository Trust Company as provided in the
Indenture.

     Prior to the delivery by the Trustee of any of the Tortoise Notes, there shall have been filed with or delivered to the Trustee the following:

     (a) A resolution duly adopted by the Company, certified by the Secretary or other Authorized Officer thereof, authorizing the execution and delivery of the
Supplemental Indenture and the issuance of the Tortoise Notes;

                                      A-14

     (b) Duly executed copies of the Supplemental Indenture and a copy of the
Indenture;

     (c) Rating letters from each Rating Agency rating the Tortoise Notes; and

     (d) An opinion of counsel and an officer's certificate pursuant to the requirements of the Indenture.

Trustee's Authentication Certificate

     The Trustee's authentication certificate upon the Tortoise Notes shall be substantially in the form provided in the Supplemental Indenture. No Tortoise
Note shall be secured under the Indenture entitled to the benefit of the
Indenture, or shall be valid or obligatory for any purpose, unless a certificate of authentication, substantially in such form, has been duly executed by the
Trustee; and such certificate of the Trustee upon any Tortoise Note shall be conclusive evidence and the only competent evidence that such Bond has been authenticated and delivered. The Trustee's certificate of authentication shall be deemed to have been duly executed by it if manually signed by an authorized officer of the Trustee, but it shall not be necessary that the same person sign the certificate of authentication on all of the Tortoise Notes issued.

                           EVENTS OF DEFAULT; REMEDIES
Events of Default

     An "Event of Default" means any one of the following events set forth below
(whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body:

     (a) default in the payment of any interest upon any series of Tortoise
Notes when it becomes due and payable and the continuance of such default for thirty (30) days; or

     (b) default in the payment of the principal of, or any premium on, any series of Tortoise Notes at its Stated Maturity; or

     (c) default in the performance, or breach, of any covenant or warranty of the Company in the Indenture, and continuance of such default or breach for a period of ninety (90) days after there has been given, by registered or certified mail, to the Company by the Trustee a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default;" or

     (d) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the
Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

     (e) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable
Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

                                      A-15

     (f) if, pursuant to Section 18(a)(1)(c)(ii) of the 1940 Act on the last business day of each of twenty-four (24) consecutive calendar months, the 1940
Act Tortoise Notes Asset Coverage is less than 100%;

     (g) a default in the payment of any Redemption Price for a series of
Tortoise Notes payable on the date fixed for redemption; or

     (h) any other "event of default" specifically set forth in the supplemental indenture executed in connection with any series of Tortoise Notes. (The
Supplemental Indenture executed in connection with this offering does not contain any additional events of default.)

     Unless otherwise noted, an Event of Default that relates only to one series of Tortoise Notes will not affect any other series and the holders of such other series of Tortoise Notes will not receive notice of such a default because a default under one series does not automatically result in a default under any other series.

Acceleration of Maturity; Rescission and Annulment

     If an Event of Default with respect to Tortoise Notes of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the holders of not less than a majority in principal amount of the
Outstanding Tortoise Notes of that series may declare the principal amount of all the Tortoise Notes of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in paragraphs (d) and (e) above with respect to Tortoise Notes of any series at the time Outstanding occurs, the principal amount of all the Tortoise Notes of that series shall automatically, and without any declaration or other action on the part of the Trustee or any holder, become immediately due and payable.

     At any time after such a declaration of acceleration with respect to
Tortoise Notes of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee, the holders of a majority in principal amount of the Outstanding Tortoise Notes of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

     (a) the Company has paid or deposited with the Trustee a sum sufficient to pay

         (i) all overdue interest on all Tortoise Notes of that series,

         (ii) the principal of (and premium, if any, on) any Tortoise Notes of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Tortoise Notes,

         (iii) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such
     Tortoise Notes,

         (iv) all sums paid or advanced by the Trustee and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

     (b) all Events of Default with respect to Tortoise Notes of that series, other than the non-payment of the principal of Tortoise Notes of that series which have become due solely by such declaration of acceleration, have been cured or waived.

     No such rescission shall affect any subsequent default or impair any right consequent thereon.

Collection of Indebtedness and Suits for Enforcement by Trustee

     The Company covenants that if:

                                      A-16

     (a) default is made in the payment of any interest on any Tortoise Notes when such interest becomes due and payable and such default continues for a period of 90 days, or

     (b) default is made in the payment of the principal of (or premium, if any,
on) any Tortoise Notes at the Maturity thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the holders of such Tortoise Notes, the whole amount then due and payable on such Tortoise Notes for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Tortoise
Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If an Event of Default with respect to Tortoise Notes of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the holders of Tortoise Notes of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in the Indenture or in aid of the exercise of any power granted in the Indenture, or to enforce any other proper remedy. The Trustee may require indemnification from the Holders for the costs it may incur before it enforces any right of the Holders under the Indenture.

Application of Money Collected

     Any money collected by the Trustee pursuant to the provisions of the
Indenture relating to an Event of Default shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Tortoise Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST: To the payment of all amounts due the Trustee under the Indenture;

     SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Tortoise Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such
Tortoise Notes for principal and any premium and interest, respectively.

     and

     THIRD: To the Company.

Limitation On Suits

     No holder of any Tortoise Notes of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy under the Indenture, unless

     (a) such holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Tortoise Notes of that series;

     (b) the holders of not less than a majority in principal amount of the
Outstanding Tortoise Notes of that series shall have made written request to the
Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee;

     (c) such holder or holders have offered to the Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

     (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                                      A-17

     (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the holders of a majority in principal amount of the Outstanding Tortoise Notes of that series;

it being understood and intended that no one or more of such holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of the Indenture to affect, disturb or prejudice the rights of any other of such holders, or to obtain or to seek to obtain priority or preference over any other of such holders or to enforce any right under the Indenture, except in the manner provided and for the equal and ratable benefit of all of such holders.

Unconditional Right of Holders to Receive Principal, Premium and Interest

     Notwithstanding any other provision in the Indenture, the holder of any
Tortoise Notes shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to the provisions of any supplemental indenture) interest on such Tortoise Notes on the respective Stated Maturities expressed in such Tortoise Notes (or, in the case of redemption, on the Redemption Date), and to institute suit for the enforcement of any such payment and such rights shall not be impaired without the consent of such holder.

Restoration of Rights and Remedies

     If the Trustee or any holder has instituted any proceeding to enforce any right or remedy under the Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the holders shall be restored severally and respectively to their former positions and thereafter all rights and remedies of the Trustee and the holders shall continue as though no such proceeding had been instituted.

Rights and Remedies Cumulative

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Tortoise Notes, no right or remedy conferred upon or reserved to the Trustee or to the holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Control By Holders

     The holders of not less than a majority in principal amount of the
Outstanding Tortoise Notes of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Tortoise Notes of such series, provided that

     (1) such direction shall not be in conflict with any rule of law or with the Indenture, and

     (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Waiver of Past Defaults

     The holders of not less than a majority in principal amount of the
Outstanding Tortoise Notes of any series may on behalf of the holders of all the
Tortoise Notes of such series waive any past default under the Indenture with respect to such series and its consequences, except a default

     (1) in the payment of the principal of or any premium or interest on any
Tortoise Notes of such series, or

     (2) in respect of a covenant or provision which cannot be modified or amended without the consent of the holder of each Outstanding Tortoise Notes of such series affected.

                                      A-18

     Upon any such waiver, such default shall cease to exist, and any Event of
Default arising therefrom shall be deemed to have been cured, for every purpose of the Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                     SATISFACTION AND DISCHARGE OF INDENTURE

     The Indenture shall upon request of the Company cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of any Tortoise Notes expressly provided for in the Indenture or in the terms of such security), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of the
Indenture, when

     (a) Either:

         (i) all Tortoise Notes theretofore authenticated and delivered (other than (1) Tortoise Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in the Indenture; and (2) Tortoise
     Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the
     Company or discharged from such trust, as provided in the Indenture) have been delivered to the Trustee for cancellation; or

         (ii) all such Tortoise Notes not theretofore delivered to the Trustee for cancellation have become due and payable, or will become due and payable at their Stated Maturity within one year, or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of this subsection (ii) has deposited or caused to be deposited with the Trustee as trust funds in trust money in an amount sufficient to pay and discharge the entire indebtedness on such Tortoise Notes not theretofore delivered to the
     Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Tortoise Notes which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

     (b) the Company has paid or caused to be paid all other sums payable under the Indenture by the Trust; and

     (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent in the
Indenture provided for relating to the satisfaction and discharge of the
Indenture have been complied with.

     Notwithstanding the satisfaction and discharge of the Indenture, the obligations of the Company to the Trustee under the Indenture and, if money shall have been deposited with the Trustee pursuant to subparagraph (ii) of paragraph (a) above, the obligations of the Trustee under certain provisions of the Indenture shall survive.

                                   THE TRUSTEE

Certain Duties and Responsibilities

     (1) Except during the continuance of an Event of Default,

         (A) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in the Indenture and as required by the Trust
     Indenture Act, and no implied covenants or obligations shall be read into the Indenture against the Trustee; and

         (B) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of the Indenture; but in the case of any such certificates or opinions which by any provision of the
     Indenture are specifically required to be furnished to the Trustee, the
     Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of the

                                      A-19

     Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

     (2) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by the Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     (3) In no event shall the Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

     (4) In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer
(software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

     (5) No provision of the Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

         (A) this Subsection shall not be construed to limit the effect of
     Subsection (1)(A) of this Section;

         (B) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the
     Trustee was negligent in ascertaining the pertinent facts;

         (C) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of a majority in principal amount of the Outstanding Tortoise
     Notes of any series, determined as provided in the Indenture, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under the Indenture with respect to the Tortoise Notes of such series; and

         (D) no provision of the Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

Notice of Defaults

     If a default occurs under the Indenture with respect to Tortoise Notes of any series, the Trustee shall give the Holders of Tortoise Notes of such series notice of such default as and to the extent provided by the Trust Indenture Act;
provided, however, that in the case of any default with respect to Tortoise
Notes of such series, no such notice to Holders shall be given until at least 90 days after the occurrence thereof. For the purpose hereof, the term "default"
means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Tortoise Notes of such series.

Certain Rights of Trustee

     Subject to the provisions under "Certain Duties and Responsibilities"
above:

     (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                                      A-20

     (b) any request or direction of the Company shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Board of
Directors shall be sufficiently evidenced by a Board Resolution;

     (c) whenever in the administration of the Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action thereunder, the Trustee may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

     (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it in good faith and in reliance thereon;

     (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by the Indenture at the request or direction of any of the holders pursuant to the Indenture, unless such holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the
Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

     (g) the Trustee may execute any of the trusts or powers or perform any duties under the Indenture either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it;

     (h) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by the
Indenture;

     (i) the Trustee shall not be deemed to have notice of any default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Tortoise Notes and the Indenture;

     (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including its rights to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities under the Indenture;

     (k) the Trustee may request that the Company deliver an Officers'
Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to the Indenture, which Officers' Certificate may be signed by any person authorized to sign an
Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superceded; and

     (l) in no event shall the Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

Compensation and Reimbursement

     The Company agrees:

     (a) to pay to the Trustee from time to time such compensation as shall be agreed in writing between the parties for all services rendered by it (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                                      A-21

     (b) except as otherwise expressly provided in the Indenture, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of the
Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

     (c) to indemnify each of the Trustee or any predecessor Trustee for, and to hold it harmless against, any and all losses, liabilities, damages, claims or expenses including taxes (other than taxes imposed on the income of the Trustee)
incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts under the Indenture, including the costs and expenses of defending itself against any claim (whether asserted by the Company, a holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties under the Indenture.

     When the Trustee incurs expenses or renders services in connection with an
Event of Default, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

     The foregoing provisions shall survive the termination of the Indenture.

Conflicting Interests

     If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and the Indenture. To the extent not prohibited by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under the Indenture with respect to Tortoise Notes of more than one series.

Resignation and Removal; Appointment of Successor

     No resignation or removal of the Trustee and no appointment of a successor
Trustee shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements.

     The Trustee may resign at any time with respect to the Tortoise Notes of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 60 days after the giving of such notice of resignation, the resigning Trustee may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Tortoise Notes of such series.

     The Trustee may be removed at any time with respect to the Tortoise Notes of any series by Act of the holders of a majority in principal amount of the
Outstanding Tortoise Notes of such series, delivered to the Trustee and to the
Company. If the instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such a notice of removal pursuant to this paragraph, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Tortoise Notes of such series.

     If at any time:

     (a) the Trustee shall fail to comply with its obligation to remove itself when it has conflicting interests (see "-- Conflicting Interests" above) after written request therefor by the Company or by any holder who has been a bona fide holder of Tortoise Notes for at least six months, or

     (b) the Trustee shall cease to be eligible and shall fail to resign after written request therefor by the Company or by any such holder, or

                                      A-22

     (c) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (1) the Company by a Board Resolution may remove the Trustee with respect to all Tortoise Notes, or (2) any holder who has been a bona fide holder of Tortoise Notes for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Tortoise Notes and the appointment of a successor Trustee or Trustees.

     If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Tortoise Notes of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the
Tortoise Notes of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Tortoise Notes of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Tortoise Notes of any particular series) and shall comply with the applicable requirements of the Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Tortoise Notes of any series shall be appointed by Act of the holders of a majority in principal amount of the
Outstanding Tortoise Notes of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of the Indenture, become the successor Trustee with respect to the Tortoise Notes of such series and to that extent supersede the successor Trustee appointed by the Company.

     If no successor Trustee with respect to the Tortoise Notes of any series shall have been so appointed by the Company or the holders and accepted appointment in the manner so required, any holder who has been a bona fide holder of Tortoise Notes of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the
Tortoise Notes of such series.

     The Company shall give notice of each resignation and each removal of the
Trustee with respect to the Tortoise Notes of any series and each appointment of a successor Trustee with respect to the Tortoise Notes of any series to all holders of Tortoise Notes of such series in the manner provided. Each notice shall include the name of the successor Trustee with respect to the Tortoise
Notes of such series and the address of its Corporate Trust Office.

Acceptance of Appointment by Successor

     In case of the appointment of a successor Trustee with respect to all
Tortoise Notes, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the
Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor
Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee under the Indenture.

     In case of the appointment of a successor Trustee with respect to the
Tortoise Notes of one or more (but not all) series, the Company, the retiring
Trustee and each successor Trustee with respect to the Tortoise Notes of one or more series shall execute and deliver a supplemental indenture wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Tortoise Notes of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring
Trustee is not retiring with respect to all Tortoise Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the
Tortoise Notes of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts under the Indenture by more than one Trustee, it being understood that nothing in the Indenture shall constitute such Trustees co-trustees of the same trust and that each such
Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts administered

                                      A-23

under the Indenture by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring
Trustee with respect to the Tortoise Notes of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring
Trustee hereunder with respect to the Tortoise Notes of that or those series to which the appointment of such successor Trustee relates.

     Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible.

Merger, Conversion, Consolidation or Succession to Business

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible, without the execution or filing of any paper or any further act on the part of any of the parties hereto.
In case any Tortoise Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the
Tortoise Notes so authenticated with the same effect as if such successor
Trustee had itself authenticated such Tortoise Notes.

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Company May Consolidate, Etc., Only On Certain Terms

     The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company, unless:

     (a) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of any domestic or foreign jurisdiction and shall expressly assume, by an indenture supplemental, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Tortoise Notes and the performance or observance of every covenant of the Indenture on the part of the Company to be performed or observed;

     (b) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or any subsidiary as a result of such transaction as having been incurred by the Company or such subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

     (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this provision and that all conditions precedent in the Indenture provided for relating to such transaction have been complied with.

                                      A-24

Successor Substituted

     Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under the Indenture with the same effect as if such successor Person had been named as the Company in the
Indenture, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under the Indenture and the
Tortoise Notes.

                       DEFEASANCE AND COVENANT DEFEASANCE

Defeasance and Discharge

     Upon the Company's exercise of its option (if any) to have the provisions of the Indenture relating to Defeasance applied to any Tortoise Notes or any series of Tortoise Notes, as the case may be, the Company shall be deemed to have been discharged from its obligations, with respect to such Tortoise Notes as provided in the Indenture on and after the date the conditions set forth in the Indenture are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Tortoise Notes and to have satisfied all its other obligations under such Tortoise Notes and the
Indenture insofar as such Tortoise Notes are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged under the Indenture: (1) the rights of holders of such Tortoise
Notes to receive, solely from the trust fund provided for in the Indenture, payments in respect of the principal of and any premium and interest on such
Tortoise Notes when payments are due, (2) the Company's obligations with respect to such Tortoise Notes, (3) the rights, powers, trusts, duties and immunities of the Trustee.

Covenant Defeasance

     Upon the Company's exercise of its option (if any) to have provisions of the Indenture relating to Covenant Defeasance applied to any Tortoise Notes or any series of Tortoise Notes, as the case may be, (1) the Company shall be released from its obligations under certain provisions of the Indenture for the benefit of the holders of such Tortoise Notes and (2) the occurrence of any event specified in the Indenture, and any such covenants provided pursuant to certain provisions of the Indenture shall be deemed not to be or result in an
Event of Default, in each case with respect to such Tortoise Notes as provided in the Indenture on and after the date the conditions are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Tortoise Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified section of the Indenture, whether directly or indirectly by reason of any reference elsewhere in the Indenture, or by reason of any reference in any such section or article of the Indenture to any other provision in the Indenture or in any other document, but the remainder of the
Indenture and such Tortoise Notes shall be unaffected thereby.

Conditions to Defeasance or Covenant Defeasance

     (a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements of the
Indenture and agrees to comply with the provisions of the relevant Article of the Indenture applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the holders of such Tortoise Notes, (1)
money in an amount, or (2) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (3) such other obligations or arrangements as may be specified with respect to such Tortoise Notes, or (4) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on such Tortoise Notes on the respective Stated Maturities, in accordance with the terms of the Indenture and such Tortoise Notes. As used in the Indenture, "U.S. Government

                                      A-25

Obligation" means (x) any security which is (1) a direct obligation of the
United States of America for the payment of which the full faith and credit of the United States of America is pledged or (2) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the
United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (1) or (2), is not callable or redeemable at the option of the
Company thereof, and (y) any depositary receipt issued by a bank (as defined in
Section 3(a)(2) of the Tortoise Notes Act) as custodian with respect to any U.S.
Government Obligation which is specified in Clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government
Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

     (b) In the event of an election to have Defeasance and Discharge apply to any Tortoise Notes or any series of Tortoise Notes, as the case may be, the
Company shall have delivered to the Trustee an Opinion of Counsel stating that
(1) the Company has received from, or there has been published by, the Internal
Revenue Service a ruling or (2) since the date of the Indenture, there has been a change in the applicable Federal income tax law, in either case (1) or (2) to the effect that, and based thereon such opinion shall confirm that, the holders of such Tortoise Notes will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Tortoise Notes and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

     (c) In the event of an election to have Covenant Defeasance apply to any
Tortoise Notes or any series of Tortoise Notes, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the holders of such Tortoise Notes will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Tortoise Notes and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

     (d) The Company shall have delivered to the Trustee an Officers'
Certificate to the effect that neither such Tortoise Notes nor any other
Tortoise Notes of the same series, if then listed on any securities exchange, will be delisted as a result of such deposit.

     (e) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Tortoise Notes or any other
Tortoise Notes shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified, at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

     (f) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act
(assuming all Tortoise Notes are in default within the meaning of such Act).

     (g) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

     (h) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under the
Investment Company Act or exempt from registration thereunder.

     (i) No event or condition shall exist that would prevent the Company from making payments of the principal of (and any premium) or interest on the
Tortoise Notes of such series on the date of such deposit or at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

                                      A-26

     (j) The Company shall have delivered to the Trustee an Officers'
Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

     (k) The Company shall have delivered to the Trustee an Opinion of Counsel substantially to the effect that (1) the trust funds deposited pursuant hereto will not be subject to any rights of any holders of indebtedness or equity of the Company, and (2) after the 90th day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, except that if a court were to rule under any such law in any case or proceeding that the trust funds remained property of the Company, no opinion is given as to the effect of such laws on the trust funds except the following: (A) assuming such trust funds remained in the possession of the trustee with whom such funds were deposited prior to such court ruling to the extent not paid to holders of such
Tortoise Notes, such trustee would hold, for the benefit of such holders, a valid and perfected security interest in such trust funds that is not avoidable in bankruptcy or otherwise and (B) such holders would be entitled to receive adequate protection of their interests in such trust funds if such trust funds were used.

                            CERTAIN NOTICE PROVISIONS

SEC Filings

     The Company must file with the Trustee and the SEC, and transmit to
Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the SEC pursuant to Section 13 or
15(d) of the Securities Exchange Act of 1934 (the "1934 Act") shall be filed with the Trustee within 15 days after the same is so required to be filed with the SEC. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

Change of Paying Agent

     The Company will give prompt written notice to the Trustee of the location, and any change in the location, of the office established for the presentment or surrender for payment of Tortoise Notes or for any other purpose. In the event the Paying Agent is not as provided herein, the Company will cause each such paying agent for any series of Tortoise Notes to execute and deliver to the
Trustee an instrument in which such paying agent shall agree with the Trustee, subject to the provisions of the Indenture, that such paying agent will (1)
comply with the provisions of the Trust Indenture Act applicable to it as a paying agent and (2) during the continuance of any default by the Company (or any other obligor upon the Tortoise Notes of that series) in the making of any payment in respect of the Tortoise Notes of that series, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such paying agent for payment in respect of the Tortoise Notes of that series.

No Defaults

     The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the effectiveness of the Indenture, an Officers' Certificate, stating whether or not, to the best knowledge of the signers thereof, the Company is in default in the performance and observance of any of the terms, provisions and conditions of the Indenture (without regard to any period of grace or requirement of notice provided thereunder) and, if the
Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. The Company shall deliver to the Trustee, as soon as possible and in any event within fifteen days after the
Company becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of
Default, an Officers' Certificate setting forth the details of such Event of
Default or default and the action which the Company proposes to take with respect thereto.

                                      A-27

                                  APPENDIX A-1

                        TORTOISE NOTES AUCTION PROCEDURES

     1. Orders by Existing Holders and Potential Beneficial Owners. (a) Prior to
the Submission Deadline on each Auction Date:

          (i) each Existing Holder may submit to a Broker-Dealer, in writing or by such other method as shall be reasonably acceptable to such
     Broker-Dealer, one or more Orders as to:

               (A) the principal amount of Outstanding Tortoise Notes, if any, of the series held by the Existing Holder which the Existing Holder commits to continue to hold for the next succeeding Rate Period without regard to the Applicable Rate of the Tortoise Notes;

               (B) the principal amount of Outstanding Tortoise Notes, if any, of the series held by the Existing Holder which the Existing Holder commits to continue to hold for the next succeeding Rate Period if the
          Applicable Rate for Tortoise Notes for the next succeeding Rate Period is not less than the rate per annum specified in such Bid (and if the
          Auction Rate is less than such specified rate, the effect of the Order shall be as set forth in paragraph (b)(i)(A) of this Section); and/or

               (C) the principal amount of Outstanding Tortoise Notes, if any, of the series held by the Existing Holder which the Existing Holder offers to sell on the next succeeding Interest Payment Date without regard to the Applicable Rate for Tortoise Notes for the next succeeding Rate Period; and

          (ii) each Potential Beneficial Owner may submit to a Broker-Dealer, in writing or by such other method as shall be reasonably acceptable to such
     Broker-Dealer, an Order as to the principal amount of outstanding Tortoise
     Notes of a series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for the Tortoise Notes of such series for the next succeeding Rate Period is not less than the rate per annum then specified by such Potential Beneficial Owner.

     For the purposes of these Auction Procedures, an Order containing the information referred to in clause (i)(A) of this paragraph (a) is referred to as a "Hold Order," an Order containing the information referred to in clause (i)(B)
or (ii) of this paragraph (a) is referred to as a "Bid," and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is referred to as a "Sell Order." No Auction Desk of a Broker-Dealer shall accept a Bid or
Sell Order which is conditioned on being filled in whole or which does not specify a specific rate. "Auction Desk" means the business unit of a
Broker-Dealer that fulfills the responsibilities of a Broker-Dealer, including soliciting Bids for Tortoise Notes of a series while they bear interest at the
Applicable Rate.

          (b) (i) A Bid by an Existing Holder shall constitute an offer to sell on the next succeeding Auction Date:

               (A) the principal amount of outstanding Tortoise Notes __
          specified in the Bid if the Applicable Rate determined on the Auction
          Date for the next succeeding Auction Period shall be less than the rate specified in such Bid; or

               (B) the principal amount or a lesser principal amount of
          outstanding Tortoise Notes __ to be determined as described in clause
          (v) of paragraph (a) of Section 5 of this Appendix A-I if the
          Applicable Rate determined on the Auction Date for the next succeeding
          Auction Period shall be equal to such specified rate; or

               (C) a lesser principal amount of outstanding Tortoise Notes __ be determined as described in clause (iv) of paragraph (b) of Section 5 of this Appendix A-I if the rate specified therein shall be higher than the Maximum Rate and Sufficient Clearing Bids do not exist.

                                      A-1

          (ii) A Sell Order by an Existing Holder of Tortoise Notes __ of a
     series subject to an Auction on any Auction Date shall constitute an offer to sell:

               (A) the principal amount of outstanding Tortoise Notes of the series specified in the Sell Order; or

               (B) the principal amount or a lesser principal amount of
          outstanding Tortoise Notes of the series as set forth in clause (iv)
          of paragraph (b) of Section 5 of this Appendix A-I if Sufficient
          Clearing Bids for Tortoise Notes of the series do not exist;

          (iii) A Bid by an Existing Holder or a Potential Holder of Tortoise
     Notes of a series subject to an Auction on any Auction Date shall constitute an offer to purchase:

               (A) the principal amount of outstanding Tortoise Notes of the series specified in the Bid if the Applicable Rate for the Tortoise
          Notes determined on the Auction Date for the next succeeding Auction
          Period shall be higher than the rate specified therein; or

               (B) the principal amount or a lesser principal amount of
          outstanding Tortoise Notes of the series as set forth in clause (vi)
          of paragraph (a) of Section 5 of this Appendix A-I if the Applicable
          Rate for the Tortoise Notes determined on the Auction Date shall be equal to the rate specified therein.

               (C) Anything herein to the contrary notwithstanding:

                    (1) if an Order or Orders covering all of the outstanding
               Tortoise Notes of the series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of the Existing Holder covering the principal amount of outstanding Tortoise Notes of the series held by the
               Existing Holder and not subject to Orders submitted to the
               Auction Agent; provided, however, that if an Order or Orders covering all of the outstanding Tortoise Notes of the series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a
               Special Auction Period consisting of more than Standard Auction
               Period, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of the Existing Holder covering the principal amount of outstanding Tortoise Notes of the series held by the Existing Holder and not subject to Orders submitted to the
               Auction Agent;

                    (2) for purposes of any Auction, any Order by an Existing
               Holder or Potential Holder shall be revocable until the
               Submission Deadline, and after the Submission Deadline all Orders shall be irrevocable; and

                    (3) for purposes of any Auction, any Tortoise Notes sold or purchased pursuant to clauses (i), (ii) or (iii) of paragraph (b)
               of this Section 1 shall be sold or purchased at a price equal to
               100% of the aggregate thereof.

     2. Submission of Orders by Broker-Dealers to Auction Agent. (a) Each
Broker-Dealer shall submit to the Auction Agent in writing, through the Auction
Agent's auction processing system or by such other electronic means, as shall be reasonably acceptable to the Auction Agent, prior to the Submission Deadline on each Auction Date, all Orders obtained by such Broker-Dealer and specifying with respect to each Order or aggregation of Orders pursuant to paragraph (e) of this
Section 2:

          (i) the principal amount of the Bidders placing Orders;

          (ii) the aggregate principal amount of Tortoise Notes of the series, if any, that are the subject of the Order;

          (iii) to the extent that the Bidder is an Existing Holder of Tortoise
     Notes of the series:

                                      A-2

               (A) the principal amount of Tortoise Notes, if any, of the series subject to any Hold Order placed by the Existing Holder;

               (B) the principal amount of Tortoise Notes, if any, of the series subject to any Bid placed by the Existing Holder and the rate specified in the Bid; and

               (C) the principal amount of Tortoise Notes, if any, of the series subject to any Sell Order placed by the Existing Holder; and

          (iv) to the extent the Bidder is a Potential Holder of Tortoise Notes of the series, the rate specified in such Bid.

          (b) If more than one Bid is submitted on behalf of any Potential
     Beneficial Owner, each Bid submitted with the same rate shall be aggregated and considered a single Bid and each Bid submitted with a different rate shall be considered a separate Bid with the rate and the principal amount of Tortoise Notes of the series specified therein.

     A Broker Dealer may aggregate the Orders of different Potential Beneficial
Owners on whose behalf such Broker-Dealer is submitting Orders; provided, however, Bids may only be aggregated if the rates on the Bids are the same when rounded pursuant to the provisions of paragraph (b) of Section 3 of this
Appendix A-I. Notwithstanding the foregoing, the Auction Agent may at any time request that such Orders be separate for each different Potential Beneficial
Owner.

          (c) None of the Company or the Auction Agent shall be responsible for the failure of any Broker-Dealer to submit an Order to the Auction Agent on behalf of any Beneficial Owner, Potential Beneficial Owner, Existing Holder
     or Potential Holder.

          (d) Nothing contained herein shall preclude a Broker-Dealer from placing an Order for some or all of the Tortoise Notes of a series for its own account.

          (e) Until the Submission Deadline, a Broker-Dealer may, for any
     reason, withdraw or modify any Order previously submitted to the Auction
     Agent.

          (f) After the Submission Deadline, and prior to the Error Correction
     Deadline, a Broker-Dealer may:

               (i) submit to the Auction Agent an Order received from a
          Beneficial Owner or Potential Beneficial Owner or generated from its own account by the Broker-Dealer, in either case prior to the
          Submission Deadline and not submitted to the Auction Agent prior to the Submission Deadline as a result of (A) an event of force majeure or a technological failure which made delivery prior to the Submission
          Deadline impossible or (B) a clerical error on the part of the
          Broker-Dealer; or

               (ii) modify or withdraw an Order received or generated for its own account by the Broker-Dealer and submitted to the Auction Agent prior to the Submission Deadline, if the Broker-Dealer determines that such Order contained a clerical error on the part of the
          Broker-Dealer.

     In the event a Broker-Dealer makes such a submission, modification or withdrawal and the Auction Agent has already run the Auction, the Auction Agent shall rerun the Auction, taking into account such submission, modification or withdrawal. Such a submission, modification or withdrawal shall be deemed to constitute a representation by the Broker-Dealer that, in the case of a newly submitted Order, the failure to submit such Order prior to the Submission
Deadline resulted from an event described in clause (i) above and such Order was received from an Beneficial Owner or Potential Beneficial Owner prior to the
Submission Deadline or generated internally by the Broker-Dealer for its own account prior to the Submission Deadline and, in the case of a modified or withdrawn Order, that the Order as originally submitted contained a clerical error on the part of the Broker-Dealer. The Auction Agent shall be entitled to rely conclusively (and shall be fully protected in so relying) for any and all purposes of the Auction Procedures on any Order submitted to, modified or withdrawn from, the Auction Agent after the Submission Deadline and prior to the
Error Correction Deadline as having been submitted, modified or withdrawn in compliance with the Auction Procedures.

                                      A-3

          (g) If after the Auction Agent announces the results of an Auction a
     Broker-Dealer becomes aware that an error was made by the Auction Agent, the Broker-Dealer may communicate its concern to the Auction Agent prior to the Error Correction Deadline. If the Auction Agent determines there has been such an error (as a result of either a communication from a
     Broker-Dealer or its own internal review) prior to the final settlement of transfers with respect to such Auction at the Securities Depository, the
     Auction Agent shall correct the error and notify each Broker-Dealer that submitted Bids or held a position in the Tortoise Notes subject to such
     Auction of the corrected results. If an error by the Auction Agent is discovered after such final settlement of the series, the Auction Agent may make the change and post new results if the Auction Agent receives consent
     (which may be oral) from each Broker-Dealer that submitted a Bid or held a position in the Auction.

          (h) Nothing contained herein shall preclude the Auction Agent from:

               (i) advising a Broker-Dealer prior to the Submission Deadline that it has not received Sufficient Clearing Bids for Tortoise Notes of the series, provided, however, that if the Auction Agent so advises any Broker-Dealer, it shall so advise all Broker-Dealers;

               (ii) verifying the Orders of a Broker-Dealer prior to the
          Submission Deadline, provided, however, that if the Auction Agent verifies the Orders of any Broker-Dealer, it shall verify the Orders of all Broker-Dealers requesting such verification; or

               (iii) contacting a Broker-Dealer who has submitted an Order that does not
         conform to the requirements of these Auction Procedures and requesting that such Broker-Dealer resubmit such Order so that it conforms to the requirements of these Auction Procedures; provided, however, that if the Auction Agent has not received a corrected conforming Order within one hour of the Submission Deadline, the Auction Agent shall, to the extent possible, adjust such Order in conformity with the provisions of these Auction Procedures, and, if the Auction Agent is unable to so adjust such Order, the Auction Agent shall reject such Order.

     3. Treatment of Orders by the Auction Agent. Anything herein to the contrary notwithstanding:

          (a) If the Auction Agent receives an Order which does not conform to the requirements of these Auction Procedures, the Auction Agent may contact the Broker-Dealer submitting such Order for a period of up to one hour after the Submission Deadline and request that such Broker-Dealer resubmit such Order so that it conforms to the requirements of these Auction
     Procedures. If the Auction Agent has not received a corrected conforming
     Order within one hour of the Submission Deadline, the Auction Agent shall, to the extent possible, adjust such Order in conformity with the provisions of these Auction Procedures and, if the Auction Agent is unable to so adjust such Order, the Auction Agent shall reject such Order.

          (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round the rate up to the next highest one thousandth (.001) of 1%.

          (c) If one or more Orders covering in the aggregate more than the principal amount of outstanding Tortoise Notes of the series subject to an
     Auction held by any Existing Holder is submitted to the Auction Agent, such
     Orders shall be considered valid as follows:

               (i) all Hold Orders for Tortoise Notes of a series shall be considered Hold Orders, but only up to and including in the aggregate the principal amount of outstanding Tortoise Notes of the series held by such Existing Holder;

               (ii) (A) any Bid of an Existing Holder shall be considered valid as a Bid of an Existing Holder up to and including the excess of the principal amount of outstanding Tortoise Notes of a series held by the
          Existing Holder over the principal amount of Tortoise Notes of the series subject to any Hold Orders referred to in clause (i) above;

                    (B) subject to subclause (A), all Bids of any Existing
               Holder with the same rate shall be aggregated and considered a single Bid of an Existing Holder up to and including the excess of the principal amount of outstanding Tortoise Notes of the series held by the Existing Holder over the principal amount of
               Tortoise Notes of the series subject to any Hold Orders referred to in clause (i) above;

                                      A-4

                    (C) subject to subclause (A), if more than one Bid with
               different rates is submitted on behalf of such Existing Holder, such Bids shall be considered Bids of an Existing Holder in the ascending order of their respective rates up to the amount of excess of the principal amount of outstanding Tortoise Notes of the series held by the Existing Holder over the principal amount of Tortoise Notes of the series subject to any Hold Orders referred to in clause (i) above;

                    (D) the principal amount, if any, of outstanding Tortoise
               Notes of the series subject to Bids not considered to be Bids of an Existing Holder under this clause (ii) shall be treated as the subject of a Bid for Tortoise Notes of the series by a Potential
               Holder; and

               (iii) all Sell Orders shall be considered Sell Orders, but only up to and including a principal amount of Tortoise Notes of the series equal to the excess of the principal amount of outstanding Tortoise
          Notes of the series held by such Existing Holder over the sum of the principal amount of Tortoise Notes of such series subject to Hold
          Orders referred to in clause (i) above and the principal amount of
          Tortoise Notes of such series considered to be subject to Bids of such
          Existing Holder pursuant to clause (ii) above.

          (d) If an Order specifies Tortoise Notes of a series to be held, purchased or sold in a principal amount which is not in an Authorized
     Denomination, the Auction Agent shall round the amount down to the nearest
     Authorized Denomination, and the Auction Agent shall conduct the Auction
     Procedures as if such Order had been submitted in such lower amount.

          (e) If any portion of an Order of an Existing Holder relates to a
     Tortoise Note of a series that has been called for redemption on or prior to the Interest Payment Date next succeeding such Auction, the Order shall be invalid with respect to such portion and the Auction Agent shall conduct the Auction Procedures as if such portion of such Order had not been submitted.

          (f) No Tortoise Note of a series which has been called for redemption on or prior to the Interest Payment Date next succeeding such Auction shall be included in the calculation of Available Tortoise Notes for such
     Auction.

     4. Determination of Applicable Rate. (a) Promptly after the Submission
Deadline for the Tortoise Notes of a series on each Auction Date, the Auction
Agent shall assemble all Orders submitted or deemed submitted to it by the
Broker-Dealers (each such Order as submitted or deemed submitted by a
Broker-Dealer being hereinafter referred to as a "Submitted Hold Order," a
"Submitted Bid" or a "Submitted Sell Order," as the case may be, and collectively as a "Submitted Order") and shall determine (i) the Available
Tortoise Notes, (ii) whether there are Sufficient Clearing Bids, and (iii) the
Applicable Rate.

          (b) Promptly after the Auction Agent has made such determination, it shall advise the Company of the Applicable Rate for the next succeeding
     Rate Period.

     5. Allocation of Tortoise Notes. (a) In the event of Sufficient Clearing
Bids for the Tortoise Notes of a series subject to the further provisions of paragraphs (c) and (d) of this Section 5. Submitted Orders for Tortoise Notes of the series shall be accepted or rejected as follows in the following order of priority:

               (i) the Submitted Hold Order of each Existing Holder shall be accepted, thus requiring each such Existing Holder to continue to hold the Tortoise Notes that are the subject of such Submitted Hold Order;

               (ii) the Submitted Sell Order of each Existing Holder shall be accepted and the Submitted Bids of each Existing Holder specifying any rate that is higher than the Winning Bid Rate shall be accepted, thus requiring each Existing Holder to sell the Tortoise Notes that are the subject of such Submitted Sell Order or Submitted Bid;

               (iii) the Submitted Bid of each Existing Holder specifying any rate that is lower than the Winning Bid Rate shall be rejected, thus requiring each such Existing Holder to continue to hold the Tortoise
          Notes that are the subject of the Submitted Bid;

               (iv) the Submitted Bid of each Potential Holder specifying any rate that is lower than the Winning Bid Rate for Tortoise Notes of the series shall be accepted, thus requiring each such Potential Holder to purchase the Tortoise Notes that are the subject of the Submitted Bid;

                                      A-5

               (v) the Submitted Bid of each Existing Holder specifying a rate that is equal to the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to continue to hold the Tortoise
          Notes of the series that are the subject of the Submitted Bid, but only up to and including the principal amount of Tortoise Notes of such series obtained by multiplying (A) the principal amount of
          Outstanding Tortoise Notes which are not the subject of Submitted Hold
          Orders described in clause (i) of this paragraph (a) or of Submitted
          Bids described in clauses (iii) and (iv) of this paragraph (a) by (B)
          a fraction, the numerator of which shall be the principal amount of
          Outstanding Tortoise Notes held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate principal amount of Outstanding Tortoise Notes subject to such
          Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate, and the remainder, if any, of such
          Submitted Bid shall be rejected, thus requiring each such Existing
          Holder to sell any excess amount of Tortoise Notes;

               (vi) the Submitted Bid of each Potential Holder specifying a rate that is equal to the Winning Bid Rate shall be accepted, thus requiring each such Potential Holder to purchase the Tortoise Notes of the series that are the subject of such Submitted Bid, but only in an amount equal to the principal amount of Tortoise Notes of such series obtained by multiplying (A) the aggregate principal amount of
          Outstanding Tortoise Notes which are not the subject of Submitted Hold
          Orders described in clause (i) of this paragraph (a) or of Submitted
          Bids described in clauses (iii), (iv) or (v) of this paragraph (a) by
          (B) a fraction, the numerator of which shall be the principal amount of Outstanding Tortoise Notes subject to such Submitted Bid and the denominator of which shall be the sum of the Outstanding Tortoise
          Notes subject to such Submitted Bids made by all such Potential
          Holders that specified a rate equal to the Winning Bid Rate, and the remainder of such Submitted Bid shall be rejected; and

               (vii) the Submitted Bid of each Potential Holder specifying any rate that is higher than the Winning Bid Rate shall be rejected.

          (b) In the event there are not Sufficient Clearing Bids for the
     Tortoise Notes of the series subject to the provisions of paragraphs (c)
     and (d) of this Section 5, Submitted Orders for the Tortoise Notes of the
     series shall be accepted or rejected as follows in the following order of priority:

               (i) the Submitted Hold Order of each Existing Holder shall be accepted, thus requiring each such Existing Holder to continue to hold the Tortoise Notes that are the subject of such Submitted Hold Order;

               (ii) the Submitted Bid of each Existing Holder specifying any rate that is not higher than the Maximum Rate shall be accepted, thus requiring each such Existing Holder to continue to hold the Tortoise
          Notes that are the subject of such Submitted Bid;

               (iii) the Submitted Bids specifying any rate that is not higher than the Maximum Rate for the Tortoise Notes shall be accepted, thus requiring each such Potential Holder to purchase the Tortoise Notes that are the subject of such Submitted Bid; and

               (iv) the Submitted Sell Orders of each Existing Holder shall be accepted as Submitted Sell Orders and the Submitted Bids of each such
          Existing Holder specifying any rate that is higher than the Maximum
          Rate shall be deemed to be and shall be accepted as Submitted Sell
          Orders, in both cases only up to and including the principal amount of
          Tortoise Notes of such series obtained by multiplying (A) the principal amount of Tortoise Notes subject to Submitted Bids described in clause (iii) of this paragraph (b) by (B) a fraction, the numerator of which shall be the principal amount of Outstanding Tortoise Notes held by such Existing Holder subject to such Submitted Sell Order or such Submitted Bid deemed to be a Submitted Sell Order and the denominator of which shall be the principal amount of Outstanding
          Tortoise Notes subject to all such Submitted Sell Orders and such
          Submitted Bids deemed to be Submitted Sell Orders, and the remainder of each such Submitted Sell Order or Submitted Bid shall be deemed to be and shall be accepted as a Hold Order and each such Existing Holder shall be required to continue to hold such excess amount of Tortoise
          Notes; and

               (v) the Submitted Bid of each Potential Holder specifying any rate that is higher than the Maximum Rate shall be rejected.

          (c) If, as a result of the procedures described in paragraphs (a) or
     (b) of this Section 5, any Existing Holder or any Potential Holder would be required to purchase or sell an aggregate principal amount of Tortoise
     Notes of a series that is not an

                                      A-6

     Authorized Denomination on any Auction Date, the Auction Agent shall by lot, in such manner as it shall determine in its sole discretion, round up or down the principal amount of Tortoise Notes of the series to be purchased or sold by any Existing Holder or Potential Holder on the Auction
     Date so that the principal amount of Tortoise Notes so purchased or sold by each Existing Holder or Potential Holder on the Auction Date shall be an
     Authorized Denomination of Tortoise Notes, even if such allocation results in one or more of such Existing Holders or Potential Holders not purchasing or selling any Tortoise Notes on such Auction Date.

          (d) If, as a result of the procedures described in paragraph (a) of this Section 5, any Potential Holder would be required to purchase less than the minimum Authorized Denomination of Tortoise Notes of a series that is not an Authorized Denomination on any Auction Date, the Auction Agent
     shall by lot, in such manner as it shall determine in its sole discretion, allocate Tortoise Notes of that series for purchase among Potential Holders so that the principal amount of Tortoise Notes of such series are purchased on the Auction Date by any Potential Holder shall be an Authorized
     Denomination, even if the allocation results in one or more Potential
     Holders not purchasing Tortoise Notes of such series on the Auction Date.

     6. Notice of Applicable Rate. (a) On each Auction Date, the Auction Agent shall notify each Broker-Dealer that participated in the Auction held on such
Auction Date by electronic means acceptable to the Auction Agent and the applicable Broker-Dealer of the following, with respect to the Tortoise Notes of a series for which an Auction was held on such Auction Date:

               (i) the Applicable Rate determined on such Auction Date for the succeeding Rate Period;

               (ii) whether Sufficient Clearing Bids existed for the
          determination of the Winning Bid Rate;

               (iii) if such Broker-Dealer submitted a Bid or a Sell Order on behalf of an Existing Holder, whether such Bid or Sell Order was accepted or rejected and the principal amount of Tortoise Notes of the series, if any, to be sold by such Existing Holder;

               (iv) if such Broker-Dealer submitted a Bid on behalf of a
          Potential Holder, whether such Bid was accepted or rejected and the principal amount of Tortoise Notes of the series, if any, to be purchased by such Potential Holder;

               (v) if the principal amount of Tortoise Notes of a series to be sold by all Existing Holders on whose behalf such Broker-Dealer submitted Bids or Sell Orders is different from the principal amount of Tortoise Notes of such series to be purchased by all Potential
          Holders on whose behalf such Broker-Dealer submitted a Bid, the name or names of one or more Broker-Dealers (and the Agent Member, if any, of each such other Broker-Dealer) and the principal amount of Tortoise
          Notes of such series to be (A) purchased from one or more Existing
          Holders on whose behalf such other Broker-Dealers submitted Bids or
          Sell Orders or (B) sold to one or more Potential Holders on whose behalf such Broker-Dealer submitted Bids; and

               (vi) the immediately succeeding Auction Date.

          (b) On each Auction Date, with respect to each series of Tortoise
     Notes for which an Auction was held on such Auction Date, each
     Broker-Dealer that submitted an Order on behalf of any Existing Holder or
     Potential Holder shall, if requested: (i) advise each Existing Holder and
     Potential Holder on whose behalf such Broker-Dealer submitted an Order as to (A) the Applicable Rate determined on such Auction Date, (B) whether any
     Bid or Sell Order submitted on behalf of each such Owner was accepted or rejected and (C) the immediately succeeding Auction Date; (ii) instruct each Potential Holder on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Potential Holder's
     Agent Member to pay to such Broker-Dealer (or its Agent Member) through the
     Securities Depository the amount necessary to purchase the principal amount of Tortoise Notes of such series to be purchased pursuant to such Bid against receipt of such Tortoise Notes; and (iii) instruct each Existing
     Holder on whose behalf such Broker-Dealer submitted a Sell Order that was accepted or a Bid that was rejected in whole or in part, to instruct such
     Existing Holder's Agent Member to deliver to such Broker-Dealer (or its
     Agent Member) through the Securities Depository the principal amount of
     Tortoise Notes of the series to be sold pursuant to such Bid or Sell Order against payment therefor.

     7. Miscellaneous Provisions Regarding Auctions. (a) In this Appendix A-I, each reference to the purchase, sale or holding of Tortoise Notes shall refer to beneficial interests in Tortoise Notes, unless the context clearly requires otherwise.

                                      A-7

          (b) During an auction Rate Period with respect to each series of
     Tortoise Notes, the provisions of the Indenture and the definitions contained therein and described in this Appendix A-1, including without limitation the definitions of All Hold Rate, Interest Payment Date, Maximum
     Rate, and Applicable Rate, may be amended pursuant to the Indenture by obtaining the consent of the majority of the owners of the affected
     Outstanding Tortoise Notes of a series bearing interest at the Applicable
     Rate as follows. If on the first Auction Date occurring at least 20 days after the date on which the Trustee mailed notice of such proposed amendment to the registered owners of the affected Outstanding Tortoise
     Notes of the series, (i) the Applicable Rate which is determined on such date is the Winning Bid Rate or the All Hold Rate and (ii) there is delivered to the Company and the Trustee an opinion of counsel to the effect that such amendment shall not adversely affect the validity of the
     Tortoise Notes of the series or any exemption from federal income tax to which the interest on the Tortoise Notes of the series would otherwise be entitled, the proposed amendment shall be deemed to have been consented to by the owners of all affected Outstanding Tortoise Notes of the series bearing interest at the Applicable Rate.

          (c) If the Securities Depository notifies the Company that it is unwilling or unable to continue as registered owner of the Tortoise Notes of a Series or if at any time the Securities Depository shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation and a successor to the Securities Depository is not appointed by the Company within 90 days after the Company receives notice or becomes aware of such condition, as the case may be, the company shall execute and the Trustee shall authenticate and deliver certificates representing the Tortoise Notes of the Series. Such Tortoise Notes shall be registered in such names and
     Authorized Denominations as the Securities Depository, pursuant to instructions from the Agent Members or otherwise, shall instruct the
     Company and the Trustee.

     During an Auction Rate Period, so long as the ownership of the Tortoise
Notes of a series is maintained in book-entry form by the Securities Depository, an Existing Holder or a Beneficial Owner may sell, transfer or otherwise dispose of a Tortoise Note only pursuant to a Bid or Sell Order in accordance with the
Auction Procedures or to or through a Broker-Dealer, provided that (i) in the case of all transfers other than pursuant to Auctions such Existing Holder or its Broker-Dealer or its Agent Member advises the Auction Agent of such transfer and (ii) a sale, transfer or other disposition of Tortoise Notes of the series from a customer of a Broker-Dealer who is listed on the records of that
Broker-Dealer as the holder of such Tortoise Notes to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this paragraph if such
Broker-Dealer remains the Existing Holder of the Tortoise Notes so sold, transferred or disposed or immediately after such sale, transfer or disposition.

     8. Changes in Auction Period or Auction Date.

          (a) Changes in Auction Period. (i) During any Auction Period, the
     Company, may, from time to time on the Interest Payment Date immediately following the end of any Auction Period, change the length of the Auction
     Period with respect to all of the Tortoise Notes of a series in order to accommodate economic and financial factors that may affect or be relevant to the length of the Auction Period and the rate of Tortoise Notes of such series. The Company shall initiate the change in the length of the Auction
     Period by giving written notice to the Trustee, Auction Agent, the
     Broker-Dealers and the Securities Depository that the Auction Period shall change if the conditions described herein are satisfied and the proposed effective date of the change, at least 10 Business Days prior to the
     Auction Date for such Auction Period.

               (ii) Any such changed Auction Period shall be for a period of one day, seven-days, 28-days, 35-days, three months, six months and shall be for all of the Tortoise Notes of a series in an Auction Period.

               (iii) The change in the length of the Auction Period shall not be allowed unless Sufficient Clearing Bids existed at the Auction immediately preceding the proposed change.

               (iv) The change in length of the Auction Period shall take effect only if Sufficient Clearing Bids exist at the Auction on the Auction
          Date for such first Auction Period. For purposes of the Auction for such first Auction Period only, each Existing Holder shall be deemed to have submitted Sell Orders with respect to all of its Tortoise
          Notes of a series except to the extent such Existing Holder submits an
          Order with respect to such notes.

          (b) Changes in Auction Date. The Auction Agent, at the direction of the Company, may specify an earlier Auction Date (but in no event more than five Business Days earlier) than the Auction Date that would otherwise be determined in accordance with the definition of "Auction Date" in order to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the day of the week constituting an

                                      A-8

     Auction Date and the rate of the Tortoise Notes of the series. The Auction
     Agent shall provide notice of the Company's direction to specify an earlier
     Auction Date for an Auction Period by means of a written notice delivered at least 45 days prior to the proposed changed Auction Date to the Company, the Broker-Dealers and the Securities Depository. In the event that Auction
     Agent is instructed to specify an earlier Auction Date, the days of the week on which an Auction Period begins and ends and the Interest Payment
     Date shall be adjusted accordingly.

                                      A-9

                                   APPENDIX B
                       TORTOISE ENERGY CAPITAL CORPORATION

                         FORM OF ARTICLES SUPPLEMENTARY

               SERIES __ MONEY MARKET CUMULATIVE PREFERRED SHARES

     Tortoise Energy Capital Corporation (the "Company"), a Maryland
corporation, certifies to the State Department of Assessments and Taxation of
Maryland that:

     FIRST: Under a power contained in Article VI, of the charter of the Company
(the "Charter"), the Board of Directors by duly adopted resolutions classified and designated _____ shares of authorized but unissued Preferred Stock (as defined in the Charter) as shares of Series __ Money Market Cumulative Preferred
Shares, liquidation preference $25,000 per share, with the following preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption, which, upon any restatement of the Charter, shall become part of Article VI of the Charter, with any necessary or appropriate renumbering or relettering of the sections or subsections hereof.

               SERIES __ MONEY MARKET CUMULATIVE PREFERRED SHARES

                                   DESIGNATION

     MMP Shares: _____ shares of Preferred Stock are classified and designated as Series __ Money Market Cumulative Preferred Shares, liquidation preference
$25,000 per share ("MMP Shares"). The initial Dividend Period for the MMP Shares shall be the period from and including the Original Issue Date thereof to but excluding ________, 20__. Each MMP Share shall have an Applicable Rate for its initial Dividend Period equal to ___% per annum and an initial Dividend Payment
Date of ________, 20__. Each MMP Share shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Charter applicable to shares of Preferred Stock ("Preferred Shares"), as are set forth in Part I and Part II of these terms of the MMP Shares. The MMP Shares shall constitute a separate series of Preferred Shares.

     Subject to the provisions of Section 11 of Part I hereof, the Board of
Directors of the Company may, in the future, authorize the issuance of additional MMP Shares with the same preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption and other terms herein described, except that the initial Dividend Period, the Applicable Rate for the initial Dividend Period and the initial Dividend Payment Date shall be as set forth in the Articles Supplementary relating to such additional MMP Shares.

     As used in Part I and Part II of these terms of the MMP Shares, capitalized terms shall have the meanings provided in Section 17 of Part I.

                           PART II: MMP SHARES TERMS

     1. Number of Shares; Ranking. (a) The initial number of authorized MMP
Shares is _____ shares. No fractional MMP Shares shall be issued.

          (b) Any MMP Shares which at any time have been redeemed or purchased by the Company shall, after redemption or purchase, be returned to the status of authorized but unissued Preferred Shares, without further designation as to series.

          (c) The MMP Shares shall rank on a parity with shares of any other series of Preferred Shares (including any other MMP Shares) as to the payment of dividends to which the shares are entitled and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the
     Company.

          (d) No Holder of MMP Shares shall have, solely by reason of being a
     Holder, any preemptive right, or, unless otherwise determined by the Board of Directors, other right to acquire, purchase or subscribe for any MMP
     Shares, shares of common stock of the Company ("Common Shares") or other securities of the Company which it may hereafter issue or sell.

                                      B-1

          (e) No Holder of MMP Shares shall be entitled to exercise the rights of an objecting stockholder under Title 3, Subtitle 2 of the Maryland
     General Corporation Law (the "MGCL") or any successor provision.

     2. Dividends. (a) The Holders of MMP Shares shall be entitled to receive cash dividends, when, as and if authorized by the Board of Directors and declared by the Company, out of funds legally available therefor, at the rate per annum equal to the Applicable Rate, determined as set forth in paragraph (c)
of this Section 2, and no more, payable on the respective dates determined as set forth in paragraph (b) of this Section 2. Dividends on Outstanding MMP
Shares issued on the Original Issue Date shall accumulate from the Original
Issue Date.

          (b) (i) Dividends shall be payable when, as and if authorized by the
     Board of Directors and declared by the Company following the initial
     Dividend Payment Date, subject to subparagraph (b)(ii) of this Section 2, on MMP Shares, with respect to any Dividend Period on the first Business
     Day following the last day of the Dividend Period; provided, however, if the Dividend Period is greater than 30 days, then on a monthly basis on the first Business Day of each month within the Dividend Period and on the
     Business Day following the last day of the Dividend Period.

               (ii) If a day for payment of dividends resulting from the
          application of subparagraph (b)(i) above is not a Business Day, then the Dividend Payment Date shall be the first Business Day that falls after such day for payment of dividends.

               (iii) The Company shall pay to the Paying Agent not later than
          3:00 p.m., New York City time, on the Business Day next preceding each
          Dividend Payment Date for the MMP Shares, an aggregate amount of federal funds or similar same-day funds, equal to the dividends to be paid to all Holders of such shares on such Dividend Payment Date. The
          Company shall not be required to establish any reserves for the payment of dividends.

               (iv) All moneys paid to the Paying Agent for the payment of dividends shall be held in trust for the payment of such dividends by the Paying Agent for the benefit of the Holders specified in subparagraph (b)(v) of this Section 2. Any moneys paid to the Paying
          Agent in accordance with the foregoing but not applied by the Paying
          Agent to the payment of dividends, will, to the extent permitted by law, be repaid to the Company at the end of 90 days from the date on which such moneys were to have been so applied.

               (v) Each dividend on MMP Shares shall be paid on the Dividend
          Payment Date therefor to the Holders as their names appear on the share ledger or share records of the Company on the Business Day next preceding such Dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the share ledger or share records of the Company on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors. No interest will be payable in respect of any dividend payment or payments which may be in arrears.

          (c) (i) The dividend rate on Outstanding MMP Shares during the period from and after the Original Issue Date to and including the last day of the initial Dividend Period therefor shall be equal to the rate per annum set forth under "Designation" above. For each subsequent Dividend Period with respect to the MMP Shares Outstanding thereafter, the dividend rate shall be equal to the rate per annum that results from an Auction; provided, however, that if Sufficient Clearing Bids have not been made in an Auction
     (other than as a result of all MMP Shares being the subject of Submitted
     Hold Orders), then the dividend rate on the MMP Shares for any such
     Dividend Period shall be the Maximum Rate (except during a Default Period when the dividend rate shall be the Default Rate). If an Auction for any subsequent Dividend Period is not held for any reason, including because there is no Auction Agent or Broker-Dealer, then the dividend rate on the
     MMP Shares for such Dividend Period shall be the Maximum Rate (except during a Default Period when the dividend rate shall be the Default Rate).

     The All Hold Rate will apply automatically following an Auction in which all of the Outstanding MMP Shares are subject (or are deemed to be subject) to
Hold Orders. The rate per annum at which dividends are payable on MMP Shares as determined pursuant to this Section 2(c)(i) shall be the "Applicable Rate."

               (ii) Subject to the cure provisions below, a "Default Period"
          will commence on any Dividend Payment Date or any date fixed for redemption, as applicable, if the Company fails to deposit irrevocably in trust in federal funds or similar same-day funds, with the Paying
          Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend payable on the Dividend Payment Date (a "Dividend
          Default") or (B) the full amount of any Redemption Price payable on the date fixed for redemption (the "Redemption Date") (a "Redemption
          Default", and together with a Dividend Default, hereinafter referred to as

                                      B-2

          "Default"). Subject to the cure provisions of Section 2(c)(iii) below, a Default Period with respect to a Dividend Default or a Redemption
          Default shall end on the Business Day on which, by 12:00 noon, New
          York City time, all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Applicable
          Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard
          Dividend Period; provided, however, that the commencement of a Default
          Period will not by itself cause the commencement of a new Dividend
          Period. No Auction shall be held during a Default Period.

               (iii) No Default Period with respect to a Dividend Default or
          Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Company) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York
          City time within three Business Days after the applicable Dividend
          Payment Date or Redemption Date, together with an amount equal to the
          Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360.

               (iv) The amount of dividends per share payable (if declared) on each Dividend Payment Date of each Dividend Period (or in respect of dividends on another date in connection with a redemption during such
          Dividend Period) shall be computed by multiplying the Applicable Rate
          (or the Default Rate) for such Dividend Period (or a portion thereof)
          by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such share was
          Outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360, multiplying the amount so obtained by the liquidation preference per share, and rounding the amount so obtained to the nearest cent.

          (d) Any dividend payment made on MMP Shares shall first be credited against the earliest accumulated but unpaid dividends due with respect to such MMP Shares.

          (e) For so long as the MMP Shares are Outstanding, except as contemplated by Part I of these terms of the MMP Shares, the Company will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of capital stock, if any, ranking junior to the MMP Shares as to dividends or upon liquidation) with respect to Common Shares or any other shares of the Company ranking junior to or on a parity with the MMP
     Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Company ranking junior to the MMP Shares as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Company ranking junior to or on a parity with the MMP Shares as to dividends and upon liquidation), unless (1) there is no event of default under any borrowings (including the Tortoise Notes)
     that is continuing; (2) immediately after such transaction, the Company would have Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance Amount and the 1940 Act MMP
     Shares Asset Coverage would be achieved, (3) immediately after the transaction, the Company would have eligible portfolio holdings with an aggregated discounted value at least equal to the asset coverage requirements, if any, under any Borrowings, (4) full cumulative dividends on the MMP Shares due on or prior to the date of the transaction have been declared and paid and (5) the Company has redeemed the full number of MMP
     Shares required to be redeemed by any provision for mandatory redemption contained in Section 3(a)(ii).

     3. Redemption. (a) (i) After the initial Dividend Period, subject to the provisions of this Section 3 and to the extent permitted under the 1940 Act and
Maryland law, the Company may, at its option, redeem in whole or in part out of funds legally available therefor MMP Shares herein designated as (A) having a
Dividend Period of one year or less, on the Business Day after the last day of such Dividend Period by delivering a notice of redemption to the Auction Agent not less than 15 calendar days and not more than 40 calendar days prior to the date fixed for such redemption, at a redemption price per share equal to
$25,000, plus an amount equal to accumulated but unpaid dividends thereon
(whether or not earned or declared) to the date fixed for redemption
("Redemption Price"), or (B) having a Dividend Period of more than one year, on any Business Day prior to the end of the relevant Dividend Period by delivering a notice of redemption to the Auction Agent not less than 15 calendar days and not more than 40 calendar days prior to the date fixed for such redemption, at the Redemption Price, plus a redemption premium, if any, determined solely by the Board of Directors and set forth in any applicable Specific Redemption
Provisions at the time of the designation of such Dividend Period as set forth in Section 5 of these terms of the MMP Shares; provided, however, that during a
Dividend Period of more than one year no MMP Shares will be subject to optional redemption except in accordance with any Specific Redemption Provisions approved by the Board of Directors after consultation with the Broker-Dealers at the time of the designation of such Dividend Period. Notwithstanding the foregoing, the
Company shall not give a notice of or effect any redemption pursuant to this
Section 3(a)(i) unless, on the date on which the Company intends to give such notice and on the date of redemption (1) the Company has available certain

                                      B-3

Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of MMP Shares by reason of the redemption of such MMP Shares on such date fixed for the redemption and
(2) the Company would have Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date.

               (ii) If the Company fails to maintain, as of any Valuation Date,
          Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance Amount or, as of the last Business
          Day of any month, the 1940 Act MMP Shares Asset Coverage, and such failure is not cured within ten Business Days following such Valuation
          Date in the case of a failure to maintain the MMP Shares Basic
          Maintenance Amount or on the last Business Day of the following month in the case of a failure to maintain the 1940 Act MMP Shares Asset
          Coverage (each an "Asset Coverage Cure Date"), the MMP Shares will be subject to mandatory redemption out of funds legally available therefor. The number of MMP Shares to be redeemed in such
          circumstances will be equal to the lesser of (1) the minimum number of
          MMP Shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset
          Coverage Cure Date, would result in the Company having Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares
          Basic Maintenance Amount, or sufficient to satisfy the 1940 Act MMP
          Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of MMP Shares the redemption of which would have such result, all MMP Shares then Outstanding will be redeemed), and (2) the maximum number of MMP Shares that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price set forth in subparagraph (a)(iii) of this Section 3.

               (iii) In determining the MMP Shares required to be redeemed in accordance with the foregoing Section 3(a)(ii), the Company shall allocate the number of shares required to be redeemed to satisfy the
          MMP Shares Basic Maintenance Amount or the 1940 Act MMP Shares Asset
          Coverage, as the case may be, pro rata among the Holders of MMP Shares in proportion to the number of shares they hold by lot or by such other method as the Company shall deem fair and equitable, subject to any mandatory redemption provisions, subject to the further provisions of this subparagraph (iii). The Company shall effect any required mandatory redemption pursuant to subparagraph (a)(ii) of this Section
          3 no later than 40 calendar days after the Asset Coverage Cure Date
          (the "Mandatory Redemption Date"), except that if the Company does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, the number of MMP Shares which would be required to be redeemed by the Company under subparagraph
          (a)(ii) of this Section 3 if sufficient funds were available, together with shares of other Preferred Shares which are subject to mandatory redemption under provisions similar to those contained in this Section
          3, or the Company otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Company shall redeem those MMP Shares, and shares of other Preferred Shares which it was unable to redeem, on the earliest practicable date on which the
          Company will have such funds available, upon notice pursuant to
          Section 3(b) to record owners of the MMP Shares to be redeemed and the
          Paying Agent. The Company will deposit with the Paying Agent funds sufficient to redeem the specified number of MMP Shares with respect to a redemption required under subparagraph (a)(ii) of this Section 3, by 12:00 p.m., New York City time, on the Mandatory Redemption Date.
          If fewer than all of the Outstanding MMP Shares are to be redeemed pursuant to this Section 3(a)(iii), the number of shares to be redeemed shall be redeemed pro rata from the Holders of such shares in proportion to the number of such shares held by such Holders, by lot or by such other method as the Company shall deem fair and equitable, subject, however, to the terms of any applicable Specific Redemption
          Provisions. "Mandatory Redemption Price" means the Redemption Price plus (in the case of a Dividend Period of one year or more only) a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable
          Specific Redemption Provisions.

          (b) In the event of a redemption pursuant to Section 3(a), the Company will file a notice of its intention to redeem with the Commission so as to provide at least the minimum notice required under Rule 23c-2 under the
     1940 Act or any successor provision. In addition, the Company shall deliver a notice of redemption to the Auction Agent (the "Notice of Redemption")
     containing the information set forth below (1) in the case of an optional redemption pursuant to subparagraph (a)(i) above, one Business Day prior to the giving of notice to the Holders, and (2) in the case of a mandatory redemption pursuant to subparagraph (a)(ii) above, on or prior to the 30th day preceding the Mandatory Redemption Date. The Auction Agent will use its reasonable efforts to provide notice to each Holder of MMP Shares called for redemption by electronic or other reasonable means not later than the close of business on the Business Day immediately following the day on which the Auction Agent determines the shares to be redeemed (or, during a
     Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the
     Auction Agent receives Notice of Redemption from the Company). The Auction
     Agent shall confirm such notice in writing not later than the close of business on the third Business Day preceding the date fixed for redemption by providing the Notice of Redemption to each Holder of shares called for redemption, the Paying Agent (if different from

                                      B-4

     the Auction Agent) and the Securities Depository. Notice of Redemption will be addressed to the registered owners of MMP Shares at their addresses appearing on the share records of the Company. Such Notice of Redemption will set forth (1) the date fixed for redemption, (2) the number and identity of MMP Shares to be redeemed, (3) the redemption price (specifying the amount of accumulated dividends to be included therein and the amount of the redemption premium, if any), (4) that dividends on the shares to be redeemed will cease to accumulate on such date fixed for redemption, and
     (5) the provision under which redemption shall be made. No defect in the
     Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares to be redeemed from such Holder.

          (c) Notwithstanding the provisions of paragraph (a) of this Section 3, but subject to Section 7(f), no MMP Shares may be redeemed unless all dividends in arrears on the Outstanding MMP Shares and all shares of capital stock of the Company ranking on a parity with the MMP Shares with respect to payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing shall not prevent the purchase or acquisition of all
     Outstanding MMP Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all Outstanding MMP Shares.

          (d) Upon the deposit of funds sufficient to redeem MMP Shares with the
     Paying Agent on the date fixed for redemption and the giving of the Notice of Redemption to the Auction Agent under paragraph (b) of this Section 3, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be Outstanding for any purpose (including, without limitation, for purposes of calculating whether the Company has maintained the requisite MMP Shares Basic Maintenance Amount or the 1940 Act MMP
     Shares Asset Coverage), and all rights of the Holder of the shares so called for redemption shall cease and terminate, except the right of such
     Holder to receive the redemption price specified herein, but without any interest or other additional amount. Such redemption price shall be paid by the Paying Agent to the nominee of the Securities Depository. Upon written request, the Company shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the
     Paying Agent in excess of (1) the aggregate redemption price of the MMP
     Shares called for redemption on such date and (2) such other amounts, if any, to which Holders of MMP Shares called for redemption may be entitled.
     Any funds so deposited that are unclaimed at the end of two years from such redemption date shall, to the extent permitted by law, be paid to the
     Company upon its written request, after which time the Holders of MMP
     Shares so called for redemption may look only to the Company for payment of the redemption price and all other amounts, if any, to which they may be entitled.

          (e) To the extent that any redemption for which a Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, or is otherwise prohibited, such redemption shall be made as soon as practicable to the extent such funds become legally available or such redemption is no longer otherwise prohibited. Failure to redeem MMP
     Shares shall be deemed to exist when the Company shall have failed, for any reason whatsoever, to deposit in trust with the Paying Agent the redemption price with respect to any shares for which such Notice of Redemption has been given in accordance with Section 2(c)(ii) hereof. Notwithstanding the fact that the Company may not have redeemed MMP Shares for which a Notice of Redemption has been given, dividends may be declared and paid on MMP
     Shares and shall include those MMP Shares for which Notice of Redemption has been given but for which deposit of funds has not been made.

          (f) All moneys paid to the Paying Agent for payment of the redemption price of MMP Shares called for redemption shall be held in trust by the
     Paying Agent for the benefit of Holders of shares so to be redeemed.

          (g) So long as any MMP Shares are held of record by the nominee of the
     Securities Depository, the redemption price for such shares will be paid on the date fixed for redemption to the nominee of the Securities Depository for distribution to Agent Members for distribution to the persons for whom they are acting as agent.

          (h) Except for the provisions described above, nothing contained in these terms of the MMP Shares limits any right of the Company to purchase or otherwise acquire any MMP Shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any MMP Shares for which Notice of Redemption has been given and the Company is in compliance with the 1940 Act MMP Shares Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic
     Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. If fewer than all the Outstanding MMP Shares are redeemed or otherwise acquired by the Company, the Company shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.

                                      B-5

          (i) In the case of any redemption pursuant to this Section 3, only whole MMP Shares shall be redeemed, and in the event that any provision of the Charter would require redemption of a fractional share, the Auction
     Agent shall be authorized to round up so that only whole shares are redeemed.

          (j) Notwithstanding anything herein to the contrary, including, without limitation, Sections 2(e) and 6(f) hereof, the Board of Directors may authorize, create or issue any class or series of shares of capital stock, including other series of MMP Shares, ranking prior to or on a parity with the MMP Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Company, to the extent permitted by the 1940 Act, as amended, if, upon issuance, the Company would meet the 1940 Act MMP Shares
     Asset Coverage, the MMP Shares Basic Maintenance Amount and the
     requirements of Section 11 of Part I hereof.

     4. Designation of Dividend Period. (a) The initial Dividend Period for the
MMP Shares is as set forth under "Designation" above. The Company will designate the duration of subsequent Dividend Periods of MMP Shares; provided, however, that no such designation is necessary for a Standard Dividend Period and, provided further, that any designation of a Special Dividend Period shall be effective only if (1) notice thereof shall have been given as provided herein,
(2) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, MMP Shares shall have been cured as provided above, (3) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed
Special Dividend Period, (4) if the Company shall have mailed a Notice of
Redemption with respect to any shares, the redemption price with respect to such shares shall have been deposited with the Paying Agent, and (5) in the case of the designation of a Special Dividend Period, the Company has confirmed that as of the Auction Date next preceding the first day of such Special Dividend
Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance Amount, and the Company has consulted with the Broker-Dealers and has provided notice of such designation and a MMP Shares
Basic Maintenance Report to Moody's (if Moody's is then rating the MMP Shares),
Fitch (if Fitch is then rating the MMP Shares) and any Other Rating Agency which is then rating the MMP Shares and so requires.

          (b) If the Company proposes to designate any Special Dividend Period, not fewer than seven (or two Business Days in the event the duration of the
     Dividend Period prior to such Special Dividend Period is fewer than eight days) nor more than 30 Business Days prior to the first day of such Special
     Dividend Period, notice shall be (1) made by press release and (2)
     communicated by the Company by telephonic or other means to the Auction
     Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Company proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (B) that the Company will by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Special
     Dividend Period, notify the Auction Agent, who will promptly notify the
     Broker-Dealers and the Existing Holders, of either (x) its determination, subject to certain conditions, to proceed with such Special Dividend
     Period, subject to the terms of any Specific Redemption Provisions, or (y)
     its determination not to proceed with such Special Dividend Period, in which latter event the succeeding Dividend Period shall be a Standard
     Dividend Period.

     No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the
Company shall deliver to the Auction Agent, who will promptly deliver to the
Broker-Dealers and Existing Holders, either:

               (i) a notice stating (A) that the Company has determined to designate the next succeeding Dividend Period as a Special Dividend
          Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

               (ii) a notice stating that the Company has determined not to exercise its option to designate a Special Dividend Period.

     If the Company fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirmation provided in clause (v) of paragraph (a) of this
Section 4 by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Company shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Dividend Period.

     5. Restrictions on Transfer. MMP Shares may be transferred only (a)
pursuant to an order placed in an Auction, (b) to or through a Broker-Dealer or
(c) to the Company or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an

                                      B-6

Auction will not be effective unless the selling Existing Holder or the Agent
Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the
Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding MMP Shares through different Broker-Dealers, advises the
Auction Agent of such transfer. The certificate representing the MMP Shares issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

     6. Voting Rights. (a) Except for matters which do not require the vote of holders of Preferred Shares under the 1940 Act and except as otherwise provided in the Charter or Bylaws, herein or as otherwise required by applicable law, (1)
each holder of MMP Shares shall be entitled to one vote for each MMP Share held on each matter submitted to a vote of stockholders of the Company, and (2) the holders of Outstanding Preferred Shares, including the MMP Shares, and Common
Shares shall vote together as a single class on all matters submitted to stockholders; provided, however, that the holders of Outstanding Preferred
Shares, including the MMP Shares, shall be entitled, as a class, to the exclusion of the holders of shares of all other classes of stock of the Company, to elect two Directors of the Company at all times. The identity and class (if the Board of Directors is then classified) of the nominees for such Directors may be fixed by the Board of Directors. Subject to paragraph (b) of this Section
6, the holders of outstanding Common Shares and Preferred Shares, including the
MMP Shares, voting together as a single class, shall elect the balance of the
Directors.

          (b) During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a
     "Voting Period"), the number of Directors constituting the Board of
     Directors shall automatically increase by the smallest number that, when added to the two Directors elected exclusively by the holders of Preferred
     Shares, including the MMP Shares, would constitute a majority of the Board of Directors as so increased by such smallest number; and the holders of
     Preferred Shares, including the MMP Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of the Company), to elect such smallest number of additional Directors, together with the two Directors that such holders are in any event entitled to elect. A Voting Period shall commence:

               (i) if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on Preferred
          Shares equal to at least two full years' dividends shall be due and unpaid; or

               (ii) if at any time holders of any Preferred Shares are entitled under the 1940 Act to elect a majority of the Directors of the
          Company.

     Upon the termination of a Voting Period, the voting rights described in this paragraph (b) of Section 6 shall cease, subject always, however, to the revesting of such voting rights in the holders of Preferred Shares, including the MMP Shares, upon the further occurrence of any of the events described in this paragraph (b) of Section 6.

          (c) As soon as practicable after the accrual of any right of the holders of Preferred Shares, including the MMP Shares, to elect additional
     Directors as described in paragraph (b) of this Section 6, the Company shall notify the Auction Agent, and the Auction Agent shall instruct the
     Directors to call a special meeting of such holders, and mail a notice of such special meeting to such holders, such meeting to be held not less than
     10 nor more than 30 calendar days after the date of mailing of such notice.
     If the Company fails to send such notice to the Auction Agent or if a special meeting is not called, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of Preferred Shares, including the MMP Shares, held during a Voting Period at which Directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Company), shall be entitled to elect the number of Directors prescribed in paragraph (b) of this Section 6 on a one-vote-per-share basis.

          (d) The terms of office of all persons who are Directors of the
     Company at the time of a special meeting of holders of the MMP Shares and holders of other Preferred Shares to elect Directors shall continue, notwithstanding the election at such meeting by the holders of the MMP
     Shares and such holders of other Preferred Shares of the number of
     Directors that they are entitled to elect, and the persons so elected by such holders, together with the two incumbent Directors elected by such holders and the remaining incumbent Directors, shall constitute the duly elected Directors of the Company.

          (e) Simultaneously with the termination of a Voting Period, the terms of office of the additional Directors elected by the holders of the MMP
     Shares and holders of other Preferred Shares pursuant to paragraph (b) of this Section 6 shall

                                      B-7

     terminate, the number of Directors constituting the Board of Directors shall decrease accordingly, the remaining Directors shall constitute the
     Directors of the Company and the voting rights of such holders to elect additional Directors pursuant to paragraph (b) of this Section 6 shall cease, subject to the provisions of the last sentence of paragraph (b) of this Section 6.

          (f) So long as any of the shares of Preferred Shares, including the
     MMP Shares, are Outstanding, the Company will not, without the affirmative vote of the holders of a majority of the outstanding Preferred Shares determined with reference to a "majority of outstanding voting securities"
     as that term is defined in Section 2(a)(42) of the 1940 Act (a "1940 Act
     Majority"), voting as a separate class:

               (i) amend, alter or repeal any of the preferences, rights or powers of such class of Preferred Shares so as to affect materially and adversely such preferences, rights or powers as defined in Section
          6(h) below;

               (ii) create, authorize or issue shares of any class of capital stock ranking senior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such shares of capital stock ranking senior to or on a parity with the Preferred Shares or reclassify any authorized shares of capital stock of the Company into any shares ranking senior to or on a parity with the Preferred Shares
          (except that, notwithstanding the foregoing, but subject to the provisions of either Section 3(j) or 11, as applicable, the Board of
          Directors, without the vote or consent of the holders of the Preferred
          Shares, including the MMP Shares, may from time to time authorize, create and classify, and the Company may from time to time issue, shares or series of Preferred Shares, including other series of MMP
          Shares, ranking on a parity with the MMP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Company, and may authorize, reclassify and/or issue any additional MMP Shares, including shares previously purchased or redeemed by the Company, subject to continuing compliance by the Company with 1940 Act MMP
          Shares Asset Coverage and MMP Shares Basic Maintenance Amount
          requirements);

               (iii) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action;

               (iv) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Company's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the MMP Shares or arising in connection with any futures contracts or options thereon, interest rate swap or cap transactions, forward rate transactions, put or call options, short sales of securities or other similar transactions; (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (vi) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the
          Company's custodian and the Auction Agent; or

               (v) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Company may borrow and issue senior securities as may be permitted by our investment restrictions or as may be permitted by the 1940 Act; provided, however, that transfers of assets by the Company subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Company has Eligible Assets with an aggregate
          Discounted Value at least equal to the MMP Shares Basic Maintenance
          Amount as of the immediately preceding Valuation Date.

          (g) The affirmative vote of the holders of a 1940 Act Majority of the
     Outstanding Preferred Shares, including the MMP Shares, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940

                                      B-8

     Act) adversely affecting such shares or any action requiring a vote of security holders of the Company under Section 13(a) of the 1940 Act.

          (h) The affirmative vote of the holders of a 1940 Act Majority of the
     Outstanding Preferred Shares, including the MMP Shares, voting separately from any other series, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series of classes of the
     Company's shares of capital stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series;
     (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any shares described in this Section 6(h) will in each case be in addition to a separate vote of the requisite percentage of Common Shares and/or
     Preferred Shares, if any, necessary to authorize the action in question.

          (i) The rights of the MMP Shares or the Holders thereof, including, without limitation, the interpretation or applicability of any or all covenants or other obligations of the Company contained herein or of the definitions of the terms contained herein, all such covenants, obligations and definitions having been adopted pursuant to Rating Agency Guidelines, may from time to time be modified, altered or repealed by the Board of
     Directors in its sole discretion, based on a determination by the Board of
     Directors that such action is necessary or appropriate in connection with obtaining or maintaining the rating of any Rating Agency with respect to the MMP Shares or revising our investment restrictions or policies consistent with guidelines of any Rating Agency, and any such modification, alteration or repeal will not be deemed to affect the preferences, rights or powers of MMP Shares or the Holders thereof, provided that the Board of
     Directors receives written confirmation from each relevant Rating Agency
     (with such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to and adopted in connection with another Rating Agency's rating of the MMP Shares) that any such modification, alteration or repeal would not adversely affect the rating then assigned by such Rating Agency.

     The terms of the MMP Shares are subject to the Rating Agency Guidelines, as reflected in a written document and as amended from time to time by the respective Rating Agency, for so long as the MMP Shares are then rated by the applicable Rating Agency. Such Rating Agency Guidelines may be amended by the respective Rating Agency without the vote, consent or approval of the Company, the Board of Directors and any holder of shares of Preferred Shares, including any series of MMP Shares, or any other stockholder of the Company.

     In addition, subject to compliance with applicable law, the Board of
Directors may modify the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of the Preferred
Shares, including the MMP Shares, or any other stockholder of the Company, and without receiving any confirmation from any rating agency after consultation with the Broker-Dealers, provided that immediately following any such increase the Company would be in compliance with the MMP Shares Basic Maintenance Amount.

          (j) Unless otherwise required by law, Holders of MMP Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. The Holders of MMP Shares shall have no rights to cumulative voting. If the Company fails to pay any dividends on the MMP Shares, the exclusive remedy of the Holders shall be the right to vote for Directors pursuant to the provisions of this Section 6.

          (k) The foregoing voting provisions will not apply with respect to the
     MMP Shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

     7. Liquidation Rights. (a) Upon the dissolution, liquidation or winding up of the affairs of the Company, whether voluntary or involuntary, the Holders of
MMP Shares then outstanding, together with holders of shares of any class of shares ranking on a parity with the MMP Shares upon dissolution, liquidation or winding up, shall be entitled to receive and to be paid out of the assets of the
Company (or the proceeds thereof) available for distribution to its stockholders after satisfaction of claims of creditors of the Company an amount equal to the liquidation preference with respect to such shares. The liquidation preference for MMP Shares shall be $25,000 per share, plus an amount equal to all accumulated dividends thereon (whether or not earned or declared but without interest) to the date payment of such distribution is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. No redemption premium shall be paid upon any liquidation even if such redemption premium would be paid upon optional or mandatory redemption of the relevant shares. In determining whether a distribution (other than upon voluntary or involuntary liquidation), by dividend, redemption or otherwise, is permitted under the MGCL, amounts that would be needed, if the Company

                                      B-9

were to be dissolved at the time of distribution, to satisfy the liquidation preference of the MMP Shares will not be added to the Company's total liabilities.

          (b) If, upon any liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, the assets of the Company available for distribution among the holders of all outstanding Preferred
     Shares, including the MMP Shares, shall be insufficient to permit the payment in full to holders of the amounts to which they are entitled, then the available assets shall be distributed among the holders of all outstanding Preferred Shares, including the MMP Shares, ratably in any distribution of assets according to the respective amounts which would be payable on all the shares if all amounts thereon were paid in full.

          (c) Upon the dissolution, liquidation or winding up of the affairs of the Company, whether voluntary or involuntary, until payment in full is made to the holders of MMP Shares of the liquidation distribution to which they are entitled, (1) no dividend or other distribution shall be made to the holders of Common Shares or any other class of shares of capital stock of the Company ranking junior to MMP Shares upon dissolution, liquidation or winding up and (2) no purchase, redemption or other acquisition for any consideration by the Company shall be made in respect of the Common Shares or any other class of shares of capital stock of the Company ranking junior to MMP Shares upon dissolution, liquidation or winding up.

          (d) A consolidation, reorganization or merger of the Company with or into any other trust or company, or a sale, lease or exchange of all or substantially all of the assets of the Company in consideration for the issuance of equity securities of another trust or company shall not be deemed to be a liquidation, dissolution or winding up, whether voluntary or involuntary, for the purposes of this Section 7.

          (e) After the payment to the holders of Preferred Shares, including
     MMP Shares, of the full preferential amounts provided for in this Section
     7, the holders of Preferred Shares, including MMP Shares, as such shall have no right or claim to any of the remaining assets of the Company.

          (f) If the assets of the Company or proceeds thereof available for distribution to the Holders of MMP Shares, upon any dissolution, liquidation or winding up of the affairs of the Company, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph (a) of this Section 7, no such distribution shall be made on account of any shares of any other class or series of Preferred Shares ranking on a parity with MMP Shares unless proportionate distributive amounts shall be paid on account of the MMP
     Shares, ratably, in proportion to the full distributable amounts to which holders of all such parity shares are entitled upon such dissolution, liquidation or winding up.

          (g) Subject to the rights of the holders of shares of any series or class or classes of stock ranking on a parity with MMP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Company, after payment shall have been made in full to the holders of the MMP Shares as provided in paragraph (a) of this
     Section 7, but not prior thereto, any other series or class or classes of stock ranking junior to MMP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the
     Company shall, subject to any respective terms and provisions (if any)
     applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the MMP Shares shall not be entitled to share therein.

     8. Auction Agent. For so long as any MMP Shares are Outstanding, the
Auction Agent, duly appointed by the Company to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the
Company and its Affiliates (which, however, may engage or have engaged in business transactions with the Company or its Affiliates) and at no time shall the Company or any of its Affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any MMP Shares are outstanding, the Company shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the
Auction Agent.

     9. 1940 Act MMP Shares Asset Coverage. The Company shall maintain, as of the last Business Day of each month in which any shares of the MMP Shares are
Outstanding, asset coverage with respect to the MMP Shares which is equal to or greater than the 1940 Act MMP Shares Asset Coverage; provided, however, that
Section 3(a)(ii) shall be the sole remedy if the Company fails to do so.

                                      B-10

     10. MMP Shares Basic Maintenance Amount. So long as the MMP Shares are
Outstanding and Moody's, Fitch or any Other Rating Agency which so requires is then rating the shares of the MMP Shares, the Company shall maintain, as of each
Valuation Date, Moody's Eligible Assets (if Moody's is then rating the MMP
Shares), Fitch Eligible Assets (if Fitch is then rating the MMP Shares) and (if applicable) Other Rating Agency Eligible Assets having an aggregate Discounted
Value equal to or greater than the MMP Shares Basic Maintenance Amount;
provided, however, that Section 3(a)(ii) shall be the sole remedy in the event the Company fails to do so.

     11. Certain Other Restrictions. For so long as any MMP Shares are
Outstanding and any Rating Agency is then rating such shares, the Company will not, unless it has received written confirmation from each such rating agency that any such action would not impair the rating then assigned by such Rating
Agency to such shares, engage in certain proscribed transactions set forth in the Rating Agency Guidelines.

     12. Compliance Procedures for Asset Maintenance Tests. For so long as any
MMP Shares are Outstanding and Moody's, Fitch or any Other Rating Agency which so requires is then rating such shares, the Company shall deliver to each rating agency which is then rating MMP Shares and any other party specified in the
Rating Agency Guidelines all certificates that are set forth in the respective
Rating Agency Guidelines regarding 1940 Act MMP Shares Asset Coverage, MMP
Shares Basic Maintenance Amount and/or related calculations at such times and containing such information as set forth in the respective Rating Agency
Guidelines.

     13. Notice. All notices or communications hereunder, unless otherwise specified in these terms of the MMP Shares, shall be sufficiently given if in writing and delivered in person, by telecopier, by electronic means or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 13 shall be deemed given on the earlier of the date received or the date five days after which such notice is mailed, except as otherwise provided in these terms of the MMP Shares or by the MGCL for notices of Stockholders' meetings.

     14. Waiver. To the extent permitted by Maryland law, holders of a 1940 Act
Majority of the Outstanding Preferred Shares, including the MMP Shares, acting collectively or voting separately from any other series, may by affirmative vote waive any provision hereof intended for their respective benefit in accordance with such procedures as may from time to time be established by the Board of
Directors.

     15. Termination. If no MMP Shares are outstanding, all rights and preferences of such shares established and designated hereunder shall cease and terminate, and all obligations of the Company under these terms of the MMP
Shares, shall terminate.

     16. Facts Ascertainable Outside Charter. Subject to the provisions of these terms of the MMP Shares, the Board of Directors may, by resolution duly adopted, without stockholder approval (except as otherwise provided by these terms of the
MMP Shares or required by applicable law), modify these terms of the MMP Shares to reflect any modification hereto which the Board of Directors is entitled to adopt pursuant to the terms of Section 6(i) hereof or otherwise without stockholder approval. To the extent permitted by applicable law, the Board of
Directors may interpret, modify or adjust the provisions of these terms of the
MMP Shares to resolve any inconsistency or ambiguity or to remedy any defect.

     17. Definitions. As used in Part I and Part II of these terms of the MMP
Shares, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

          (a) "AA" Composite Commercial Paper Rate" on any date means (i) the interest equivalent of the 30-day rate, in the case of a Dividend Period which is a Standard Dividend Period or shorter, or the 180-day rate, in the case of all other Dividend Periods on commercial paper on behalf of issuers whose corporate bonds are rated "AA" by Standard & Poor's, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for
     the close of business on the Business Day immediately preceding such date
     (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial
     Paper Rate, such rate shall be determined on the basis of the quotations
     (or quotation) furnished by the remaining Commercial Paper Dealers (or
     Dealer), if any, or, if there are no such

                                      B-11

     Commercial Paper Dealers, by a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Company.
     For purposes of this definition, (A) "Commercial Paper Dealers" shall mean
     (1) Citigroup Global Markets Inc., Lehman Brothers Inc., Merrill Lynch,
     Pierce, Fenner & Smith Incorporated and Goldman Sachs & Co.; (2) in lieu of any thereof, its respective Affiliate or successor; and (3) if any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Company, and (B) "interest equivalent" of a rate stated on a discount basis for commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

          (b) "Affiliate" or "affiliate" means any person controlled by, in control of or under common control with the Company; provided that no
     Broker-Dealer controlled by, in control of or under common control with the
     Company shall be deemed to be an Affiliate nor shall any corporation or any person controlled by, in control of or under common control with such corporation, one of the directors, directors or executive officers of which also is a Director of the Company be deemed to be an Affiliate solely because such Director, director or executive officer also is a Director of the Company.

          (c) "Agent Member" means a member of, or participant in, the
     Securities Depository who shall act on behalf of a Bidder.

          (d) "All Hold Rate" means 80% of the "AA" Composite Commercial Paper
     Rate.

          (e) "Applicable Percentage" means the percentage associated with the lower of the credit ratings assigned to the MMP Shares by Moody's or Fitch, as follows:

             Moody's                 Fitch                Applicable
          Credit Rating          Credit Rating            Percentage
          -------------          -------------            ----------
           Aa3 or above           AA- or above              200%
             A3 to A1               A- to A+                250%
           Baa3 to Baa1           BBB- to BBB+              275%
            Below Baa3             Below BBB-               300%

          (f) "Applicable Rate" means, with respect to the MMP Shares for each
     Auction Period (i) if Sufficient Clearing Bids exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Bids do
     not exist for the Auction in respect thereof, the Maximum Rate, (iii) in the case where all the MMP Shares are the subject of Hold Orders for the
     Auction in respect thereof, the All Hold Rate, and (iv) if an Auction is not held for any reason (including the circumstance where there is no
     Auction Agent or Broker-Dealer), the Maximum Rate.

          (g) "Asset Coverage Cure Date" has the meaning set forth in Section
     3(a)(ii).

          (h) "Auction" means each periodic implementation of the Auction
     Procedures.

          (i) "Auction Agent" means The Bank of New York unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Directors enters into an agreement with the Company to follow the Auction Procedures for the purpose of determining the Applicable Rate.

          (j) "Auction Agreement" means the agreement between the Auction Agent and the Company pursuant to which the Auction Agent agrees to follow the procedures specified in Part II of these terms of the MMP Shares, as such agreement may from time to time be amended or supplemented.

          (k) "Auction Date" means the first Business Day next preceding the first day of a Dividend Period.

                                      B-12

          (l) "Auction Period" means with respect to the MMP Shares, either a
     Standard Auction Period or a Special Auction Period, as applicable.

          (m) "Auction Procedures" means the procedures for conducting Auctions set forth in Part II hereof.

          (n) "Available MMP Shares" means for each series of the MMP Shares on each Auction Date, the number of Outstanding MMP Shares of the series that are not the subject of Submitted Hold Orders.

          (o) "Beneficial Owner," with respect to the MMP Shares, means a customer of a Broker-Dealer who is listed on the records of that
     Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of the series.

          (p) "Bid" shall have the meaning specified in paragraph (a) of Section
     1 of Part II of these terms of the MMP Shares.

          (q) "Bidder" means each Beneficial Owner, Potential Beneficial Owner and Broker-Dealer who places an order.

          (r) "Board of Directors" or "Board" means the Board of Directors of the Company or any duly authorized committee thereof as permitted by applicable law.

          (s) "Broker-Dealer" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a
     Broker-Dealer by the Auction Procedures, that has been selected by the
     Company and has entered into a Broker-Dealer Agreement that remains effective.

          (t) "Broker-Dealer Agreement" means an agreement between the Auction
     Agent and a Broker-Dealer, pursuant to which the Broker-Dealer agrees to follow the Auction Procedures.

          (u) "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York, New York are authorized or obligated by law to close.

          (v) "Commercial Paper Dealers" has the meaning set forth in the definition of "AA" Composite Commercial Paper Rate.

          (w) "Commission" means the Securities and Exchange Commission.

          (x) "Common Shares" means the shares of common stock, par value $.001 per share, of the Company.

          (y) "Default" has the meaning set forth in Section 2(c)(ii) of this
     Part I.

          (z) "Default Period" has the meaning set forth in Section 2(c)(ii) of this Part I.

          (aa) "Default Rate" means the Reference Rate multiplied by three (3).

          (bb) "Deposit Securities" means cash and any obligations or securities, including short-term money market instruments that are Eligible
     Assets, rated at least AAA, A-1 or SP-1 by Standard & Poor's, except that, for purposes of section 3(a)(i) of this Part I, such obligations or securities shall be considered "Deposit Securities" only if they are also rated at least P-2 by Moody's.

          (cc) "Discount Factor" means the Fitch Discount Factor (if Fitch is then rating the MMP Shares), the Moody's Discount Factor (if Moody's is
     then rating the MMP Shares) or any Other Rating Agency Discount Factor (if
     any Other Rating Agency is then rating the MMP Shares), whichever is applicable.

          (dd) "Discounted Value" has the meaning set forth in the Rating Agency
     Guidelines.

                                      B-13

          (ee) "Dividend Default" has the meaning set forth in Section 2(c)(ii)
     of this Part I.

          (ff) "Dividend Payment Date" with respect to the MMP Shares means any date on which dividends are payable pursuant to Section 2(b) of this Part
     I.

          (gg) "Dividend Period" means, with respect to the MMP Shares, the period commencing on the Original Issue Date thereof and ending on the date specified for such series on the Original Issue Date thereof and thereafter, as to such series, the period commencing on the day following each Dividend Period for such series and ending on the day established for such series by the Company.

          (hh) "Eligible Assets" means Fitch's Eligible Assets or Moody's
     Eligible Assets (if Moody's or Fitch are then rating the MMP Shares) and/or
     Other Rating Agency Eligible Assets (if any Other Rating Agency is then rating the MMP Shares), whichever is applicable.

          (ii) "Error Correction Deadline" means one hour after the Auction
     Agent completes the dissemination of the results of the Auction to
     Broker-Dealers without regard to the time of receipt of such results by any
     Broker-Dealer; provided, however, in no event shall the Error Correction
     Deadline extend past 4:00 p.m., New York City time unless the Auction Agent experiences technological failure or force majeure in disseminating the
     Auction results which causes a delay in dissemination past 3:00 p.m., New
     York City time.

          (jj) "Existing Holder," with respect to the MMP Shares, shall mean a
     Broker-Dealer (or any such other Person as may be permitted by the Company)
     that is listed on the records of the Auction Agent as a holder of shares of such series.

          (kk) "Fitch" means Fitch Ratings and its successors at law.

          (ll) "Fitch Discount Factor" means the discount factors set forth in the Fitch Guidelines for use in calculating the Discounted Value of the
     Company's assets in connection with Fitch's ratings of MMP Shares.

          (mm) "Fitch Eligible Assets" means the assets of the Company set forth in the Fitch Guidelines as eligible for inclusion in calculating the
     Discounted Value of the Company's assets in connection with Fitch's ratings of MMP Shares.

          (nn) "Fitch Guidelines" mean the guidelines provided by Fitch, as may be amended from time to time, in connection with Fitch's ratings of MMP
     Shares.

          (oo) "Holder" means, with respect to MMP Shares, the registered holder of MMP Shares as the same appears on the share ledger or share records of the Company.

          (pp) "Hold Order" shall have the meaning specified in paragraph (a) of
     Section 1 of Part II of these terms of the MMP Shares or an Order deemed to have been submitted as provided in paragraph (c) of Section 1 of Part II of these terms of the MMP Shares.

          (qq) "LIBOR" on any Auction Date, means (i) the rate for deposits in
     U.S. dollars for the designated Dividend Period, which appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or such other page as may replace that page on that service, or such other service as may be selected by Lehman Brothers Inc. or its successors) as of 11:00
     a.m., London time, on the day that is the London Business Day on the
     Auction Date or, if the Auction Date is not a London Business Day, the
     London Business Day preceding the Auction Date (the "LIBOR Determination
     Date"), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A) Lehman Brothers Inc.
     shall determine the arithmetic mean of the offered quotations of the reference banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Dividend Period in an amount determined by Lehman Brothers Inc. by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by Lehman
     Brothers Inc. to the reference banks, (B) if at least two of the reference banks provide such quotations, LIBOR shall equal such arithmetic mean of such quotations, (C) if only one or none of the reference banks provide such quotations, LIBOR shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by
     Lehman Brothers Inc. (after obtaining the Company's approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Dividend Period in an amount determined by

                                      B-14

     Lehman Brothers Inc. (after obtaining the Company's approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if Lehman Brothers Inc. is not a
     Broker-Dealer or does not quote a rate required to determine the LIBOR, the
     LIBOR will be determined on the basis of the quotation or quotations furnished by any other Broker-Dealer selected by the Company to provide such rate or rates not being supplied by Lehman Brothers Inc.; provided further, that if Lehman Brothers Inc. and/or a substitute Broker-Dealer are required but unable to determine a rate in accordance with at least one of the procedures provided above, the LIBOR shall be the most recently determinable LIBOR. If the number of Dividend Period days shall be (i) 7 or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate;
     (ii) more than 21 but fewer than 49 days, such rate shall be one-month
     LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer that 168 days, such rate shall be the five-month LIBOR rate; (vii)
     168 or more but fewer 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more days but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

          (rr) "London Business Day" means any day on which commercial banks are generally open for business in London.

          (ss) "MMP Shares" means Money Market Cumulative Preferred Shares, liquidation preference $25,000 per share.

          (tt) "MMP Shares Basic Maintenance Amount" as of any Valuation Date
     has the meaning set forth in the Rating Agency Guidelines.

          (uu) "Mandatory Redemption Date" has the meaning set forth in Section
     3(a)(iii) of this Part I.

          (vv) "Mandatory Redemption Price" has the meaning set forth in Section
     3(a)(iii) of this Part I.

          (ww) "Maximum Rate" means, on any date on which the Applicable Rate is determined, the rate equal to the Applicable Percentage of the Reference
     Rate, subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers, provided that immediately following any such increase the Company would be in compliance with the MMP Shares Basic Maintenance Amount.

          (xx) "Minimum Rate" means, on any Auction Date with respect to an
     Auction Period of 30 days or fewer, 70% of the "AA" Composite Commercial
     Paper Rate at the close of business on the Business Day next preceding such
     Auction Date. There shall be no Minimum Rate on any Auction Date with respect to an Auction Period of more than the Standard Auction Period.

          (yy) "Moody's" means Moody's Investors Service, Inc. or its successors.

          (zz) "Moody's Discount Factor" means the discount factors set forth in the Moody's Guidelines as eligible for use in calculating the Discounted
     Value of the Company's assets in connection with Moody's ratings of MMP
     Shares.

          (aaa) "Moody's Eligible Assets" means assets of the Company set forth in the Moody's Guidelines as eligible for inclusion in calculating the
     Discounted Value of the Company's assets in connection with Moody's ratings of MMP Shares.

          (bbb) "Moody's Guidelines" mean the guidelines provided by Moody's, as may be amended from time to time, in connection with Moody's ratings of MMP
     Shares.

          (ccc) "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

          (ddd) "1940 Act Majority" has the meaning set forth in Section 6(f) of this Part I.

                                      B-15

          (eee) "1940 Act MMP Shares Asset Coverage" means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least
     200% with respect to all outstanding senior securities of the Company which are stock, including all outstanding MMP Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock), determined on the basis of values calculated as of a time within 48 hours next preceding the time of such determination.

          (fff) "Notice of Redemption" means any notice with respect to the redemption of MMP Shares pursuant to Section 3. (ggg) "Order" means a Hold
     Order, Bid or Sell Order.

          (hhh) "Original Issue Date" means, with respect to the MMP Shares,
     _______, 20__.

          (iii) "Other Rating Agency" means any rating agency other than Fitch or Moody's then providing a rating for the MMP Shares pursuant to the request of the Company.

          (jjj) "Other Rating Agency Discount Factor" means the discount factors set forth in the Other Rating Agency Guidelines as eligible for use in calculating the Discounted Value of the Company's assets in connection with such Other Rating Agency's ratings of MMP Shares.

          (kkk) "Other Rating Agency Eligible Assets" means assets of the
     Company designated by any Other Rating Agency as eligible for inclusion in calculating the Discounted Value of the Company's assets in connection with such Other Rating Agency's rating of MMP Shares.

          (lll) "Other Rating Agency Guidelines" means the guidelines provided by each Other Rating Agency, as may be amended from time to time, in connection with the Other Rating Agency's rating of MMP Shares.

          (mmm) "Outstanding" or "outstanding" means, as of any date, MMP Shares theretofore issued by the Company except, without duplication, (i) any MMP
     Shares theretofore canceled, redeemed or repurchased by the Company, or delivered to the Auction Agent for cancellation or with respect to which the Company has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such MMP Shares and (ii) any
     MMP Shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Company. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any of the MMP Shares to which the Company or any Affiliate of the Company shall be the Existing Holder shall be disregarded and not deemed outstanding; (B) in connection with any Auction, any MMP Shares as to which the Company or any person known to the Auction Agent to be an Affiliate of the Company shall be the Existing Holder thereof shall be disregarded and deemed not to be outstanding; and (C) for purposes of determining the MMP
     Shares Basic Maintenance Amount, MMP Shares held by the Company shall be disregarded and not deemed outstanding but shares held by any Affiliate of the Company shall be deemed outstanding.

          (nnn) "Paying Agent" means The Bank of New York unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Company to serve as paying agent.

          (ooo) "Person" or "person" means and includes an individual, a corporation, a partnership, a trust, a company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

          (ppp) "Potential Beneficial Owner," with respect to shares of a series of MMP Shares, shall mean a customer of a Broker-Dealer that is not a
     Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

          (qqq) "Potential Holder," with respect to shares of a series of MMP
     Shares, shall mean a Broker-Dealer (or any such other person as may be permitted by the Company) that is not an Existing Holder of MMP Shares of such series or that is an Existing Holder of MMP Shares of such series that wishes to become the Existing Holder of additional MMP Shares of such series.

                                      B-16

          (rrr) "Preferred Shares" means the shares of preferred stock, par value $.001 per share, including the MMP Shares, of the Company from time to time.

          (sss) "Rating Agency" means each of Fitch (if Fitch is then rating MMP
     Shares), Moody's (if Moody's is then rating MMP Shares), and any Other
     Rating Agency.

          (ttt) "Rating Agency Guidelines" mean Fitch Guidelines (if Fitch is then rating MMP Shares), Moody's Guidelines (if Moody's is then rating MMP
     Shares) and any Other Rating Agency Guidelines (if any Other Rating Agency
     is then rating MMP Shares), whichever is applicable.

          (uuu) "Redemption Default" has the meaning set forth in Section
     2(c)(ii) of this Part I.

          (vvv) "Redemption Price" has the meaning set forth in Section 3(a)(i)
     of this Part I.

          (www) "Reference Rate" means, with respect to the determination of the
     Maximum Rate and Default Rate, the greater of (1) the applicable "AA"
     Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more), or (2) the applicable LIBOR.

          (xxx) "Securities Act" means the Securities Act of 1933, as amended from time to time.

          (yyy) "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Company that agrees to follow the procedures required to be followed by such securities depository in connection with the MMP Shares.

          (zzz) "Sell Order" shall have the meaning specified in paragraph (a)
     of Section 1 of Part II of these terms of the MMP Shares.

          (aaaa) "Special Auction Period" means an Auction Period that is not a
     Standard Auction Period.

          (bbbb) "Special Dividend Period" means a Dividend Period that is not a
     Standard Dividend Period.

          (cccc) "Specific Redemption Provisions" means, with respect to any
     Special Dividend Period of more than one year, either, or any combination of (i) a period (a "Non-Call Period") determined by the Board of Directors after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Company pursuant to Section 3(a)(ii) and (ii) a period (a "Premium
     Call Period"), consisting of a number of whole years as determined by the
     Board of Directors after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period shall be redeemable at the Company's option pursuant to Section 3(a)(i) and/or in connection with any mandatory redemption pursuant to Section 3(a)(ii) at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage or percentages of $25,000 or expressed as a formula using specified variables as determined by the Board of
     Directors after consultation with the Broker-Dealers.

          (dddd) "Standard Auction Period" means an Auction Period of __ days.

          (eeee) "Standard Dividend Period" means a Dividend Period of __ days.

          (ffff) "Submission Deadline" means 1:00 P.M., New York City time, on any Auction Date or such other time on such date as shall be specified by the Auction Agent from time to time pursuant to the Auction Agreement as the time by which the Broker-Dealers are required to submit Orders to the
     Auction Agent. Notwithstanding the foregoing, the Auction Agent will follow the Securities Industry and Financial Markets Association's Early Market
     Close Recommendations for shortened trading days for the bond markets (the
     "SIFMA Recommendation") unless the Auction Agent is instructed otherwise in writing by the Company. In the event of a SIFMA Recommendation with respect to an Auction Date, the Submission Deadline will be 11:30 A.M., instead of
     1:00 P.M., New York City time.

                                      B-17

          (gggg) "Submitted Bid" shall have the meaning specified in paragraph
     (a) of Section 3 of Part II of these terms of the MMP Shares.

          (hhhh) "Submitted Hold Order" shall have the meaning specified in paragraph (a) of Section 3 of Part II of these terms of the MMP Shares.

          (iiii) "Submitted Order" shall have the meaning specified in paragraph
     (a) of Section 3 of Part II of these terms of the MMP Shares.

          (jjjj) "Submitted Sell Order" shall have the meaning specified in paragraph (a) of Section 3 of Part II of these terms of the MMP Shares.

          (kkkk) "Sufficient Clearing Bids" means, for each series of MMP
     Shares, an Auction for which the number of outstanding MMP Shares subject to Submitted Bids of Potential Beneficial Owners specifying one or more rates not higher than the Maximum Rate is not less than the number of outstanding MMP Shares subject to Submitted Sell Orders and of Submitted
     Bids by Existing Holders specifying rates higher than the Maximum Rate.

          (llll) "Tortoise Notes" shall mean the $________ in principal amount of the Company's currently outstanding Auction Rate Senior Notes Series __
     and __, and any additional series of such notes which may be issued from time to time by the Company.

          (mmmm) "Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all
     Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System
     (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Company by at least three recognized dealers in U.S. Government securities selected by the Company.

          (nnnn) "Valuation Date" has the meaning set forth in the Rating Agency
     Guidelines.

          (oooo) "Winning Bid Rate" means for the MMP Shares of a series, the lowest rate specified in any Submitted Bid of the MMP Shares, which if selected by the Auction Agent as the Applicable Rate would cause the number of MMP Shares that are the subject of Submitted Bids specifying a rate not greater than such rate to be not less than the number of Available MMP
     Shares.

     18. Interpretation. References to sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs are to such sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs contained in this Part I or
Part II hereof, as the case may be, unless specifically identified otherwise.

                          PART III: AUCTION PROCEDURES

     1. Orders by Existing Holders and Potential Beneficial Owners. (a) Prior to
the Submission Deadline on each Auction Date for Series __MMP Shares:

               (i) each Existing Holder may submit to a Broker-Dealer, in writing or by such other method as shall be reasonably acceptable to such Broker-Dealer, one or more Orders as to:

                    (A) the number of Outstanding MMP Shares, if any, of the
               series held by the Existing Holder which the Existing Holder commits to continue to hold for the next succeeding Dividend
               Period without regard to the Applicable Rate of the shares;

                                      B-18

                    (B) the number of Outstanding MMP Shares, if any, of the
               series held by the Existing Holder which the Existing Holder commits to continue to hold for the next succeeding Dividend
               Period if the Applicable Rate for MMP Shares for the next
               succeeding Dividend Period is not less than the rate per annum specified in such Bid (and if the Auction Rate is less than such specified rate, the effect of the Order shall be as set forth in paragraph (b)(i)(A) of this Section); and/or

                    (C) the number of Outstanding MMP Shares, if any, of the
               series held by the Existing Holder which the Existing Holder offers to sell on the next succeeding Dividend Payment Date without regard to the Applicable Rate for MMP Shares for the next succeeding Dividend Period; and

          (ii) each Potential Beneficial Owner may submit to a Broker-Dealer, in writing or by such other method as shall be reasonably acceptable to such
     Broker-Dealer, an Order as to the number of outstanding MMP Shares of a series which each such Potential Beneficial Owner offers to purchase if the
     Applicable Rate for the MMP Shares of such series for the next succeeding
     Dividend Period is not less than the rate per annum then specified by such
     Potential Beneficial Owner.

     For the purposes of these Auction Procedures, an Order containing the information referred to in clause (i)(A) of this paragraph (a) is referred to as a "Hold Order," an Order containing the information referred to in clause (i)(B)
or (ii) of this paragraph (a) is referred to as a "Bid," and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is referred to as a "Sell Order." No Auction Desk of a Broker-Dealer shall accept a Bid or
Sell Order which is conditioned on being filled in whole or which does not specify a specific rate. "Auction Desk" means the business unit of a
Broker-Dealer that fulfills the responsibilities of a Broker-Dealer, including soliciting Bids for shares of a series while they bear dividends at the
Applicable Rate.

          (b) (i) A Bid by an Existing Holder shall constitute an offer to sell on the next succeeding Dividend Payment Date:

                    (A) the number of outstanding Series __ MMP Shares specified in the Bid if the Applicable Rate determined on the Auction Date for the next succeeding Auction Period shall be less than the rate specified in such Bid; or

                    (B) the number or a lesser number of outstanding Series __
               MMP Shares to be determined as described in clause (v) of
               paragraph (a) of Section 5 of this Part II if the Applicable Rate determined on the Auction Date for the next succeeding Auction
               Period shall be equal to such specified rate; or

                    (C) a lesser number of outstanding Series __ MMP Shares be determined as described in clause (iv) of paragraph (b) of
               Section 5 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of the series and
               Sufficient Clearing Bids for shares of the series do not exist.

               (ii) A Sell Order by an Existing Holder of MMP Shares of a series subject to an Auction on any Auction Date shall constitute an offer to sell:

                    (A) the number of outstanding MMP Shares of the series
               specified in the Sell Order; or

                    (B) the number or a lesser number of outstanding MMP Shares of the series as set forth in clause (iv) of paragraph (b) of
               Section 5 of this Part II if Sufficient Clearing Bids for MMP
               Shares of the series do not exist;

               (iii) A Bid by an Existing Holder or a Potential Holder of MMP
          Shares of a series subject to an Auction on any Auction Date shall constitute an offer to purchase:

                    (A) the number of outstanding MMP Shares of the series
               specified in the Bid if the Applicable Rate for the MMP Shares
               determined on the Auction Date for the next succeeding Auction
               Period shall be higher than the rate specified therein; or

                                      B-19

                    (B) the number or a lesser number of outstanding MMP Shares of the series as set forth in clause (vi) of paragraph (a) of
               Section 5 of this Part II if the Applicable Rate for the MMP
               Shares determined on the Auction Date shall be equal to the rate specified therein.

                    (C) Anything herein to the contrary notwithstanding:

                         (1) if an Order or Orders covering all of the
                    outstanding MMP Shares of the series held by any Existing
                    Holder is not submitted to the Auction Agent prior to the
                    Submission Deadline, the Auction Agent shall deem a Hold
                    Order to have been submitted by or on behalf of the Existing
                    Holder covering the number of outstanding MMP Shares of the series held by the Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the outstanding MMP
                    Shares of the series held by any Existing Holder is not
                    submitted to the Auction Agent prior to the Submission
                    Deadline for an Auction relating to a Special Auction Period consisting of more than Standard Auction Period, the Auction
                    Agent shall deem a Sell Order to have been submitted by or on behalf of the Existing Holder covering the number of
                    outstanding MMP Shares of the series held by the Existing
                    Holder and not subject to Orders submitted to the Auction
                    Agent;

                         (2) for purposes of any Auction, any Order by an
                    Existing Holder or Potential Holder shall be revocable until the Submission Deadline, and after the Submission Deadline all Orders shall be irrevocable; and

                         (3) for purposes of any Auction, any MMP Shares sold or
                    purchased pursuant to clauses (i), (ii) or (iii) of
                    paragraph (b) of this Section 1 shall be sold or purchased at a price equal to 100% of the aggregate liquidation
                    preference thereof.

     2. Submission of Orders by Broker-Dealers to Auction Agent. (a) Each
Broker-Dealer shall submit to the Auction Agent in writing, through the Auction
Agent's auction processing system or by such other electronic means, as shall be reasonably acceptable to the Auction Agent, prior to the Submission Deadline on each Auction Date, all Orders obtained by such Broker-Dealer and specifying with respect to each Order or aggregation of Orders pursuant to paragraph (e) of this
Section 2:

               (i) the number of the Bidders placing Orders;

               (ii) the aggregate number of MMP Shares of the series, if any, that are the subject of the Order;

               (iii) to the extent that the Bidder is an Existing Holder of MMP
          Shares of the series:

                    (A) the number of MMP Shares, if any, of the series subject to any Hold Order placed by the Existing Holder;

                    (B) the number of MMP Shares, if any, of the series subject to any Bid placed by the Existing Holder and the rate specified in the Bid; and

                    (C) the number of MMP Shares, if any, of the series subject to any Sell Order placed by the Existing Holder; and

               (iv) to the extent the Bidder is a Potential Holder of MMP Shares of the series, the rate specified in such Bid.

          (b) If more than on Bid is submitted on behalf of any Potential
     Beneficial Owner, each Bid submitted with the same rate shall be aggregated and considered a single Bid and each Bid submitted with a different rate shall be considered a separate Bid with the rate and the number of MMP
     Shares of the series specified therein.

     A Broker Dealer may aggregate the Orders of different Potential Beneficial
Owners on whose behalf such Broker-Dealer is submitting Orders; provided, however, Bids may only be aggregated if the rates on the Bids are the same when rounded pursuant to

                                      B-20

the provisions of paragraph (b) of Section 3 of this Part II. Notwithstanding the foregoing, the Auction Agent may at any time request that such Orders be separate for each different Potential Beneficial Owner.

          (c) None of the Company or the Auction Agent shall be responsible for the failure of any Broker-Dealer to submit an Order to the Auction Agent on behalf of any Beneficial Owner, Potential Beneficial Owner, Existing Holder
     or Potential Holder.

          (d) Nothing contained herein shall preclude a Broker-Dealer from placing an Order for some or all of the MMP Shares of a series for its own account.

          (e) Until the Submission Deadline, a Broker-Dealer may, for any
     reason, withdraw or modify any Order previously submitted to the Auction
     Agent.

          (f) After the Submission Deadline, and prior to the Error Correction
     Deadline, a Broker-Dealer may:

               (i) submit to the Auction Agent an Order received from a
          Beneficial Owner or Potential Beneficial Owner or generated from its own account by the Broker-Dealer, in either case prior to the
          Submission Deadline and not submitted to the Auction Agent prior to the Submission Deadline as a result of (A) an event of force majeure or a technological failure which made delivery prior to the Submission
          Deadline impossible or (B) a clerical error on the part of the
          Broker-Dealer; or

               (ii) modify or withdraw an Order received or generated for its own account by the Broker-Dealer and submitted to the Auction Agent prior to the Submission Deadline, if the Broker-Dealer determines that such Order contained a clerical error on the part of the
          Broker-Dealer.

     In the event a Broker-Dealer makes such a submission, modification or withdrawal and the Auction Agent has already run the Auction, the Auction Agent shall rerun the Auction, taking into account such submission, modification or withdrawal. Such a submission, modification or withdrawal shall be deemed to constitute a representation by the Broker-Dealer that, in the case of a newly submitted Order, the failure to submit such Order prior to the Submission
Deadline resulted from an event described in clause (i) above and such Order was received from an Beneficial Owner or Potential Beneficial Owner prior to the
Submission Deadline or generated internally by the Broker-Dealer for its own account prior to the Submission Deadline and, in the case of a modified or withdrawn Order, that the Order as originally submitted contained a clerical error on the part of the Broker-Dealer. The Auction Agent shall be entitled to rely conclusively (and shall be fully protected in so relying) for any and all purposes of the Auction Procedures on any Order submitted to, modified or withdrawn from, the Auction Agent after the Submission Deadline and prior to the
Error Correction Deadline as having been submitted, modified or withdrawn in compliance with the Auction Procedures.

          (g) If after the Auction Agent announces the results of an Auction a
     Broker-Dealer becomes aware that an error was made by the Auction Agent, the Broker-Dealer may communicate its concern to the Auction Agent prior to the Error Correction Deadline. If the Auction Agent determines there has been such an error (as a result of either a communication from a
     Broker-Dealer or its own internal review) prior to the final settlement of transfers with respect to such Auction at the Securities Depository, the
     Auction Agent shall correct the error and notify each Broker-Dealer that submitted Bids or held a position in the MMP Shares of the series subject to such Auction of the corrected results. If an error by the Auction Agent is discovered after such final settlement, the Auction Agent may make the change and post new results if the Auction Agent receives consent (which may be oral) from each Broker-Dealer that submitted a Bid or held a position in the Auction.

          (h) Nothing contained herein shall preclude the Auction Agent from:

               (i) advising a Broker-Dealer prior to the Submission Deadline that it has not received Sufficient Clearing Bids for MMP Shares of the series, provided, however, that if the Auction Agent so advises any Broker-Dealer, it shall so advise all Broker-Dealers;

               (ii) verifying the Orders of a Broker-Dealer prior to the
          Submission Deadline, provided, however, that if the Auction Agent verifies the Orders of any Broker-Dealer, it shall verify the Orders of all Broker-Dealers requesting such verification; or

                                      B-21

               (iii) contacting a Broker-Dealer who has submitted an Order that does not conform to the requirements of these Auction Procedures and requesting that such Broker-Dealer resubmit such Order so that it conforms to the requirements of these Auction Procedures; provided, however, that if the Auction Agent has not received a corrected conforming Order within one hour of the Submission Deadline, the
          Auction Agent shall, to the extent possible, adjust such Order in conformity with the provisions of these Auction Procedures, and, if the Auction Agent is unable to so adjust such Order, the Auction Agent shall reject such Order.

     3. Treatment of Orders by the Auction Agent. Anything herein to the contrary notwithstanding:

          (a) If the Auction Agent receives an Order which does not conform to the requirements of these Auction Procedures, the Auction Agent may contact the Broker-Dealer submitting such Order for a period of up to one hour after the Submission Deadline and request that such Broker-Dealer resubmit such Order so that it conforms to the requirements of these Auction
     Procedures. If the Auction Agent has not received a corrected conforming
     Order within one hour of the Submission Deadline, the Auction Agent shall, to the extent possible, adjust such Order in conformity with the provisions of these Auction Procedures and, if the Auction Agent is unable to so adjust such Order, the Auction Agent shall reject such Order.

          (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round the rate up to the next highest one thousandth (.001) of 1%.

          (c) If one or more Orders covering in the aggregate more than the number of outstanding MMP Shares of the series subject to an Auction held by any Existing Holder is submitted to the Auction Agent, such Orders shall be considered valid as follows:

               (i) all Hold Orders for MMP Shares of a series shall be
          considered Hold Orders, but only up to and including in the aggregate the number of outstanding MMP Shares of the series held by such
          Existing Holder;

               (ii) (A) any Bid of an Existing Holder shall be considered valid as a Bid of an Existing Holder up to and including the excess of the number of outstanding MMP Shares of a series held by the Existing
          Holder over the number of MMP Shares of the series subject to any Hold
          Orders referred to in clause (i) above;

                    (B) subject to subclause (A), all Bids of any Existing
               Holder with the same rate shall be aggregated and considered a single Bid of an Existing Holder up to and including the excess of the number of outstanding MMP Shares of the series held by the
               Existing Holder over the number of MMP Shares of the series subject to any Hold Orders referred to in clause (i) above;

                    (C) subject to subclause (A), if more than one Bid with
               different rates is submitted on behalf of such Existing Holder, such Bids shall be considered Bids of an Existing Holder in the ascending order of their respective rates up to the amount of excess of the number of outstanding MMP Shares of the series held by the Existing Holder over the number of MMP Shares of the series subject to any Hold Orders referred to in clause (i)
               above;

                    (D) the number, if any, of outstanding MMP Shares of the
               series subject to Bids not considered to be Bids of an Existing
               Holder under this clause (ii) shall be treated as the subject of a Bid for MMP Shares of the series by a Potential Holder; and

               (iii) all Sell Orders shall be considered Sell Orders, but only up to and including a number of MMP Shares of the series equal to the excess of the number of outstanding MMP Shares of the series held by such Existing Holder over the sum of the number of MMP Shares of such series subject to Hold Orders referred to in clause (i) above and the number of MMP Shares of such series considered to be subject to Bids of such Existing Holder pursuant to clause (ii) above.

          (d) If any Order specifies a number of MMP Shares of a series that includes a fraction of an MMP Share to be held, purchased or sold, the
     Auction Agent shall round the number down so that the number of MMP Shares so held, purchased or sold shall be whole shares of MMP Shares, and the
     Auction Agent shall conduct the Auction Procedures as if such Order had been submitted in such lower amount.

                                      B-22

          (e) If any portion of an Order of an Existing Holder relates to an MMP
     Share of a series that has been called for redemption on or prior to the
     Dividend Payment Date next succeeding such Auction, the Order shall be invalid with respect to such portion and the Auction Agent shall conduct the Auction Procedures as if such portion of such Order had not been submitted.

          (f) No MMP Share of a series which has been called for redemption on or prior to the Dividend Payment Date next succeeding such Auction shall be included in the calculation of Available MMP Shares for such Auction.

     4. Determination of Applicable Rate. (a) Promptly after the Submission
Deadline for the MMP Shares of a series on each Auction Date, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the
Broker-Dealers (each such Order as submitted or deemed submitted by a
Broker-Dealer being hereinafter referred to as a "Submitted Hold Order," a
"Submitted Bid" or a "Submitted Sell Order," as the case may be, and collectively as a "Submitted Order") and shall determine (i) the Available MMP
Shares, (ii) whether there are Sufficient Clearing Bids, and (iii) the
Applicable Rate.

          (b) Promptly after the Auction Agent has made such determination, it shall advise the Company of the Applicable Rate for the next succeeding
     Dividend Period.

     5. Allocation of Shares. (a) In the event of Sufficient Clearing Bids for the MMP Shares of a series subject to the further provisions of paragraphs (c)
and (d) of this Section 5. Submitted Orders for shares of the series shall be accepted or rejected as follows in the following order of priority:

               (i) the Submitted Hold Order of each Existing Holder shall be accepted, thus requiring each such Existing Holder to continue to hold the MMP Shares that are the subject of such Submitted Hold Order;

               (ii) the Submitted Sell Order of each Existing Holder shall be accepted and the Submitted Bids of each Existing Holder specifying any rate that is higher than the Winning Bid Rate shall be accepted, thus requiring each Existing Holder to sell the MMP Shares that are the subject of such Submitted Sell Order or Submitted Bid;

               (iii) the Submitted Bid of each Existing Holder specifying any rate that is lower than the Winning Bid Rate shall be rejected, thus requiring each such Existing Holder to continue to hold the MMP Shares that are the subject of the Submitted Bid;

               (iv) the Submitted Bid of each Potential Holder specifying any rate that is lower than the Winning Bid Rate for shares of the series shall be accepted, thus requiring each such Potential Holder to purchase the MMP Shares that are the subject of the Submitted Bid;

               (v) the Submitted Bid of each Existing Holder specifying a rate that is equal to the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to continue to hold the MMP Shares of the series that are the subject of the Submitted Bid, but only up to and including the number of MMP Shares of such series obtained by multiplying (A) the number of Outstanding MMP Shares which are not the subject of Submitted Hold Orders described in clause (i) of this paragraph (a) or of Submitted Bids described in clauses (iii) and (iv)
          of this paragraph (a) by (B) a fraction, the numerator of which shall be the number of Outstanding MMP Shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding MMP Shares subject to such
          Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate, and the remainder, if any, of such
          Submitted Bid shall be rejected, thus requiring each such Existing
          Holder to sell any excess amount of MMP Shares;

               (vi) the Submitted Bid of each Potential Holder specifying a rate that is equal to the Winning Bid Rate shall be accepted, thus requiring each such Potential Holder to purchase the MMP Shares of the series that are the subject of such Submitted Bid, but only in an amount equal to the number of MMP Shares of such series obtained by multiplying (A) the number of Outstanding MMP Shares which are not the subject of Submitted Hold Orders described in clause (i) of this paragraph (a) or of Submitted Bids described in clauses (iii), (iv) or
          (v) of this paragraph (a) by (B) a fraction, the numerator of which shall be the Outstanding MMP Shares subject to such Submitted Bid and the denominator of which shall be the sum of the Outstanding MMP
          Shares subject to such Submitted Bids made by all such Potential
          Holders that specified a rate equal to the Winning Bid Rate, and the remainder of such Submitted Bid shall be rejected; and

                                      B-23

               (vii) the Submitted Bid of each Potential Holder specifying any rate that is higher than the Winning Bid Rate shall be rejected.

          (b) In the event there are not Sufficient Clearing Bids for the MMP
     Shares of the series subject to the provisions of paragraphs (c) and (d) of this Section 5, Submitted Orders for the MMP Shares of the series shall be accepted or rejected as follows in the following order of priority:

               (i) the Submitted Hold Order of each Existing Holder shall be accepted, thus requiring each such Existing Holder to continue to hold the MMP Shares that are the subject of such Submitted Hold Order;

               (ii) the Submitted Bid of each Existing Holder specifying any rate that is not higher than the Maximum Rate shall be accepted, thus requiring each such Existing Holder to continue to hold the MMP Shares that are the subject of such Submitted Bid;

               (iii) the Submitted Bids specifying any rate that is not higher than the Maximum Rate for the MMP Shares shall be accepted, thus requiring each such Potential Holder to purchase the MMP Shares that are the subject of such Submitted Bid; and

               (iv) the Submitted Sell Orders of each Existing Holder shall be accepted as Submitted Sell Orders and the Submitted Bids of each
          Existing Holder specifying any rate that is higher than the Maximum
          Rate shall be deemed to be and shall be accepted as Submitted Sell
          Orders, in both cases only up to and including the number of MMP
          Shares of such series obtained by multiplying (A) the number of MMP
          Shares subject to Submitted Bids described in clause (iii) of this paragraph (b) by (B) a fraction, the numerator of which shall be the
          Outstanding MMP Shares held by such Existing Holder subject to such
          Submitted Sell Order or such Submitted Bid deemed to be a Submitted
          Sell Order and the denominator of which shall be the aggregate number of Outstanding MMP Shares subject to all such Submitted Sell Orders and such Submitted Bids deemed to be Submitted Sell Orders, and the remainder of each such Submitted Sell Order or Submitted Bid shall be deemed to be and shall be accepted as a Hold Order and each such
          Existing Holder shall be required to continue to hold such excess amount of MMP Shares of the series; and

               (v) the Submitted Bid of each Potential Holder specifying any rate that is higher than the Maximum Rate shall be rejected.

          (c) If, as a result of the procedures described in paragraphs (a) or
     (b) of this Section 5, any Existing Holder or any Potential Holder would be required to purchase or sell a fraction of an MMP Share of a series on any
     Auction Date, the Auction Agent shall by lot, in such manner as it shall determine in its sole discretion, round up or down the number of MMP Shares of the series to be purchased or sold by any Existing Holder or Potential
     Holder on the Auction Date so that the number of MMP Shares purchased or sold by each Existing Holder or Potential Holder on the Auction Date shall be whole MMP Shares, even if such allocation results in one or more of such
     Existing Holders or Potential Holders not purchasing or selling any MMP
     Shares on such Auction Date.

          (d) If, as a result of the procedures described in paragraph (a) of this Section 5, any Potential Holder would be required to purchase less than a whole MMP Share of a series on any Auction Date, the Auction Agent shall by lot, in such manner as it shall determine in its sole discretion, allocate MMP Shares of a series for purchase among Potential Holders so that only whole shares of MMP Shares of the series are purchased by any
     Potential Holder on the Auction Date as a result of such procedures, even if the allocation results in one or more Potential Holders not purchasing
     MMP Shares on the Auction Date.

     6. Notice of Applicable Rate. (a) On each Auction Date, the Auction Agent shall notify each Broker-Dealer that participated in the Auction held on such
Auction Date by electronic means acceptable to the Auction Agent and the applicable Broker-Dealer of the following, with respect to the MMP Shares of a series for which an Auction was held on such Auction Date:

               (i) the Applicable Rate determined on such Auction Date for the succeeding Dividend Period;

               (ii) whether Sufficient Clearing Bids existed for the
          determination of the Winning Bid Rate;

                                      B-24

               (iii) if such Broker-Dealer submitted a Bid or a Sell Order on behalf of an Existing Holder, whether such Bid or Sell Order was accepted or rejected and the number of MMP Shares of the series, if any, to be sold by such Existing Holder;

               (iv) if such Broker-Dealer submitted a Bid on behalf of a
          Potential Holder, whether such Bid was accepted or rejected and the number of MMP Shares of the series, if any, to be purchased by such
          Potential Holder;

               (v) if the number of MMP Shares of a series to be sold by all
          Existing Holders on whose behalf such Broker-Dealer submitted Bids or
          Sell Orders is different from the number of MMP Shares of such series to be purchased by all Potential Holders on whose behalf such
          Broker-Dealer submitted a Bid, the name or names of one or more
          Broker-Dealers (and the Agent Member, if any, of each such other
          Broker-Dealer) and the number of MMP Shares of such series to be (A)
          purchased from one or more Existing Holders on whose behalf such other
          Broker-Dealers submitted Bids or Sell Orders or (B) sold to one or more Potential Holders on whose behalf such Broker-Dealer submitted
          Bids; and

               (vi) the immediately succeeding Auction Date.

          (b) On each Auction Date, with respect to each series of MMP Shares for which an Auction was held on such Auction Date, each Broker-Dealer that submitted an Order on behalf of any Existing Holder or Potential Holder shall, if requested: (i) advise each Existing Holder and Potential Holder on whose behalf such Broker-Dealer submitted an Order as to (A) the
     Applicable Rate determined on such Auction Date, (B) whether any Bid or
     Sell Order submitted on behalf of each such Owner was accepted or rejected and (C) the immediately succeeding Auction Date; (ii) instruct each
     Potential Holder on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Potential Holder's
     Agent Member to pay to such Broker-Dealer (or its Agent Member) through the
     Securities Depository the amount necessary to purchase the number of MMP
     Shares of such series to be purchased pursuant to such Bid against receipt of such shares; and (iii) instruct each Existing Holder on whose behalf such Broker-Dealer submitted a Sell Order that was accepted or a Bid that was rejected in whole or in part, to instruct such Existing Holder's Agent
     Member to deliver to such Broker-Dealer (or its Agent Member) through the
     Securities Depository the number of MMP Shares of the series to be sold pursuant to such Bid or Sell Order against payment therefor.

     7. Changes in Auction Period or Auction Date.

          (a) Changes in Auction Period. (i) During any Auction Period, the
     Company, may, from time to time on the Dividend Payment Date immediately following the end of any Auction Period, change the length of the Auction
     Period with respect to all of the MMP Shares of a series in order to accommodate economic and financial factors that may affect or be relevant to the length of the Auction Period and the rate applicable to MMP Shares of such series. The Company shall initiate the change in the length of the
     Auction Period by giving written notice to the Auction Agent, the
     Broker-Dealers and the Securities Depository that the Auction Period shall change if the conditions described herein are satisfied and the proposed effective date of the change, at least 10 Business Days prior to the
     Auction Date for such Auction Period.

               (ii) Any such changed Auction Period shall be for a period of one day, seven-days, 28-days, 35-days, three months, six months and shall be for all of the shares of a series of MMP Shares in an Auction
          Period.

               (iii) The change in the length of the Auction Period shall not be allowed unless Sufficient Clearing Bids existed at the Auction immediately preceding the proposed change.

               (iv) The change in length of the Auction Period shall take effect only if Sufficient Clearing Bids exist at the Auction on the Auction
          Date for such first Auction Period. For purposes of the Auction for such first Auction Period only, each Existing Holder shall be deemed to have submitted Sell Orders with respect to all of its shares of a series MMP Shares except to the extent such Existing Holder submits an
          Order with respect to such shares.

          (b) Changes in Auction Date. The Auction Agent, at the direction of the Company, may specify an earlier Auction Date (but in no event more than five Business Days earlier) than the Auction Date that would otherwise be determined in accordance with the definition of "Auction Date" in order to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the day of the week constituting an Auction Date and the rate of the shares of the series of MMP Shares. The Auction Agent shall provide notice of the Company's direction to specify an earlier Auction
     Date for an Auction Period by means of a written notice delivered at least
     45 days prior to the

                                      B-25

     proposed changed Auction Date to the Company, the Broker-Dealers and the
     Securities Depository. In the event that Auction Agent is instructed to specify an earlier Auction Date, the days of the week on which an Auction
     Period begins and ends and the Dividend Payment Date shall be adjusted accordingly.

     SECOND: The Money Market Cumulative Preferred Shares have been classified and designated by the Board of Directors under the authority contained in the charter.

     THIRD: These Articles Supplementary have been approved by the Board of
Directors in the manner and by the vote required by law.

     FOURTH: The undersigned President of the Company acknowledges these
Articles Supplementary to be the corporate act of the Company and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Company has caused these Articles Supplementary to be signed in its name and on its behalf by its President and attested to by its
Secretary on this __ day of ______, 20__.

ATTEST:                                    TORTOISE ENERGY CAPITAL CORPORATION

----------------------------------         ------------------------------------
Name:                                      Name:
Title: Secretary                           Title: President

                                      B-26

                                   APPENDIX C-

                              RATING OF INVESTMENTS

                         MOODY'S INVESTORS SERVICE, INC.

     Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more.
They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

     "Aaa" Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

     "Aa" Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

     "A" Obligations rated A are considered upper-medium grade and are subject to low credit risk.

     "Baa" Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

     "Ba" Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

     "B" Obligations rated B are considered speculative and are subject to high credit risk.

     "Caa" Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

     "Ca" Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     "C" Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

     Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier
2 indicates a mid-range; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     US Municipal and Tax-Exempt Ratings

     Municipal ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and
administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

     "Aaa" Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     "Aa" Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     "A" Issuers or issues rated A present above average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     "Baa" Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     "Ba" Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     "B" Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

                                      C-1

     "Caa" Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     "Ca" Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     "C" Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier
2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     Description of Moody's Highest Ratings of State and Municipal Notes and
Other Short-Term Loans

     Moody's ratings for state and municipal notes and other short-term loans are designated "Moody's Investment Grade" ("MIG" or, for variable or floating rate obligations, "VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings. Symbols used will be as follows:

     "MIG-1" This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     "MIG-2" This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     "MIG-3" This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     "SG" This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

     "VMIG 1" This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     "VMIG 2" This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

    "VMIG 3" This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     Description of Moody's Short Term Ratings

     Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

     "P-1" Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

     "P-2" Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

     "P-3" Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

                                      C-2

     "NP" Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

                                  FITCH RATINGS

     A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

     "AAA" -- Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be affected adversely by foreseeable events.

     "AA" -- Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" -- High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" -- Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

     "BB" -- Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" -- Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC", "CC", "C" -- High default risk. Default is a real possibility.
Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. ` C' ratings signal imminent default.

     "DDD", "DD", and "D" Default -- The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD'
indicates potential recoveries in the range of 50%-90%, and `D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated
`DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     "F1" -- Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

                                      C-3

     "F2" -- Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" -- Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade. B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "B" -- Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" -- High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     "D" -- Default. Denotes actual or imminent payment default.

     Notes to Long-term and Short-term ratings:

     "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' Long-term rating category, to categories below `CCC', or to Short-term ratings other than
`F1'.

     "NR" indicates that Fitch Ratings does not rate the issuer or issue in question.

     "Withdrawn" -- A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     "Rating Watch" -- Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch typically is resolved over a relatively short period.

     A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are `stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                          STANDARD & POOR'S CORPORATION

     A brief description of the applicable Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("Standard & Poor's" or "S&P"), rating symbols and their meanings (as published by S&P) follows:

     A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program
(including ratings on medium term note programs and commercial paper programs).
It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information.
Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper.

                                      C-4

     Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

     Issue credit ratings are based in varying degrees, on the following considerations:

     1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     2. Nature of and provisions of the obligation; and

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights. The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted
above.

     "AAA" -- An obligation rated `AAA' has the highest rating assigned by
Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" -- An obligation rated `AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" -- An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" -- An obligation rated `BBB' exhibits adequate protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "BB," "B," "CCC," "CC," and "C" -- Obligations rated `BB', `B', `CCC',
`CC', and `C' are regarded as having significant speculative characteristics.
`BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" -- An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" -- An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC" -- An obligation rated `CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" -- An obligation rated `CC' is currently highly vulnerable to nonpayment.

     "C" -- The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     "D" -- An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will

                                      C-5

be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     "+/-" -- Plus (+) or minus (-). The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     "c" -- The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

     "P" -- The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     "*" -- Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

     "r" -- The `r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and
interest-only and principal-only mortgage securities. The absence of an `r'
symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R. -- Not rated.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

     Under present commercial bank regulations issued by the Comptroller of the
Currency, bonds rated in the top four categories (`AAA', `AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

Short-Term Issue Credit Ratings

Notes

     A Standard & Poor's note ratings reflect the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

     Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

     Note rating symbols are as follows:

     "SP-1" -- Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus
(+) designation.

                                      C-6

     "SP-2" -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" -- Speculative capacity to pay principal and interest.

     A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to
S&P by the issuer or obtained by S&P from other sources it considers reliable.

     S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Commercial Paper

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.
Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

     "A-1" -- A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" -- A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" -- A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" -- A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "C" -- A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" -- A short-term obligation rated `D' is in payment default. The `D'
rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &
Poor's believes that such payments will be made during such grace period. The
`D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to
S&P by the issuer or obtained by S&P from other sources it considers reliable.

     S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

                                      C-7

                       Tortoise Energy Capital Corporation

              -----------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

              -----------------------------------------------------

                                __________ , 2007

                           PART C - OTHER INFORMATION

Item 25: Financial Statements and Exhibits

     1. Financial Statements:

     The Registrant's audited financial statements dated November 30, 2006, notes to such financial statements and report of independent registered public accounting firm thereon are incorporated by reference into the statement of additional information.

     2. Exhibits:

   a.1.    Articles of Incorporation. (1)
   a.2.    Articles of Amendment (2)
   a.3.    Articles Supplementary relating to Series I MMP Shares (7)
   a.5     Form of Articles Supplementary relating to Preferred Stock, incorporated by reference to Appendix B of the Registrant's statement of additional information, filed herewith.
   b.      By-laws. (1)
   c.      Inapplicable.
   d.1.    Form of Common Share Certificate.*
   d.2.    Form of Preferred (MMP) Stock Certificate.*
   d.3.    Form of Note. *
   d.4.    Indenture of Trust. (8)
   d.5.    Form of Supplemental Indenture of Trust. *
   d.6.    Statement of Eligibility of Trustee on Form T-1.(3)
   d.7.    Form of Fitch Rating Guidelines and Moody's Rating Guidelines. *
   e.      Dividend Reinvestment Plan. (3)
   f.      Inapplicable.
   g.      Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (4)
   h.1.    Form of Underwriting Agreement relating to Common Stock. *
   h.2.    Form of Underwriting Agreement relating to Preferred Stock. *
   h.3.    Form of Underwriting Agreement relating to Notes. *
   i.      Inapplicable.
   j.      Custody Agreement. (5)
   k.1.    Stock Transfer Agency Agreement. (5)
   k.2.    Administration Agreement. (5)
   k.3.    Fund Accounting Agreement. (5)
   k.4.    Form of Auction Agency Agreement relating to Preferred Stock. *
   k.5.    Form of Auction Agency Agreement relating to Notes. *
   k.6.    Form of Broker-Dealer Agreement relating to Preferred Stock. *
   k.7.    Form of Broker-Dealer Agreement relating to Notes. *
   k.8.    DTC Representation Letter relating to Preferred Stock and Notes. (6)
   k.9     Credit Agreement. *
   l.      Opinion of Venable LLP. *
   m.      Inapplicable.
   n.      Consent of Independent Registered Public Accounting Firm. *
   o.      Inapplicable.
   p.      Initial Subscription Agreement. (2)
   q.      Inapplicable. (2)
   r1.     Code of Ethics for the Registrant. (2)
   r2.     Code of Ethics for the Adviser. (2)
   s.      Powers of Attorney. *

   (*) Filed herewith.

                                      C-1

(1)  Incorporated by reference to Registrant's Registration Statement on Form
     N-2, filed on March 8, 2005 (File Nos. 333-123180and 811-21725).

(2)  Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's
     Registration Statement on Form N-2, filed on April 29, 2005 (File Nos.
     333-123180 and 811-21725).

(3)  Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's
     Registration Statement on Form N-2, filed on October 12, 2005 (File Nos.
     333-128063 and 811-21725).

(4)  Incorporated by reference to Pre-Effective Amendment No. 7 to Registrant's
     Registration Statement on Form N-2, filed on November 8, 2005 (File Nos.
     333-1231803 and 811-21725)

(5)  Incorporated by reference to Registrant's Registration Statement on Form
     N-2, filed on September 5, 2005 (File Nos. 333-128063 and 811-21725).

(6)  Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's
     Registration Statement on Form N-2, filed on January 11, 2006 (File Nos.
     333-129878 and 811-21725).

(7)  Incorporated by reference to Appendix A of Pre-Effective Amendment No. 3 to
     Registrant's Registration Statement on Form N-2, filed on January 26, 2006
     (File Nos. 333-129878 and 811-21725).

(8)  Incorporated by Registrant's Registration Statement on Form N-2, filed on
     October 12, 2005 (File Nos. 333-128063 and 811-21725).

Item 26: Marketing Arrangements

     Reference is made to the forms of underwriting agreement for the
Registrant's Common Stock, Tortoise Notes and MMP Shares, to be filed as exhibits h.1, h.3 and h.2, respectively.

Item 27: Other Expenses and Distribution

     The following table sets forth the estimated expenses to be incurred in connection with all potential offerings described in this Registration
Statement:

Securities and Exchange Commission Fees              $9,210
 Directors' Fees and Expenses                         6,500
 Printing (other than certificates)                 112,500
 Accounting fees and expenses                       163,000
 Legal fees and expenses                            280,000
 NASD fee                                             7,000
 Rating Agency Fees                                       0
 Miscellaneous                                       61,275
                                                  ---------
                                                  ---------
 Total                                             $639,935

Item 28. Persons Controlled by or Under Common Control

     None.

                                      C-2

Item 29. Number of Holders of Securities

     As of November 30, 2006, the number of record holders of each class of securities of the Registrant was:

                                                                        Number
                                                                       of Record
                                     Title of Class                     Holders
-------------------------------------------------------------------   ----------
  Common Shares ($0.001 par value)                                         48
  Preferred Stock (Liquidation Preference $25,000 per share)                1
  Long-term Debt ($165,000,000 aggregate principal amount)                  1

Item 30. Indemnification

     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. The
Registrant's charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law.

     The Registrant's charter authorizes it, to the maximum extent permitted by
Maryland law and the Investment Company Act of 1940, as amended (the "1940
Act"), to indemnify any present or former director or officer or any individual who, while a director of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the
Registrant and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Registrant's Bylaws obligate it, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Registrant and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and Bylaws also permit the Registrant to indemnify and advance expenses to any person who served as a predecessor of the Registrant in any of the capacities described above and any employee or agent of the
Registrant or a predecessor of the Registrant.

     Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant's charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

     The provisions set forth above apply insofar as they are consistent with
Section 17(h) of the 1940 Act, which prohibits indemnification of any director or officer of the Registrant against any liability to the Registrant or its stockholders to which such director or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                                      C-3

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended ("1933 Act"), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy)
is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

     The information in the statement of additional information under the caption "Management of the Company -- Directors and Officers" is hereby incorporated by reference.

Item 32. Location of Accounts and Records

     All such accounts, books, and other documents are maintained at the offices of the Registrant, at the offices of the Registrant's investment adviser,
Tortoise Capital Advisors, L.L.C., 10801 Mastin Boulevard, Suite 222, Overland
Park, Kansas 66210, at the offices of the custodian, U.S. Bank, N.A., 1555 North
Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, at the offices of the transfer agent, Computershare Trust Company, N.A., P.O. Box 43078, Providence,
Rhode Island, at the offices of the administrator, U.S. Bancorp Fund Services,
LLC, 615 East Michigan Street, Milwaukee, WI 53202, at the offices of the
Auction Agent and Paying Agent, The Bank of New York, 101 Barclay Street, 7W,
New York, NY 10280 or at the offices of the Trustee, BNY Midwest Trust Company,
N.A. 2 N. LaSalle Street, Chicago, IL 60602.

Item 33. Management Services

     Not applicable.

Item 34. Undertakings

     1. The Registrant undertakes to suspend the offering of common stock until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this registration statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     2. Not applicable.

     3. Not applicable.

     4. (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

     (1) to include any prospectus required by Section 10(a)(3) of the
Securities Act of 1933;

     (2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;
and

     (3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

                                      C-4

          (b) that, for the purpose of determining any liability under the
Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

          (c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

          (d) that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of this registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in this registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this registration statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration or prospectus that is part of this registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such date of first use.

          (e) that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

     The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

     (1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the
1933 Act;

     (2) the portion of any advertisement pursuant to Rule 482 under the 1933
Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

     (3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

     5.   (a) That for the purpose of determining any liability under the 1933
Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act (17 CFR
230.497(h)) shall be deemed to be part of this registration statement as of the time it was declared effective; and

          (b) for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prominent delivery within two business days of receipt of a written or oral request the Registrant's statement of additional information.

     7. Upon each issuance of securities pursuant to this Registration
Statement, the Registrant undertakes to file a form of prospectus and/or form of prospectus supplement pursuant to Rule 497 and a post-effective amendment to the extent required by the 1933 Act and the rules and regulations thereunder, including, but not limited to a post-effective amendment pursuant to Rule 462(c)
or Rule 462(d) under the 1933 Act.

                                      C-5

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the
Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Overland Park and State of Kansas, on the 5th day of
March, 2007.

                                            TORTOISE ENERGY CAPITAL CORPORATION

                                            By:  /s/ David J. Schulte
                                               ---------------------------------
                                                David J. Schulte, President

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

/s/ Terry C. Matlack         Director (and Principal Financial and
-------------------------             Accounting Officer)              March 5, 2007
Terry C. Matlack

/s/ Conrad S. Ciccotello                    Director                   March 5, 2007
-------------------------
Conrad S. Ciccotello

/s/ John R. Graham*                         Director                   March 5, 2007
-------------------------
John R. Graham

/s/ Charles E. Heath*                       Director                   March 5, 2007
-------------------------
Charles E. Heath

/s/ H. Kevin Birzer*                        Director                   March 5, 2007
-------------------------
H. Kevin Birzer

/s/ David J. Schulte*        President and Chief Executive Officer     March 5, 2007
-------------------------        (Principal Executive Officer)
David J. Schulte

*By David J. Schulte pursuant to power of attorney filed herewith.

                                      C-6

                                  EXHIBIT INDEX

   a.1.      Articles of Incorporation. (1)
   a.2.      Articles of Amendment. (2)
   a.3.      Articles Supplementary relating to Series I MMP Shares.(7)
   a.5       Form of Articles Supplementary relating to Preferred Stock, incorporated by reference to Appendix B of the Registrant's statement of additional information, filed herewith.
   b.        By-laws. (1)
   c.        Inapplicable.
   d.1.      Form of Common Share Certificate.*
   d.2.      Form of Preferred (MMP) Stock Certificate.*
   d.3.      Form of Note. *
   d.4.      Indenture of Trust. (8)
   d.5.      Form of Supplemental Indenture of Trust. *
   d.6.      Statement of Eligibility of Trustee on Form T-1.(3)
   d.7.      Form of Fitch Rating Guidelines and Moody's Rating Guidelines. *
   e.        Dividend Reinvestment Plan. (3)
   f.        Inapplicable.
   g.        Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (4)
   h.1.      Form of Underwriting Agreement relating to Common Stock. *
   h.2.      Form of Underwriting Agreement relating to Preferred Stock. *
   h.3.      Form of Underwriting Agreement relating to Notes. *
   i.        Inapplicable.
   j.        Custody Agreement. (5)
   k.1.      Stock Transfer Agency Agreement. (5)
   k.2.      Administration Agreement. (5)
   k.3.      Fund Accounting Agreement. (5)
   k.4.      Form of Auction Agency Agreement relating to Preferred Stock. *
   k.5.      Form of Auction Agency Agreement relating to Notes. *
   k.6.      Form of Broker-Dealer Agreement relating to Preferred Stock. *
   k.7.      Form of Broker-Dealer Agreement relating to Notes. *
   k.8.      DTC Representation Letter relating to Preferred Stock and Notes. (6)
   k.9       Credit Agreement. *
   l.        Opinion of Venable LLP. *
   m.        Inapplicable.
   n.        Consent of Independent Registered Public Accounting Firm. *
   o.        Inapplicable.
   p.        Initial Subscription Agreement. (2)
   q.        Inapplicable. (2)
   r1.       Code of Ethics for the Registrant. (2)
   r2.       Code of Ethics for the Adviser. (2)
   s.        Powers of Attorney. *

  (*) Filed herewith.

(1)  Incorporated by reference to Registrant's Registration Statement on Form
     N-2, filed on March 8, 2005 (File Nos. 333-123180and 811-21725).

(2)  Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's
     Registration Statement on Form N-2, filed on April 29, 2005 (File Nos.
     333-123180 and 811-21725).

(3)  Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's
     Registration Statement on Form N-2, filed on October 12, 2005 (File Nos.
     333-128063 and 811-21725).

(4)  Incorporated by reference to Pre-Effective Amendment No. 7 to Registrant's
     Registration Statement on Form N-2,

                                      C-7

     filed on November 8, 2005 (File Nos. 333-1231803 and 811-21725)

(5)  Incorporated by reference to Registrant's Registration Statement on Form
     N-2, filed on September 5, 2005 (File Nos. 333-128063 and 811-21725).

(6)  Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's
     Registration Statement on Form N-2, filed on January 11, 2006 (File Nos.
     333-129878 and 811-21725).

(7)  Incorporated by reference to Appendix A of Pre-Effective Amendment No. 3 to
     Registrant's Registration Statement on Form N-2, filed on January 26, 2006
     (File Nos. 333-129878 and 811-21725).

(8)  Incorporated by Registrant's Registration Statement on Form N-2, filed on
     October 12, 2005 (File Nos. 333-128063 and 811-21725).

                                      C-8